UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GALECTO, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1)0-11.

GALECTO, INC.

Ole Maaloes Vej 3
DK-2200 Copenhagen N
Denmark

75 State Street, Suite 100
Boston, MA 02109
(+45) 70 70 52 10
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held February 9, 2026
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Galecto, Inc. (the “Company”) will be held virtually, via live webcast at www.virtualshareholdermeeting.com/GLTO2026SM on February 9, 2026 at 9:00 a.m. Eastern Time. The purpose of the Special Meeting is the following:
1.
To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), upon conversion of the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.00001 per share (“Series B Preferred Stock”), and the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.00001 per share (“Series C Preferred Stock”) (the “Conversion Proposal” or “Proposal No. 1”);

2.
To approve an amendment to the Company’s Certificate of Incorporation, as amended and restated (“Certificate of Incorporation”), to increase the number of authorized shares of Common Stock from 300,000,000 to 500,000,000 (the “Authorized Shares Proposal” or “Proposal No. 2”);

3.
To approve (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion (“Proposal No. 3A”) and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the memorandum and articles of association of the Company (the “Cayman Articles”), substantially in the form attached as Annex C to this proxy statement (“Proposal No. 3B” and together with Proposal No. 3A, the “Redomestication Proposal” or “Proposal No. 3”);

4.	To approve the Galecto, Inc. 2026 Equity Incentive Plan (the “Equity Incentive Plan Proposal” or “Proposal No. 4”);
5.	To approve the Galecto, Inc. 2026 Employee Stock Purchase Plan (the “ESPP Proposal” or “Proposal No. 5”); and
6.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or 5 (the “Adjournment Proposal” or “Proposal No. 6”).
Only the Company’s stockholders of record at the close of business on December 29, 2025 will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.
Your vote is important. Whether or not you are able to attend the Special Meeting, it is important that your shares be represented. It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to gain access to the virtual meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to virtually attend the Special Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.
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If you are a registered holder and have questions about your stock ownership, you may contact our transfer agent, Computershare Trust Company, N.A., by email through its website at https://www.computershare.com or by phone at (800) 962-4284. If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”):
Stockholders may call toll free: (877) 750-8310
Banks and Brokers may call collect: (212) 750-5833
Thank you for your ongoing support and continued interest in Galecto, Inc.

By order of the Board of Directors,

/s/ Carl Goldfischer
Carl Goldfischer
Chair of the Board of Directors

Boston, Massachusetts
December 31, 2025

YOUR VOTE IS IMPORTANT
WE CURRENTLY PLAN TO HOLD THE SPECIAL MEETING VIA LIVE WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD.
TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.
IT IS IMPORTANT THAT YOU RETAIN A COPY OF THE CONTROL NUMBER FOUND ON THE PROXY CARD, VOTING INSTRUCTION FORM OR NOTICE, AS SUCH NUMBER WILL BE REQUIRED IN ORDER FOR STOCKHOLDERS TO GAIN ACCESS TO THE VIRTUAL MEETING.

GALECTO, INC.

Ole Maaloes Vej 3
DK-2200 Copenhagen N
Denmark

75 State Street Suite 100
Boston, MA 02109
(+45) 70 70 52 10
PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on February 9, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement contains information about the Special Meeting of Stockholders of Galecto, Inc. (the “Special Meeting”), which will be held virtually, via live webcast at www.virtualshareholdermeeting.com/GLTO2026SM on February 9, 2026 at 9:00 a.m. Eastern Time. The board of directors of Galecto, Inc. (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Special Meeting. In this proxy statement, the terms “Galecto,” “the Company,” “we,” “us,” and “our” refer to Galecto, Inc. The mailing address of our principal executive offices is Corporate Secretary, Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of the Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
At the Special Meeting:
1.
Galecto will ask its stockholders to approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock, each issued in November 2025;

2.	Galecto will ask its stockholders to approve an amendment to its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 500,000,000;
3.
Galecto will ask its stockholders to approve (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the Cayman Articles;

4.	Galecto will ask its stockholders to approve the Galecto, Inc. 2026 Equity Incentive Plan;
5.	Galecto will ask its stockholders to approve the Galecto, Inc. 2026 Employee Stock Purchase Plan; and
6.	Galecto will ask its stockholders to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or 5.
After careful consideration, the Board of Directors has approved the proposals referred to above, and has determined that they are advisable, fair and in the best interests of Galecto’s stockholders. Accordingly, the Board of Directors recommends that stockholders vote “FOR” each of the proposals set forth above.
Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please vote by Internet or telephone following the instructions on the accompanying proxy card, or sign, date and promptly return the proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker.
This proxy statement is dated December 31, 2025 and is first being mailed to stockholders on or about January 5, 2026.
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OVERVIEW
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire proxy statement, including each of the annexes.
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
On or about January 5, 2026, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form.
When and where will the Special Meeting take place?
We will be hosting the Special Meeting via live webcast only. The Special Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/GLTO2026SM on February 9, 2026 at 9:00 a.m. Eastern Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on December 29, 2025, you are welcome to attend the meeting. Stockholders may vote and submit questions while attending the Special Meeting online. The webcast will open 15 minutes before the start of the Special Meeting. In order to enter the Special Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of Common Stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of Common Stock in a “street name.” Instructions on how to attend and participate online are also available at www.virtualshareholdermeeting.com/GLTO2026SM. Information on how to vote online at the virtual special meeting is discussed below.
Who is soliciting my vote?
The Board of Directors is soliciting your vote for the Special Meeting.
When is the record date for the Special Meeting?
The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on December 29, 2025 (the “record date”).
How many votes can be cast by all stockholders?
There were 1,597,321 shares of Common Stock outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter considered at the Special Meeting, except as described below. On the record date, there were 158.361 shares of Series A Non-Voting Convertible Preferred Stock (“Series A Preferred Stock”), 16,366 shares of Series B Preferred Stock and 43,882 shares of Series C Preferred Stock issued and outstanding; however, the Series A Preferred Stock, the Series B Preferred Stock and Series C Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting.
Of the shares of Common Stock issued and outstanding and entitled to vote, 265,309 shares of Common Stock were issued in the Asset Acquisition (as described in “Description of the Transactions—Acquisition of Damora” below) and are not entitled to vote on Proposal No. 1 for purposes of the listing rules of the Nasdaq Stock Market. We anticipate that these 265,309 shares of Common Stock will be voted in favor of Proposal No. 1 for purposes of adopting the proposal under Delaware law. However, to comply with Nasdaq rules, we will instruct the inspector of elections to conduct a separate tabulation that subtracts 265,309 shares from the total number of shares voted in favor of Proposal No. 1 to determine whether that proposal has been adopted in accordance with applicable Nasdaq rules.

How do I vote?
If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, Computershare Trust Company, N.A., we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting during the Special Meeting.
Over the Internet: To vote over the Internet, please follow the instructions on the enclosed proxy card for submitting your proxy electronically. If you vote over the Internet, you do not need to vote your proxy by telephone or by mail. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy before the polls close on February 8, 2026, for your proxy to be valid and your vote to count.
By Telephone: To vote by telephone, please follow the instructions provided on the proxy card. If you vote by telephone, you do not need to vote your proxy over the Internet or by mail. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy before the polls close on February 8, 2026, the date of the Special Meeting, for your proxy to be valid and your vote to count.
By Mail: To vote by mail, you must sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Your proxy card must be received not later than the time the polls close on February 8, 2026 for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the Board of Directors.
At the Special Meeting: To vote during the Special Meeting, attend the Special Meeting by visiting www.virtualshareholdermeeting.com/GLTO2026SM, where stockholders may vote and submit questions during the Special Meeting. The meeting starts at 9:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Special Meeting. Instructions on how to attend and vote online during the Special Meeting, including how to demonstrate your stock ownership, are posted at www.virtualshareholdermeeting.com/GLTO2026SM.
If your shares are held in “street name,” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.
How do I change my vote?
If you are a “stockholder of record,” you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:
1.	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
2.	Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.
3.	Attend the Special Meeting and vote as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.
If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Special Meeting.

How is a quorum reached?
Our Amended and Restated By-laws (the “Bylaws”) provide that the presence, by virtual attendance or by proxy, of holders of at least 33 1/3% of the total number of outstanding shares entitled to vote will constitute a quorum for the transaction of business at the Special Meeting.
Under the General Corporation Law of the State of Delaware (“DGCL”), shares that are voted “abstain” or “withheld” and “broker non-votes” (if any) are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
What proposals will be voted on at the Special Meeting?
There are six proposals scheduled to be voted on at the meeting:
•	Proposal No. 1 – Approval of the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock.
•	Proposal No. 2 – Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 500,000,000.
•
Proposal No. 3 – Approval of (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the Cayman Articles.

•	Proposal No. 4 – Approval of the Galecto, Inc. 2026 Equity Incentive Plan.
•	Proposal No. 5 – Approval of the Galecto, Inc. 2026 Employee Stock Purchase Plan.
•	Proposal No. 6 – Approval, if necessary, of the adjournment or postponement of the Special Meeting, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or No. 5.
Why are we seeking approval for the redomestication to the Cayman Islands (the “Cayman Redomestication”)?
The Board of Directors believes that there are several reasons why the Cayman Redomestication is in the best interests of the Company and our stockholders. First, the Cayman Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings over the long term. In addition, the Cayman Redomestication may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and our directors and officers. We believe that for the reasons described in this proxy statement, in general, Cayman Islands law will provide greater protection to us and our directors and officers than Delaware law. The Board of Directors believes that the Cayman Redomestication will give us more flexibility and predictability in various corporation transactions. For more information, please see the section titled “Proposal No. 3—Approval of the Redomestication of the Company” beginning on page 101 of this proxy statement.
How will the Cayman Redomestication affect the rights of our stockholders?
Your rights as a stockholder currently are governed by Delaware law and the provisions of the Certificate of Incorporation and Bylaws. As a result of the Cayman Redomestication, you will become a shareholder of the Company with rights governed by Cayman Islands law and the provisions of the memorandum and articles of association, in the form attached as Annex C to this proxy statement, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal No. 3—Approval of the Redomestication of the Company—Effects of the Cayman Redomestication—Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital” beginning on page 104 of this proxy statement.
What are the U.S. federal income tax considerations of the Cayman Redomestication to our stockholders?
Subject to the limitations and qualifications described in the section titled “Proposal No. 3—Approval of the Redomestication of the Company—U.S. Federal Income Tax Considerations of the Cayman Redomestication” beginning on page 126 of this proxy statement, we intend that the Cayman Redomestication qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code (the “Code”). As a result, a

U.S. Holder (as defined therein) of our stock will not recognize gain or loss upon the Cayman Redomestication. For a more detailed discussion of the U.S. federal income tax considerations of the Cayman Redomestication, see the section titled “Proposal No. 3—Approval of the Redomestication of the Company—U.S. Federal Income Tax Considerations of the Cayman Redomestication” beginning on page 126 of this proxy statement.
What vote is required to approve each item at the Special Meeting?
You may vote “for,” “against” or “abstain” on each of the proposals being placed before our stockholders. Under our Bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except as otherwise provided by applicable law, the rules of any stock exchange upon which our securities are listed, or by our Certificate of Incorporation or Bylaws.
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Proposal No. 1 – The affirmative vote of a majority of the votes properly cast on the matter, assuming a quorum is present, is required for the approval of the Conversion Proposal, subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above.

•	Proposal No. 2 – The affirmative vote of a majority of the votes properly cast on the matter, assuming a quorum is present, is required for the approval of the Authorized Shares Proposal.
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Proposal No. 3 – The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required for the approval of Proposal No. 3A. The affirmative vote of the holders of shares of Common Stock representing not less than two-thirds of the votes properly cast, assuming a quorum is present, is required for Proposal 3B.

•	Proposal No. 4 – The affirmative vote of a majority of the votes properly cast on the matter, assuming a quorum is present, is required for the approval of the Equity Incentive Plan Proposal.
•	Proposal No. 5 – The affirmative vote of a majority of the votes properly cast on the matter, assuming a quorum is present, is required for the approval of the ESPP Proposal.
•	Proposal No. 6 – The affirmative vote of a majority of the votes properly cast on the matter, assuming a quorum is present, is required for the approval of the Adjournment Proposal.
Do I Have Appraisal Rights?
Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on.
How is the vote counted?
If you are a stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting during the Special Meeting. In contrast, if you are a beneficial owner and your shares are held in an account at a bank or at a brokerage firm or other nominee hold, you must tell your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.
“Broker non-votes” occur when a beneficial owner of shares held in “street name” does not give instructions to the bank, broker or other nominee holding the shares as to how to vote. If your shares are held in “street name” and you do not give voting instructions to your broker, your broker or nominee may vote the shares with respect to matters that are considered to be “discretionary” (if any), but may not vote the shares with respect to “non-discretionary” matters. Where a broker does not have discretion to vote on a given proposal, the unvoted shares are considered “broker non-votes.” Broker non-votes, if any, and abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Broker non-votes, if any, and abstentions will have no effect on Proposal Nos. 1, 2, 3B, 4, 5 and 6 and will have the effect of a vote “AGAINST” Proposal No. 3A.
Who will count the vote?
The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board of Directors.

How does the Board of Directors recommend that I vote on the proposals?
The Board of Directors recommends that you vote:
•	Proposal No. 1 – FOR the approval of the Conversion Proposal.
•	Proposal No. 2 – FOR the approval of the Authorized Shares Proposal.
•	Proposal No. 3 – FOR the approval of the Redomestication Proposal.
•	Proposal No. 4 – FOR the approval of the Equity Incentive Plan Proposal.
•	Proposal No. 5 – FOR the approval of the ESPP Proposal.
•	Proposal No. 6 – FOR the approval of the Adjournment Proposal.
Who pays the cost for soliciting proxies?
We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur. In addition, we have retained Innisfree at a fee of $20,000, plus certain out-of-pocket expenses, to act as our proxy solicitor in connection with the proposals to be acted upon at the Special Meeting. Pursuant to an agreement, Innisfree has agreed to solicit proxies from our stockholders on our behalf in connection with the Special Meeting. If you have any questions about submitting your proxy or require assistance, please contact Innisfree at:
Stockholders may call toll free: (877) 750-8310
Banks and Brokers may call collect: (212) 750-5833
How can I know the voting results?
We plan to announce preliminary voting results at the Special Meeting and will report the final results in a Current Report on Form 8-K to be filed with the Securities Exchange Commission (the “SEC”) within four business days following the Special Meeting.
Who can provide me with additional information and help answer my questions?
If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact Innisfree, toll free at (877) 750-8310.
Implications of Being a “Smaller Reporting Company”
We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our ability to achieve the expected benefits or opportunities and related timing with respect to our acquisition of Damora Therapeutics, Inc. (“Damora”), our share utilization and equity plans, our future results of operations and financial position, business strategy, the length of time that we believe our existing cash resources will fund our operations, our market size, our potential growth opportunities, our preclinical and future clinical development activities, the efficacy and safety profile of our product candidates, the potential therapeutic benefits and economic value of our product candidates, the timing and results of preclinical studies and clinical trials, the expected impact of adverse macroeconomic conditions, including inflation, slower growth or recession, new or increased tariffs and other barriers to trade, changes to fiscal and monetary policy or government budget dynamics (particularly in the pharmaceutical and biotech areas), volatility in financial markets and other challenges in the global economy, and the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in this proxy statement and in our most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

RISK FACTOR SUMMARY
The following summarizes the principal factors that make an investment in the Company speculative or risky, all of which are more fully described in the Risk Factors section below. This summary should be read in conjunction with the Risk Factors section and should not be relied upon as an exhaustive summary of the material risks facing our business. The occurrence of any of these risks could harm our business, financial condition, results of operations and/or growth prospects or cause our actual results to differ materially from those contained in forward-looking statements we have made in this report and those we may make from time to time. You should consider all of the risk factors described in our public filings when evaluating our business.
Risks Related to Our Limited Operating History, Financial Position and Capital Requirements
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We are a clinical stage biotechnology company with a limited operating history on which to assess our business; we have no products approved for commercial sale, which may make it difficult to evaluate our current business and likelihood of success and viability.

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We will require substantial additional capital to finance our operations in the future. If we are unable to raise such capital when needed, or on acceptable terms, we may be forced to delay, reduce and/or eliminate one or more of our research programs or future commercialization efforts.

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We expect to continue to incur losses for the foreseeable future and may not be able to achieve or sustain profitability in the future. We have no products approved for sale, have not generated any revenue from our product candidates and may never generate revenue or become profitable.

Risks Related to Our Discovery, Development and Commercialization
•	We face competition from entities that have developed or may develop product candidates for the diseases addressed by our product candidates.
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Our programs are in the preclinical stages of development and may fail in development or suffer delays that materially and adversely affect our viability. If we or our current or future collaborators are unable to complete development of or commercialize our product candidates, or experience significant delays in doing so, our business will be materially harmed.

•	We are substantially dependent on the success of DMR-001, and our anticipated future clinical trials of such product candidate may not be successful.
•	Our approach to the discovery and development of DMR-001, DMR-002 and DMR-003 is unproven, and we may not be successful in our efforts to build a pipeline of product candidates with commercial value.
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Preclinical and clinical development involves a lengthy and expensive process that is subject to delays and with uncertain outcomes, and results of earlier studies and trials may not be predictive of future clinical trial results. If our preclinical studies and clinical trials are not sufficient to support regulatory approval of any of our product candidates, we may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development of such product candidate.

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We may find it difficult to enroll patients in our clinical trials, particularly given the relatively small patient population. If we encounter difficulties enrolling patients in our future clinical trial of DMR-001 or our other programs, our clinical development activities could be delayed or otherwise adversely affected.

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Preliminary, “topline” or interim data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures.

Risks Related to Our Reliance on Third Parties
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We rely on collaborations and licensing arrangements with third parties, including Paragon. If we are unable to maintain these collaborations or licensing arrangements, or if these collaborations or licensing arrangements are not successful, our business could be negatively impacted.

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We currently rely, and plan to rely in the future, on third parties to conduct and support our preclinical studies and clinical trials. If these third parties do not properly and successfully carry out their contractual duties or meet expected deadlines, we may not be able to obtain regulatory approval of or commercialize our product candidates.

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We rely on the use of third-party contract manufacturing organizations (“CMOs”) to manufacture our product candidates, and we expect to continue to rely on third-party CMOs to produce our products, if approved. Our business could be adversely affected if we are unable to use third-party manufacturing suites or if the third-party manufacturers encounter difficulties in production.

Risks Related to Our Business and Operations
•	In order to successfully implement our plans and strategies, we will need to grow the size of our organization and we may experience difficulties in managing this growth.
Risks Related to Our Intellectual Property
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We may be subject to intellectual property lawsuits or may need to file lawsuits to protect our intellectual property, which could result in substantial costs and liability and prevent us from commercializing our potential products.

Risks Related to Government Regulation
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The regulatory approval processes of the FDA and other comparable foreign regulatory authorities are lengthy, time-consuming and inherently unpredictable. If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals for our product candidates, we will not be able to commercialize, or will be delayed in commercializing, our product candidates, and our ability to generate revenue will be materially impaired.

General Risk Factors
•	Litigation costs and the outcome of litigation could have a material adverse effect on our business.
Risks Related to the Ownership of Our Common Stock
•	The market price of our Common Stock has been and is expected to continue to be volatile.
•	We are governed by Delaware law and our Certificate of Incorporation and Bylaws, provisions of which have anti-takeover implications.
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Because our Certificate of Incorporation and Bylaws limit the court in which you may bring an action against us, you may have difficulty obtaining a more favorable judicial forum or you may incur more expense enforcing any rights which you may claim as compared to another forum.

•	Conflicts of interest may arise between us and Paragon or us and Fairmount.
•	Our executive officers, directors and principal stockholders have the ability to control or significantly influence all matters submitted to our stockholders for approval.

DESCRIPTION OF THE TRANSACTIONS
Overview
On November 10, 2025, we acquired Damora (the “Asset Acquisition”) pursuant to an Agreement and Plan of Merger (the “Acquisition Agreement”), by and among the Company, Daylight Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Daylight Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and Damora. Pursuant to the Acquisition Agreement, First Merger Sub merged with and into Damora, pursuant to which Damora was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Damora merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity and continued under the name “Damora Therapeutics, LLC.” Unless context otherwise requires, references to our business in this proxy statement include the business of Galecto and, prior to the Asset Acquisition, Damora.
Damora was founded by leading healthcare investor Fairmount Funds Management LLC (“Fairmount”). It was launched to research and develop antibody candidates discovered and initially developed on a pre-clinical basis by Paragon Therapeutics, Inc. (“Paragon”), an antibody discovery engine founded by Fairmount and led by industry veterans with extensive experience in drug discovery. Paragon is specifically focused on applying cutting-edge science and technology to shape the next generation of novel best-in-class complex biologics for indications in which there is high unmet medical need. Damora is the sixth company launched based on assets that were discovered and initially developed by Paragon. Prior to the Asset Acquisition, Damora only held options (collectively, the “Option”) pursuant to that certain antibody discovery and option agreement by and among Damora, Paragon, and Paramora Holding LLC (“Paramora”) dated October 7, 2025 (the “Paragon Option Agreement”), to license intellectual property from Paragon with respect to three research programs but did not own any intellectual property itself. Prior to the Asset Acquisition, Damora had no assembled workforce, strategic management processes, facilities or operations that could be used to form a process and applied to inputs in order to create an integrated set of activities and assets to produce outputs. Without creating these processes themselves, market participants would not be capable of acquiring Damora and producing outputs. In addition, Damora never had any revenues and only had one non-monetary asset, its Option to in-license intellectual property pursuant to the Paragon Option Agreement to identify, evaluate and develop one or more antibody candidates directed to certain mutually agreed therapeutic targets of interest to Damora and pursuant to which Damora would have the exclusive option to enter into separate license agreements with Paragon to develop, manufacture and commercialize the resulting antibodies with respect to a given target, subject to the conditions set forth in the Paragon Option Agreement.
Given Damora’s short operating history and highly limited research and development operations, we do not believe that the financial information set forth in Items 12 and 14 of Schedule 14A, with respect to Damora, is material for our stockholders to exercise their prudent judgment with respect to the Conversion Proposal, the Authorized Shares Proposal, the Redomestication Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal or the Adjournment Proposal. This information is therefore not included in this proxy statement.
With respect to the Asset Acquisition, we determined that Galecto was the acquiror for accounting purposes under ASC 805-10-25-4 and ASC 805-10-55-11. The primary factors considered were (a) the relative voting rights in the combined entity not resulting in a change of control, (b) legacy members of the Board of Directors maintained control of the Board of Directors, and (c) the composition of senior management remained the same at the closing of the Transactions. Next, we considered whether the Asset Acquisition should be defined as a business under ASC 805. ASC 805-10-55-5A through 55-5C describe a screen test to determine whether an acquired set of assets and activities is not a business. We determined that substantially all (greater than 90%) of the fair value of the assets acquired were concentrated in a single asset, Damora’s Option to license intellectual property rights related to DMR-001, DMR-002 and DMR-003 pursuant to the Paragon Option Agreement. Accordingly, we treated the Asset Acquisition as an asset acquisition for accounting purposes. Even if the transaction would have failed the screen test, Damora lacked the financial resources to have inputs, processes, and outputs to constitute a business under ASC 805. Following the Asset Acquisition, we will need to invest in infrastructure and the continuing research and development being conducted under the Paragon Option Agreement to be able to have any measurable outputs.
All references to “our product candidates,” “our programs” and “our pipeline” in this proxy statement include the research programs with respect to which have the Option to acquire intellectual property license rights to pursuant to the Paragon Option Agreement, which we have assumed pursuant to the Asset Acquisition. As of the date of this proxy statement, we have exercised the option for DMR-001. We have not exercised the option for DMR-002 or DMR-003 or entered into a license agreement for DMR-001, DMR-002, or DMR-003. We expect to finalize the DMR-001 license agreement in the first quarter of 2026.
Acquisition of Damora
The Asset Acquisition was structured as a stock-for-stock transaction pursuant to which all of Damora’s outstanding equity interests were exchanged based on a fixed exchange ratio for consideration as a combination of (i) 265,309 shares of Common Stock, (ii) 16,366 shares of Series B Preferred Stock (or 16,366,000 shares on an as-converted-to-Common Stock basis) and (iii) 4,241 Series C Preferred Stock (or 4,241,000 shares on an as-converted-to-Common Stock basis), in addition to the assumption of outstanding and unexercised stock options to purchase 434,508 shares of Common Stock from the Damora Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 Equity Plan”). The Series B Preferred Stock and Series C Preferred Stock were each newly designated series of preferred stock and were intended to have economic rights equivalent to the Common Stock, but with only limited voting rights. The rights of the Series B Preferred Stock and Series C Preferred Stock are set forth in the Certificate of Designation of Series B Non-Voting Convertible Preferred Stock (the “Series B Certificate of Designation”) and the Certificate of Designation of Series C Non-Voting Convertible Preferred Stock (as corrected, the “Series C Certificate of Designation”), respectively, that we filed with the Secretary of State of the State of Delaware. Please see “Description of the Series B Preferred Stock” and “Description of Series C Preferred Stock” under Proposal No. 1 for a complete description of the Series B Certificate of Designation and Series C Certificate of Designation, respectively, and the rights of the Series B Preferred Stock and Series C Preferred Stock, respectively. The Transactions (as defined below) were approved by the Board of Directors and the board of directors and stockholders of Damora.
In connection with the execution of the Acquisition Agreement, the Company and Damora entered into stockholder support agreements (the “Support Agreements”) with certain of our officers and directors, which collectively own an aggregate of 3.0% of the outstanding shares of Common Stock. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Conversion Proposal at our stockholders’ meeting to be held in connection therewith.
Concurrently and in connection with the execution of the Acquisition Agreement, certain Damora stockholders as of immediately prior to the Asset Acquisition, and certain of our directors and officers as of immediately prior to the Asset Acquisition entered into lock-up agreements with us and Damora, pursuant to which each such stockholder will be subject to a 180-day lockup on the sale or transfer of shares of Common Stock held by each such stockholder at the closing of the Asset Acquisition, including those shares received by Damora stockholders in the Asset Acquisition.
Concurrent Financing Transaction
Concurrently with the acquisition of Damora, we entered into a definitive agreement (the “Securities Purchase Agreement”) for a PIPE investment with existing and new investors (the “Investors”) to raise approximately $285 million in which the investors were issued 39,641 shares of Series C Preferred Stock (or 39,641,000 shares on an as-converted-to-Common Stock basis) at a price of $7,186.90 per share of Series C Preferred Stock (or $7.19 per share on an as-converted-to-Common Stock basis) (the “Financing” and, together with the Asset Acquisition, the “Transactions”). Subject to the approval of the Conversion Proposal, which will be voted on at the Special Meeting, each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain beneficial ownership limitations set by each holder. The closings of the Transactions were not subject to the approval of our stockholders. On an as-converted-to-Common Stock basis (excluding options and RSUs) and after accounting for the Transactions, the total number of shares of Common Stock was 61,998,882 immediately following the closing of the Transactions.
On November 12, 2025, we entered into a Registration Rights Agreement (the “RRA”) with the Investors. Pursuant to the RRA, we are obligated to prepare and file a resale registration statement with the SEC within 45 calendar days following the closing of the Financing. The RRA also contains customary terms, including an obligation to indemnify the Investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement.

BACKGROUND AND REASONS FOR THE TRANSACTIONS
As part of the ongoing consideration and evaluation of its long-term prospects and strategies, the Board of Directors frequently reviews, together with our management team and outside advisors, strategic and financial alternatives in light of developments in our business, the sectors in which we compete, the economy generally and financial markets, all with the goal of seeking to enhance stockholder value. As part of this process, from time to time, members of the Board of Directors, management team and/or our advisors have engaged in business development and/or strategic discussions with industry participants, in consultation with the Board of Directors. The following chronology is a summary description of the background of the Board of Director’s exploration of strategic alternatives and negotiations with respect to the Transactions and does not purport to document every discussion among representatives of the Company, Damora and other parties.
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In August 2023, we announced that our Phase 2b trial evaluating GB0139 for the treatment of idiopathic pulmonary fibrosis did not meet its primary endpoint of change from baseline in rate of decline in forced vital capacity. Following these results, in September 2023, we announced a corporate restructuring that resulted in a substantial reduction of our workforce and we initiated a process to evaluate strategic alternatives with the goal of maximizing stockholder value, including possible business combinations and/or a divestiture of our then ongoing clinical program, GB1211 for the treatment of severe liver and oncology diseases. To assist with this process, the Board of Directors engaged Leerink Partners LLC (“Leerink”), an independent financial advisor.

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In connection with the Board of Directors’ exploration of strategic options, Leerink contacted 76 companies regarding a potential transaction, of which 32 companies submitted a non-binding proposal to us. After reviewing the relative merits of each of these potential strategic alternatives, and discussions with several candidates, the Board of Directors narrowed the potential companies to eight. Ultimately, the Board of Directors determined that Bridge Medicines LLC (“Bridge”) offered the best opportunity to our stockholders through the acquisition by the Company of a promising preclinical asset. Following this determination by the Board of Directors, our senior management and Leerink engaged in more detailed discussions with Bridge and ultimately determined to pursue a transaction with Bridge. Carl Goldfischer, M.D., the chairman of the Board of Directors, was also a board member of Bridge. As a result, Dr. Goldfischer recused himself from discussions relating to a potential transaction with Bridge.

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In October 2024, we entered into an asset purchase agreement with Bridge for Bridge’s acute myeloid leukemia (“AML”) asset BRM-1420 (currently known as GB3226). The Board of Directors determined that our strategy would be to continue to advance our severe liver disease assets together with GB3226 (collectively, the “Pre-Merger Assets”), and that the Company would attempt to finance further clinical development of our Pre-Merger Assets through a private placement or public financing in 2025. Dr. Goldfischer did not participate in the vote approving the transaction with Bridge.

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Following the Bridge transaction, our management team conducted various meetings with investors, with the assistance of an investment bank, in an effort to obtain short and long-term financing to advance our Pre-Merger Assets. In March 2025, we entered into an engagement letter with an investment bank to act as our lead placement agent or bookrunner in connection with a private placement or public financing, respectively. Between March 2025 and August 2025, our management team continued to conduct various meetings with investors introduced to us by the investment bank as part of our efforts to obtain short and long-term financing to advance our Pre-Merger Assets. During this capital raising process, the investment bank presented the Board of Directors with limited financing opportunities, including a potential offering that would be significantly dilutive and would not generate sufficient proceeds to advance the Pre-Merger Assets. The engagement with our investment bank expired in August 2025, and we were unable to complete a financing transaction.

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In late August 2025, following numerous attempts at potential alternative financings, we entered into a term sheet for a short-term limited financing to be led by an investment vehicle established by affiliates of certain members of the Board of Directors, with an anticipated financing date of mid-November 2025, in order to continue to fund the operations of the Company until mid- to late-2026. This term sheet was approved by the disinterested members of the Board of Directors. At the same time, the disinterested members of the Board of Directors reviewed plans for a potential liquidation and dissolution. These plans showed that either a very limited or no amount of available cash would remain available for distribution to our stockholders in a potential dissolution and liquidation of the Company.

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In September 2025, a representative of Wedbush PacGrow (“Wedbush”) made unsolicited outreach to Amit Munshi, a member of the Board of Directors, about potential strategic options, one of which was an acquisition of a hematological oncology company, which was later revealed to be Damora. Following this discussion, Wedbush contacted Matthew Kronmiller, our EVP of Strategy and Chief Business Officer, about these potential strategic options.

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In late September 2025, representatives of Wedbush had discussions with our management team about potential strategic options, including an acquisition of Damora. Following internal discussions with our management team, on October 3, 2025, the Board of Directors determined that a potential acquisition of Damora offered the greatest opportunity to maximize value for our stockholders. Following this determination by the Board of Directors, our senior management engaged in expanded and more detailed discussions with Damora about a potential transaction. On October 8, 2025, we received a term sheet from Wedbush for a potential transaction with Damora, which was structured as a simultaneous sign-and-close reverse merger, with a concurrent private placement financing. The Board of Directors considered engaging a financial advisor to explore other strategic options, but determined not to do so because of the costs and length of time involved in such a review process, which would further deplete the Company’s cash and potentially result in less returns to our stockholders upon a future transaction or liquidation and dissolution, and the results of the strategic review process conducted two years prior and the results of financing discussions with potential investors from January 2025 to August 2025.

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The parties engaged in negotiation of the term sheet during the following week. On October 10, 2025, we provided Damora a revised draft of the term sheet, reflecting, among other changes, that the valuation of Damora for purposes of the exchange ratio in the Acquisition Agreement would be increased or decreased on a dollar-for-dollar basis to reflect the valuation of Damora in the current private placement. On October 14, 2025, we entered into a non-binding term sheet with Damora, which included binding exclusivity terms to negotiate the Asset Acquisition to each party through November 13, 2025. The term sheet provided that the Company would have a valuation of $8,000,000 plus the amount of our net cash at the time of closing, and Damora would have a valuation of $150 million in the Asset Acquisition at the time of closing, assuming that valuation would be used for purposes of the concurrent private placement. The term sheet provided for a minimum concurrent private placement of $200 million.

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On October 17, 2025, we entered into an engagement agreement with Lucid Capital Markets, LLC (“Lucid”), pursuant to which Lucid agreed to render a fairness opinion to the Board of Directors. On or about October 17, 2025, we and Damora provided to each other, and its and our respective counsel, access to virtual data rooms containing documentary due diligence materials.

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On October 23, 2025 and October 24, 2025, we and Damora participated in various due diligence calls, together with counsel, financial advisors, and the placement agents for the PIPE and their advisors.

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On October 24, 2025, Damora delivered to us drafts of the Acquisition Agreement, Series B Certificate of Designation, and Series C Certificate of Designation. On October 28, 2025, Damora delivered drafts of the Securities Purchase Agreement and Registration Rights Agreement to Mintz. We delivered to Damora initial comments to the certificates of designation and Acquisition Agreement on October 28, 2025 and October 29, 2025, respectively. On October 30, 2025, we delivered to Damora initial comments to the PIPE documents. Over the course of the following approximately ten days, we or our counsel held frequent calls with Damora or its counsel to continue negotiating the terms of merger and PIPE documents, and revised drafts of the documents were periodically exchanged among the parties. Negotiations with respect to the Acquisition Agreement primarily focused on the calculation of our net cash, which had a corresponding effect on our valuation and, thereby, the exchange ratio. Additionally negotiated items included, among others, limiting the scope of our representations and warranties; increasing the scope of Damora’s representations and warranties, particularly as related to intellectual property, benefits plans, and tax matters; identifying which directors and officers of the Company would be required to sign support agreements and lock-up agreements; determining the post-closing directors and officers of the Company and related compensation matters; eliminating the required pre-closing conversion of Series A Preferred Stock to Common Stock; and reducing the number of Damora stockholders that would receive Series B Preferred Stock, which had increased approval rights relative to Series C Preferred Stock. With respect to the certificates of designation, our negotiations with Damora focused on approval rights granted to the holders of Series B Preferred Stock and Series C Preferred

Stock. Negotiations with Damora for the PIPE documents were related to limiting the scope of our representations and warranties, evaluating comments received by potential PIPE investors, and determining the size of the PIPE, which was ultimately $285 million.
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On November 7, 2025, at the request of the Board of Directors, Lucid rendered an oral opinion, subsequently confirmed by delivery of a written opinion dated November 7, 2025, to the Board of Directors, that the exchange ratio contemplated by the Acquisition Agreement was fair, from a financial point of view, to the holders of common stock of the Company as of November 7, 2025 and based upon the various assumptions, qualifications and limitations set forth therein.

•	On November 10, 2025, we executed and announced the Acquisition Agreement, certificates of designation, Securities Purchase Agreement, Registration Rights Agreement, and other related documents.
In approving the Transactions, the Board of Directors considered the pros and cons of the Transactions versus other alternatives, including significantly dilutive capital raises, continuing to focus our resources entirely on our legacy research and development pipeline, liquidation and discontinuation of the Company, other potential business development opportunities reviewed by the Board of Directors and the opportunities and risks presented with the Transactions. In particular, the Board of Directors took into account the following reasons, facts and circumstances in approving the Transactions:
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As part of the discussions leading up to the Transactions, the Board of Directors considered the significant risks to our stockholders of maintaining the Company’s existing business strategy and obtaining adequate financing for the continued development of our Pre-Merger Assets. The Board of Directors considered our business, operational risk and financial status and prospects, including our cash position, uncertainty regarding the successful preclinical and clinical development of our Pre-Merger Assets, given its early stage of development, and the need to raise significant additional financing in a volatile market for the future development of our Pre-Merger Assets.

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The Board of Directors believed that, as a result of arm’s length negotiations with Damora, we and our management team negotiated the most favorable implied value for our stockholders that Damora was willing to agree to, and that the terms of the Acquisition Agreement include the most favorable terms to us in the aggregate to which Damora was willing to agree. Moreover, we were able to successfully attract significant additional working capital in connection with the Asset Acquisition (as described below), such that we would have adequate resources to fund the near-term development of our Pre-Merger Assets and the research programs under the Paragon Option Agreement, subject to our exercise of the Option with respect to such research programs.

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The Board of Directors believed, after a thorough review of strategic alternatives and discussions with our senior management and legal counsel, that the Asset Acquisition was more favorable to our stockholders than the potential value that might have resulted from other options available to us, including a potential liquidation or dissolution of the Company and the distribution of any available cash to our stockholders.

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The Board of Directors believed that the structure of the Asset Acquisition, the issuance of Common Stock and Series B Preferred Stock and Series C Preferred Stock at a simultaneous sign and close of the Asset Acquisition (“Asset Structure”) instead of a structure where our stockholders could vote to approve or disapprove of the Asset Acquisition and the issuance of securities prior to the consummation of the Asset Acquisition (“Traditional Structure”), had significant benefits to our stockholders. A Traditional Structure typically takes approximately four months to consummate, and we would have continued to burn cash to fund operations through that time. By using the Asset Structure, the Board of Director’s believes we were able to increase the implied value to our stockholders by preserving cash that otherwise would have been spent continuing to operate the business under the more elongated closing process of the Traditional Structure. Additionally, because the closing of the Financing and Asset Acquisition were connected, the Asset Structure allowed us to consummate the Financing with more certainty and sooner than would have been possible with the Traditional Structure, thereby enabling us to more quickly fund the development of our Pre-Merger Assets and the research programs under the Paragon Option Agreement.

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Immediately prior to signing the Acquisition Agreement, our stock price was approximately $4.95 per share, as quoted on the Nasdaq Stock Market. Pursuant to the Acquisition Agreement, at the time of closing we had a total valuation of $10,753,988, including $2,753,988 of net cash after certain adjustments, and Damora had a valuation of $150 million. Based on these relative values, but before the Financing, our legacy stockholders retained approximately 6.6% of the combined company on an as-converted-to-Common Stock basis (excluding options and RSUs). The Financing was completed at the implied value of $7.19 per share of Common Stock, which resulted in our legacy stockholders retaining approximately 2.4% of the combined company, while the Damora stockholders received 33.7% of the combined company and the Investors in the Financing received 63.9% of the combined company on an as-converted-to-Common Stock basis (excluding options and RSUs). Following the Financing, we believe we have adequate resources to fund the near-term development of GB3226 and the research programs under the Paragon Option Agreement, subject to our exercise of the Option with respect to such research programs.
•	After giving consideration to these and other factors, the Board of Directors approved the Transactions, which the Board of Directors believes better position us for long-term success.

RISK FACTORS
All references to “our product candidates,” “our programs” and “our pipeline” in this proxy statement include the research programs with respect to which we have the option to acquire intellectual property license rights to pursuant to the Paragon Option Agreement, which we assumed pursuant to the Asset Acquisition. As of the date of this proxy statement, we have exercised the option for DMR-001. We have not exercised the option for DMR-002 or DMR-003 or entered into a license agreement for DMR-001, DMR-002, or DMR-003. We expect to finalize the DMR-001 license agreement in the first quarter of 2026.
Risks Related to Our Limited Operating History, Financial Position and Capital Requirements
There is no guarantee that our acquisition of Damora will increase stockholder value.
In November 2025, we acquired Damora. We cannot guarantee that implementing the Asset Acquisition and related transactions will not impair stockholder value or otherwise adversely affect our business. The Asset Acquisition poses significant integration challenges between our businesses which could result in management and business disruptions, any of which could harm our results of operation, business prospects, and impair the value of the Asset Acquisition to our stockholders.
We are a clinical stage biotechnology company with a limited operating history on which to assess our business; we have no products approved for commercial sale, which may make it difficult to evaluate our current business and likelihood of success and viability.
We are a clinical stage biotechnology company with limited operating history. Since our inception, we have incurred operating losses with no corresponding revenue and have utilized substantially all of our resources to identify, license and develop our product candidates, organize and staff our company and provide other general and administrative support for our operations. We have limited experience as a company in initiating, conducting and completing preclinical studies and clinical trials. In part because of this lack of experience, we cannot be certain that our preclinical studies or clinical trials will begin or be completed on time, if at all. In addition, we have not yet demonstrated an ability to obtain regulatory approvals, manufacture a commercial-scale product or arrange for a third party to do so on our behalf, or conduct sales, marketing and distribution activities necessary for successful product commercialization. Consequently, any predictions about our future success or viability may not be as accurate as they could be if we had a longer operating history.
In addition, as our business grows, we may encounter unforeseen expenses, restrictions, difficulties, complications, delays and other known and unknown factors. We will need to transition at some point from a company with an early research and development focus to a company capable of supporting larger scale clinical trials and eventually commercial activities. We may not be successful in such a transition.
We will require substantial additional capital to finance our operations in the future. If we are unable to raise such capital when needed, or on acceptable terms, we may be forced to delay, reduce and/or eliminate one or more of our research programs or future commercialization efforts.
Developing biotechnology products is a long, time-consuming, expensive and uncertain process that takes years to complete. We expect our expenses to increase in connection with our ongoing activities, particularly as we conduct preclinical studies and clinical trials of, and seek regulatory approval for our product candidates, advance discovery efforts with respect to our research and research programs, and advance any future programs and product candidates that we may develop or license. Even if one or more of the programs that we develop is approved for commercial sale, we anticipate incurring significant costs associated with sales, marketing, manufacturing and distribution activities to launch any such product. Our expenses could increase beyond expectations if we are required by the Food and Drug Administration (“FDA”) or other regulatory agencies to perform preclinical studies or clinical trials in addition to or more expansive than those that we currently anticipate. Because the design and outcome of our planned and anticipated clinical trials are highly uncertain, we cannot reasonably estimate the actual amount of funding that will be necessary to successfully complete the development and commercialization of any program we develop. Our future capital requirements depend on many factors, including but not limited to:
•	the scope, design, progress, results and costs of discovery, preclinical and clinical development for our product candidates;
•	the cost and timing of completion of clinical and commercial-scale manufacturing activities;

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the costs and timing of preparing, filing and prosecuting patent applications, maintaining, defending and enforcing our intellectual property and proprietary rights, and defending intellectual property-related claims, including claims of infringement, misappropriation or other violations of third-party intellectual property;

•	the costs, timing and outcome of the regulatory review of our product candidates and obtaining the requisite regulatory approvals;
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the costs of our future commercialization activities, either on our own or in collaboration with others, including product sales, marketing, manufacturing, and distribution for any product candidate for which we receive regulatory approval;

•	the revenue, if any, received from commercial sales of product candidates for which we receive regulatory approval;
•	the success of our current or future collaborations, including our collaboration with Paragon pursuant to the Paragon Option Agreement and any future license agreements we enter into with Paragon;
•	our ability to establish and maintain additional collaborations on favorable terms, if at all;
•	the extent to which we acquire or in-license products, intellectual property and technologies;
•	the costs of operational, financial and management information systems and associated personnel; and
•	the costs of operating as a public company.
As a result, we will require substantial additional funding to continue our operations. As of November 30, 2025, we had $274 million of cash and cash equivalents. We expect that our existing cash and cash equivalents will be sufficient to fund our operating expenses and capital expenditure requirements into 2029. We will still need to raise additional capital to continue to fund our operations in the future. If we are unable to raise additional capital when needed, that could raise substantial doubt about our ability to continue as a going concern.
We may be required to seek additional funds sooner than planned through public or private equity offerings, debt financings, collaborations and licensing arrangements or other sources, and adequate additional financing may not be available to us on acceptable terms, or at all. Such financing may dilute our stockholders or the failure to obtain such financing may restrict our operating activities. Any additional fundraising efforts may divert our management from their day-to-day activities, which may adversely affect our business. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of our stockholders will be diluted, and the terms may include liquidation or other preferences and anti-dilution protections that adversely affect the rights of our stockholders. Debt financing may result in the imposition of debt covenants, increased fixed payment obligations or other restrictions that may affect our business. If we raise additional funds through upfront payments or milestone payments pursuant to current or future collaborations with third parties, we may have to relinquish valuable rights to our product candidates, or grant licenses on terms that are not favorable to us. Our ability to raise additional capital may be adversely impacted by global macroeconomic conditions and volatility in the credit and financial markets in the United States and worldwide. Our failure to raise capital as and when needed or on acceptable terms would have a negative impact on our financial condition and our ability to pursue our business strategy, and we may have to delay, reduce the scope of, suspend or eliminate one or more of our product candidates, clinical trials or future commercialization efforts or cease our operations.
We expect to continue to incur losses for the foreseeable future and may not be able to achieve or sustain profitability in the future. We have no products approved for sale, have not generated any revenue from our product candidates and may never generate revenue or become profitable.
Investment in biotechnology product development is a highly speculative undertaking and entails substantial upfront capital expenditures and significant risks that any product candidate will fail to demonstrate adequate efficacy or an acceptable safety profile, gain regulatory approval and become commercially viable. We have no products approved for commercial sale, have not generated any revenue from product sales to date, and continue to incur significant research and development and other expenses related to our ongoing operations. We do not expect to generate product revenue unless or until we successfully complete preclinical and clinical development and obtain regulatory approval of, and then successfully commercialize, at least one of our product candidates. We may never succeed in these activities and, even if we do, may never generate revenues that are significant or large enough to achieve profitability. If we are unable to raise sufficient additional capital to advance a product candidate to commercialization or generate sufficient revenue through the sale of any approved products, we may be unable to continue operations without additional funding.
We have incurred significant net losses in each period since our inception in 2011. For the three and nine months ended September 30, 2025, we had net losses of $3.1 million and $9.1 million, respectively. As of September 30, 2025, we had an accumulated deficit of $286.6 million. We expect to continue to incur losses for the foreseeable future. Our operating expenses and net losses may fluctuate significantly from quarter to quarter and year to year. We anticipate that our expenses will increase substantially if and as we:
•	advance our existing and future product candidates through preclinical and clinical development;
•	seek to identify additional product candidates;
•	maintain, expand, enforce, defend and protect our intellectual property portfolio;
•	seek, obtain and maintain regulatory and regulatory approvals for our product candidates;
•	seek to identify, establish and maintain additional collaborations and license agreements;
•	make milestone payments to Paragon under the Paragon Option Agreement and under any additional future collaboration or license agreements that we enter into;
•
ultimately establish a sales, marketing and distribution infrastructure to commercialize any drug products for which we may obtain regulatory approval, either on our own or in collaboration with others;

•	generate revenue from commercial sales of product candidates for which we receive regulatory approval, if any;
•	hire additional personnel including research and development, clinical and commercial personnel;
•	add operational, financial and management information systems and personnel, including personnel to support our product development;
•	acquire or in-license products, intellectual property and technologies;
•	establish clinical and commercial-scale current good manufacturing practices (“cGMPs”) capabilities through a third-party or our own manufacturing facility; and
•	integrate Damora into our operations following the Asset Acquisition.
In addition, our expenses will increase if, among other things, we are required by the FDA or other regulatory authorities to perform clinical trials or studies in addition to, or different than, those that we currently anticipate, there are any delays in completing our clinical trials or the development of any of our product candidates, or there are any third-party challenges to our intellectual property or we need to defend against any intellectual property-related claim.
Even if we obtain regulatory approval for, and are successful in commercializing, one or more of our product candidates, we expect to incur substantial additional research and development and other expenditures to develop and market additional product candidates and/or to expand the approved indications of any marketed product. We may encounter unforeseen expenses, difficulties, complications, delays and other unknown factors that may adversely affect our business. The size of our future net losses will depend, in part, on the rate of future growth of our expenses and our ability to generate revenue.
Our failure to become profitable would decrease our value and could impair our ability to raise capital, maintain our research and development efforts, expand our business and/or continue our operations. A decline in the value of our stock could also cause stockholders to lose all or part of their investment.

Risks Related to Our Discovery, Development and Commercialization
We face competition from entities that have developed or may develop product candidates for the diseases addressed by our product candidates.
The development and commercialization of drugs is highly competitive. Our product candidates, if approved, will face significant competition and our failure to effectively compete may prevent us from achieving significant market penetration. We compete with a variety of multinational biopharmaceutical companies, specialized biotechnology companies and emerging biotechnology companies. If approved for the treatment of patients with mutCALR-driven MPNs, our portfolio of products would compete with hydroxyurea, which is not approved for the treatment of essential thrombocythemia (“ET”) in the United States, anagrelide, ruxolitinib, and interferon, which has not been approved for ET, and well as ruxolitnib, momelotinib, pacritinib and fedratinib in myelofibrosis (“MF”). In addition, we are aware of several companies with product candidates in development for the treatment of patients with mutCALR-driven MPNs, including Incyte’s INCA033989 and INCA035784, Janssen Pharmaceuticals, Inc.’s JNJ-88549968, Meiji Seika Pharma’s mutCALR TCE, Prelude Therapeutics, LLC’s mCALR CDK9d DAC, Alethio Therapeutics’ AT-02, PharmaEssentia Corporation’s ropeginterferon alfa-2b, Merck & Co., Inc’s bomedemstat, Novartis AG’s pelabresib, Geron Corporation’s imetelstat, and Kartos Therapeutics, Inc.’s navtemadlin. Companies that we are aware of targeting the treatment of AML include large companies with significant financial resources, such as Kyowa Kirin Co., Ltd., Syndax Pharmaceuticals, Inc., Crescent Biopharma, Inc. and Actinium Pharmaceuticals, Inc. We also compete with academic institutions, governmental agencies, and public and private research institutions, among others. Many of the companies with which we are currently competing or will compete against in the future have significantly greater financial resources and expertise in research and development, manufacturing, preclinical testing, conducting clinical trials, obtaining regulatory approvals, and regulatory approved products than we do, and are further along in the clinical development and/or commercialization process. Mergers and acquisitions in the pharmaceutical and biotechnology industry may result in even more resources being concentrated among a smaller number of our competitors. Smaller or early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies. These competitors also compete with us in recruiting and retaining qualified scientific and management personnel, establishing clinical trial sites, raising capital, patient registration for clinical trials, establishing and defending rights to intellectual property, as well as in acquiring technologies complementary to, or necessary for, our product candidates.
Our competitors have developed or are developing, and may in the future develop, product candidates or products competitive with our product candidates. Competitive therapeutic treatments include those that have already been approved and accepted by the medical community and any potential new treatments, including those currently under clinical development. Our success will depend partially on our ability to develop and commercialize products that have a competitive safety, efficacy, dosing and/or presentation profile. Our commercial opportunity and success will be reduced or eliminated if competing products are safer, more effective, have a more attractive dosing profile or presentation or are less expensive than the products we develop, or if our competitors develop competing products or biosimilars that enter the market more quickly than we do and are able to gain market acceptance. Conversely, the lack of commercial success of other competing therapies may raise concerns about the financial viability of our product candidates.
In addition, because of the competitive landscape for myeloproliferative neoplasms (“MPNs”) and AML indications, we may also face competition for establishing trial sites and clinical trial enrollment. Patient enrollment will depend on many factors, including if potential clinical trial patients choose to undergo treatment with approved products or enroll in competitors’ ongoing clinical trials for product candidates that are under development for the same indications as our product candidates. An increase in the number of approved products for the indications we are targeting with our product candidates will likely further exacerbate this competition. Our inability to enroll a sufficient number of patients could, among other impacts, delay our development timeline, which may further harm our competitive position.
Our programs are in the preclinical stages of development and may fail in development or suffer delays that materially and adversely affect our viability. If we or our current or future collaborators are unable to complete development of or commercialize our product candidates, or experience significant delays in doing so, our business will be materially harmed.
We have no commercially approved products. Our programs are in the preclinical stages of development, and we have not completed any clinical trials for these product candidates. As a result, we expect it will be many years before we commercialize any product candidate, if ever. Our ability to achieve and sustain profitability depends on obtaining regulatory approvals for, and successfully commercializing, our product candidates, either alone or with third parties, and we cannot guarantee you that we will ever obtain regulatory approval for any of our product candidates. We have not yet demonstrated our ability to obtain regulatory approvals, manufacture a commercial-scale product or arrange for a third party to do so on our behalf, or conduct sales and marketing activities necessary for successful product commercialization. Before obtaining regulatory approval for the commercial distribution of any product candidate, we or an existing or future collaborator must conduct extensive preclinical tests and clinical trials to demonstrate the safety and efficacy in humans of the product candidate.
We or our collaborators may experience delays in initiating or completing preclinical studies or clinical trials. We or our collaborators also may experience numerous unforeseen events during, or as a result of, any future preclinical studies or clinical trials that we could conduct that could delay or prevent our ability to receive regulatory approval or commercialize our product candidates, including:
•
regulators, such as the FDA, institutional review boards (“IRBs”) or comparable foreign regulatory authorities may not authorize us or our investigators to commence a clinical trial or conduct a clinical trial at a prospective trial site;

•
we may experience delays in reaching, or fail to reach, agreement on acceptable terms with prospective trial sites and prospective clinical research organizations (“CROs”), the terms of which can be subject to extensive negotiation and may vary significantly among different CROs and trial sites;

•
clinical trial sites may deviate from the trial protocol, fail to conduct trials in a compliant manner or drop out of a trial, which may require that we add new clinical trial sites or investigators or otherwise negatively impact the timing or integrity of our clinical trial(s);

•
clinical trials of any product candidates may fail to show safety or efficacy, or may produce negative or inconclusive results and we may decide, or regulators may require us, to conduct additional preclinical studies or clinical trials or we may decide to abandon a product research program;

•
the number of subjects required for clinical trials of any product candidates may be larger than we anticipate, and enrollment in these clinical trials may be slower than we anticipate or subjects may drop out of these clinical trials or fail to return for post-treatment follow-up at a higher rate than we anticipate;

•
our third-party contractors may fail to comply with regulatory requirements or meet their contractual obligations to us in a timely manner, or at all, or may deviate from the clinical trial protocol or suffer other quality or performance issues that negatively impact the timing or integrity of our clinical trial(s);

•
we may elect to, or regulators, IRBs or ethics committees may require that we or our investigators, suspend or terminate clinical research or trials for various reasons, including noncompliance with regulatory requirements or a finding that the participants in our clinical trials are being exposed to unacceptable health risks;

•	the cost of clinical trials of any of our product candidates may be greater than we anticipate;
•	the quality of our product candidates or other materials necessary to conduct clinical trials of our product candidates may be inadequate to initiate or successfully complete a given clinical trial;
•	we may be unable to manufacture sufficient quantities of our product candidates for use in clinical trials;
•	reports from clinical testing of other therapies may raise safety or efficacy concerns about our product candidates;
•
we may fail to establish an appropriate safety profile for a product candidate based on clinical or preclinical data for such product candidates as well as data emerging from other therapies in the same class as our product candidates; and

•	the FDA or other regulatory authorities may require us to submit additional data, such as long-term toxicology studies, or impose other requirements before permitting us to initiate a clinical trial.
Commencing clinical trials in the United States is subject to acceptance by the FDA of an Investigational New Drug (“IND”) and finalizing the trial design based on discussions with the FDA. Commencing clinical trials in jurisdictions outside of the United States is similarly subject to acceptance by the applicable regulatory authority of clinical trial documentation following discussions with such authority. In the event that the FDA or other applicable regulatory authority requires us to complete additional preclinical studies or we are required to satisfy other FDA or foreign regulatory authority requests, respectively, prior to commencing clinical trials, the start of our first clinical trial for a product candidate may be delayed. Even after we receive and incorporate guidance from these regulatory authorities, the FDA or other regulatory authorities could disagree as to whether we have satisfied their requirements to commence any clinical trial or change their position on the acceptability of our trial design or the clinical endpoints selected, which may require us to complete additional preclinical studies or clinical trials, delay the enrollment of our clinical trials or impose stricter approval conditions than we currently expect. There are analogous processes and risks applicable to clinical trial applications in other countries, including but not limited to Canada, New Zealand, Australia, countries in the EU and countries in Asia.
We may not have the financial resources to continue development of our product candidates if we experience any issues that delay or prevent regulatory approval of, or our ability to commercialize, our product candidates. We or our current or future collaborators’ inability to complete development of, or commercialize our product candidates, or significant delays in doing so, could have a material and adverse effect on our business, financial condition, results of operations and prospects.
We are substantially dependent on the success of DMR-001, and our anticipated future clinical trials of such product candidate may not be successful.
Our future success is substantially dependent on our ability to timely obtain regulatory approval for, and then successfully commercialize, DMR-001. We are initially investing a majority of our efforts and financial resources into the research and development of this program. We intend to file an IND, or equivalent, for DMR-001 with the FDA in mid-2026 and initiate a Phase 1 trial in ET and MF patients with a subcutaneous formulation thereafter, subject to regulatory approval. The success of DMR-001 is dependent on observing rapid and sustained reduction in excess platelets, the key pathology in ET, compared to other anti-mutCALR antibody product candidates in clinical development. This is based in part on the assumption that the increased in vitro potency and improved pharmacokinetics observed in non-human primates (“NHPs”) will translate into a inhibition of Type 1 and Type 2 mutCALR-dependent cell proliferation and improved pharmacokinetic properties of DMR-001 in humans, resulting in a more convenient dosing regimen. To the extent we do not observe this inhibition of Type 1 and Type 2 mutCALR-dependent cell proliferation or improved pharmacokinetic properties in our Phase 1 clinical trial of DMR-001 or in additional clinical trials, it would significantly and adversely affect the clinical and commercial potential of DMR-001.
Our product candidates will require additional clinical development, evaluation of clinical, preclinical and manufacturing activities, regulatory approval in multiple jurisdictions, substantial investment and significant marketing efforts before we generate any revenues from product sales. We are not permitted to market or promote these product candidates, or any other product candidates, before we receive regulatory approval from the FDA and comparable foreign regulatory authorities, and we may never receive such regulatory approvals.
The success of our product candidates will depend on a variety of factors. We do not have complete control over many of these factors, including certain aspects of clinical development and the regulatory submission process, potential threats to our intellectual property rights, potential threats from the intellectual property rights of third parties and the manufacturing, marketing, distribution and sales efforts of any current or future collaborator. Accordingly, we cannot assure you that we will ever be able to generate revenue through the sale of these product candidates, even if approved. If we are not successful in obtaining regulatory approval and commercializing DMR-001, DMR-002, DMR-003, GB3226 or future product candidates, or are significantly delayed in doing so, our business will be materially harmed.
GB3226 is currently in preclinical development and we may fail to show that the drug is generally safe and well tolerated and that it may provide clinical benefit for patients.
Preclinical models have demonstrated that GB3226 is active against mixed-lineage leukemia-rearranged (“MLLr”), nucleophosmin-1 gene (“NPM1”) mutations (“NPM1m”) and FLT3+ driven AML, and we believe that GB3226 has the potential to be further developed to become a treatment option for other tumor types. However, we have not yet sufficiently demonstrated a favorable risk-benefit of GB3226 in patients, and we may be unable to establish sufficient efficacy to warrant continued development in this indication and we may fail to show that the drug is generally safe and well tolerated and that it may provide clinical benefit for patients.

If we do not achieve our projected development objectives in the time frames we announce and expect, the commercialization of our product candidates may be delayed which may harm our reputation and prospects, increase our expenses and cause our stock price to decline.
From time to time, we estimate the timing of the anticipated accomplishment of various scientific, clinical, regulatory and other product development goals, which we sometimes refer to as milestones. These milestones may include the commencement or completion of scientific studies and clinical trials, such as the expected timing for the initiation of our Phase 1 clinical trials of DMR-001, DMR-002, DMR-003 and GB3226, the timing for receipt of clinical data, and the timing for the submission of regulatory filings. From time to time, we may publicly announce the expected timing of some of these milestones. All of these milestones are and will be based on numerous assumptions. The actual timing of these milestones can vary dramatically compared to our estimates, in many cases for reasons beyond our control. If we do not meet these milestones as publicly announced, or at all, our prospects and reputation may be adversely affected and our stock price may decline. Additionally, delays relative to our projected timelines are likely to cause overall expenses to increase, which may require us to raise additional capital sooner than expected and prior to achieving targeted development milestones.
The target patient population for the treatment of MPNs is small and has not been definitively determined, and if estimates of the number of treatable patients is lower than expected, our potential revenues from sales of our product candidates, if approved, and our ability to achieve profitability would be compromised.
The estimates of both the number of patients who have MPNs, as well as the subset of patients with the disease in a position to receive treatment from DMR-001 (i.e., those with mutCALR proteins > 42,000 patients in the United States), if approved, may prove to be incorrect. These estimates have been derived from a variety of sources, including scientific literature, input from physicians that treat patients with the diseases we are targeting, patient foundations and secondary market research databases. For example, estimates of the prevalence of MPNs in certain geographies are based in part on the published prevalence of MPNs among patient populations in the United States split across ethnicities, and our own analyses of prevalence in Europe, and on published disease incidence rates for certain geographies and estimated for the populations of such geographies. Further, new studies may change the estimated incidence or prevalence of MPNs, and any regulatory approvals that patient population. Similar considerations would apply to estimates of patient population for target indications we select for DMR-002, DMR-003 and any future product candidates. Accordingly, our target patient populations may turn out to be lower than expected, in which case the potential revenues from sales of our product candidates, if approved, would be lower than expected.
Our approach to the discovery and development of DMR-001, DMR-002 and DMR-003 is unproven, and we may not be successful in our efforts to build a pipeline of product candidates with commercial value.
Our approach to the discovery and development of our product candidates leverages well-established mechanisms of action and incorporates advanced antibody engineering to optimize half-life and other properties designed to overcome limitations of existing therapies, including increased binding affinity. Our product candidates are purposefully designed to improve upon existing product candidates and products while maintaining the same, well-established mechanisms of action. However, the scientific research that forms the basis of our efforts to develop DMR-001, DMR-002 and DMR-003 using half-life extension technologies and to enhance efficacy through improved binding affinity, including monoclonal antibodies, is ongoing and may not result in viable product candidates. We have limited clinical data on product candidates utilizing monoclonal antibody half-life extension technologies, especially in autoimmune indications, demonstrating whether they are safe or effective for long-term treatment in humans. We also have no clinical data to indicate whether our modifications to enhance binding affinity translate into improved efficacy in humans. The long-term safety and efficacy of DMR-001, DMR-002 and DMR-003 compared to currently approved products is unknown.
We may ultimately discover that utilizing half-life extension technologies for our specific targets and indications and any product candidates resulting therefrom do not possess certain properties required for therapeutic effectiveness. We currently have only preclinical data regarding the increased half-life properties of DMR-001, DMR-002 and DMR-003, and the same results may not be seen in humans. In addition, product candidates using half-life extension technologies may demonstrate different chemical and pharmacological properties in patients than they do in laboratory studies. This technology and any product candidates resulting therefrom may not demonstrate the same chemical and pharmacological properties in humans and may interact with human biological systems in unforeseen, ineffective or harmful ways. Many product candidates that appeared highly promising in preclinical studies or in early-stage clinical trials have failed when advanced into, or further in, clinical development.

In addition, other companies are developing drug products that utilize half-life extension technology in other targets and indications. The failure of those companies to demonstrate the safety and efficacy of their product candidates may be harmful to our business, financial condition, results of operations and prospects.
In addition, we may in the future seek to discover and develop product candidates that are based on novel targets and technologies that are unproven. If our discovery or business development activities fail to identify novel targets or technologies for drug development, or such targets or technologies prove to be unsuitable for treating human disease, we may not be able to develop viable additional product candidates. We and our existing or future collaborators may never receive approval to market and commercialize any product candidate. Even if we or an existing or future collaborator obtains regulatory approval, the approval may be for targets, disease indications or patient populations that are not as broad as we intended or desired or may require labeling that includes significant use or distribution restrictions or safety warnings. If the products resulting from our product candidates prove to be ineffective, unsafe or commercially unviable, our product candidates and pipeline would have little, if any, value, which would have a material and adverse effect on our business, financial condition, results of operations and prospects.
Preclinical and clinical development involves a lengthy and expensive process that is subject to delays and with uncertain outcomes, and results of earlier studies and trials may not be predictive of future clinical trial results. If our preclinical studies and clinical trials are not sufficient to support regulatory approval of any of our product candidates, we may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development of such product candidate.
Before obtaining regulatory approval from regulatory authorities for the sale of any product candidate, we must complete preclinical studies and then conduct extensive clinical trials to demonstrate the safety and efficacy of our product candidate in humans. Our clinical trials may not be conducted as planned or completed on schedule, if at all, and failure can occur at any time during the preclinical study or clinical trial process. For example, we depend on the availability of NHPs to conduct certain preclinical studies that we are required to complete prior to submitting an IND and initiating clinical development. There is currently a global shortage of NHPs available for drug development. While we currently do not anticipate that this shortage will materially impact our costs or timelines, a continuing or future shortage could cause the cost of obtaining NHPs for our future preclinical studies to increase significantly or result in delays to our development timelines.
Moreover, enrolling patients in clinical trials for cancer therapies is challenging, as cancer patients will first receive the applicable standard of care. Many patients who respond positively to the standard of care therapy (and thus do not enroll in clinical trials) are believed to have tumor types that may have responded well to our product candidates. This may limit the number of eligible patients able to enroll in our clinical trials and could extend development timelines or increase costs for these programs. Patients who fail to respond positively to the standard of care treatment will be eligible for clinical trials of unapproved drug candidates. However, these patients may have either compromised immune function from prior administration of chemotherapy or an enhanced immune response from the prior administration of checkpoint inhibitors. Either of these prior treatment regimens may render our therapies less effective in clinical trials. We have sought and may continue to seek to mitigate these effects in the future through modification of enrollment eligibility criteria. Additionally, patients who have failed approved therapies will typically have more advanced cancer and a poorer long-term prognosis. If we are unable to initiate or adequately enroll our clinical trial sites, our clinical trials may be delayed.
Furthermore, a failure of one or more clinical trials can occur at any clinical trial phase. The outcome of preclinical studies and early-stage clinical trials may not be predictive of the success of later clinical trials. Moreover, preclinical and clinical data are often susceptible to varying interpretations and analyses, and many companies that have believed their product candidates performed satisfactorily in preclinical studies and clinical trials have nonetheless failed to obtain regulatory approval of their product candidates. In addition, we expect to rely on patients to provide feedback on measures such as measures of disease and quality of life, which are subjective and inherently difficult to evaluate. These measures can be influenced by factors outside of our control and can vary widely from day to day for a particular patient, and from patient to patient and from site to site within a clinical trial.
We cannot be sure that the FDA or comparable foreign regulatory authorities will agree with our clinical development plans. However, there is no guarantee the data from such Phase 1 trial will support additional trials. If the FDA or comparable foreign regulatory authorities require us to conduct additional trials or enroll additional patients, our development timelines may be delayed. We cannot be sure that submission of an IND or similar foreign application will result in the FDA or comparable foreign regulatory authorities, as applicable, allowing clinical trials to begin in a timely manner, if at all. Moreover, even if these trials begin, issues may arise that could cause regulatory authorities to suspend or terminate such clinical trials. Events that may prevent successful or timely initiation or completion of clinical trials include: inability to generate sufficient preclinical, toxicology or other in vivo or in vitro data to support the initiation or continuation of clinical trials; delays in reaching a consensus with regulatory authorities on study design or implementation of the clinical trials; delays or failure in obtaining regulatory authorization to commence a trial; delays in reaching agreement on acceptable terms with prospective CROs and clinical trial sites, the terms of which can be subject to extensive negotiation and may vary significantly among different CROs and clinical trial sites; delays in identifying, recruiting and training suitable clinical investigators; delays in obtaining required IRB approval or positive ethics committee opinions at each clinical trial site; delays in manufacturing, testing, releasing, validating or importing/exporting sufficient stable quantities of our product candidates for use in clinical trials or the inability to do any of the foregoing; failure by our CROs, other third parties or us to adhere to clinical trial protocols; failure to perform in accordance with the FDA’s or any other regulatory authority’s good clinical practice (“GCP”) requirements or regulatory guidelines; changes to the clinical trial protocols; clinical sites deviating from trial protocol or dropping out of a trial; changes in regulatory requirements, guidance or clinical trial plans that require amending or submitting new clinical protocols; selection of clinical endpoints that require prolonged periods of observation or analyses of resulting data; transfer of manufacturing processes to new or larger-scale facilities and delays or failure by our CMOs or us to make any necessary changes to such manufacturing process; and third parties being unwilling or unable to satisfy their contractual obligations to us.
We could also encounter delays if a clinical trial is suspended or terminated by us, by the IRBs or ethics committees of the institutions in which such clinical trials are being conducted, by the Data Safety Monitoring Board, if any, for such clinical trial or by the FDA or comparable foreign regulatory authorities. Such authorities may suspend or terminate a clinical trial due to a number of factors, including failure to conduct the clinical trial in accordance with regulatory requirements or our clinical trial protocols, inspection of the clinical trial operations or trial site by the FDA or comparable foreign regulatory authorities resulting in the imposition of a clinical hold, unforeseen safety issues or adverse side effects, failure to demonstrate a benefit from the product candidate, changes in governmental regulations or administrative actions or lack of adequate funding to continue the clinical trial. If we are required to conduct additional clinical trials or other testing of our product candidates beyond those that we currently contemplate, if we are unable to successfully complete clinical trials of our product candidates, if the results of these trials are not positive or are only moderately positive or if there are safety concerns, our business and results of operations would be adversely affected.
We may find it difficult to enroll patients in our clinical trials, particularly given the relatively small patient population. If we encounter difficulties enrolling patients in our future clinical trial of DMR-001 or our other programs, our clinical development activities could be delayed or otherwise adversely affected.
We may experience difficulties in patient enrollment in our current or future clinical trials for a variety of reasons. The timely completion of clinical trials in accordance with their protocols depends, among other things, on our ability to enroll a sufficient number of patients who remain in the trial until our conclusion.
In addition, cancer therapies are sometimes characterized by line of therapy (first, second, third, fourth, etc.), and the FDA often initially approves new therapies only for use in a particular line or lines of therapy. For example, we may initially seek approval of our product candidates as a third-line therapy for patients who have failed other approved treatments. We may subsequently seek approval as a second- and first-line therapy. There is no guarantee that our product candidates, even if initially approved, would be subsequently approved as a second or first line therapy, which may further reduce the number of patients available to us.
Currently, most ET patients are often treated with aspirin alone. However, the remaining ET patients carry a higher risk of clotting and bleeding and are generally treated with hydroxyurea, which is not approved for the treatment of ET in the United States, anagrelide and interferon. In addition, there are several targeted therapies approved for the treatment of AML: enasidenib for patients with mutations in IDH2, marketed as Idhifa® by Bristol Myers Squibb Company and Servier Pharmaceuticals, or Servier; ivosidenib for patients with mutations in IDH1, marketed as Tibsovo® by Servier; revumenib for patients with mixed lineage leukemia-1 gene (“KMT2A”) rearrangements or NPM1m, marketed as Revuforj® by Syndax Pharmaceuticals Inc.; ziftomenib for patients with NPM1m, marketed as Komzifti® by Kura Oncology, Inc. and Kyowa Kirin Co., Ltd.; and a series of drugs approved for patients with genetic alterations in FLT3 including gilteritinib, marketed as Xospata® by Astellas Pharma Inc., and quizartinib, marketed as Vanflyta® by Daiichi Sankyo, Inc. Patients may decide, or physicians may recommend, to use such treatments instead of enrolling in clinical trials.
The enrollment of patients in future trials for any of our product candidates will depend on many factors, including:
•	size and nature of the patient population;
•	severity of the disease under investigation;
•	availability and efficacy of approved drugs for the disease under investigation;
•	patient eligibility and exclusion criteria for the trial in question;
•	patients’ and clinicians’ perceived risks and benefits of the product candidate under study;
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if patients choose to enroll in clinical trials, rather than using approved products, or if our competitors have ongoing clinical trials for product candidates that are under development for the same indications as our product candidates, and patients instead enroll in such clinical trials;

•	efforts to facilitate timely enrollment in clinical trials;
•	patient referral practices of physicians;
•	the ability to monitor patients adequately during and after treatment;
•	proximity and availability of clinical trial sites for prospective patients; and
•	continued enrollment of prospective patients by clinical trial sites.
Additionally, the number of patients required for clinical trials of our product candidates may be larger than we anticipate. Even if we are able to enroll a sufficient number of patients for our future clinical trials, we may have difficulty maintaining patients in our clinical trials. Our inability to enroll or maintain a sufficient number of patients would result in significant delays in completing clinical trials or receipt of regulatory approvals and increased development costs or may require us to abandon one or more clinical trials altogether, which could cause our value to decline, limit our ability to obtain additional financing and otherwise harm our prospects.
Preliminary, “topline” or interim data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures.
From time to time, we may publicly disclose preliminary or topline data from our preclinical studies and clinical trials, which are based on a preliminary analysis of then-available data. The results and related findings and conclusions are subject to change following a more comprehensive review of the data. We also make assumptions, estimations, calculations and conclusions as part of our analyses of these data without the opportunity to fully and carefully evaluate complete data. As a result, the preliminary or topline results that we report may differ from future results of the same studies, or different conclusions or considerations may qualify such results, once additional data have been received and fully evaluated or subsequently made subject to audit and verification procedures.
Any preliminary or topline data should be viewed with caution until the final data are available. From time to time, we may also disclose interim data from our preclinical studies and clinical trials. Interim data are subject to the risk that one or more of the clinical outcomes may materially change as patient enrollment continues and more patient data become available or as patients from our clinical trials continue other treatments. Further, others, including regulatory authorities, may not accept or agree with our assumptions, estimates, calculations, conclusions or analyses or may interpret or weigh the importance of data differently, which could impact the value of the particular product candidate, the approvability or commercialization of the particular product candidate and of us as a company. In addition, the information we choose to publicly disclose regarding a particular preclinical study or clinical trial is based on what is typically extensive information, and you or others may not agree with what we determine is material or otherwise appropriate information to include in our disclosure. As a result, you or others may have reached different conclusions based on such extensive information in comparison to our publicly disclosed conclusion regarding a particular preclinical study or clinical trial. If the preliminary, topline or interim data that we report differ from actual results, or if others, including regulatory authorities, disagree with the conclusions reached, our ability to obtain approval for, and commercialize, our product candidates may be harmed, which could harm our business, operating results, prospects or financial condition.

Our future clinical trials or those of our current or future collaborators may reveal significant adverse events or undesirable side effects not seen in our preclinical studies and may result in a safety profile that could halt clinical development, inhibit regulatory approval or limit commercial potential or market acceptance of any of our product candidates.
Results of our clinical trials could reveal a high or unacceptable severity and prevalence of side effects, adverse events or unexpected characteristics. If significant adverse events or other side effects are observed in any of our future clinical trials, we may have difficulty recruiting patients to such trials, patients may drop out of our trials, or we may be required to abandon the trials or our development efforts of one or more product candidates altogether. For example, although anti-mutCALR monoclonal antibodies have been generally well tolerated in clinical trials to date, four discontinuations out of 55 patients, one of which was due to a treatment-emergent adverse event (“TEAE”), were was reported by Incyte Corporation (“Incyte”) in its Phase 1 trial investigating INCA033989 in ET patients resistant or intolerant to prior cytoreductive therapy. The most frequent grade ≥ 3 TEAEs were neutropenia, amylase increase, anemia and lipase increase. Because DMR-001 will have a similar mechanism of action, it is possible that patients in our future clinical trials could exhibit similar grade TEAEs as well. We, the FDA or other applicable regulatory authorities, or an IRB or ethics committee, may suspend any clinical trials of any product candidate at any time for various reasons, including a belief that subjects or patients in such trials are being exposed to unacceptable health risks or adverse side effects. Some potential products developed in the biotechnology industry that initially showed therapeutic promise in early-stage studies and trials have later been found to cause side effects that prevented their further development. Other potential products have shown side effects in preclinical studies, which side effects do not present themselves in clinical trials in humans. Even if the side effects do not preclude the product candidate from obtaining or maintaining regulatory approval, undesirable side effects may inhibit market acceptance of the approved product due to our tolerability versus other therapies. In addition, an extended half-life could prolong the duration of undesirable side effects, which could also inhibit market acceptance. TEAEs could also affect patient recruitment or the ability of enrolled subjects to complete our clinical trials or could result in potential product liability claims. Potential side effects associated with our product candidates may not be appropriately recognized or managed by the treating medical staff, as toxicities resulting from our product candidates may not be normally encountered in the general patient population and by medical personnel. Any of these occurrences could harm our business, financial condition, results of operations and prospects significantly.
In addition, the anticipated clinical trials of GB3226 will include cancer patients who are critically ill and whose health is deteriorating, and we expect that additional clinical trials of GB3226 and our other product candidates will include similar patients with deteriorating health. The inclusion of critically ill patients in our clinical trials may result in deaths or other adverse medical events due to other therapies or medications that such patients may be using or due to the gravity of such patients’ illnesses.
In addition, even if we successfully advance our product candidates or any future product candidate through clinical trials, such trials will only include a limited number of patients and limited duration of exposure to our product candidates. As a result, we cannot be assured that adverse effects of our product candidates will not be uncovered when a significantly larger number of patients are exposed to the product candidate after approval. Further, any clinical trials may not be sufficient to determine the effect and safety consequences of using our product candidates over a multi-year period.
If any of the foregoing events occur or if one or more of our product candidates prove to be unsafe, our entire pipeline could be affected, any of which would have a material adverse effect on our business, financial condition, results of operations and prospects.
We may expend our limited resources to pursue a particular program and fail to capitalize on programs that may be more profitable or for which there is a greater likelihood of success.
Because we have limited financial and managerial resources, we focus our research and development efforts on certain selected programs. For example, we are focused primarily on DMR-001. As a result, we may forgo or delay pursuit of opportunities with other programs that later prove to have greater commercial potential. Our resource allocation decisions may cause us to fail to capitalize on viable commercial products or profitable market opportunities. Our spending on current and future research and development of product candidates for specific indications may not yield any commercially viable product candidates. If we do not accurately evaluate the commercial potential or target market for a particular product candidate, we may relinquish valuable rights to that product candidate through collaboration, licensing or other royalty arrangements in cases in which it would have been more advantageous for us to retain sole development and commercialization rights to such product candidate. In addition, we select product candidates amongst a variety of potential product candidates from Paragon, and the product candidates we select may fail to be viable commercial products or the product candidates we do not select may have a greater likelihood of success.
Any approved products resulting from our current programs or any future program may not achieve adequate market acceptance among clinicians, patients, healthcare third-party payors and others in the medical community necessary for commercial success and we may not generate any future revenue from the sale or licensing of such products.
Even if regulatory approval is obtained for a product candidate resulting from one of our current or future programs, we may not gain market acceptance among physicians, healthcare professionals, patients, healthcare payors or the medical community. We may not generate or sustain revenue from sales of the product due to factors such as whether the product can be sold at a competitive cost and whether it will otherwise be accepted in the market. Market acceptance will depend on many factors, including factors that are not within our control. There are two recently approved products and additional product candidates in later stages of development for the treatment of MPNs, including momelotinib (approved in 2023) and pacritinib (approved in 2022) as well as late-stage ropeginterferon alfa-2b, imetelstat, pelabresib, bomedemstat, and navtemadlin. However, DMR-001 is designed to have improved potency against both Type 1 and Type 2 mutCALR and contain modifications that are known to increase the half-life of antibodies in circulation; to date, no such disease-modifying therapy that reduces platelet counts in ET patients with high risk of clotting and bleeding has been approved by the FDA for the treatment of MPNs, though several such agents are in advanced clinical development and close to approval. Market participants with significant influence over acceptance of new treatments, such as clinicians and third-party payors, may not adopt a biologic that incorporates anti-mutCALR antibodies and half-life extension for our targeted indication, and we may not be able to convince the medical community and third-party payors to accept and use, or to provide favorable reimbursement for, any programs developed by us or our existing or future collaborators. In addition, there are several targeted therapies approved for the treatment of AML: enasidenib for patients with mutations in IDH2, marketed as Idhifa® by Bristol Myers Squibb Company and Servier Pharmaceuticals, or Servier; ivosidenib for patients with mutations in IDH1, marketed as Tibsovo® by Servier; revumenib for patients with KMT2A rearrangements or NPM1m, marketed as Revuforj® by Syndax Pharmaceuticals Inc.; ziftomenib for patients with NPM1m, marketed as Komzifti® by Kura Oncology, Inc. and Kyowa Kirin Co., Ltd.; and a series of drugs approved for patients with genetic alterations in FLT3 including gilteritinib, marketed as Xospata® by Astellas Pharma Inc., and quizartinib, marketed as Vanflyta® by Daiichi Sankyo, Inc. Market acceptance of our product candidates may be negatively impacted by potential poor performance of our competitors, including the occurrence of serious adverse events in such competitors’ clinical trials or failure by such competitors to obtain and maintain regulatory approval for their product candidates. Additionally, although we believe that the improved dosing and convenience we expect our product candidates to provide will improve market acceptance of such product candidates and that our candidates will have a competitive efficacy profile, our predictions may not be accurate and other competitive products may instead gain and hold the applicable market. Sales of medical products also depend on the willingness of clinicians to prescribe the treatment. We cannot predict whether clinicians, clinicians’ organizations, hospitals, other healthcare providers, government agencies or private insurers will determine that our product is safe, therapeutically effective, cost effective or less burdensome as compared with competing treatments. If any current or future product candidate is approved but does not achieve an adequate level of acceptance by such parties, we may not generate or derive sufficient revenue from that product candidate and may not become or remain profitable.
Certain of our programs may compete with our other programs, which could negatively impact our business and reduce our future revenue.
We are developing DMR-001 for the treatment of ET and MF and intend to develop DMR-002 and DMR-003 for other MPNs, and we may in the future develop programs for additional MPNs. However, developing multiple product candidates for MPNs may negatively impact our business if the product candidates compete with each other. For example, if multiple product candidates are conducting clinical trials at the same time, they could compete for the enrollment of patients. In addition, if multiple product candidates are approved for the same indication, they may compete for market share, which could limit our future revenue.

We plan to conduct clinical trials for product candidates at sites outside the United States, and the FDA may not accept data from trials conducted in such locations.
We are planning to conduct our Phase 1 clinical trial of DMR-001 in several geographies, including potentially the United States and Australia, and we may choose to conduct one or more of our future clinical trials outside the United States in whole or in part. Although the FDA may accept data from clinical trials conducted outside the United States, acceptance of this data is subject to conditions imposed by the FDA. For example, the clinical trial must be well designed and conducted and performed by qualified investigators in accordance with ethical principles. The trial population must also adequately represent the U.S. population, and the data must be applicable to the U.S. population and U.S. medical practice in ways that the FDA deems clinically meaningful. In addition, while these clinical trials are subject to the applicable local laws, FDA acceptance of the data will depend on our determination that the trials also complied with all applicable U.S. laws and regulations. Many foreign regulatory authorities have similar requirements for clinical data gathered outside of their respective jurisdictions. In addition, such foreign trials would be subject to the applicable local laws of the foreign jurisdictions where the trials are conducted. There can be no assurance that the FDA or any comparable foreign regulatory authority will accept data from trials conducted outside of the United States or the relevant jurisdiction, as applicable. If the FDA or any comparable foreign regulatory authority does not accept such data, it would likely result in the need for additional trials, which would be costly and time-consuming and would delay or permanently halt our development of the applicable product candidates or delay or prevent regulatory approval for commercialization in the applicable jurisdiction. Even if the FDA or any comparable foreign regulatory authority accepted such data, it could require us to modify our planned clinical trials to receive clearance to initiate such trials in the United States or the relevant jurisdiction, as applicable, or to continue such trials once initiated.
Further, conducting international clinical trials presents additional risks that may delay completion of our clinical trials. These risks include the failure of enrolled patients in foreign countries to adhere to clinical protocol as a result of differences in healthcare services or cultural customs that could restrict or limit our ability to conduct our clinical trials, the administrative burdens of conducting clinical trials under multiple sets of foreign regulations, foreign exchange fluctuations, diminished protection of intellectual property in some countries, as well as political and economic risks relevant to foreign countries.
Risks Related to Our Reliance on Third Parties
We rely on collaborations and licensing arrangements with third parties, including Paragon. If we are unable to maintain these collaborations or licensing arrangements, or if these collaborations or licensing arrangements are not successful, our business could be negatively impacted.
We rely on our collaboration with a third party, Paragon, for a substantial portion of our discovery capabilities and for the rights necessary to develop and commercialize our product candidates. In the future, we could also rely on additional licensing arrangements with third parties. For example, we have entered into the Paragon Option Agreement. However, Paragon could terminate the Paragon Option Agreement under certain circumstances, including our failure to make any payments owed to Paragon under the agreement or any uncured material breach of the agreement by us, in which event we may lose intellectual property rights and may not be able to develop or commercialize the product candidates covered by that agreement, including DMR-001, DMR-002 or DMR-003, as applicable.
In addition, pursuant to our acquisition of Bridge Medicines LLC (“Bridge Medicines”), we have in-licensed rights to GB3226 from Rockefeller University. This license agreement provides that we are subject to various obligations and conditions, including diligence obligations relating to the commercialization and development of GB3226. If we fail to comply with any of the conditions or obligations or otherwise breach the terms of our license agreement with Rockefeller University, Rockefeller University may have the right to terminate the applicable agreement in whole or in part and thereby extinguish our rights to the licensed technology and intellectual property and/or any rights we have acquired to develop and commercialize GB3226 or other product candidates. The loss of the rights licensed to us under our license agreement with Rockefeller University would eliminate our ability to further develop GB3226.
Collaborations or licensing arrangements that we enter into may not be successful, and any success will depend heavily on the efforts and activities of such collaborators or licensors. If any of our collaborators or licensors experiences delays in performance of, or fails to perform, our obligations under our agreement with us, disagrees with our interpretation of the terms of such agreement or terminates their agreement with us, our pipeline and product candidates and development timeline could be adversely affected. If we fail to comply with any of the obligations under our collaborations or license agreements, including payment terms and diligence terms, our collaborators or licensors may have the right to terminate such agreements, in which event we may lose intellectual property rights and may not be able to develop, manufacture, market or sell the products covered by our agreements or may face other penalties under our agreements. Our collaborators and licensors may also fail to properly maintain or defend the intellectual property we have licensed from them, if required by our agreement with them, leading to the potential invalidation of our intellectual property, or they may even infringe upon our intellectual property rights, any of which could subject us to litigation or arbitration, which would be time-consuming and expensive and could harm our ability to commercialize our product candidates. In addition, collaborators could independently develop, or develop with third parties, products that compete directly or indirectly with our product candidates and products if the collaborators believe that the competitive products are more likely to be successfully developed or can be commercialized under terms that are more economically attractive than ours.
As part of our strategy, we plan to evaluate additional opportunities to enhance our capabilities and expand our development pipeline or add development or commercialization capabilities. We may not realize the benefits of such collaborations, alliances or licensing arrangements. Any of these relationships may require us to incur non-recurring and other charges, increase our near and long-term expenditures, issue securities that dilute our existing stockholders or disrupt our management and business.
We may face significant competition in attracting appropriate collaborators, and more established companies may also be pursuing strategies to license or acquire third-party intellectual property rights that we consider attractive. These companies may have a competitive advantage over us due to their size, financial resources and greater clinical development and commercialization capabilities. In addition, companies may be unwilling to assign or license rights to us, whether they perceive us to be a competitor or for other reasons. Whether we reach a definitive agreement for a collaboration will depend, among other things, upon our assessment of the collaborator’s resources and expertise, the terms and conditions of the proposed collaboration and the proposed collaborator’s evaluation of a number of factors. Collaborations are complex and time-consuming to negotiate, document and execute. In addition, consolidation among large pharmaceutical and biotechnology companies has reduced the number of potential future collaborators. We may not be able to negotiate additional collaborations on a timely basis, on acceptable terms or at all. If we fail to enter into collaborations and does not have sufficient funds or expertise to undertake the necessary development and commercialization activities, we may not be able to further develop our product candidates or bring them to market.
Risks associated with the in-licensing or acquisition of product candidates could cause substantial delays in the preclinical and clinical development of our product candidates.
We have relied and continue to rely on Paragon, and expect to rely on our future licensing partners, to (i) conduct research and development in accordance with the applicable protocol, legal, regulatory and scientific standards, (ii) accurately report the results of all preclinical trials conducted prior to our licensing or acquisition of the relevant product candidates and (iii) correctly collect and interpret the data from these trials. If the research and development processes or the results of the research programs prior to our licensing or acquisition of our product candidates prove to be unreliable, this could result in increased costs and delays in the development of our product candidates, which could adversely affect any future revenue from such product candidates, if approved.
We may also acquire or in-license additional product candidates for preclinical or clinical development in the future as we continue to build our pipeline. The risks associated with acquiring or in-licensing product candidates could result in delays in the commencement or completion of our preclinical studies and clinical trials, if they are ever commenced or completed, and our ability to generate revenues from our product candidates may be delayed. Please see the section titled “Risk Factors—Risks Related to Our Intellectual Property—If we are unable to obtain or maintain necessary rights to our programs through acquisitions and in-licenses, our business may be materially harmed” below for additional information regarding such risks.
We currently rely, and plan to rely in the future, on third parties to conduct and support our preclinical studies and clinical trials. If these third parties do not properly and successfully carry out their contractual duties or meet expected deadlines, we may not be able to obtain regulatory approval of or commercialize our product candidates.
We have utilized and plan to continue to utilize and depend upon independent investigators and collaborators, such as medical institutions, CROs, contract testing labs and strategic partners, to conduct and support our preclinical studies and clinical trials under agreements with us. We will rely heavily on these third parties over the course of our preclinical studies and clinical trials, and we control only certain aspects of their activities. As a result, we will have less direct control over the conduct, timing and completion of these preclinical studies and clinical trials and the management of data developed through preclinical studies and clinical trials than would be the case if we were relying entirely upon our own staff. Nevertheless, we are responsible for ensuring that each of our studies and trials is conducted in accordance with the applicable protocol, legal, regulatory and scientific standards, and our reliance on these third parties does not relieve us of our regulatory responsibilities. We and our third-party contractors and CROs are required to comply with GCP, which are regulations and guidelines enforced by the FDA and comparable foreign regulatory authorities for all of our product candidates in clinical development. If we or any of these third parties fail to comply with applicable GCP regulations, the clinical data generated in our clinical trials may be deemed unreliable and the FDA or comparable foreign regulatory authorities may require us to perform additional clinical trials before approving our marketing applications. We cannot assure you that upon inspection by a given regulatory authority, such regulatory authority will determine that any of our clinical trials comply with GCP. In addition, our clinical trials must be conducted with products manufactured in accordance with cGMPs. Our failure to comply with these requirements may require us to repeat clinical trials, which would delay the regulatory approval process. Moreover, our business may be implicated if any of these third parties violates federal or state fraud and abuse or false claims laws and regulations or healthcare privacy and security laws, and foreign equivalents.
Any third parties conducting our clinical trials will not be our employees and, except for remedies available to us under our agreements with such third parties, we cannot control whether they devote sufficient time and resources to our programs. These third parties may encounter challenges hiring and retaining sufficient qualified personnel or they may be involved in mergers, acquisitions or similar transactions and may have relationships with other commercial entities, including our competitors, for whom they may also be conducting clinical trials or other product development activities, which could negatively affect their performance on our behalf and the timing thereof and could lead to products that compete directly or indirectly with our current or future product candidates. If these third parties do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced or if the quality or accuracy of the clinical data they obtain is compromised due to the failure to adhere to our clinical protocols or regulatory requirements or for other reasons, our clinical trials may be extended, delayed or terminated and we may not be able to complete development of, obtain regulatory approval of or successfully commercialize our product candidates.
In addition, we plan to rely on foreign CROs and CMOs, including WuXi Biologics (Hong Kong) Limited (“WuXi Biologics (Hong Kong)”), for formulation and manufacturing of our Phase 1 clinical trial materials, and will likely continue to rely on foreign CROs and CMOs in the future. WuXi Biologics (Hong Kong) is a subsidiary or affiliate of WuXi Biologics, which was previously identified in the U.S. legislation proposed in 2024 known as the BIOSECURE Act as a biotechnology “company of concern.” The BIOSECURE Act as it was introduced in the House of Representatives in 2024 would have prohibited federal agencies from entering into procurement contracts with, as well as providing grants and loans to, an entity that uses biotechnology equipment or services from a biotechnology company of concern, and includes a grandfathering provision allowing biotechnology equipment and services provided or produced by named “biotechnology companies of concern” under a contract or agreement entered into before the effective date until January 1, 2032. The pathway and timing for the BIOSECURE Act or its provisions to become law is uncertain. Depending on whether the BIOSECURE Act becomes law, what the final language of the BIOSECURE Act includes, and how the law is interpreted by U.S. federal agencies, we could be potentially restricted from pursuing U.S. federal government business or grants in the future if we continue to use WuXi Biologics (Hong Kong) and if WuXi Biologics (Hong Kong) or other parties we contract with are identified as “biotechnology companies of concern” beyond the grandfathering period. Foreign CMOs may be the target of U.S. legislation, including a new version of the BIOSECURE Act, trade restrictions and other foreign regulatory requirements which could increase the cost or reduce the supply of material available to us, delay the procurement or supply of such material, restrict or even prohibit our ability to work with such CMOs, or have an adverse effect on our ability to secure significant commitments from governments to purchase potential therapies.
The biopharmaceutical industry in China is strictly regulated by the Chinese government. Changes to Chinese regulations or government policies affecting biopharmaceutical companies are unpredictable and may have a material adverse effect on our collaborators in China which could have an adverse effect on our business, financial condition, results of operations and prospects. In addition, the United States government has imposed significant tariffs on imports from China and other countries and may impose more restrictions on goods, including biologically derived substances, manufactured in or imported from China or other countries or impose other restrictions on companies’ ability to work with Chinese or other foreign counterparties. Evolving changes in China’s public health, economic, political, and social conditions and the uncertainty around China’s relationship with other governments, such as the United States and the United Kingdom (“UK”), could also negatively impact our ability to manufacture our product candidates for our planned clinical trials or have an adverse effect on our ability to secure government funding, which could adversely affect our financial condition and cause us to delay our clinical research programs. Furthermore, if a version of the BIOSECURE Act becomes law, and one or more of our collaborators or vendors in China, including WuXi Biologics (Hong Kong), is deemed to be a biotechnology company of concern, our operations and financial condition may be negatively impacted as a result of any delays or increased costs arising from the trade restrictions and other foreign regulatory requirements affecting such collaborators. In addition, while we have established relationships with CROs and CMOs outside of China, moving to those suppliers in the event of a geopolitical instability affecting our collaborators in China could introduce delays into the research program.
We rely on the use of third-party CMOs to manufacture our product candidates, and we expect to continue to rely on third-party CMOs to produce our products, if approved. Our business could be adversely affected if we are unable to use third-party manufacturing suites or if the third-party manufacturers encounter difficulties in production.
We do not currently own any facility that may be used as our clinical-scale manufacturing and processing facility and must rely on CMOs to manufacture our product candidates. We have not yet caused our product candidates to be manufactured on a commercial scale and may not be able to do so for any of our product candidates, if approved. We currently have a single source for our supply of our product candidates and recently entered into an agreement with a second supplier. If there should be any disruption in such supply arrangement, including any adverse events affecting our sole supplier, or if we experience delays or difficulties in transferring, or are unable to successfully transfer, our manufacturing processes, it could have a negative effect on the clinical development of our product candidates and other operations while we work to identify and qualify an alternate supply source. We have limited control over the manufacturing process of, and may be dependent on, our contract manufacturing partners for compliance with cGMP requirements and any other regulatory requirements of the FDA or comparable foreign regulatory authorities for the manufacture of our product candidates. Beyond periodic audits, we have limited control over the ability of our CMOs to maintain adequate quality control, quality assurance and qualified personnel. If the FDA or another applicable regulatory authority does not approve these facilities for the manufacture of our product candidates or withdraws any approval in the future, we may need to find alternative manufacturing facilities, which would require the incurrence of significant additional costs and delays and materially adversely affect our ability to develop, obtain regulatory approval for or market our product candidates, if approved. We, or our future contract manufacturers, any current or future collaborators and their contract manufacturers could be subject to periodic unannounced inspections by the FDA, competent authorities of member states of the European Union (“EU Member States”) or other comparable foreign regulatory authorities, to monitor and ensure compliance with cGMPs. Despite our efforts to audit and verify regulatory compliance, one or more of our third-party manufacturing vendors may be found on regulatory inspection by the FDA, competent authorities of EU Member States or other comparable foreign regulatory authorities to be noncompliant with cGMP regulations. Our failure, or the failure of our CMOs, to comply with applicable regulations could result in sanctions being imposed on us, including fines, injunctions, civil penalties, delays, suspension, variation or withdrawal of approvals, license revocation, seizures or recalls of product candidates or drugs, operating restrictions and criminal prosecutions, any of which could significantly and adversely affect supplies of our product candidates or products, if approved, and harm our business and results of operations.
Moreover, our CMOs may experience manufacturing difficulties due to resource constraints, supply chain issues, intellectual property disputes or as a result of labor disputes or unstable political environments. If any CMOs on which we will rely fail to manufacture quantities of our product candidates at quality levels necessary to meet regulatory requirements and at a scale sufficient to meet anticipated demand at a commercially reasonable cost, our business, financial condition and prospects could be materially and adversely affected. In addition, our CMOs are responsible for transporting temperature-controlled materials that can be inadvertently degraded during transport due to several factors, rendering certain batches unsuitable for trial use for failure to meet, among others, our integrity and purity specifications. We and any of our CMOs may also face product seizure or detention or refusal to permit the import or export of products. Our business could be materially adversely affected by business disruptions to our third-party providers that could materially adversely affect our anticipated timelines, potential future revenue and financial condition and increase our costs and expenses. Each of these risks could delay or prevent the completion of our preclinical studies and clinical trials or the approval of any of our product candidates by the FDA or comparable foreign regulatory authorities, result in higher costs or adversely impact commercialization of our product candidates.
Risks Related to Our Business and Operations
In order to successfully implement our plans and strategies, we will need to grow the size of our organization and we may experience difficulties in managing this growth.
We expect to experience significant growth in the number of our employees and the scope of our operations, particularly in the areas of preclinical and clinical drug development, technical operations, clinical operations and regulatory affairs. To manage our anticipated future growth, we must continue to implement and improve our managerial, operational and financial personnel and systems, expand our facilities and continue to recruit and train additional qualified personnel. Due to our limited financial resources and the limited experience of our management team working together in managing a company with such anticipated growth, we may not be able to effectively manage the expansion of our operations or recruit and train additional qualified personnel.
We are highly dependent on our key personnel and anticipate hiring new key personnel. If we are not successful in attracting and retaining highly qualified personnel, we may not be able to successfully implement our business strategy.
Our ability to compete in the highly competitive biotechnology and pharmaceutical industries depends upon our ability to attract and retain highly qualified managerial, scientific and medical personnel. We are highly dependent on our managerial, scientific and medical personnel. Although we have entered into employment agreements with our executive officers, each of them may terminate their employment with us at any time. We do not maintain “key person” insurance for any of our executives or other employees. The loss of the services of our executive officers or other key employees could impede the achievement of our research, development and commercialization objectives and seriously harm our ability to successfully implement our business strategy. Furthermore, replacing executive officers and key personnel may be difficult and may take an extended period of time. If we do not succeed in attracting and retaining qualified personnel, it could materially adversely affect our business, financial condition and results of operations. We could in the future have difficulty attracting and retaining experienced personnel and may be required to expend significant financial resources in our employee recruitment and retention efforts.
Our future growth may depend, in part, on our ability to operate in foreign markets, where we would be subject to additional regulatory burdens and other risks and uncertainties.
Our future growth may depend, in part, on our ability to develop and commercialize our product candidates, if approved, in foreign markets for which we may rely on collaboration with third parties. Recent and ongoing changes in the United States trade policy with foreign countries, including the continued uncertainty surrounding U.S. tariffs and potential retaliatory measures by foreign governments, may disrupt the global supply chain for biopharmaceutical products. For example, in September 2025, President Trump announced plans to impose 100% tariffs on imported branded or patented pharmaceuticals, unless the importing company is building U.S. manufacturing capacity. It is not yet clear whether these tariffs would apply to the importation of active pharmaceutical ingredients and possibly bulk drug products that are intended for use in clinical trials and not for commercial sale, which could increase the costs of materials for our clinical trials. Any direct tariffs, if imposed on pharmaceutical products, may result in increased costs for raw materials and contract manufacturing services, reduced ability to source critical CMOs, and a delay in our development timelines.
We are not permitted to market or promote any of our product candidates before we receive regulatory approval from the applicable foreign regulatory authority, and we may never receive such regulatory approval for any of our product candidates. To obtain separate regulatory approval in many other countries, we must comply with numerous and varying regulatory requirements of such countries regarding safety and efficacy and governing, among other things, clinical trials and commercial sales, pricing and distribution of our product candidates, if approved, and we cannot predict success in these jurisdictions. If we fail to comply with the regulatory requirements in international markets and receive applicable regulatory approvals, our target market will be reduced and our ability to realize the full market potential of our product candidates will be harmed and our business will be adversely affected.

Moreover, even if we obtain approval of our product candidates and ultimately commercialize our product candidates in foreign markets, we would be subject to the risks and uncertainties, including the burden of complying with complex and changing foreign regulatory, tax, accounting and legal requirements and reduced protection of intellectual property rights in some foreign countries.
Our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the markets in which we compete achieve the forecasted growth, our business may not grow at similar rates, or at all.
Our market opportunity estimates and growth forecasts are subject to significant uncertainty and are based on assumptions and estimates which may not prove to be accurate. Our estimates and forecasts relating to size and expected growth of our target market may prove to be inaccurate. Even if the markets in which we compete meet our size estimates and growth forecasts, our business may not grow at similar rates, or at all. Our growth is subject to many factors, including our success in implementing our business strategy, which is subject to many risks and uncertainties.
Our revenue will be dependent, in part, upon the size of the markets in the territories for which we gain regulatory approval, the accepted price for the product, the ability to obtain coverage and reimbursement and whether we own the commercial rights for that territory. If the number of our addressable patients is not as significant as we estimate, the indication approved by regulatory authorities is narrower than we expect or the treatment population is narrowed by competition, physician choice or treatment guidelines, we may not generate significant revenue from sales of such products, even if approved.
Our employees, independent contractors, consultants, commercial collaborators, principal investigators, CROs, CMOs, suppliers and vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements.
We are exposed to the risk that our employees, independent contractors, consultants, commercial collaborators, principal investigators, CROs, CMOs, suppliers and vendors acting for or on our behalf may engage in misconduct or other improper activities. Misconduct by these parties could include intentional, reckless or negligent conduct or disclosure of unauthorized activities to us that violates FDA regulations, including those laws requiring the reporting of true, complete and accurate information to the FDA, manufacturing standards, federal and state healthcare laws and regulations, and laws that require the true, complete and accurate reporting of financial information or data. In particular, sales, marketing and business arrangements in the healthcare industry are subject to extensive laws and regulations intended to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements. Misconduct by these parties could also involve the improper use of individually identifiable information, including, without limitation, information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to our reputation. We have adopted a code of conduct, but it is not always possible to identify and deter misconduct by these parties and the precautions we take to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from governmental investigations or other actions or lawsuits stemming from a failure to comply with these laws or regulations.
Our internal information technology systems, or those of any of our CROs, manufacturers, other contractors or consultants, third party service providers, or existing or future collaborators, may fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data or personal data, which could result in additional costs, loss of revenue, significant liabilities, harm to our brand and material disruption of our operations.
In the ordinary course of our business, we and the third parties upon which we rely collect, receive, store, process, generate, use, transfer, disclose, make accessible, protect, secure, dispose of, transmit, and share (collectively, “Process”) proprietary, confidential, and sensitive data, including personal data, intellectual property, trade secrets, and other sensitive data (collectively, “Sensitive Information”).
Despite the implementation of security measures in an effort to protect systems that store our information, given their size and complexity and the increasing amounts of information maintained on our internal information technology systems and those of our third-party CROs, other contractors (including sites performing our clinical trials), third party service providers and supply chain companies, and consultants, these systems are potentially vulnerable to breakdown or other damage or interruption from service interruptions, system malfunction, natural disasters, terrorism, war and telecommunication and electrical failures, as well as security breaches from inadvertent or intentional actions by our employees, contractors, consultants, business partners and/or other third parties, or from cyber-attacks by malicious third parties, which may compromise our system infrastructure or lead to the loss, destruction, alteration or dissemination of, or damage to, our data.
Some actors now engage and are expected to continue to engage in cyber-attacks, including without limitation nation-state actors for geopolitical reasons and in conjunction with military conflicts and defense activities. During times of war and other major conflicts, we, and the third parties upon which we rely, may be vulnerable to a heightened risk of these attacks, including retaliatory cyber-attacks, that could materially disrupt our systems and operations. In particular, severe ransomware attacks are becoming increasingly prevalent and can lead to significant interruptions in our operations, loss of sensitive data and income, reputational harm, and diversion of funds. Extortion payments may alleviate the negative impact of a ransomware attack, but we may be unwilling or unable to make such payments due to, for example, applicable laws or regulations prohibiting such payments.
To the extent that any disruption or security breach were to result in loss, destruction, unavailability, alteration or dissemination of, or damage to, our data or applications, or for it to be believed or reported that any of these occurred, we could incur liability and reputational damage and the development and commercialization of our product candidates could be delayed. Further, our insurance policies may not be adequate to compensate us for the potential losses arising from any such disruption in, or failure or security breach of, our systems or third-party systems where information important to our business operations or commercial development is stored.
Our remote workforce may create additional risks for our information technology systems and data because our employees work remotely and utilize network connections, computers, and devices working at home, while in transit and in public locations. Additionally, business transactions (such as acquisitions or integrations) could expose us to additional cybersecurity risks and vulnerabilities, as our systems could be negatively affected by vulnerabilities present in acquired or integrated entities’ systems and technologies.
While we have implemented security measures designed to protect against security incidents, there can be no assurance that these measures will be effective. We may be unable in the future to detect vulnerabilities in our information technology systems because such threats and techniques change frequently, are often sophisticated in nature, and may not be detected until after a security incident has occurred. Further, we may experience delays in developing and deploying remedial measures designed to address any such identified vulnerabilities. Applicable data privacy and security obligations may require us to notify relevant stakeholders of security incidents. Such disclosures are costly, and the disclosure or the failure to comply with such requirements could lead to adverse consequences.
We rely on third-party service providers and technologies to operate critical business systems to Process Sensitive Information in a variety of contexts. Our ability to monitor these third parties’ information security practices is limited, and these third parties may not have adequate information security measures in place. If our third-party service providers experience a security incident or other interruption, we could experience adverse consequences. While we may be entitled to damages if our third-party service providers fail to satisfy their privacy or security-related obligations to us, any award may be insufficient to cover our damages, or we may be unable to recover such award. In addition, supply-chain attacks have increased in frequency and severity, and we cannot guarantee that third parties’ infrastructure in our supply chain or our third-party partners’ supply chains have not been compromised.
If we (or a third party upon whom we rely) experience a security incident or are perceived to have experienced a security incident, we may experience adverse consequences, such as government enforcement actions (for example, investigations, fines, penalties, audits, and inspections); additional reporting requirements and/or oversight; restrictions on Processing Sensitive Information (including personal data); litigation (including class claims); indemnification obligations; negative publicity; reputational harm; monetary fund diversions; interruptions in our operations (including availability of data); financial loss; and other similar harms. Security incidents and attendant consequences may cause stakeholders (including investors and potential customers) to stop supporting our platform, deter new customers from products, and negatively impact our ability to grow and operate our business.
Our contracts may not contain limitations of liability, and even where they do, there can be no assurance that limitations of liability in our contracts are sufficient to protect us from liabilities, damages, or claims related to our data privacy and security obligations. We cannot be sure that our insurance coverage will be adequate or sufficient to protect us from or to mitigate liabilities arising out of our privacy and security practices, that such coverage will continue to be available on commercially reasonable terms or at all, or that such coverage will pay future claims.
We are subject to stringent and changing laws, regulations and standards, and contractual obligations relating to privacy, data protection, and data security. The actual or perceived failure to comply with such obligations could lead to government enforcement actions (which could include civil or criminal penalties), fines and sanctions, private litigation and/or adverse publicity and could negatively affect our operating results and business.
We, and third parties we work with, are or may become subject to numerous domestic and foreign laws, regulations, and standards relating to privacy, data protection, and data security, the scope of which is changing, subject to differing applications and interpretations, and may be inconsistent among countries, or conflict with other rules. In addition, we are and may become subject to the terms of contractual obligations related to privacy, data protection, and data security. Our obligations may also change or expand as our business grows. The actual or perceived failure by us or third parties related to us to comply with such laws, regulations and obligations could increase our compliance and operational costs, expose us to regulatory scrutiny, actions, fines and penalties, result in reputational harm, lead to a loss of customers, result in litigation and liability, and otherwise cause a material adverse effect on our business, financial condition, and results of operations.
If we fail to comply with environmental, health and safety laws and regulations, we could become subject to fines or penalties or incur costs that could have a material adverse effect on the success of our business.
We are subject to numerous environmental, health and safety laws and regulations, including those governing laboratory procedures and the handling, use, storage, treatment and disposal of hazardous materials and wastes. Our operations may involve the use of hazardous and flammable materials, including chemicals and biological and radioactive materials. In addition, we may incur substantial costs in order to comply with current or future environmental, health and safety laws and regulations. These current or future laws and regulations may impair our research, development or commercialization efforts. Failure to comply with these laws and regulations also may result in substantial fines, penalties or other sanctions.
We may be subject to adverse legislative or regulatory tax changes that could negatively impact our financial condition.
The rules governing U.S. federal, state and local income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. Changes to tax laws (which changes may have retroactive application) could adversely affect our stockholders or us. We assess the impact of various tax reform proposals and modifications to existing tax treaties in all jurisdictions where we have operations to determine the potential effect on our business and any assumptions we have made about our future taxable income. We cannot predict whether any specific proposals will be enacted, the terms of any such proposals or what effect, if any, such proposals would have on our business if they were to be enacted.
For example, the United States enacted the Inflation Reduction Act of 2022, which implements, among other changes, a 1% excise tax on certain stock buybacks. In addition, beginning in 2022, the Tax Cuts and JOBS Act eliminated the previously available option to deduct research and development expenditures and requires taxpayers to amortize them generally over five years for research activities conducted in the United States and over fifteen years for research activities conducted outside the United States. July 4, 2025, the U.S. Congress enacted the One Big Beautiful Bill Act, which includes a provision restoring the immediate deductibility of domestic research and development expenditures. The impact of this newly enacted law on our tax position will depend on how the provision is implemented and interpreted by the IRS and other regulatory authorities. In addition, we have no assurance as to whether, when and how this provision may be subject to further amendment or repeal. Such changes, among others, may adversely affect our effective tax rate, results of operation and financial condition.
We may acquire businesses, product candidates or products, or form strategic alliances, in the future, and may not realize the benefits of such acquisitions.
We may acquire additional businesses or products, form strategic alliances, or create joint ventures with third parties that believe will complement or augment our existing business. If we acquire businesses with promising markets or technologies, we may not be able to realize the benefit of acquiring such businesses if we are unable to successfully integrate them with our existing operations and company culture. We may encounter numerous difficulties in developing, manufacturing and marketing any new product candidates or products resulting from a strategic alliance or acquisition that delay or prevent us from realizing their expected benefits or enhancing our business. There is no assurance that, following any such acquisition, we will achieve the synergies expected in order to justify the transaction, which could result in a material adverse effect on our business and prospects.
We maintain our cash at financial institutions, often in balances that exceed federally-insured limits. The failure of financial institutions could adversely affect our ability to pay our operational expenses or make other payments.
Our cash held in non-interest-bearing and interest-bearing accounts exceeds the FDIC insurance limits. If such banking institutions were to fail, we could lose all or a portion of those amounts held in excess of such insurance limitations. For example, the FDIC took control of Silicon Valley Bank in March 2023. The Federal Reserve subsequently announced that account holders would be made whole. However, the FDIC may not make all account holders whole in the event of future bank failures. In addition, even if account holders are ultimately made whole with respect to a future bank failure, account holders’ access to their accounts and assets held in their accounts may be substantially delayed. Any material loss that we may experience in the future or inability for a material time period to access our cash and cash equivalents could have an adverse effect on our ability to pay our operational expenses or make other payments, which could adversely affect our business.
Risks Related to Our Intellectual Property
Our intellectual property portfolio is at an early stage. Therefore, our ability to obtain and protect our patent rights, and protect other proprietary rights, is uncertain, exposing us to the possible loss of competitive advantage.
We will rely upon a combination of patents, trademarks, trade secret protection, copyrights and confidentiality agreements, licenses and the Paragon Option Agreement to protect the intellectual property related to our programs and technologies and to prevent third parties from competing unfairly with us. Our success depends in large part on our ability to obtain and maintain patent protection for our product candidates and their uses, as well as our ability to operate without infringing on or violating the proprietary rights of others. We do not currently own or license any patents with respect to DMR-001, DMR-002, DMR-003. Paragon has filed patent applications directed to anti-mutCALR monoclonal antibodies, including applications covering composition of matter, pharmaceutical formulations, and methods of using such antibodies, including DMR-001, which we have the option to license pursuant to the Paragon Option Agreement. In addition, with respect to GB3226, we have in-licensed from Rockefeller University a patent portfolio directed to a series of selective inhibitors of ENL/AF9 YEATS. We also own two additional patent families relating to claims covering composition of matter for various C-linked inhibitors of ENL/AF9 YEATS and various inhibitors of ENL/AF9 YEATS and FLT3, combinations with various therapeutic agents, methods of treatment, and methods of administration. In the future, we expect to prosecute underlying intellectual property for DMR-001, DMR-002, DMR-003, GB3226 and some or all of the in-licensed or owned product candidates that we develop.
We may not be able to obtain or protect our intellectual property rights throughout the world and the legal systems in certain countries may not favor enforcement or protection of at least certain patents, trade secrets or other intellectual property. Filing, prosecuting, maintaining and defending patents on product candidates and other related inventions worldwide would be expensive and our intellectual property rights in some foreign jurisdictions can be less extensive than those in the United States; the reverse may also occur. As such, we may not have patents in all countries or all major markets and may not be able to obtain patents in all jurisdictions even if we or our licensor files patent applications to obtain such rights. Our competitors may operate in countries where we do not have patent protection and may be able to freely use our technologies and discoveries in such countries, at least to the extent not forbidden by law.
Our intellectual property portfolio is at an early stage. Except as described above, we do not currently own or license any issued patents or pending patent applications. Our future optioned, in-licensed or owned patent applications may not result in patents being issued. Any issued patents may not afford sufficient protection of our product candidates or their intended uses against competitors, nor can there be any assurance that the patents issued will not be infringed, designed around, or invalidated by third parties, or effectively prevent others from commercializing competitive technologies, products or product candidates. Even if these patents are granted, they may be difficult to enforce. Further, any issued patents that we may license or own covering our product candidates could be narrowed or found invalid or unenforceable if challenged in court or before administrative bodies in the United States or abroad, including the USPTO. If we do not obtain patent coverage for the work we are conducting, or if we obtain such rights but they are invalidated or rendered unenforceable, we may be unable to exclude competitors from pursuing and marketing the same or similar product candidates. Other risks we face if we are not able to obtain and maintain patent coverage for our product candidates are the reduction in valuation of our product candidates, and ultimately of us as a company, by potential investors, and our inability to assert claims for infringement against third parties or counterclaim against such third parties or negotiate more advantageous settlement parameters. Further, if we encounter delays in our clinical trials or delays in obtaining regulatory approval, the period of time during which we could market our product candidates under patent protection would be reduced. Thus, the patents that we may own or license may not afford us any meaningful exclusivity period or competitive advantage.
In addition to seeking patents for some of our technology and product candidates, we may also rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. Any disclosure, either intentional or unintentional, by our employees, the employees of third parties with whom we share our facilities or third-party consultants and vendors that we engage to perform research, clinical trials or manufacturing activities, or misappropriation by third parties (such as through a cybersecurity breach) of our trade secrets or proprietary information could enable competitors to duplicate or surpass our technological achievements, thus eroding our competitive position in our market. In order to protect our proprietary technology and processes, we rely in part on confidentiality agreements with our collaborators, employees, consultants, outside scientific collaborators and sponsored researchers and other advisors. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. We may need to share our proprietary information, including trade secrets, with future business partners, collaborators, contractors and others located in countries at heightened risk of theft of trade secrets, including through direct intrusion by private parties or state actors and those affiliated with or controlled by state actors. In addition, while we undertake reasonable efforts to protect our trade secrets and other confidential information from disclosure, others may independently discover trade secrets and proprietary information, and in such cases, we may not be able to assert any trade secret rights against such party. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights and failure to obtain or maintain trade secret protection could adversely affect our competitive business position.
Lastly, if our trademarks and trade names are not registered or adequately protected, then we may not be able to build name recognition in our markets of interest and our business may be adversely affected.
If we are unable to obtain or maintain necessary rights to our programs through acquisitions and in-licenses, our business may be materially harmed.
Because our research programs currently do and may in the future require the use of proprietary rights held by third parties, the growth of our business will depend in part on our ability to acquire, in-license, or use these third-party proprietary rights. We may be unable to acquire or in-license any compositions, methods of use, processes or other third-party intellectual property rights from third parties that we identify as necessary for our programs. The licensing and acquisition of third-party intellectual property rights is a competitive area, and a number of more established companies may pursue strategies to license or acquire third-party intellectual property rights that we may consider attractive or necessary. These established companies may have a competitive advantage over us due to their size, capital resources and greater clinical development and commercialization capabilities. In addition, companies that perceive us to be a competitor may be unwilling to assign or license rights to us. We also may be unable to license or acquire third-party intellectual property rights on terms that would allow us to make an appropriate return on our investment or at all. If we are unable to successfully obtain rights to required third-party intellectual property rights or maintain intellectual property rights we obtain in the future, we may have to abandon development of the relevant program, which could have a material adverse effect on our business, financial condition, results of operations, and prospects.
While we have the right to control prosecution, defense, maintenance and enforcement of patents in-licensed under the Paragon License Agreements once the trigger for transfer of prosecution control is met, there may be times when rights for patents and patent applications relating to our product candidates are controlled by our future licensors or collaboration partners. For example, Paragon currently has the right to file patent applications and control prosecution with respect to any other inventions that may fall within the Paragon Option Agreement, including those that may apply to DMR-001, DMR-002 and DMR-003. If we, Paragon or any of our future licensors or collaboration partners fail to prosecute, defend, maintain and enforce such patents and patent applications in a manner consistent with our best interests, including by payment of all applicable fees for patents covering our product candidates, we could lose our rights to the intellectual property or our exclusivity with respect to those rights, our ability to develop and commercialize those product candidates may be adversely affected and we may not be able to prevent competitors from making, using and selling competing products. In addition, even if we have the right to control prosecution of patents and patent applications we have licensed to and from third parties, including under future license agreements with Paragon following the point at which such control is assumed, we may still be adversely affected or prejudiced by actions or inactions of Paragon, additional licensees, or licensors and their counsel prior to the date upon which we assume control over patent prosecution. For example, Paragon is responsible for the prosecution, defense, maintenance and enforcement of patents related to DMR-001, DMR-002 and DMR-003. Subsequent to entering into such license agreements, we expect to control patent prosecution over DMR-001, DMR-002 and DMR-003 following the trigger for transfer of prosecution control for the applicable program to us.
Our future licensors may not be the sole and exclusive owners of all rights in the patents we may in-license. If other third parties have rights to our future in-licensed patents, they may be able to license such patents to our competitors, and our competitors could market competing products and technology. This could have a material adverse effect on our competitive position, business, financial condition, results of operations, and prospects.
It is possible that we may be unable to obtain licenses at a reasonable cost or on reasonable terms, if at all. Even if we are able to obtain a license, it may be non-exclusive, thereby giving our competitors access to the same technologies licensed to us. In that event, we may be required to expend significant time and resources to redesign our product candidates, or the methods for manufacturing them or to develop or license replacement technology, all of which may not be feasible on a technical or commercial basis. If we are unable to do so, we may be unable to develop or commercialize the affected product candidates, which could harm our business, financial condition, results of operations, and prospects significantly. We cannot provide any assurances that third-party patents do not exist which might be enforced against our product candidates, manufacturing methods or future products or methods resulting in either an injunction prohibiting our manufacture or future sales, or, with respect to our future sales, an obligation on our part to pay royalties and/or other forms of compensation to third parties, which could be significant.
Disputes may arise between us and our future licensors regarding intellectual property subject to a license agreement, including (but not limited to): the scope of rights granted under the license agreement and other interpretation-related issues; whether and the extent to which our technology and processes infringe on intellectual property of the licensor that is not subject to the licensing agreement; our right to sublicense patents and other rights to third parties; our right to transfer or assign the license; the inventorship and ownership of inventions and know-how resulting from the joint creation or use of intellectual property by our future licensors and us and our partners; and the priority of invention of patented technology. If we or our future licensors breach the terms of our license agreements, such breach may have a material adverse effect on our business and the commercialization efforts for our programs.
We may be subject to intellectual property lawsuits or may need to file lawsuits to protect our intellectual property, which could result in substantial costs and liability and prevent us from commercializing our potential products.
Because the intellectual property landscape in the biotechnology industry is rapidly evolving and interdisciplinary, it is difficult to conclusively assess our freedom to operate and guarantee that we can operate without infringing on or violating third party rights. If certain of our product candidates are ultimately granted regulatory approval, patent rights held by third parties could be alleged to render one or more of our product candidates infringing. If a third party successfully brings a claim against us, and our rights are not held invalid or unenforceable, we may be required to pay substantial damages, be forced to abandon any affected product candidate and/or seek a license from the patent holder. In addition, any intellectual property claims (e.g., patent infringement or trade secret misappropriation) brought against us, whether or not successful, may cause us to incur significant legal expenses and divert the attention of our management and key personnel from other business concerns. We cannot be certain that future patents, if filed and issued, owned or licensed by us will not be challenged by others, whether in the course of litigation or in agencies like the USPTO. Some of our competitors may be able to sustain the costs of complex intellectual property litigation more effectively than we can because they have substantially greater resources. In addition, any uncertainties resulting from the initiation and continuation of any litigation could have a material adverse effect on our ability to raise funds.
Competitors may infringe or otherwise violate our future patents, trademarks, copyrights or other intellectual property. To counter infringement or other violations, we may be required to file claims, which can be expensive and time-consuming. Any such claims could provoke these parties to assert counterclaims against us, including claims alleging that we infringe their patents or other intellectual property rights. In addition, in a patent infringement proceeding, a court or administrative body may decide that one or more of the patents we assert is invalid or unenforceable, in whole or in part, construe the patent’s claims narrowly or refuse to prevent the other party from using the technology at issue on the grounds that our patents do not cover the technology. Similarly, if we assert trademark infringement claims, a court or administrative body may determine that the marks we have asserted are invalid or unenforceable or that the party against whom we have asserted trademark infringement has superior rights to the marks in question. In such a case, we could ultimately be forced to cease use of such marks. In any intellectual property litigation, even if we are successful, any award of monetary damages or other remedy we receive may not be commercially valuable.
Further, we may be required to protect our future patents, if filed and issued, through procedures created to attack the validity of a patent at the USPTO. An adverse determination in any such submission or proceeding could reduce the scope or enforceability of, or invalidate, our patent rights, which could adversely affect our competitive position. Because of a lower evidentiary standard in USPTO proceedings compared to the evidentiary standard in United States federal courts necessary to invalidate a patent claim, a third party could potentially provide evidence in a USPTO proceeding sufficient for the USPTO to hold a claim invalid even though the same evidence would be insufficient to invalidate the claim if first presented in a district court action.
In addition, if our product candidates are found to infringe the intellectual property rights of third parties, these third parties may assert infringement claims against our future licensees or customers and other parties with whom we have business relationships and we may be required to indemnify those parties for any damages they suffer as a result of these claims, which may require us to initiate or defend protracted and costly litigation on behalf of licensees or other parties regardless of the merits of such claims. If any of these claims succeed, we may be forced to pay damages on behalf of those parties or may be required to obtain licenses for the products they use.
Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation or other legal proceedings relating to our intellectual property rights, there is a risk that some of our confidential information could be compromised by disclosure during this type of litigation or other proceedings.
Our success will depend in part on our and our current and future licensors’ ability to obtain, maintain and enforce patent protection for our licensed intellectual property.
Our success will depend in part on our and our current and future licensors’ (including Paragon’s) ability to obtain, maintain and enforce patent protection for our licensed intellectual property. Currently, Paragon controls the prosecution, maintenance, enforcement and defense of DMR-001, DMR-002 and DMR-003. After entry into license agreements with Paragon for DMR-001, DMR-002 and DMR-003, and once the trigger for transfer of prosecution control is met, we expect to hold such rights. We, Paragon and our future licensors may not successfully prosecute the patent applications that cover our product candidates. In addition, we have in-licensed rights to GB3226 from Rockefeller, and we depend on Rockefeller University to prosecute and maintain patents and otherwise protect the licensed intellectual property related to GB3226. Even if patents are issued in respect of these patent applications, we and our future licensors (including Paragon) may fail to maintain these patents, may determine not to pursue litigation against other companies that are infringing these patents, or may pursue such litigation less aggressively than we would. Without protection for any in-licensed intellectual property, other companies might be able to offer substantially identical products for sale, which could adversely affect our competitive business position and harm our business prospects.
We may be subject to claims that we have wrongfully hired an employee from a competitor or that our employees, consultants or independent contractors have wrongfully used or disclosed confidential information of third parties.
As is common in the biotechnology industry, in addition to our employees, we engage the services of consultants to assist us in the development of our product candidates. Many of these consultants, and many of our employees, were previously employed at, or may have previously provided or may be currently providing consulting services to, other biotechnology or pharmaceutical companies including our competitors or potential competitors. We could in the future be subject to claims that we or our employees have inadvertently or otherwise used or disclosed alleged trade secrets or other confidential information of former employers or competitors. Although we try to ensure that our employees and consultants do not use the intellectual property, proprietary information, know-how or trade secrets of others in their work for us, we may become subject to claims that we caused an employee to breach the terms of his or her non-competition or non-solicitation agreement, or that we or these individuals have, inadvertently or otherwise, used or disclosed the alleged trade secrets or other proprietary information of a former employer or competitor.
While we may litigate to defend against these claims, even if we are successful, litigation could result in substantial costs and could be a distraction to management and other employees. If our defenses to these claims fail, in addition to requiring us to pay monetary damages, a court could prohibit us from using technologies or features that are essential to our product candidates, if such technologies or features are found to incorporate or be derived from the trade secrets or other proprietary information of the former employers. Moreover, any such litigation or the threat thereof may adversely affect our reputation, our ability to form strategic alliances or sublicense our rights to collaborators, engage with scientific advisors or hire employees or consultants, each of which would have an adverse effect on our business, results of operations and financial condition. Even if we are successful in defending against such claims, litigation could result in substantial costs and be a distraction to management.
Changes to patent laws in the United States and other jurisdictions could diminish the value of patents in general, thereby impairing our ability to protect our products.
Changes in either the patent laws or interpretation of patent laws in the United States, including patent reform legislation such as the Leahy-Smith America Invents Act (the “Leahy-Smith Act”) could increase the uncertainties and costs surrounding the prosecution of our owned and in-licensed patent applications and the maintenance, enforcement or defense of our owned and in-licensed issued patents. The Leahy-Smith Act includes a number of significant changes to United States patent law. These changes include provisions that affect the way patent applications are prosecuted, redefine prior art, provide more efficient and cost-effective avenues for competitors to challenge the validity of patents, and enable third-party submission of prior art to the USPTO during patent prosecution and additional procedures to attack the validity of a patent at USPTO-administered post-grant proceedings, including post-grant review, inter partes review, and derivation proceedings. Assuming that other requirements for patentability are met, prior to March 2013, in the United States, the first to invent the claimed invention was entitled to the patent, while outside the United States, the first to file a patent application was entitled to the patent. After March 2013, under the Leahy-Smith Act, the United States transitioned to a first-to-file system in which, assuming that the other statutory requirements for patentability are met, the first inventor to file a patent application will be entitled to the patent on an invention regardless of whether a third party was the first to invent the claimed invention. As such, the Leahy-Smith Act and its implementation increased the uncertainties and costs surrounding the prosecution of our patent applications and the enforcement or defense of our issued patents, all of which could have a material adverse effect on our business, financial condition, results of operations and prospects. Additionally, there have been proposals for additional changes to the patent laws of the United States and other countries that, if adopted, could impact our ability to enforce our proprietary technology.
In addition, the patent positions of companies in the development and commercialization of biologics and pharmaceuticals are particularly uncertain. U.S. Supreme Court and U.S. Court of Appeals for the Federal Circuit rulings have narrowed the scope of patent protection available in certain circumstances and weakened the rights of patent owners in certain situations, including in the antibody arts. For example, the United States Supreme Court in Amgen, Inc. v. Sanofi (“Amgen”) recently held that Amgen’s patent claims to a class of antibodies functionally defined by their ability to bind a particular antigen were invalid for lack of enablement where the patent specification provided 26 exemplary antibodies, but the claimed class of antibodies covered a “vast number” of additional antibodies not disclosed in the specification. The Court stated that if patent claims are directed to an entire class of compositions of matter, then the patent specification must enable a person skilled in the art to make and use the entire class of compositions. This decision makes it unlikely that we will be granted U.S. patents with composition of matter claims as broad as Amgen’s directed to antibodies functionally defined by their ability to bind a particular antigen. Even if we are granted claims directed to functionally defined antibodies, it is possible that a third party may challenge our patents, when issued, relying on the reasoning in Amgen or other precedential court decisions. This combination of events has created uncertainty with respect to the validity and enforceability of patents once obtained. Depending on future actions by the U.S. Congress, the federal courts and the USPTO, the laws and regulations governing patents could change in unpredictable ways that could have a material adverse effect on our patent rights and our ability to protect, defend and enforce our patent rights in the future.
In addition, the U.S. Supreme Court’s July 2024 decision to overturn established case law giving deference to regulatory agencies’ interpretations of ambiguous statutory language has introduced uncertainty regarding the extent to which the FDA’s regulations, policies and decisions may become subject to increasing legal challenges, delays, and/or changes. We cannot predict the likelihood, nature or extent of government regulation that may arise from future legislation or administrative action, either in the United States or abroad. Geopolitical instability in the United States and in foreign countries could increase the uncertainties and costs surrounding the prosecution or maintenance of patent applications and the maintenance, enforcement or defense of issued patents. In addition, the Unified Patent Court (“UPC”) entered into force on June 1, 2023. The UPC is a common patent court that hears patent infringement and revocation proceedings effective for EU Member States. This could enable third parties to seek revocation of a European patent in a single proceeding at the UPC rather than through multiple proceedings in each of the jurisdictions in which the European patent is validated.
Although we do not currently own any European patents or applications, if we obtain or license such patents and applications in the future, any such revocation and loss of patent protection could have a material adverse impact on our business and our ability to commercialize or license our technology and products. Moreover, the controlling laws and regulations of the UPC will develop over time and may adversely affect our ability to enforce or defend the validity of any European patents we may obtain. We may decide to opt out from the UPC any future European patent applications that we may file and any patents we may obtain. If certain formalities and requirements are not met, however, such European patents and patent applications could be challenged for non-compliance and brought under the jurisdiction of the UPC. We cannot be certain that future European patents and patent applications will avoid falling under the jurisdiction of the UPC, if we decide to opt out of the UPC.
Obtaining and maintaining patent protection depends on compliance with various procedural, document submissions, fee payment and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements.
Periodic maintenance fees, renewal fees, annuities fees and various other governmental fees on patents and/or patent applications are due to be paid to the USPTO and foreign patent agencies in several stages over the lifetime of the patent and/or patent application. The USPTO and various foreign governmental patent agencies also require compliance with a number of procedural, documentary, fee payment and other similar provisions during the patent application process. While an inadvertent lapse can in many cases be cured by payment of a late fee or by other means in accordance with the applicable rules, there are situations in which noncompliance can result in abandonment or lapse of the patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. Non-compliance events that could result in abandonment or lapse of a patent or patent application include, but are not limited to, failure to respond to official actions within prescribed time limits, non-payment of fees and failure to properly legalize and submit formal documents. If we fail to maintain any future patents and patent applications, if filed and issued, covering our product candidates, our competitive position would be adversely affected.
We may not identify relevant third-party patents or may incorrectly interpret the relevance, scope or expiration of a third-party patent, which might adversely affect our ability to develop and market our products.
We cannot guarantee that any of our patent searches or analyses, including the identification of relevant patents, the scope of patent claims or the expiration of relevant patents, are complete or thorough, nor can we be certain that we have identified each and every third-party patent and pending application in the United States and abroad that is relevant to or necessary for the commercialization of our product candidates in any jurisdiction. The scope of a patent claim is determined by an interpretation of the law, the written disclosure in a patent, the patent’s prosecution history and in some cases certain extrinsic evidence of the meaning of terms in a claim. Our interpretation of the relevance or the scope of a patent or a pending application may be incorrect. For example, we may incorrectly determine that our products are not covered by a third-party patent or may incorrectly predict whether a third-party’s pending application will issue with claims of relevant scope. Our determination of the expiration date of any patent in the United States or abroad that we consider relevant may be incorrect. Our failure to identify and correctly interpret relevant patents may negatively impact our ability to develop and market our products.
In addition, because some patent applications in the United States may be maintained in secrecy until the patents are issued, patent applications in the United States and many foreign jurisdictions are typically not published until 18 months after filing, and publications in the scientific literature often lag behind actual discoveries, we cannot be certain that others have not filed patent applications for technology covered by our future issued patents or our pending applications, if filed, or that we were the first to invent the technology. Our competitors may have filed, and may in the future file, patent applications covering our products or technology similar to ours. Any such patent application may have priority over our future patent applications or patents, if filed and issued, which could require us to obtain rights to issued patents covering such technologies.
We may become subject to claims challenging the inventorship or ownership of our patents, if issued, and other intellectual property.
We may be subject to claims that former employees, collaborators or other third parties have an interest in our future patents, if filed and issued, or other intellectual property as an inventor or co-inventor. The failure to name the proper inventors on a patent application can result in the patents issuing thereon being invalid or unenforceable. Inventorship disputes may arise from conflicting views regarding the contributions of different individuals named as inventors, the effects of foreign laws where foreign nationals are involved in the development of the subject matter of the patent, conflicting obligations of third parties involved in developing our programs or as a result of questions regarding co-ownership of potential joint inventions. Litigation may be necessary to resolve these and other claims challenging inventorship and/or ownership. Alternatively, or additionally, we may enter into agreements to clarify the scope of our rights in such intellectual property. If we fail in defending any such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights, such as exclusive ownership of, or right to use, valuable intellectual property. Such an outcome could have a material adverse effect on our business. Even if we are successful in defending against such claims, litigation could result in substantial costs and be a distraction to management and other employees.
Our current or future licensors may have relied on third-party consultants or collaborators or on funds from third parties, such as the U.S. government, such that our licensors are not the sole and exclusive owners of the patents we in-licensed. If other third parties have ownership rights or other rights to our in-licensed patents, they may be able to license such patents to our competitors, and our competitors could market competing products and technology. This could have a material adverse effect on our competitive position, business, financial condition, results of operations, and prospects.
Patent terms may be inadequate to protect our competitive position of our product candidates for an adequate amount of time.
Patents have a limited lifespan. In the United States, if all maintenance fees are timely paid, the natural expiration of a patent is generally 20 years from our earliest U.S. non-provisional filing date. Various extensions may be available, but the life of a patent, and the protection it affords, is limited. Even if patents covering our product candidates are obtained, once the patent life has expired, we may be open to competition from competitive products, including generics or biosimilars. Given the amount of time required for the development, testing and regulatory review of new product candidates, patents protecting such product candidates might expire before or shortly after such product candidates are commercialized. As a result, our owned and licensed patent portfolio may not provide us with sufficient rights to exclude others from commercializing products similar or identical to ours.
Our technology licensed from various third parties may be subject to retained rights.
Our future licensors may retain certain rights under the relevant agreements with us, including the right to use or license the licensed technology outside of the scope of our license, use the underlying technology for noncommercial academic and research use, to publish general scientific findings from research related to the technology, and to make customary scientific and scholarly disclosures of information relating to the technology. It is difficult to monitor whether our licensors limit their use of the technology to these uses, and we could incur substantial expenses to enforce our rights to our licensed technology in the event of misuse. In addition, while there are certain restrictions on Paragon’s ability to develop products that could be competitive with ours, these restrictions may not prevent the possible future license or development by Paragon of certain technology that could lead to product candidates competitive with ours. This could have a material adverse effect on our competitive position, business, financial condition, results of operations, and prospects.
Risks Related to Government Regulation
The regulatory approval processes of the FDA and other comparable foreign regulatory authorities are lengthy, time-consuming and inherently unpredictable. If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals for our product candidates, we will not be able to commercialize, or will be delayed in commercializing, our product candidates, and our ability to generate revenue will be materially impaired.
The process of obtaining regulatory approvals, both in the United States and abroad, is unpredictable, expensive and typically takes many years following commencement of clinical trials, if approval is obtained at all, and can vary substantially based upon a variety of factors, including the type, complexity and novelty of the product candidates involved. We cannot commercialize product candidates in the United States without first obtaining regulatory approval from the FDA. Similarly, we cannot commercialize product candidates outside of the United States without obtaining regulatory approval from comparable foreign regulatory authorities. Before obtaining regulatory approvals for the commercial sale of our product candidates, including DMR-001, DMR-002, DMR-003 and GB3226, we must demonstrate through lengthy, complex and expensive preclinical studies and clinical trials that our product candidates are both safe and effective for each targeted indication. Securing regulatory approval also requires the submission of information about the drug manufacturing process to, and inspection of manufacturing facilities by, the relevant regulatory authority. Further, our product candidates may not be effective, may be only moderately effective, may prove to have undesirable or unintended side effects, toxicities or other characteristics, or may fail to improve on the applicable standard of care, any of which may preclude our obtaining regulatory approval. The FDA and comparable foreign regulatory authorities have discretion in the approval process and may refuse to accept any application or may decide that our data are insufficient for approval and require additional preclinical, clinical or other data. Our product candidates could be delayed in receiving, or fail to receive, regulatory approval for many reasons, including: the FDA or comparable foreign regulatory authorities may disagree with the design or implementation of our clinical trials; we may be unable to demonstrate to the satisfaction of the FDA or comparable foreign regulatory authorities that a product candidate is safe and effective for our proposed indication; the results of clinical trials may not meet the level of statistical significance required by the FDA or comparable foreign regulatory authorities for approval; serious and unexpected drug-related side effects may be experienced by participants in our clinical trials or by individuals using drugs similar to our product candidates; we may be unable to demonstrate that a product candidate’s clinical and other benefits outweigh our safety risks; the FDA or comparable foreign regulatory authorities may disagree with our interpretation of data from preclinical studies or clinical trials; the data collected from clinical trials of our product candidates may not be acceptable or sufficient to support the submission of a BLA or other submission or to obtain regulatory approval in the United States or elsewhere, and we may be required to conduct additional clinical trials; the FDA or the applicable foreign regulatory authority may disagree regarding the formulation, labeling and/or the specifications of our product candidates; the FDA or comparable foreign regulatory authorities may fail to approve the manufacturing processes or facilities of third-party manufacturers with which we contract for clinical and commercial supplies; and the approval policies or regulations of the FDA or comparable foreign regulatory authorities may significantly change in a manner rendering our clinical data insufficient for approval.
Of the large number of drugs in development, only a small percentage successfully complete the FDA or applicable foreign regulatory approval processes and are commercialized. The lengthy approval process as well as the unpredictability of future clinical trial results may result in our failing to obtain regulatory approval to market our product candidates, which would significantly harm our business, results of operations and prospects.
If we were to obtain approval, regulatory authorities may approve any of our product candidates for fewer or more limited indications than we request, including failing to approve the most commercially promising indications, may grant approval contingent on the performance of costly post-marketing clinical trials, or may approve a product candidate with a label that does not include the labeling claims necessary or desirable for the successful commercialization of that product candidate. If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals for our product candidates, we will not be able to commercialize, or will be delayed in commercializing, this could have a material adverse effect on our competitive position, business, financial condition, results of operations, and prospects. In addition, the FDA and foreign regulatory authorities may undergo leadership changes, change their policies, issue additional regulations or revise existing regulations, or take other actions, such as those implemented by the recently established Department of Government Efficiency, which may impact our clinical development plans or prevent or delay approval of our product candidates under development on a timely basis. Such policy or regulatory changes could impose additional requirements upon us that could delay our ability to obtain approvals and increase the costs of compliance. Since the start of President Trump’s administration in 2025, U.S. policy changes have been implemented at a rapid pace and additional changes are likely. It is difficult to predict how executive actions that may be taken under the current administration may affect the FDA’s ability to exercise its regulatory authority. If any actions impose constraints on the FDA's ability to engage in routine oversight and product review activities in the normal course, our business may be negatively impacted. Additionally, federal government could adopt legislation, regulations or policies that adversely affect our business or create a more challenging and costly environment to pursue the development, approval and commercialization of our product candidates.

We may not be able to meet requirements for the chemistry, manufacturing and control of our product candidates.
In order to receive approval of our products by the FDA and comparable foreign regulatory authorities, we must show that we and our contract manufacturing partners are able to characterize, control and manufacture our drug products safely and in accordance with regulatory requirements. This includes manufacturing the active ingredient, developing an acceptable formulation, manufacturing the drug product, performing tests to adequately characterize the formulated product, documenting a repeatable manufacturing process, and demonstrating that our drug products meet stability requirements. Meeting these chemistry, manufacturing and control requirements is a complex task that requires specialized expertise. If we are not able to meet the chemistry, manufacturing and control requirements, we may not be successful in getting our products approved.
Our product candidates for which we intend to seek approval as biologics may face competition from biosimilars sooner than anticipated.
The ACA includes a subtitle called the Biologics Price Competition and Innovation Act of 2009 (“BPCIA”), which created an abbreviated approval pathway for biological products that are biosimilar to or interchangeable with an FDA-licensed reference biological product. Under the BPCIA, an application for a highly similar or “biosimilar” product may not be submitted to the FDA until four years following the date that the reference product was first approved by the FDA. In addition, the approval of a biosimilar product may not be made effective by the FDA until 12 years from the date on which the reference product was first approved. During this 12-year period of exclusivity, another company may still market a competing version of the reference product if the FDA approves a full BLA for the competing product containing the sponsor’s own preclinical data and data from adequate and well-controlled clinical trials to demonstrate the safety, purity and potency of their product.
We believe that any of our product candidates approved as biologics under a BLA should qualify for the 12-year period of exclusivity. However, there is a risk that this exclusivity could be shortened due to congressional action or otherwise, or that the FDA will not consider our product candidates to be reference products for competing products, potentially creating the opportunity for competition sooner than anticipated. Other aspects of the BPCIA, some of which may impact the BPCIA exclusivity provisions, have also been the subject of recent litigation. Moreover, the extent to which a biosimilar, once approved, will be substituted for any reference products in a way that is similar to traditional generic substitution for non-biological products is not yet clear, and will depend on a number of marketplace and regulatory factors that are still developing.
Even if we receive regulatory approval of our product candidates, we will be subject to extensive ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense, and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our product candidates.
Any regulatory approvals that we may receive for our product candidates will require the submission of reports to regulatory authorities and surveillance to monitor the safety and efficacy of the product candidate, may contain significant limitations related to use restrictions for specified age groups, warnings, precautions or contraindications, and may include burdensome post-approval study or risk management requirements. For example, the FDA may require a risk evaluation and mitigation strategy, or REMS, in order to approve our product candidates, which could entail requirements for a medication guide, physician training and communication plans or additional elements to ensure safe use, such as restricted distribution methods, patient registries and other risk minimization tools. Comparable foreign regulatory authorities may impose similar requirements. In addition, if the FDA or comparable foreign regulatory authorities approve our product candidates, our product candidates and the activities associated with their development and commercialization, including their design, testing, manufacture, safety, efficacy, recordkeeping, labeling, storage, approval, advertising, promotion, sale, distribution, import and export will be subject to comprehensive regulation by the FDA and other regulatory agencies in the United States and by comparable foreign regulatory authorities. These requirements include submissions of safety and other post-marketing information and reports, registration, as well as on-going compliance with cGMPs and GCPs for any clinical trials that we conduct following approval. In addition, manufacturers of drug products and their facilities are subject to continual review and periodic, unannounced inspections by the FDA and other regulatory authorities for compliance with cGMPs. If we or a regulatory authority discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facilities where the product is manufactured, a regulatory authority may impose restrictions on that product, the manufacturing facility or us, including requiring recall or withdrawal of the product from the market or suspension of manufacturing, delays or restrictions on our ability to conduct clinical trials or delays or refusal to grant a marketing authorization, including full or partial clinical holds on ongoing or planned trials, restrictions on the manufacturing process, warning or untitled letters, civil and criminal penalties, injunctions, product seizures, detentions or import bans, suspension, withdrawal or variation of any marketing authorization that has been granted, voluntary or mandatory publicity requirements and imposition of restrictions on operations, including costly new manufacturing requirements. Similar penalties may apply in case of failure by us or by any of our third-party partners, including suppliers, manufacturers and distributors, to comply with FDA and EU laws and the related national laws of individual EU Member States and other applicable regulatory authorities governing the conduct of clinical trials, manufacturing approval, marketing authorization of medicinal products and marketing of such products, both before and after grant of a marketing authorization, statutory health insurance, bribery and anti-corruption or other applicable regulatory requirements, including administrative, civil or criminal penalties. The occurrence of any event or penalty described above may inhibit our ability to commercialize our product candidates and generate revenue and could require us to expend significant time and resources in response and could generate negative publicity.
Disruptions at the FDA, the SEC and other government agencies and regulatory authorities caused by funding shortages or global health concerns could hinder their ability to hire and retain key leadership and other personnel, prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of our business may rely, which could negatively impact our business.
The ability of the FDA to review regulatory filings and our ability to commence human clinical trials can be affected by a variety of factors, including government budget and funding levels, ability to hire and retain key personnel and accept the payment of user fees, and statutory, regulatory and policy changes. Average review times at the agency have fluctuated in recent years as a result. In addition, government funding of the SEC, and other government agencies on which our operations may rely, including those that fund research and development activities is subject to the political process, which is inherently fluid and unpredictable.
Disruptions at the FDA and other agencies or comparable foreign regulatory authorities may also slow the time necessary for the review and approval of applications for clinical trial or marketing authorization, which would adversely affect our business. For example, in recent years, including in 2018, 2019 and 2025, the U.S. government shut down several times and certain regulatory agencies, such as the FDA and the SEC, had to furlough critical employees and stop critical activities. Additionally, action by the Trump administration to limit federal agency budgets or personnel may result in reductions to the FDA’s budget, employees, and operations, which may lead to slower response times and longer review periods, potentially affecting our ability to progress development of our product candidates or obtain regulatory approval for our product candidates. If a prolonged government shutdown occurs, it could significantly impact the ability of the FDA to timely review and process our regulatory submissions, which could have a material adverse effect on our business. Further, future government shutdowns could impact our ability to access the public markets and obtain necessary capital in order to properly capitalize and continue our operations.
If a prolonged government shutdown occurs, or if global health concerns prevent the FDA or other regulatory authorities from conducting their regular inspections, reviews, or other regulatory activities, it could significantly impact the ability of the FDA or other regulatory authorities to timely review and process our regulatory submissions, which could have a material adverse effect on our business.
We may face difficulties from healthcare and regulatory legislative reform measures.
Existing regulatory policies may change, and additional government regulations may be enacted that could prevent, limit or delay regulatory approval of our product candidates. We cannot predict the likelihood, nature or extent of government regulation that may arise from future legislation or administrative action, either in the United States or abroad. For example, the Trump administration has discussed several changes to the reach and oversight of the FDA, which could affect its relationship with the pharmaceutical industry, transparency in decision making and ultimately the cost and availability of prescription drugs. If we are slow or unable to adapt to changes in existing requirements or the adoption of new requirements or policies, or if we are not able to maintain regulatory compliance, we may lose any regulatory approval that we may have obtained and we may not achieve or sustain profitability.

Our business operations and current and future arrangements with investigators, healthcare professionals, consultants, third-party payors, patient organizations and customers will be subject to applicable healthcare regulatory laws, which could expose us to penalties.
Our business operations and current and future arrangements with investigators, healthcare professionals, consultants, third-party payors, patient organizations and customers may expose us to broadly applicable fraud and abuse and other healthcare laws and regulations. These laws may constrain the business or financial arrangements and relationships through which we conduct our operations, including how we research, market, sell and distribute our product candidates, if approved.
Ensuring that our internal operations and future business arrangements with third parties comply with applicable healthcare laws and regulations will involve substantial costs. If our operations are found to be in violation of any of these laws or any other governmental laws and regulations that may apply to us, we may be subject to significant penalties, including civil, criminal and administrative penalties, damages, fines, exclusion from government-funded healthcare programs, integrity oversight and reporting obligations to resolve allegations of non-compliance, disgorgement, individual imprisonment, contractual damages, reputational harm, diminished profits and the curtailment or restructuring of our operations. Further, defending against any such actions can be costly and time-consuming and may require significant personnel resources. Therefore, even if we are successful in defending against any such actions that may be brought against us, our business may be impaired.
Even if we are able to commercialize any product candidates, due to unfavorable pricing regulations and/or third-party coverage and reimbursement policies, we may not be able to offer such product candidates at competitive prices, which would seriously harm our business.
We intend to seek approval to market our product candidates in both the United States and in selected foreign jurisdictions. If we obtain approval in one or more foreign jurisdictions for our product candidates, we will be subject to rules and regulations in those jurisdictions. Our ability to successfully commercialize any product candidates that we may develop will depend in part on the extent to which reimbursement for these product candidates and related treatments will be available from government health administration authorities, private health insurers and other organizations. Government authorities and other third-party payors, such as private health insurers and health maintenance organizations, decide which medications they will pay for and establish reimbursement levels. Government authorities and other third-party payors have attempted to control costs by limiting coverage and the amount of reimbursement for particular medications. These entities may create preferential access policies for a competitor’s product, including a branded or generic/biosimilar product, over our products in an attempt to reduce their costs, which may reduce our commercial opportunity.
We are subject to U.S. and certain foreign export and import controls, sanctions, embargoes, anti-corruption laws, and anti-money laundering laws and regulations. We can face criminal liability and other serious consequences for violations, which can harm our business.
We are subject to export control and import laws and regulations, including the U.S. Export Administration Regulations, U.S. Customs regulations, various economic and trade sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Controls, the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the U.S. Travel Act, the USA PATRIOT Act, and other state and national anti-bribery and anti-money laundering laws in the countries in which we conduct activities. Governmental regulation of the import or export of our drug candidates, or our failure to obtain any required import or export authorization for our candidates, when applicable, could harm international operations. Furthermore, export control laws and economic sanctions prohibit the provision of certain items, technology, and services to countries, governments, and persons targeted by sanctions programs. Anti-corruption laws are interpreted broadly and prohibit companies and their employees, agents, contractors, and other collaborators from authorizing, promising, offering, or providing, directly or indirectly, improper payments or anything else of value to or from recipients in the public or private sector. We may engage third parties to sell our products outside the United States, to conduct clinical trials, and/or to obtain necessary permits, licenses, patent registrations, and other regulatory approvals. We have direct or indirect interactions with officials and employees of government agencies or government-affiliated hospitals, universities, and other organizations. We can be held liable for the corrupt or other illegal activities of our employees, agents, contractors, and other collaborators, even if we do not explicitly authorize or have actual knowledge of such activities. Any violations of the laws and regulations described above may result in substantial civil and criminal fines and penalties, imprisonment, the loss of export or import privileges, debarment, tax reassessments, breach of contract and fraud litigation, reputational harm, and other consequences.

Governments outside the United States tend to impose strict price controls, which may adversely affect our revenue, if any.
In some countries, particularly EU Member States, the pricing of prescription drugs is subject to governmental control. In these countries, pricing negotiations with governmental authorities can take considerable time after receipt of regulatory approval for a therapeutic. In addition, there can be considerable pressure by governments and other stakeholders on prices and reimbursement levels, including as part of cost containment measures. Political, economic and regulatory developments may further complicate pricing negotiations, and pricing negotiations may continue after reimbursement has been obtained. Reference pricing used by various EU Member States and parallel distribution, or arbitrage between low-priced and high-priced EU Member States, can further reduce prices. To obtain coverage and reimbursement or pricing approvals in some countries, we or future collaborators may be required to conduct a clinical trial or other studies that compare the cost-effectiveness of our product candidates to other available therapies in order to obtain or maintain reimbursement or pricing approval. Publication of discounts by third-party payors or authorities may lead to further pressure on the prices or reimbursement levels within the country of publication and other countries. If reimbursement of any product candidate approved for marketing is unavailable or limited in scope or amount, or if pricing is set at unsatisfactory levels, our business, financial condition, results of operations or prospects could be materially and adversely affected.
If we seek and are unable to obtain accelerated approval, the amount, size and duration of our clinical trials could be greater than planned, which could increase the expense, reduce the likelihood, and/or delay the timing of obtaining necessary regulatory approvals. Even if we receive accelerated approval, if confirmatory trials do not verify clinical benefit, or if we do not comply with rigorous post-approval requirements, such authorities may withdraw accelerated approval.
We may seek accelerated approval, or other expedited development, review or approval status, for our product candidates. Even if granted, there is no guarantee that receiving an expedited development, review or approval status from the FDA will lead to a faster development or regulatory review or approval process, and such status does not increase the likelihood that our product candidates will ultimately receive marketing approval. The FDA may grant accelerated approval to a product designed to treat a serious or life-threatening condition that provides meaningful therapeutic advantage over available therapies and demonstrates an effect on a surrogate endpoint or intermediate clinical endpoint that is reasonably likely to predict clinical benefit. If we choose to pursue accelerated approval, there can be no assurance that the FDA will agree that our proposed primary endpoint is an appropriate surrogate endpoint. Similarly, there can be no assurance that after subsequent FDA feedback that we will continue to pursue accelerated approval or any other form of expedited development, review, or approval, even if we initially decide to do so. Furthermore, if we submit an application for accelerated approval, there can be no assurance that such application will be accepted or that approval will be granted on a timely basis, or at all. The FDA also could require us to conduct further studies or trials prior to considering our application or granting approval of any type. We might not be able to fulfill the FDA’s requirements in a timely manner, which would cause delays, or approval might not be granted because our submission is deemed incomplete by the FDA. Accelerated approval may be contingent on the sponsor’s agreement to conduct, in a diligent manner, additional post-approval confirmatory studies to verify and describe the drug’s predicted effect on irreversible morbidity or mortality or other clinical benefit. Under the Food and Drug Omnibus Reform Act of 2022, the FDA may require, as appropriate, that such studies be underway prior to approval or within a specific time period after the date of approval for a product granted accelerated approval. The FDA may require that any such confirmatory study be initiated or substantially underway prior to the submission of an application for accelerated approval. Even if we receive accelerated approval from the FDA, we will be subject to rigorous post-approval requirements, including submission to the FDA of all promotional materials prior to their dissemination. The FDA could withdraw accelerated approval for multiple reasons, including our failure to conduct any required post-approval study with due diligence, or the inability of such study to confirm the drug’s predicted clinical benefit relative to its risks. A failure to obtain accelerated approval or any other form of expedited review or approval for a product candidate could result in a longer time period prior to commercializing such product candidate, increase the cost of development of such product candidate, and harm our competitive position in the marketplace. Comparable considerations apply outside of the United States.

General Risk Factors
We may become exposed to costly and damaging liability claims, when testing a product candidate in the clinical stage or at the commercial stage, and our product liability insurance may not cover all damages from such claims.
We are exposed to potential product liability and professional indemnity risks that are inherent in the research, development, manufacturing, marketing and use of pharmaceutical products. While we currently have no products that have been approved for commercial sale, the future use of a product candidate in clinical trials, and the sale of any approved products in the future, may expose us to liability claims. These claims may be made by patients that use the product or product candidate, healthcare providers, pharmaceutical companies, or others selling such product. Any claims against us, regardless of their merit, could be difficult and costly to defend and could materially and adversely affect the market for our products or any prospects for commercialization of our products. Although we intend to obtain product liability insurance for our future clinical trials, it is possible that our liabilities could exceed our insurance coverage or that in the future we may not be able to maintain insurance coverage at a reasonable cost or obtain insurance coverage that will be adequate to satisfy any liability that may arise. If a successful product liability claim or series of claims is brought against us for uninsured liabilities or in excess of insured liabilities, our assets may not be sufficient to cover such claims and our business operations could be impaired.
Litigation costs and the outcome of litigation could have a material adverse effect on our business.
From time to time, we may be subject to litigation claims through the ordinary course of our business operations regarding, but not limited to, securities litigation, employment matters, security of patient and employee personal information, contractual relations with collaborators and licensors and intellectual property rights. Litigation to defend ourselves against claims by third parties, or to enforce any rights that we may have against third parties, could result in substantial costs and diversion of our resources, causing a material adverse effect on our business, financial condition, results of operations or cash flows.
Our business could be adversely affected by economic downturns, inflation, fluctuating interest rates, natural disasters, public health crises, political crises, geopolitical events, or other macroeconomic conditions, which could have a material and adverse effect on our results of operations and financial condition.
The global economy, including credit and financial markets, has experienced extreme volatility and disruptions, including, among other things, diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, supply chain shortages, increases in inflation rates, fluctuating interest rates, and uncertainty about economic stability. Adverse macroeconomic conditions, including inflation, slower growth or recession, new or increased tariffs imposed by the U.S. government and potential retaliatory measures by foreign governments and other barriers to trade, especially in light of recent comments and executive orders made by the Trump administration, changes to fiscal and monetary policy or government budget dynamics (particularly in the pharmaceutical and biotech areas), government shutdowns, tighter credit, higher interest rates, volatility in financial markets, high unemployment, labor availability constraints, currency fluctuations and other challenges in the global economy have in the past adversely affected, and may in the future adversely affect, we and our business partners and suppliers. For example, the COVID-19 pandemic resulted in widespread unemployment, economic slowdown and extreme volatility in the capital markets. In addition, the U.S. has imposed and taken action to pause, resume or adjust tariffs on imports from a number of countries. Since February 2025, the United States government has imposed various tariffs on imports from most countries, including tariffs on imports from China and South Korea. In September 2025, President Trump announced plans to impose 100% tariffs on imported branded or patented pharmaceuticals, unless the importing company is building U.S. manufacturing capacity. It is not yet clear whether these tariffs would apply to the importation of active pharmaceutical ingredients and possibly bulk drug products that are intended for use in clinical trials and not for commercial sale, which could increase the costs of materials for our clinical trials. There still remains substantial uncertainty about the duration of existing tariffs and whether additional tariffs may be imposed, modified or suspended. Historically, tariffs have led to increased trade and political tensions. In response to tariffs, other countries have implemented retaliatory tariffs on U.S. goods. Uncertainty and political tensions as a result of trade policies could reduce trade volume, investment, technological exchange and other economic activities between major international economies, resulting in a material adverse effect on global economic conditions and the stability of global financial markets. The Federal Reserve has raised interest rates multiple times in recent years in response to concerns about inflation and it may raise them again. High interest rates, coupled with reduced government spending and volatility in financial markets, may increase economic uncertainty and affect consumer spending. Similarly, the ongoing military conflict between Russia and Ukraine and in the Middle East and rising tensions with China have created extreme volatility in the global capital markets and may have further global economic consequences, including disruptions of the global supply chain. Any such volatility and disruptions may adversely affect our business or the third parties on whom we rely. If the equity and credit markets deteriorate, including as a result of political unrest or war, it may make any necessary debt or equity financing more costly, more dilutive, or more difficult to obtain in a timely manner or on favorable terms, if at all. Increased inflation rates can adversely affect us by increasing our costs, including labor and employee benefit costs.
We may in the future experience disruptions as a result of such macroeconomic conditions, including delays or difficulties in initiating or expanding clinical trials and manufacturing sufficient quantities of materials. Any one or a combination of these events could have a material and adverse effect on our results of operations and financial condition.
Risks Related to the Ownership of Our Common Stock
The market price of our Common Stock has been and is expected to continue to be volatile.
The market price of our Common Stock has been and is expected to continue to be subject to significant fluctuations. Some of the factors that may cause the market price of our Common Stock to fluctuate include:
•	results of clinical trials and preclinical studies of our product candidates, or those of our competitors or our existing or future collaborators;
•	failure to meet or exceed financial and development projections we may provide to the public;
•	failure to meet or exceed the financial and development projections of the investment community;
•	if we do not achieve the perceived benefits of our recent merger as rapidly or to the extent anticipated by financial or industry analysts;
•	announcements of significant acquisitions, strategic collaborations, joint ventures or capital commitments by us or our competitors;
•	actions taken by regulatory agencies with respect to our product candidates, clinical studies, manufacturing process or sales and marketing terms;
•	disputes or other developments relating to proprietary rights, including patents, litigation matters, and our ability to obtain patent protection for our technologies;
•	additions or departures of key personnel;
•	significant lawsuits, including patent or stockholder litigation;
•	if securities or industry analysts do not publish research or reports about our business, or if they issue adverse or misleading opinions regarding our business and stock;
•	changes in the market valuations of similar companies;
•	general market or macroeconomic conditions or market conditions in the pharmaceutical and biotechnology sectors;
•	sales of securities by us or our securityholders in the future;
•	if we fail to raise an adequate amount of capital to fund our operations or continued development of our product candidates;
•	trading volume of our Common Stock;
•	announcements by competitors of new commercial products, clinical progress or lack thereof, significant contracts, commercial relationships or capital commitments;
•	adverse publicity relating to precision medicine product candidates, including with respect to other products in such markets;

•	the introduction of technological innovations or new therapies that compete with our products and services; and
•	period-to-period fluctuations in our financial results.
Moreover, the stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies. These broad market fluctuations may also adversely affect the trading price of our Common Stock. In addition, a recession, depression or other sustained adverse market event could materially and adversely affect our business and the value of our Common Stock. In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted class action securities litigation against such companies. Furthermore, market volatility may lead to increased shareholder activism if we experience a market valuation that activists believe is not reflective of our intrinsic value. Activist campaigns that contest or conflict with our strategic direction or seek changes in the composition of our board of directors could have an adverse effect on our operating results, financial condition and cash flows.
We are governed by Delaware law and our Certificate of Incorporation and Bylaws, provisions of which have anti-takeover implications.
Provisions that are included in our Certificate of Incorporation and Bylaws may discourage, delay or prevent a merger, acquisition or other change in control of the Company that our stockholders may consider favorable, including transactions in which holders of Common Stock might otherwise receive a premium price for their shares. These provisions could also limit the price that investors might be willing to pay in the future for shares of our Common Stock, thereby depressing the market price of our Common Stock. In addition, because the Board of Directors is responsible for appointing our management team, these provisions may frustrate or prevent any attempts by our stockholders to replace or remove our current management by making it more difficult for our stockholders to replace members of the Board of Directors. Among other things, these provisions will:
•	continue the use of a classified board of directors such that not all members of our Board of Directors are elected at one time;
•	allow the authorized number of directors to be changed only by resolution of the Board of Directors;
•	limit the manner in which our stockholders can remove directors from the Board of Directors;
•	provide for advance notice requirements for nominations for election to the Board of Directors or for proposing matters that can be acted on at stockholder meetings
•	require that stockholder actions must be effected at a duly called stockholder meeting and prohibit actions by our stockholders by written consent;
•	limit who may call a special meeting of stockholders;
•
authorize the Board of Directors to issue preferred stock without stockholder approval, which could be used to institute a “poison pill” that would work to dilute the stock ownership of a potential hostile acquirer, effectively preventing acquisitions that have not been approved by the Board of Directors;

•	require the approval of the holders of at least 66 2∕3% of the voting rights to amend or repeal certain provisions of the Certificate of Incorporation or Bylaws; and
•
require the affirmative vote of not less than 66 2/3% of the outstanding shares of capital stock entitled to vote on the matter to amend or repeal the Bylaws if the Board of Directors does not recommend the same.

Moreover, we and our organizational documents are governed by Delaware law. Section 203 of the Delaware General Corporation Law (“DGCL”) contains provisions that may enable our Board of Directors to discourage, delay or prevent a change in our ownership or in our management. The business combinations with interested stockholders provisions of the DGCL, subject to certain exceptions, restrict our ability to engage in any business combination with an interested stockholder for a three year period following the time that this stockholder becomes an interested stockholder, unless (i) before the stockholder became an interested stockholder, our Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances, but not the outstanding voting stock owned by the interested stockholder; or (iii) at or after the time the stockholder became an interested stockholder, the business combination was approved by the Board of Directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder. For purposes of the foregoing provisions, “interested stockholder”, with certain exceptions is any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person at any time in the last three-year period.
Additionally, the Series B Certificate of Designation may delay or prevent a change in control of the Company. At any time while at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, (i) consummate (x) any Fundamental Transaction (as defined in the Series B Certificate of Designation) or (y) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which our stockholders immediately before such transaction do not hold at least a majority of our capital stock of immediately after such transaction, (ii) increase the size of the Board of Directors, (iii) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors, or (iv) retain or replace our registered independent public accounting firm, independent compensation consultant or corporate counsel.
If the Cayman Redomestication is approved, we expect to effect the Cayman Redomestication pursuant to the Plan of Conversion as set forth in the form attached as Annex B to this proxy statement, and, upon completion of the Cayman Redomestication, the rights of our stockholders will no longer be governed by the Certificate of Incorporation, Bylaws and the DGCL, and instead will be governed by the Cayman Articles, in the form attached as Annex C to this proxy statement, and the Cayman Islands Companies Act. See “Risks Related to the Cayman Redomestication—Currently, we are governed by Delaware law, our Certificate of Incorporation and Bylaws, but upon effectiveness of the Cayman Redomestication, if approved, we will be governed by Cayman Islands law and the Cayman Articles, provisions of which have anti-takeover implications.”
Because our Certificate of Incorporation and Bylaws limit the court in which you may bring an action against us, you may have difficulty obtaining a more favorable judicial forum or you may incur more expense enforcing any rights which you may claim as compared to another forum.
Our Certificate of Incorporation and our Bylaws provide that, to the extent permitted by law, any person who acquires equity in our company shall be deemed to have notice and consented to the forum selection provision of our bylaws, which require actions to be brought only in the Court of Chancery of the State of Delaware, which may inhibit or deter stockholders’ actions (i) brought in the name of our company or on our behalf; (ii) asserting a claim for breach of any fiduciary duty owed by any of our directors, officers, employees or agents to us or our stockholders; (iii) arising or asserting a claim arising pursuant to any provision of Delaware General Corporation Law or any provision of our Certificate of Incorporation or Bylaws; (iv) to interpret, apply, enforce or determine the validity of any provision of our Certificate of Incorporation or Bylaws; or (v) asserting a claim governed by the internal affairs doctrine. This exclusive forum provision may limit our stockholders’ ability to obtain what they believe to be a favorable judicial forum for disputes with us and our officers and directors. This provision does not apply to claims brought under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Any person or entity purchasing or otherwise acquiring any interest in any of our securities shall be deemed to have notice of and consented to this provision. These exclusive-forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum of its choosing for disputes with us or our directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers, and other employees. If a court were to find either exclusive-forum provision in our bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving the dispute in other jurisdictions, which could harm our results of operations.
We will incur additional costs and increased demands upon management as a result of complying with the laws and regulations affecting public companies.
We will incur significant legal, accounting and other expenses as a public company, including costs associated with public company reporting obligations under the Exchange Act. Our executive officers and other personnel need to devote substantial time to comply with public company reporting requirements and additional applicable laws and obligations. Any changes we make to comply with these obligations may not be sufficient to allow us to satisfy our obligations as a public company on a timely basis, or at all. These reporting requirements, rules and regulations, coupled with the increase in potential litigation exposure associated with being a public company, could also make it more difficult for us to attract and retain qualified persons to serve on the Board of Directors or on board committees or to serve as executive officers, or to obtain certain types of insurance, including directors’ and officers’ insurance, on acceptable terms.
Once we are no longer a smaller reporting company or otherwise no longer qualify for applicable exemptions, we will be subject to additional laws and regulations affecting public companies that will increase our costs and the demands on management and could harm our operating results and cash flows.
We are subject to the reporting requirements of the Exchange Act, which require, among other things, that we file with the SEC, annual, quarterly and current reports with respect to our business and financial condition as well as other disclosure and corporate governance requirements. However, as a “smaller reporting company,” as such term is defined in Rule 12b-2 under the Exchange Act, in at least the near term, we may take advantage of exemptions from disclosure requirements and reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. In addition, as a smaller reporting company with less than $100.0 million in annual revenue, we are not required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. Once we are no longer a smaller reporting company or otherwise no longer qualify for these exemptions, we will be required to comply with these additional legal and regulatory requirements applicable to public companies and will incur significant legal, accounting and other expenses to do so. If we are not able to comply with the requirements in a timely manner or at all, our financial condition or the market price of our Common Stock may be harmed. For example, if we or our independent auditor identifies deficiencies in our internal control over financial reporting that are deemed to be material weaknesses, we could face additional costs to remedy those deficiencies, the market price of our stock could decline or we could be subject to sanctions or investigations by the SEC or other regulatory authorities, which would require additional financial and management resources.
If we fail to maintain proper and effective internal controls, our ability to produce accurate financial statements on a timely basis could be impaired.
We are subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act and the rules and regulations of Nasdaq. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. We must perform system and process evaluation and testing of our internal control over financial reporting to allow management to report on the effectiveness of our internal controls over financial reporting in our Annual Report on Form 10-K filing for that year, as required by Section 404 of the Sarbanes-Oxley Act.
We may discover weaknesses in our system of internal financial and accounting controls and procedures that could result in a material misstatement of our financial statements. Our internal control over financial reporting will not prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud will be detected.
If we are not able to comply with the requirements of Section 404 of the Sarbanes-Oxley Act, or if we are unable to maintain proper and effective internal controls, we may not be able to produce timely and accurate financial statements. If that were to happen, the market price of our Common Stock could decline and we could be subject to sanctions or investigations by Nasdaq, the SEC or other regulatory authorities.
We do not anticipate that we will pay any cash dividends in the foreseeable future.
The current expectation is that we will retain our future earnings, if any, to fund the growth of our business as opposed to paying dividends. As a result, capital appreciation, if any, of our Common Stock will be the sole source of gain, if any, for our stockholders for the foreseeable future.
Future sales of shares by existing stockholders could cause our stock price to decline.
If existing securityholders sell, or indicate an intention to sell, substantial amounts of our Common Stock in the public market after legal restrictions on resale in connection with our recent merger lapse, the trading price of our

Common Stock could decline. In addition, shares of Common Stock that are subject to outstanding options will become eligible for sale in the public market to the extent permitted by the provisions of various vesting agreements and Rules 144 and 701 under the Securities Act. If these shares are sold, the trading price of our Common Stock could decline.
Our executive officers, directors and principal stockholders have the ability to control or significantly influence all matters submitted to our stockholders for approval.
Our executive officers, directors and principal stockholders, in the aggregate, beneficially own a significant portion of our outstanding shares of common stock (on a fully-diluted basis), subject to beneficial ownership limitations. As a result, if these stockholders were to choose to act together, they would be able to control or significantly influence all matters submitted to our stockholders for approval, as well as our management and affairs. For example, these stockholders, if they choose to act together, would control or significantly influence the election of directors and approval of any merger, consolidation or sale of all or substantially all of our assets. This concentration of voting power could delay or prevent an acquisition of us on terms that other stockholders may desire.
Conflicts of interest may arise between us and Paragon or us and Fairmount.
In connection with the Asset Acquisition, we assumed the rights and obligations of Damora under the Paragon Option Agreement. See the section titled “Paragon Option Agreement” for more information on the Paragon Option Agreement. Paragon and Paramora each beneficially own more than 5% of a class of our voting securities through their respective holdings of our Common Stock, although neither are expected to own more than 5% following the Conversion Approval. Fairmount beneficially owns more than 5% of Paragon, appointed Paragon’s board of directors, and has the contractual right to approve the appointment of any executive officers of Paragon. Paramora is an entity formed by Paragon as a vehicle to hold equity in Damora (and as a result of the Asset Acquisition, us) in order to share profits with certain employees of Paragon. Fairmount beneficially owns 19.99% of our Common Stock assuming conversion of the Series B Preferred Stock and Series C Preferred Stock into common stock (in each case, subject to beneficial ownership limitations and based on the number of shares of common stock outstanding as of December 1, 2025, and assuming no exercise of outstanding options). Three of our directors are affiliated with Fairmount (Peter Harwin, Christopher Cain, Ph.D., and Julianne Bruno) and were appointed in accordance with the Acquisition Agreement. The remaining four members of the Board of Directors, constituting a majority of the Board of Directors, are not affiliated with Fairmount or Paragon.
Our relationship with Paragon, Paramora, Fairmount and our non-employee directors may create, or may create the appearance of, conflicts of interest when we are faced with decisions that could have different implications for Paragon or Paramora than the decisions have for us. For example, such conflicts may arise in connection with the selection of additional targets, the exercise of options under the Paragon Option Agreement, the negotiation of the terms of any future license agreements, the allocation of resources and expenses, the enforcement or defense of intellectual property rights, the pursuit of strategic partnerships or transactions, or the resolution of any disputes that may arise between us and Paragon or Paramora. We expect that the decision to amend the Paragon Option Agreement or enter into any similar agreements or license agreements with Paragon will be subject to the approval of the Board of Directors. All directors of the Board of Directors owe fiduciary duties pursuant to Delaware law, and directors of the Board of Directors are expected to comply with their respective fiduciary duties under Delaware law relevant to related party transactions. If the Cayman Redomestication is effected, all directors of the Board of Directors will owe fiduciary duties pursuant to Cayman Islands law, and directors of the Board of Directors will be expected to comply with their respective fiduciary duties under Cayman Islands law relevant to related party transactions. See the section titled “Proposal No. 3—The Redomestication Proposal—Effects of the Cayman Redomestication—Comparison of Stockholder Rights under Delaware and Shareholder Rights under Cayman Islands Law—Fiduciary Duties and Business Judgment” beginning on page 118 of this proxy statement. We have previously adopted a related party transaction approval policy and our audit committee will be responsible for the review, consideration and approval or ratification of related party transactions.
Furthermore, because Paragon and Fairmount have interests in other biotechnology companies that may compete with us or pursue similar or complementary product candidates or technologies, they may have an incentive to favor or support such other companies over us. These potential conflicts of interest may make it more difficult for us to favorably advance our business interests and may adversely affect our competitive position, business, financial condition, results of operations and prospects.

If equity research analysts do not publish research or reports, or publish unfavorable research or reports, about us, our business or our market, then our stock price and trading volume could decline.
The trading market for our Common Stock is influenced by the research and reports that equity research analysts publish about us and our business. Equity research analysts may elect to not provide research coverage of our Common Stock, and such lack of research coverage may adversely affect the market price of our Common Stock. In addition, we do not have any control over the analysts or the content and opinions included in their reports. The price of our Common Stock could decline if one or more equity research analysts downgrade our stock or issue other unfavorable commentary or research. If one or more equity research analysts cease coverage of us or fail to publish reports on us regularly, demand for our Common Stock could decrease, which in turn could cause our stock price or trading volume to decline.
Our ability to use net operating loss (“NOL”) carryforwards and other tax attributes may be limited, including as a result of our recent merger.
We do not expect to become profitable in the near future and may never achieve profitability. As of December 31, 2024, we had federal and state NOL carryforwards and federal and state research and development credits that may be used to offset future taxable income. Under current law, our U.S. federal NOLs incurred in tax years beginning after December 31, 2017 may be carried forward indefinitely, but the deductibility of such net operating loss carryforwards is limited to 80% of taxable income. It is uncertain if and to what extent various states will conform to federal law. In addition, under Sections 382 and 383 of the Code, U.S. federal NOL carryforwards and other tax attributes may become subject to an annual limitation in the event of certain cumulative changes in ownership. An “ownership change” pursuant to Section 382 of the Code generally occurs if one or more stockholders or groups of stockholders who own at least 5% of a company’s stock increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Our ability to utilize our net operating loss carryforwards and other tax attributes to offset future taxable income or tax liabilities may be limited as a result of ownership changes, including, as discussed above, in connection with our recent merger or other transactions. Similar rules may apply under state tax laws. If we earn taxable income, such limitations could result in increased future income tax liability to us, and our future cash flows could be adversely affected.
The class structure of our capital stock may limit your ability to influence corporate matters and may limit your visibility with respect to certain transactions.
The class structure of our capital stock may limit your ability to influence corporate matters. Holders of Common Stock are entitled to one vote per share, while holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are not entitled to any votes. Nonetheless, each share of Series A Preferred Stock, and, following approval of the Conversion Proposal, each share of Series B Preferred Stock and Series C Preferred Stock, may be converted at any time into 1,000 shares of Common Stock at the option of the holder by providing written notice to us, subject to beneficial ownership limitations and the limitations provided for in our Certificate of Incorporation and the related certificates of designation. Consequently, if holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock exercise their option to make this conversion, this will have the effect of increasing the relative voting power of those prior holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, and correspondingly decreasing the voting power of the holders of Common Stock, which may limit your ability to influence corporate matters. On the third business day following approval of the Conversion Proposal, each share of Series C Preferred Stock will automatically convert into shares of Common Stock, subject to certain limitations,
Although Series B Preferred Stock does not have voting rights on proposals presented to our holders of common stock, at any time while at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, (i) consummate (x) any Fundamental Transaction (as defined in the Series B Certificate of Designation) or (y) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which our stockholders immediately before such transaction do not hold at least a majority of our capital stock immediately after such transaction, (ii) increase the size of the Board of Directors, (iii) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors, or (iv) retain or replace our registered independent public accounting firm, independent compensation consultant or corporate counsel.

Additionally, stockholders who hold, in the aggregate, more than 10% of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, but 10% or less of Common Stock, and are not otherwise an insider, may not be required to report changes in their ownership due to transactions in the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock pursuant to Section 16(a) of the Exchange Act, and may not be subject to the short-swing profit provisions of Section 16(b) of the Exchange Act.
Pursuant to the terms of the Acquisition Agreement, we are required to recommend that our stockholders approve the conversion of all outstanding shares of Series B Preferred Stock and Series C Preferred Stock into shares of Common Stock. We cannot guarantee that our stockholders will approve this matter, and if they fail to do so, we may be required to settle such shares in cash and our operations may be materially harmed.
Under the terms of the Securities Purchase Agreement, we agreed to use reasonable best efforts to call and hold a meeting of our stockholders to obtain the requisite approval for the conversion of all outstanding shares of Series B Preferred Stock and Series C Preferred Stock issued in the Transactions into shares of Common Stock, as required by the Nasdaq listing rules, as promptly as practicable after November 10, 2025 and in any event within 45 days from November 10, 2025, and, if such approval is not obtained at that meeting, to seek to obtain such approval at an annual stockholders’ meeting or, if the next annual meeting is not scheduled to occur within six months, at a special meeting to be held within six months, and at least once every six months thereafter until approval is obtained, which would be time consuming and costly. Additionally, if our stockholders do not timely approve the conversion of our Series B Preferred Stock and Series C Preferred Stock, then the holders of our Series B Preferred Stock and Series C Preferred Stock may be entitled to require us to settle their shares of Series B Preferred Stock and Series C Preferred Stock for cash at a price per share equal to the fair value of the Series B Preferred Stock and Series C Preferred Stock at such time, as described in our Series B Certificate of Designation and Series C Certificate of Designation relating to the Series B Preferred Stock and Series C Preferred Stock, respectively. If we are forced to settle a significant amount of the Series B Preferred Stock and Series C Preferred Stock, it could materially affect our results of operations, including raising a substantial doubt about our ability to continue as a going concern within one year from the date of this proxy statement.
Risks Related to Related to the Cayman Redomestication
Currently, we are governed by Delaware law, our Certificate of Incorporation and Bylaws, but upon effectiveness of the Cayman Redomestication, if approved, we will be governed by Cayman Islands law and the Cayman Articles, provisions of which may be considered to have anti-takeover implications.
Upon effectiveness of the Cayman Redomestication, if approved, our organizational documents will change and we and our organizational documents will be governed by Cayman Islands law rather than Delaware law. Provisions that will be included in the Cayman Articles may discourage, delay or prevent a merger, acquisition or other change in control of the Company that our shareholders may consider favorable, including transactions in which our ordinary shareholders might otherwise receive a premium price for their ordinary shares. These provisions could also limit the price that investors might be willing to pay in the future for our ordinary shares, thereby depressing the market price of our ordinary shares. In addition, because the Board of Directors will be responsible for appointing the members of our management team, these provisions may frustrate or prevent any attempts by our shareholders to replace or remove our current management by making it more difficult for our shareholders to replace members of the Board of Directors. Among other things, these provisions will:
•	continue the use of a classified board of directors such that not all members of the Board of Directors are elected at one time;
•	allow the authorized number of our directors to be changed only by resolution of the Board of Directors, subject to the terms of the Cayman Series B Certificate of Designation;
•	limit the manner in which our shareholders can remove directors from the Board of Directors;
•	provide for advance notice requirements for nominations for election to the Board of Directors or for proposing matters that can be acted on at shareholder meetings;
•	limit who may call a general meeting of shareholders;
•
authorize the Board of Directors to issue preferred shares without shareholder approval, which could be used to institute a “poison pill” that would work to dilute the share ownership of a potential hostile acquirer, effectively preventing acquisitions that have not been approved by the Board of Directors; and

•	require a special resolution to amend provisions of the Cayman Articles.
In addition, upon effectiveness of the Cayman Redomestication, the Cayman Series B Certificate of Designation relating to the Cayman Series B Preferred Shares (as defined below) may delay or prevent a change in control of the Company. At any time while at least 30% of the originally issued Cayman Series B Preferred Shares remain issued and outstanding, we may not (a) consummate (i) any Fundamental Transaction (as defined in the Cayman Series B Certificate of Designation) or (ii) any merger or consolidation of the Cayman Company or other business combination in which the holders of the Cayman Series B Preferred Shares of the Cayman Company immediately before such transaction do not hold at least a simple majority on an as-converted-to-Cayman Shares basis of the share capital of the Cayman Company immediately after such transaction, (b) increase the size of the Board of Directors, (c) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors or (d) retain or replace the Cayman Company’s registered independent accounting firm, independent compensation consultant or corporate counsel. This provision of the Cayman Series B Certificate of Designation may make it more difficult for us to enter into any of the aforementioned transactions, even potential change of control transactions that could offer a premium over the market value of the Company to the ordinary shareholders, as it would require the separate consent of the Board of Directors, acting together, or a simple majority of the issued and outstanding Cayman Series B Preferred Shares.
Because the Cayman Articles designate the courts of the Cayman Islands as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our shareholders, this could limit your ability to obtain a favorable judicial forum for disputes with our company or our company’s directors, officers or other employees.
The Cayman Articles will provide that unless we consent in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Cayman Articles or otherwise related in any way to each of our shareholder’s shareholding, including but not limited to (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of any fiduciary or other duty owed by any of our current or former director, officer or other employee to the us or our shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Companies Act or the Cayman Articles, or (iv) any action asserting a claim against us governed by the internal affairs doctrine (as such concept is recognized under the laws of the United States of America) and that each shareholder irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes. The forum selection provision in Cayman Articles will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States of America, the sole and exclusive forum for determination of such a claim.
The Cayman Articles will also provide that, without prejudice to any other rights or remedies that we may have, each of our shareholders acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly we shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.
This choice of forum provision may increase a shareholder’s cost and limit the shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees, which may discourage lawsuits against us and our directors, officers and other employees. Any person or entity purchasing or otherwise acquiring any of our shares or other securities, whether by transfer, sale, operation of law or otherwise, shall be deemed to have notice of and have irrevocably agreed and consented to these provisions. There is uncertainty as to whether a court would enforce such provisions, and the enforceability of similar choice of forum provisions in other companies’ memorandum and articles of association or other charter documents has been challenged in legal proceedings. It is possible that a court could find this type of provisions to be inapplicable or unenforceable, and if a court were to find this provision in the Cayman Articles to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving the dispute in other jurisdictions, which could have adverse effect on our business and financial performance.

DESCRIPTION OF BUSINESS
Company Overview
All references to “our product candidates,” “our programs” and “our pipeline” in this proxy statement include the research programs with respect to which we have the option to acquire intellectual property license rights to pursuant to that certain antibody discovery and option agreement by and among Damora, Paragon Therapeutics, Inc. (“Paragon”) and Paramora Holding LLC (“Paramora”), dated October 7, 2025 (the “Paragon Option Agreement”), which we assumed pursuant to the Asset Acquisition. As of the date of this proxy statement, we have exercised the option for DMR-001. We have not exercised the option for DMR-002 or DMR-003 or entered into a license agreement for DMR-001, DMR-002, or DMR-003. We expect to finalize the DMR-001 license agreement in the first quarter of 2026.
Company Overview
We are a biopharmaceutical company developing therapies for the treatment of hematological malignancies. In our recently announced Asset Acquisition, we bolstered our pipeline with the addition of three product candidates designed to treat MPNs, a group of related, chronic cancers of the bone marrow. Our lead product candidate, DMR-001, targets mutant forms of the calcium binding protein calreticulin (“CALR”) which are collectively known as mutCALR. We have the option to license exclusive worldwide development and commercialization rights to DMR-001 from Paragon pursuant to the Paragon Option Agreement. We intend to develop DMR-001 for the treatment of essential thrombocythemia (“ET”), an MPN associated with the overproduction of platelets, and myelofibrosis (“MF”), an MPN involving the overproliferation of blood cells in the bone marrow. In contrast to marketed therapies for ET, DMR-001 is designed to selectively target cells that express mutCALR while avoiding the adverse effects associated with non-specific cytoreductive drugs. We believe that the potential combination of increased clinical activity and improved pharmacokinetics of DMR-001 positions it as a potential best-in-class therapy for ET, MF and other mutCALR-related diseases. In addition to two other mutCALR-targeting product candidates, DMR-002 and DMR-003, for which we also have the option to license exclusive worldwide development and commercialization rights from Paragon pursuant to the Paragon Option Agreement, our portfolio includes GB3226, a small molecule inhibitor of ENL-YEATS and FLT3 for the treatment of acute myeloid leukemia (“AML”). Based on our preclinical results, we believe that GB3226 has the potential to treat a broad portion of the AML patient population, including those patients who have high-risk genetic mutations. We intend to initiate clinical development of DMR-001, DMR-002 and GB3226 in 2026, and DMR-003 in 2027. Pursuant to the Paragon Option Agreement, we have engaged Paragon to execute a mutually agreed research plan for DMR-001, DMR-002, and DMR-003 aimed at producing potential product candidates to be licensed for further development, manufacture and commercialization by us. The research plan activities performed by Paragon for us primarily include preclinical studies and are overseen by a joint development committee comprised of our employees and employees of Paragon.
MPNs are caused by excessive proliferation of myeloid cells. In some patients, including ET patients, MPNs are considered chronic diseases that lead to significant decreases in quality of life, but are not associated with increased mortality. MPNs also include MF, which is associated with poor prognosis and increased mortality. One feature that makes MPNs attractive indications for drug development is that mutations in just a small number of genes are responsible for a significant percentage of cases, which enables the opportunity to develop targeted therapies. Our ultimate goal is to develop a portfolio of targeted mutation-directed candidates to address the full spectrum of MPN disease.
DMR-001 is a monoclonal antibody that targets mutations in CALR, including the two major forms referred to as Type 1 and Type 2 mutCALR. CALR mutations are the drivers of about a quarter of all cases of ET, a disease with a prevalence in the United States of about 140,000 patients. ET is characterized by excessive production of platelets, leading to symptoms that range from tingling or burning in the hands and feet to headache, visual problems, weakness, dizziness and vascular problems such as heart attacks and stroke. Approximately 17% of ET patients progress to MF, a disease with a prevalence in the United States of about 20,000 patients. CALR mutations are also the driver of about 35% of all cases of MF. MF is characterized by scarring of the bone marrow, which interferes with the body’s ability to produce healthy blood cells.
The primary goal in the treatment of ET is to lower platelet counts. Current treatments, including drugs such as hydroxyurea and anagrelide, are not designed to be selective for platelets affected by mutCALR. DMR-001 is designed to specifically block proliferation of platelets containing mutCALR, without impairing normal platelets and other types of blood cells. Third-party Phase 1 data from INCA033989, an antibody therapy in development by Incyte Corporation (“Incyte”), demonstrated clinical proof-of-concept for the potential of targeting mutCALR with an antibody therapy. In this Phase 1 trial, INCA033989 treatment led to a rapid and sustained reduction of mutCALR platelets and no reported cases of thrombocytopenia.
We believe that DMR-001 has the potential to become a best-in-class anti-mutCALR therapy due to two differentiating features compared to marketed therapies and therapies in development, including INCA033989. First, our preclinical studies demonstrated that DMR-001 is a more potent inhibitor of mutCALR-dependent cell proliferation compared to a reference mutCALR targeted monoclonal antibody. This is especially relevant with regard to patients with Type 2 mutCALR, which represent about a third of mutCALR patients. Whereas Type 1 mutations are characterized by a deletion of 52 base pairs in the gene for CALR, Type 2 mutations have an insertion of 5 base pairs. Our preclinical assays demonstrated that DMR-001 has approximately ten-fold higher potency on Type 2 mutCALR than a reference mutCALR antibody with the same mechanism of action as INCA033989. Second, DMR-001 was engineered to have an increased half-life in circulation through the incorporation of sequence modifications that have previously been shown to improve pharmacokinetics in humans. Our preclinical data generated in non-human primates (“NHPs”), confirmed the improved half-life of DMR-001 compared to a reference antibody.
The expected combination of increased clinical activity and longer half-life is predicted to enable the delivery of sufficient amounts of DMR-001 via subcutaneous injection to match and potentially exceed the reported efficacy of the highest dose of INCA033989 that was intravenously administered in Incyte’s Phase 1 trial. We believe such a subcutaneous formulation is critically important for the treatment of ET patients because it provides a more convenient dosing option for such patients, some of whom have a life expectancy of at least 35 years after diagnosis and thus require long-term treatment. We intend to file an Investigational New Drug application (“IND”), or equivalent, for DMR-001 in mid-2026 and begin a Phase 1 trial in ET and MF patients with a subcutaneous formulation thereafter, subject to regulatory approval.
In addition, we are developing DMR-002 and DMR-003, both anti-mutCALR-based therapies, with the intent to ultimately address the full spectrum of mutCALR MPN patients. We intend to file an IND or Clinical Trial Notification, or equivalent, for DMR-002 in the second half of 2026 and for DMR-003 in 2027.
GB3226 is a small molecule product candidate which we intend to develop to treat AML, a highly aggressive leukemia. Firstline therapy for AML typically involves cytotoxic chemotherapy, a treatment regimen that has tolerability issues and that especially older patients cannot tolerate. These patients and those in whom the disease is not otherwise controlled are treated with a number of targeted therapies that address specific genetic alterations that lead to AML. Unfortunately, these therapies fail to result in long-term disease suppression in the majority of patients.
We believe that GB3226 can overcome some of these limitations through its ability to simultaneously inhibit two targets that are key drivers of AML. The first of these is ENL YEATS, a transcription regulator that is implicated in AML pathogenesis through genetic alterations. The second is FLT3, a clinically validated target. We believe that GB3226 has the potential to limit the ability of AML cells to develop resistance by requiring changes in two independent pathways. The superior anti-tumor activity of GB3226 compared to approved AML therapies has been demonstrated preclinically. We intend to file an IND for GB3226 in AML patients in the first quarter of 2026.

Our Pipeline
The following table summarizes our product candidates and programs and their current stage of development.

| Program | MoA | Stage | | | Next Milestone |
|---|---|---|---|---|---|
| | | Discovery | IND-enabling | Clinical | |
| **DMR-001** | **Anti-mutCALR mAb**<br>*(Fc-null, half-life extended)* | | | | Two POC readouts, expected mid-2027 |
| **DMR-002** | **mutCALR-targeted MoA**<br>*(Undisclosed)* | | | | IND or CTA expected 2H26 |
| **DMR-003** | **Anti-mutCALR x CD3 bsAb**<br>*(T-cell engager)* | | | | IND or CTA expected 2027 |
| **GB3226** | **ENL-YEATS and FLT3** | | | | IND expected 1Q26 |

Our Strategy
Our goal is to develop potential best-in-class therapies to treat a range of hematologic malignancies, including AML and MPNs such as ET and MF. Our strategy to achieve this is as follows:
•
Initiate clinical development of DMR-001. Our preclinical results have shown that DMR-001 has improved potency and pharmacokinetics compared to a reference antibody with the same mechanism of action as INCA033989, a molecule for which impressive Phase 1 clinical results in the treatment of ET and initial data in MF have been reported. We plan to file an IND or equivalent for DMR-001 for the treatment of ET and MF patients in mid-2026 and begin a Phase 1 trial in ET and MF patients with a subcutaneous formulation thereafter, subject to regulatory approval.

•
Invest early in preparation for late-stage development of DMR-001. Although DMR-001 is not the first anti-mutCALR antibody to enter the clinic, we believe that it has the potential to be best-in-class. We intend to be in a position to execute additional clinical trials for DMR-001 in response to both the results that we generate and to those of our competitors, with the intent of minimizing unnecessary delays.

•
Advance DMR-002 and DMR-003 into clinical development. We are developing mutCALR targeted therapies that are designed to be even more potent than DMR-001 with the goal of addressing the full spectrum of mutCALR-driven MPNs. We anticipate filing an IND or equivalent for DMR-002 in the second half of 2026 and for DMR-003 in 2027.

•
Initiate clinical development of GB3226. We believe that the dual action of GB3226 provides an opportunity to demonstrate improved and more durable anti-tumor activity than current therapies. We intend to file an IND for GB3226 in patients with AML in the first quarter of 2026.

MPNs – a spectrum of diseases with high unmet medical need
MPNs are a group of rare blood cancers in which excess red blood cells, white blood cells or platelets are produced in the bone marrow. The three most common MPNs are MF, ET, and polycythemia vera (“PV”). Common symptoms of MPNs include fatigue, itching, weight loss, night sweats, fever, difficulty breathing, abdominal swelling and discomfort due to spleen enlargement, bruising and stroke, all of which can be devastating and debilitating. Patients with ET and PV can progress to MF, and all MPN patients have a risk that their cancer progresses into AML, a hematological malignancy with a five-year survival rate of 33%.
MPNs generally arise from mutations in the blood-forming stem cells of the bone marrow. The most commonly mutated genes observed in MPNs are Janus-associated kinase 2 (“JAK2”), CALR, and myeloproliferative leukemia virus oncogene (“MPL”). These mutations lead to constitutive or always-on activation of signaling pathways that, when over-activated, drive the aberrant production of blood cells.
DMR-001, a product candidate designed to treat mutCALR-driven MPNs
DMR-001 is a monoclonal antibody that targets mutCALR, a mutant protein that is believed to be a critical driver of approximately 25% of ET cases and 35% of MF cases. Third-party phase 1 clinical data for INCA033989, an anti-mutCALR antibody, demonstrated that direct targeting of mutCALR can lead to rapid and sustained reduction in excess platelets, the key pathology in ET. DMR-001 is designed to improve on the clinical activity and pharmacokinetics of INCA033989, which we believe will provide the opportunity to capture a sizable portion of the mutCALR ET market. We anticipate filing an IND, or equivalent, for DMR-001 in mid-2026 and initiating a Phase 1 trial in ET and MF patients with a subcutaneous formulation thereafter, subject to regulatory approval.
ET background
ET, an MPN with excessive platelet production, is associated with an increased risk of thrombosis and bleeding. The annual incidence of ET in the United States is 1.5/100,000 persons. The prevalence in the United States is approximately 140,000 patients.
Excessive levels of platelets in ET are associated with increased risk of serious conditions such as arterial thrombosis, venous thrombosis and hemorrhagic complications. In addition, patients with ET can experience symptoms that include tingling or burning in the hands and feet, headache, visual problems, weakness and dizziness. These symptoms and others result from excessive numbers of platelets causing blockages in small or large blood vessels in different parts of the body that can reduce patients’ quality of life. More serious potential complications include an increased risk of blood clots, causing heart attacks and strokes, as well as an increase in the risk of hemorrhage that rises with the platelet count. The median age at diagnosis of ET is 59 years. ET is considered a chronic disease in most patients with a median overall survival that exceeds 35 years in those diagnosed at 40 years or younger. A significant fraction of ET patients, progress to more aggressive cancers, including 17% who develop MF and 3% who develop AML.

Approximately 90% of individuals with ET have genetic variants that upregulate the JAK-STAT signaling pathway, including JAK2, CALR or MPL, which encodes the thrombopoietin (“TPO”) receptor.

Figure 1. Mutations that drive JAK/STAT signaling, including those in JAK2, CALR and MPL are the primary causes of ET
The main treatment objective for patients with ET is to lower platelet levels to the normal range. About 30% to 40% of ET patients are classified as lower-risk patients who have elevated platelet counts without a history of clotting events. These patients are often treated with aspirin alone. The remaining ET patients carry a higher risk of clotting and bleeding. These patients are generally treated with hydroxyurea, which is not approved for the treatment of ET in the United States. Hydroxyurea does not alter the underlying disease process and, as a result, disease progression may continue in some patients. Long-term use of hydroxyurea is also associated with the development of mucosal ulcers, actinic keratosis and an increased risk of skin cancer. Anagrelide, an inhibitor of the maturation of megakaryocytes to platelets, is approved to treat ET but is associated with cardiotoxicity. Although 59% of ET patients have mutations in JAK2, inhibitors of JAK kinase, such as ruxolitinib, are not routinely used. Ruxolitinib is not approved to treat ET, as it failed to improve response rates and is associated with a number of toxicities that are barriers to widespread use. Interferon has also been reported to reduce platelet counts in ET patients in a small number of clinical trials, but it has not been approved for this indication.
MF disease overview
MF is a MPN characterized by abnormal myeloid cell proliferation leading to inflammation and a fibrotic response in the bone marrow. This results in bone marrow scarring, splenomegaly, elevated cytokine levels, and marrow dysfunction. Symptoms include fatigue, easy bruising and bleeding, night sweats and fever. At the time of diagnosis, 35% to 54% of patients with MF have anemia. Within a year of diagnosis, 60% of patients develop anemia and 46% of all patients require treatment with red blood transfusions. Anemia is the disease feature most consistently associated with poor prognosis in MF. Up to 20% of MF patients will ultimately develop AML.

Because the median age of MF diagnosis is around 65 years, disease-associated complications are often compounded by concurring medical conditions such as diabetes, hypertension, atherosclerotic or pulmonary disease, and obesity. Patients with intermediate-risk disease have a median overall survival of about five years which decreases to two years in those with high-risk disease. Common fatal complications include transformation into AML, thrombohemorrhagic events, organ failure, and infections. The prevalence of MF in the United States is estimated at 20,000 patients.

## **Myelofibrosis (MF)** leads to poor survival and significant risk of leukemia, yet SOC largely addresses symptoms

Survival (%)
100
80
60
40
20
0
0
5
10
15
Time since start of SOC (years)
Low-risk
Intermediate-risk
High-risk

Figure 2. Median overall survival for patients with MF
Current treatments for MF
The only current curative treatment for MF is allogeneic hematopoietic stem cell transplantation (“HSCT”); however, this procedure has both significant morbidity and a high mortality rate. Because many patients diagnosed with MF are elderly and have other comorbidities, only a minority are eligible for this treatment. In other patients, inhibitors of cell proliferation are used such as JAK kinase inhibitors or chemotherapy agents. These therapies, however, increase the risk of anemia, reduce platelet counts causing increased risk of bleeding and bruising, and reduce white blood cell counts, a condition known as neutropenia, resulting in increased risk of serious infections.
Management of anemia can be one of the most challenging aspects of treating patients with MF. In patients with mild anemia, erythropoiesis stimulating agents, are used to stimulate red blood cell formation. Other patients are treated with steroids, including danazol, which lead to increases in hemoglobin (“Hb”), levels with a mean response time of five months in 30% of patients. Patients with more serious anemia are treated with blood transfusions, but over time, repeated transfusions lead to the development of iron overload, alloantibodies, and other toxicities.
We believe there remains a substantial unmet need for new therapies that can reduce disease symptoms and slow progression for MF patients.

Potential of targeting mutCALR
We believe that mutCALR is a highly desirable target in oncology given its clear role as a disease driver. CALR normally functions as a calcium-binding chaperone that is active in three areas: intracellularly, on the cell surface, and extracellularly. However, in patients who have deleterious mutations, the gene for CALR is mutated so that the DNA transcription machinery does not stick to the normal reading frame. This so-called frameshift occurs in the protein-coding region of the gene and it results in the synthesis of mutCALR proteins that contain an amino acid sequence at the C-terminal end of the protein that is not present in normal CALR. In response to this additional sequence, these mutCALR proteins begin to drive abnormal cell proliferation by gaining the ability to bind to and stimulate signaling through a receptor known as the TPO receptor. TPO activation, in turn, activates the JAK/STAT pathway, a well-known pathway leading to cell proliferation. It is this JAK/STAT pathway activation which, in turn, drives the unhealthy proliferation of myeloid cells.

Figure 3. mutCALR leads to TPO-independent activation of JAK/STAT signaling

The majority of CALR mutations associated with ET are classified as Type 1 mutations (52 bp deletion) or Type 2 mutations (5 bp insertion) depending on the size and location of the frameshift causing genetic changes. Both Type 1 and Type 2 mutations result in a novel, shared mutant C-terminal domain.

Figure 4. Two types of mutCALR account for 85% of CALR mutations in ET
In addition to the critical role of mutCALR in stimulating cell proliferation, several other factors make mutCALR an especially attractive drug target. First, the frameshift mutations that create mutCALR lead to the expression of a protein domain that is not present in wild-type (“WT”) CALR, thereby providing an opportunity to specifically target mutCALR and avoid potential consequences of binding to CALR on healthy cells. Second, due to the deletion of the ER-localization signal that occurs when mutated, mutCALR localizes to the cell surface while WT CALR does not. Third, the pathology of mutCALR appears to be limited to its ability to activate the TPO receptor which is primarily expressed on platelets and hematopoietic progenitor cells that give rise to platelets, providing the ability to selectively and specifically target the root cause of the pathological cell proliferation. Fourth, mutations in CALR are mutually exclusive with other driver mutations, providing an opportunity to block oncogenic signaling through selective mutCALR inhibition with less potential for resistance.
A recent third-party advancement in the treatment of ET
In June 2025, Incyte announced results from two Phase 1 clinical trials of INCA033989 which included ET patients resistant or intolerant to prior cytoreductive therapy. Incyte reported that intravenous doses of INCA033989 led to a rapid and sustained reduction in platelets. Furthermore, biweekly doses greater than 400 mg were associated with a trend towards improved responses.
INCA033989 was well tolerated with no dose-limiting toxicities in this trial. There was only one discontinuation out of 49 patients treated due to a treatment-emergent adverse event.
Single cell sequencing in clinical responders showed that INCA033989 reduced the percentage of cells carrying mutCALR including early blood-forming cells and cells in the myeloid-lineage. At the same time, there was a clear increase in cells expressing normal CALR, suggesting that the treatment supports the return of normal blood production. Bone marrow biopsies further confirmed these effects and demonstrated fewer megakaryocytes expressing mutCALR protein and a notable increase in megakaryocytes not expressing mutCALR protein. Together, these findings demonstrated that INCA033989 led to a rapid decrease in platelets as well as a trend towards normalization of healthy hematopoiesis. Further, deep reductions in the frequency of mutCALR alleles, also known as variant allele frequency (“VAF”), were reported at the higher doses tested, with 47% and 21% of evaluated patients achieving greater than 20% and greater than 50% VAF reductions, respectively. These findings are consistent with our belief that an anti-mutCALR antibody has the potential to trigger a rapid hematologic response and to result in long-term disease modification.
Results reported from the Phase 1 trials of INCA033989 showed an overall response rate of 83%, however the response to treatment was lower in patients with Type 2 mutCALR compared to those with Type 1 mutations. We believe that these results demonstrate both the clinical potential of anti-mutCALR therapy in ET and the need for more potent therapies against Type 2 mutations, which represent a third of mutCALR patients.
Our solution, DMR-001
DMR-001 is an anti-mutCALR monoclonal antibody designed to improve the ability to treat all patients that have either Type 1 or Type 2 mutCALR. DMR-001 is engineered to have improved potency against both Type 1 and Type 2 mutCALR, which we believe will provide the potential to treat patients with both classes of mutations at lower doses than may be required using INCA033989. Furthermore, DMR-001 contains modifications that are known to increase the half-life of antibodies in circulation. We believe that the increased potency and associated improvements in the half-life of DMR-001 will enable infrequent subcutaneous dosing and result in more convenience for patients compared to treatment with INCA033989, which is currently dosed by intravenous infusion every two weeks.
In our preclinical studies, DMR-001 demonstrated approximately three-fold greater inhibition of cell proliferation of a cell line that is dependent on Type 1 mutCALR than a reference mutCALR antibody with the same mechanism of action as INCA033989. In this in vitro assay, the proliferation of Ba/F3 cells was engineered to be dependent on Type 1 mutCALR and the TPO receptor. At 72 hours, DMR-001 led to more potent inhibition of proliferation than the reference antibody.

Figure 5. DMR-001 was more potent than a reference mutCALR antibody in a Type 1 mutCALR-dependent cell assay

In a similar assay in which the Ba/F3 cells were engineered to be dependent on a Type 2 mutCALR, DMR-001 had an approximately ten-fold greater inhibition of cell proliferation than the reference antibody.

Figure 6. DMR-001 was more potent than a reference mutCALR antibody in a Type 2 mutCALR-dependent cell assay
High-molecular-weight biologics, such as antibodies, are routinely dosed via intravenous or subcutaneous administration. Subcutaneous administration has certain advantages in that patients can be dosed either during a clinic visit or via self-administered dosing at home, e.g., with an auto-injector, instead of receiving an hours-long intravenous administration in a hospital or infusion center. Subcutaneous administration is not only more convenient and desirable to patients, it also reduces the burden on healthcare facilities by lowering the cost of administration and increasing the number of patients who can be treated in a given time. The ability to administer treatment by subcutaneous injection is especially important for the treatment of chronic diseases, such as ET, for which patients may require treatment over years or even decades.

DMR-001 has been engineered to have an extended half-life based on specific modifications that have been shown to extend the half-life of antibodies by three- to four-fold in other third-party therapies. In our preclinical studies, DMR-001 had a five-fold longer half-life in NHPs compared to a reference mutCALR antibody that lacked these modifications. We believe that the extended half-life observed in NHPs with DMR-001 has the potential to carry over into clinical development, as the half-life of other antibodies in NHPs, including those engineered to have extended half-lives, has been shown to correlate with that observed in humans.

**~5x longer half-life** achieved for DMR-001 versus reference mutCALR mAb in NHPs

DMR-001
Reference mutCALR mAb
Serum Concentration (µg/mL)
1000
100
10
1
0.1
0
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Days Post-Infusion

Figure 7. DMR-001 had a five-fold longer half-life in non-human primates than a reference mutCALR antibody
We believe that the potential combination of the increased potency of DMR-001 combined with its longer half-life provides the opportunity to gain a competitive advantage to existing anti-mutCALR antibodies in development, such as INCA033989. We believe the combination of these enhancements provides the opportunity for low doses of DMR-001 to be administered subcutaneously using an autoinjector and for DMR-001 potentially to be administered less frequently than INCA033989.
To estimate the potential impact of the increased potency and the improved half-life of DMR-001, we modeled the pharmacokinetics of DMR-001 and compared that to the maximum dose of 2500 mg INCA033989 that was tested and led to clinical responses in Incyte’s Phase 1 trials. We believe that it is feasible for subcutaneous doses administered approximately every four weeks or less frequently to deliver sufficient DMR-001 to match what is known as the Ctrough, the lowest concentration of drug substance before administration of the subsequent dose, of 2500 mg of INCA033989 when INCA033989 is delivered intravenously biweekly. We note that this analysis is based on an improvement in activity against Type 2 mutCALR for DMR-001 of only two-fold, which is substantially lower than the ten-fold improvement that we observed in our in vitro experiments.
We believe that the increased potency and improved pharmacokinetics of DMR-001 as well as the anticipated subcutaneous doses have the potential for DMR-001 to match doses of INCA033989 that have demonstrated meaningful clinical results in ET in third party clinical trials. We believe that the improved properties of DMR-001 may provide the opportunity to not only simplify dosing, but also to increase the response rates in ET patients with Type 2 mutCALR mutations.

## Dose required to match INCA'989 2500mg IV Q2W on $C_{trough}$ would enable Q4W+ SC dosing for DMR-001

SC dose required to match 2500mg IV Q2W benchmark (mg)
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DMR-001
F asible SC dose
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Figure 8. Pharmacologic modeling suggests that subcutaneous doses of DMR-001 can match the clinical activity of the highest dose of INCA033989 tested in the clinic
We anticipate filing an IND, or equivalent, in mid-2026 and initiating a Phase 1 trial of a subcutaneous formulation in ET and MF patients thereafter, subject to regulatory approval.
DMR-002 and DMR-003
Although ET is a chronic disease that typically requires lifelong management, about 17% of patients with mutCALR ET progress to MF, a life-threatening condition. In addition, primary MF can occur, where patients are newly diagnosed with MF without any contributing progression from ET. Primary MF has an incidence in the United States of 3,700 to 3,900 new patients per year. Third-party clinical data of INCA033989 demonstrated promising activity as a monotherapy and as a combination therapy in reducing anemia and spleen volume, as well as improving symptoms in mutCALR MF patients. We anticipate that some MF patients with mutCALR may also respond to DMR-001 treatment.
In addition, we are developing two additional anti-mutCALR product candidates: DMR-002 and DMR-003, a bispecific CD3 x anti-mutCALR T cell engager. We plan to disclose specifics about both of these product candidates as they advance into formal clinical development. We anticipate filing an IND, or equivalent, for DMR-002 in the second half of 2026 and for DMR-003 in 2027.
GB3226 for the treatment of AML
GB3226 is a dual inhibitor of two drivers of AML progression: ENL YEATS and FLT3. GB3226 has been shown to have potent anti-tumor activity in animal models. We plan to submit an IND to evaluate GB3226 in AML in the first quarter of 2026.
AML disease background
AML is a hematologic malignancy characterized by excessive proliferation of myeloid stem cells and their failure to properly differentiate into mature blood cells. AML is the second most common subtype of leukemia in adults. There are an estimated 22,000 new diagnoses of AML each year in the United States. AML is generally a disease of older people, with more than 60% of diagnosed patients older than 60 years. The average five-year survival rate for patients with AML is 32.9%, but there are significant differences in prognosis depending on several factors including the age of the patient at diagnosis and the genetic driver of disease.
The recommended treatment for AML for patients younger than 60 years and for older patients who can tolerate intensive chemotherapy is a regimen referred to as 7+3. Patients undergoing this regimen are dosed continuously for seven days with cytarabine along with short infusions of daunorubicin on days one through three. This is a very toxic and taxing treatment. Patients who cannot tolerate this therapy can be treated with a combination of venetoclax, marketed as Venclexta® by AbbVie Inc., and chemotoxins such as azacytidine, decitabine, or low-dose cytarabine. A subset of patients can be treated with one of several targeted therapies approved for the treatment of AML: enasidenib for patients with mutations in IDH2, marketed as Idhifa® by Bristol Myers Squibb Company and Servier Pharmaceuticals (“Servier”); ivosidenib for patients with mutations in IDH1, marketed as Tibsovo® by Servier; revumenib for patients with KMT2A rearrangements or NPM1m, marketed as Revuforj® by Syndax Pharmaceuticals Inc.; ziftomenib for patients with NPM1m, marketed as Komzifti® by Kura Oncology, Inc. and Kyowa Kirin Co., Ltd.; and a series of drugs approved for patients with genetic alterations in FLT3 including gilteritinib, marketed as Xospata® by Astellas Pharma Inc., and quizartinib, marketed as Vanflyta® by Daiichi Sankyo, Inc.
Neither intensive chemotherapy nor targeted therapies are curative in most patients. The primary goal of these therapies is to induce disease remission, allowing the patient to undergo a potentially curative HSCT.
Despite these advances, for patients who do achieve remission, five-year survival is only 30% to 40% because the majority of patients relapse. Patients in the elderly population have a far worse prognosis with a five-year survival rate of less than 10%. There remains a significant need for safe, durable and broadly effective AML treatments.
The global AML therapy market is estimated at over $3 billion currently and is projected to grow significantly to over $6 billion by 2030 driven by sales of existing and new targeted agents.
Therapeutic potential of inhibitors of ENL YEATS and FLT3 in AML
Epigenetics is a central mechanism of gene regulation. Whereas DNA code holds the instructions for making RNA and protein, epigenetics controls which sections of the DNA are read in specific cells. Points of epigenetic intervention include the so-called histones, the backbone proteins that DNA is wrapped around in the nucleus, as well as regulatory proteins such as transcription factors. Intervening at the level of transcription factors or histones can bring powerful control to cell proliferation. The chromatin reader eleven–nineteen leukemia (“ENL”) protein, acts as a transcription factor, binding to acetylated histone through a protein domain called the YEATS domain.
The human genome encodes four YEATS domain-containing proteins: ENL, AF9, GAS41 and YEATS2. These proteins have been found in nuclear complexes with a variety of molecular functions spanning chromatin remodeling, histone modification and transcription, and they have been increasingly implicated in various cancers. In leukemia, ENL and its paralog, AF9, are frequently fused with the mixed lineage leukemia protein, MLL1, also known as KMT2A, as a result of chromosomal translocations. Once bound to acetylated histones, ENL can stabilize transcription machinery on target genes, leading to increased gene expression and the growth of leukemia cells. Deletion of ENL or disruption of its binding to acetylated histones has been shown to decrease leukemia burden and increase survival in mouse models of leukemia. By contrast, loss of ENL has minimal effects on the survival of normal hemopoietic stem cells in culture.
Another drug target found in leukemias, Fms-like tyrosine kinase 3 (“FLT3”), is a receptor tyrosine kinase that plays a role in early hematopoiesis. Upon binding to the FLT3 ligand, FLT3 receptors activate and dimerize, leading to conformational change, cellular proliferation, and inhibition of apoptosis and differentiation. Activating mutations in FLT3 are found in approximately 30% of AML patients, representing the most frequent genetic alteration in the disease. Small molecule inhibitors of FLT3 have been approved by the FDA, but their impact is limited due to the development of resistance mutations and poor tolerability that limits their potential as a combination partner in earlier line settings.

Our solution, GB3226
GB3226 is a small molecule that inhibits both ENL YEATS and FLT3. We believe that the combination of these two mechanisms in one molecule provides an advantage over other therapeutic approaches to treat AML. We anticipate that the rapid anti-tumor activity of FLT3 will be complemented by the long-term anti-tumor activity offered by ENL YEATS inhibition. In addition, we believe that simultaneously inhibiting both pathways will reduce the likelihood that resistance to GB3226 will arise through single point mutations in either target.
In our mouse xenograft model using human MV4-11 leukemia cells, treatment with doses as low as 25 mg/kg twice daily (“BID”), led to reductions in tumor size. Tumors were no longer measurable after seven days of treatment with 50 mg/kg BID or higher GB3226 with reductions sustained after dosing ended. Treatment with GB3226 led to a dose-dependent reduction in key genetic drivers of leukemogenesis and maintenance such as HOXA9 and MEIS1.

# GB3226 inhibits tumor growth and reduces critical biomarkers in mouse model

- Potent inhibitor of tumor growth
- Reduction of critical biomarkers indicate suppression of leukemic stem cell development in the bone marrow
- FLT3 promotes rapid onset, ENL-YEATS promotes duration of response

## Tumor Volume Reduction

Vehicle
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100 mg/kg, BID
Tumor Volume (mm³)
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20
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Mice were dosed for 8 days

## Biomarker Suppression

HOXA9
MEIS1
Average Fold Change
1.5
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0.5
0.0
Vehicle
25 mg/kg, BID
50 mg/kg, BID
100 mg/kg, BID

MV4;11 mouse model. Biomarker expression at Day 14.

Figure 9. GB3226 had anti-tumor activity in an MV-4-11 xenograft model

Treatment with GB3226 led to significant improvements in survival in a separate MV4-11 mouse model compared to existing therapies approved to treat AML. In this model treatment with GB3226 led to significant improvement in survival compared to gilteritinib, a small molecule FLT3 inhibitor, and SNDX-5613, a third-party menin inhibitor now known as revumenib.

# GB3226 vs. comparators in survival

**GB3226 observed to be statistically superior to Gilteritinib and SNDX-5613 in prolonging survival**

GB3226 / Gilteritinib
100
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0
Probability of Survival
P < 0.0001*
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Vehicle
Gilteritinib 30 mg/kg QD
1420 50 mg/kg BID

GB3226 / SNDX-5613
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P < 0.0001*
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1420 50 mg/kg BID

Disseminating MV4;11 mouse model of AML.
* Log-rank (Mantel-Cox) test
Gehan-Breslow-Wilcoxon test

Figure 10. Treatment with GB3226 led to statistically significant improvements in survival in a MV-4-11 model compared to gilteritinib and revumenib
No statistically significant changes in QTc prolongation in dogs have been observed with GB3226 at a dose of 100 mg/kg. Changes in QTc are common side effects of some kinase inhibitors such as FLT3 inhibitors as well as with revumenib. We intend to file an IND for GB3226 with the FDA in the first quarter of 2026. The proposed Phase 1 trial is designed as an open-label, dose-escalation and expansion trial to evaluate the safety, tolerability, pharmacokinetics and preliminary efficacy of GB3226, as well as biomarker analyses, including MYC, MEIS1, HOXA9 and FLT3 to further characterize the therapeutic potential of GB3226 in adults with relapsed or refractory AML.
We anticipate that an ENL-YEATS and FLT3 inhibitor such as GB3226 may have the potential to address a broad portion of the AML patient population, including those patients with high-risk genetic mutations. Our preclinical models have demonstrated that GB3226 is active against AML driven by rearrangement of mixed lineage leukemia-1 gene (“KMT2A”), mutation of nucleophosmin-1 gene (“NPM1”) and FLT3-driven AML. We believe that GB3226 is also well-positioned to address the menin-resistant population within AML. Acute leukemias driven by KMT2A or NPM1, require the chromatin adapter protein menin, encoded by the MEN1 gene, to sustain aberrant leukemogenic gene expression programs. Somatic mutations in MEN1 have been identified in patients with acquired resistance to menin inhibition. Consistent with the genetic data in patients, inhibitor-menin interface mutations represent a conserved mechanism of therapeutic resistance in xenograft models and in an unbiased base-editor screen. These mutants attenuate drug-target binding by generating structural perturbations that impact small-molecule binding but not the interaction with the natural ligand MLL1 and prevent inhibitor-induced eviction of menin and MLL1 from chromatin. Inhibition of ENL and the subsequent decrease of target gene expression occurs independent of presence of menin and is not negatively impacted by MEN1 mutations, which suggests that this therapeutic resistance could potentially be addressed by GB3226.

Our Team and Investors
On November 10, 2025, we announced the completion of the Asset Acquisition with the focus on advancing a pipeline of next-generation antibodies targeting mutCALR with respect to which we have the option to acquire intellectual property license rights pursuant to the Paragon Option Agreement. The antibodies subject to the Paragon Option Agreement were discovered and developed by Paragon, a biotechnology company applying cutting-edge science and technology to shape the next generation of novel best-in-class complex biologics for major medical needs. Paragon’s scientific founders’ discoveries have also led to the creation of five other successful, publicly traded biotechnology companies.
Concurrent with the closing of the Asset Acquisition, we completed a $285 million private placement of our Series C Preferred Stock with a syndicate of healthcare investors led by Fairmount Funds Management LLC, with participation from Viking Global Investors, Venrock Healthcare Capital Partners, Commodore Capital, Janus Henderson Investors, Wellington Management, RA Capital Management, TCGX, Forbion, BB Biotech, Blackstone Multi-Asset Investing, Perceptive Advisors, Vestal Point Capital, Balyasny Asset Management, Andreessen Horowitz (a16z Bio + Health), and a leading life sciences investment firm.
We have a strong management team, board of directors and group of employees with diverse backgrounds and significant experience in developing novel treatments for patients at biopharmaceutical companies such as CRISPR Therapeutics, Cogent Biosciences, Jade Biosciences, Oruka Therapeutics, Apogee Therapeutics, Spyre Therapeutics, Ultragenyx, Roche/Genentech, Arena Pharmaceuticals, Maxygen, Spring Bank and Bridge Medicines. Together, our team has a proven track record in the discovery, development, and commercialization of numerous approved therapeutics.
Corporation Information
We were founded as Galecto Biotech AB, a Swedish company, in 2011 and incorporated in Delaware as Galecto, Inc. in October 2019. On November 10, 2025, we completed the Asset Acquisition, pursuant to which we assumed the rights and obligations of Damora under the Paragon Option Agreement, and all of Damora’s outstanding equity interests were exchanged based on a fixed exchange ratio of 1 to 1.6366 for consideration from Galecto of 265,309 shares of Common Stock, 16,366 shares of Series B Preferred Stock (or 16,366,000 shares on an as-converted-to-Common Stock basis), and 4,241 shares of Series C Preferred Stock (or 4,241,000 shares on an as-converted-to-Common Stock basis), in addition to the assumption of outstanding and unexercised stock options to purchase 434,508 shares of Common Stock from the Damora 2025 Equity Incentive Plan. In addition, in October 2024, we acquired the global rights to Bridge Medicines LLC’s (“Bridge Medicines”) GB3226 (formerly BRM-1420) program, a novel dual ENL-YEATS and FMS-like tyrosine kinase 3 (“FLT3”) inhibitor for multiple genetic subsets of AML, and assumed certain of Bridge Medicines’ liabilities associated with the acquired assets. Our principal executive offices are located at Ole Maaloes Vej 3s, DK-2200 Copenhagen N, Denmark and 75 State Street, Suite 100, Boston, MA 02109, and our telephone number is (+45) 70 70 52 10.
Our Relationship with Fairmount, Paragon and Paramora
In connection with the Asset Acquisition, we assumed the rights and obligations of Damora under the Paragon Option Agreement. Paragon and Paramora each beneficially own more than 5% of a class of our voting securities through their respective holdings of our Common Stock, although neither are expected to own more than 5% following the Conversion Approval. Fairmount beneficially owns more than 5% of Paragon, appointed Paragon’s board of directors, and has the contractual right to approve the appointment of any executive officers of Paragon. Paramora is an entity formed by Paragon as a vehicle to hold equity in Damora (and as a result of the Asset Acquisition, us) in order to share profits with certain employees of Paragon and will not perform any substantive role under the Paragon Option Agreement other than to receive warrants expected to be granted to Paramora under the Paragon Option Agreement. Three of our directors are affiliated with Fairmount (Peter Harwin, Christopher Cain, Ph.D., and Julianne Bruno) and were appointed in accordance with the Acquisition Agreement. We consider Paragon, Paramora, and Fairmount to be related parties. See the section titled “Paragon Option Agreement” below for more information on the Paragon Option Agreement.

Paragon Option Agreement
On October 7, 2025, Damora entered into the Paragon Option Agreement with Paragon and Paramora. In connection with the Asset Acquisition, we assumed the rights and obligations of Damora under the Paragon Option Agreement. Under the terms of the Paragon Option Agreement, Paragon agreed to perform certain research activities to discover, generate, identify, and characterize one or more antibody candidates directed to certain mutually agreed therapeutic targets of interest (each, a “Research Program”). The Paragon Option Agreement includes mutCALR as the selected target for DMR-001 and DMR-002, and mutCALR and CD3 as the selected targets for DMR-003. From time to time, we may choose to add additional targets to the Paragon Option Agreement by mutual agreement with Paragon and Paramora.
The Paragon Option Agreement requires us, Paragon, and Paramora to develop a research plan for each target that includes design, modeling, synthesis, evaluation, and other mutually agreed activities (each, a “Research Plan”), which activities primarily include performing preclinical studies. Paragon will perform the activities set forth in each Research Plan on the timelines set forth in such Research Plan and in compliance with a mutually agreed budget. Each Research Program will be overseen and coordinated by a joint development committee consisting of two of our employees and two employees from Paragon, with us and Paragon each having one vote with respect to decisions of the committee. When Paragon and Paramora have produced an antibody against a selected target, and upon the completion of each Research Program, Paragon and Paramora will deliver to us a data package that includes sequence information for all then-existing antibodies and information directed to such target. We, Paragon, and Paramora have developed a Research Plan for each of DMR-001, DMR-002, and DMR-003 consistent with the foregoing, and Paragon and Paramora have delivered an antibody against mutCALR with respect to DMR-001 in accordance with the applicable Research Plan.
Under the Paragon Option Agreement, we have an option (an “Option”), on a Research Program-by-Research Program basis, to enter into a separate agreement with Paragon consistent with a set of pre-negotiated terms (a “License Agreement”). Each License Agreement will include (a) an exclusive, worldwide license to all of Paragon’s right, title, and interest in and to the intellectual property resulting from the applicable Research Program to develop, manufacture, and commercialize the antibodies and products directed to the selected target(s), and (b), for DMR-001 and DMR-002, a non-exclusive, worldwide license to all of Paragon’s right, title, and interest in and to the intellectual property resulting from the applicable monospecific Research Program to develop, manufacture, and commercialize multispecific antibodies and products directed to the selected target(s). Additionally, each License Agreement under the Paragon Option Agreement will include a non-exclusive, worldwide license to certain patents controlled by Paragon or its affiliates that (i) include a claim that expressly recites the sequence of the monospecific or bispecific antibody, as applicable, or the derived antibodies applicable to the Research Program, and (ii) are necessary to develop, manufacture or commercialize the monospecific or bispecific antibody, as applicable, or the derived antibodies applicable to the Research Program, but exclude any patents owned or otherwise controlled by Paragon or its affiliates that cover (x) that antigen-binding portion of any antibody or moiety that is directed to a target other than the target(s) of the Research Program (e.g., a second binder in a multispecific antibody), (y) any portion of any multispecific antibody other than an antibody directed to the target(s) of the Research Program, and (z) the composition of matter of, or any method of specifically making or using, a multispecific antibody directed to targets other than the target(s) of the Research Program that is developed, manufactured, commercialized or otherwise exploited by Paragon or its affiliate or sublicensee (other than us and our affiliates and sublicensees). The Option with respect to each Research Program is exercisable at our sole discretion at any time during the period beginning on the initiation of activities under the associated Research Program and ending a specified number of days following the delivery of the data package from Paragon related to the results of the Research Program (an “Option Period”). There is no payment due upon exercise of an Option pursuant to the Paragon Option Agreement. Activities under a Research Plan may continue past the exercise of an Option or entry into a License Agreement. We have exercised our Option with respect to DMR-001 and are negotiating the related License Agreement, but our Options with respect to DMR-002 and DMR-003 currently remain unexercised.
Upon exercise of an Option with respect to a Research Program, the parties are obligated to use reasonable efforts to finalize and execute a License Agreement within 90 days. Under the terms of a License Agreement, we expect that we will have sole authority over and control of the development, regulatory approval, manufacturing and commercialization of such in-licensed intellectual property worldwide. In addition, we expect to have sole authority over and control of the application for and issuance of all regulatory approvals related to such in-licensed intellectual property. Prior to entry into a License Agreement, Paragon is responsible for the prosecution, defense, maintenance and enforcement of patents related to the Research Program. Following entry into a License Agreement, we expect to control prosecution, defense, maintenance and enforcement of patents in-licensed under such License Agreement. However, there is no assurance that we will successfully negotiate future License Agreements with Paragon or that the terms will not differ from those described in this proxy statement.
Unless terminated earlier, the Paragon Option Agreement shall continue in force on a Research Program-by-Research Program basis until the later of: (i) the end of the Option Period for such Research Program, as applicable, if such Option is not exercised by us; (ii) if we exercise our Option with respect to a Research Program, but the parties are unable to finalize and execute a License Agreement within 90 days, the expiration of such 90-day period (subject to any mutually agreed extension of such period); and (iii) the expiration of the applicable Research Term (as defined under the applicable Paragon Option Agreement). We may terminate any Paragon Option Agreement or any Research Program at any time for any or no reason upon 30 days’ prior written notice to Paragon; provided, that we must pay certain unpaid fees due to Paragon upon such termination, as well as any non-cancellable obligations reasonably incurred by Paragon in connection with its activities under any terminated Research Program. Paragon may terminate any Paragon Option Agreement or any Research Program immediately upon written notice to us if, as a result of any action or failure to act by us or our affiliates, such Research Program or all material activities under the applicable Research Plan are suspended, discontinued or otherwise delayed for a period of four consecutive months. Each party has the right to terminate the Paragon Option Agreement or any Research Program upon (i) 30 days’ prior written notice of the other party’s material breach that remains uncured for the 30-day period and (ii) the other party’s bankruptcy.
Upon signing of the Paragon Option Agreement, Damora became obligated to reimburse Paragon $10.6 million for research and development costs related to DMR-001, DMR-002, and DMR-003, other general and administrative costs incurred by Paragon though September 30, 2025, and certain additional development costs incurred between October 1, 2025 and October 7, 2025 (the “Pre-Development Costs”). The Pre-Development Costs reflect the actual historical costs incurred by Paragon, including a 20% mark-up on certain direct costs to approximate the indirect costs incurred by Paragon from inception of the programs to the entry into the Paragon Option Agreement. Such direct costs incurred by Paragon were related to development activities. Paragon’s cash flows related to DMR-001, DMR-002, and DMR-003 are operating cash flows.
We are also required to pay Paragon for certain development fees and costs on a Research Program-by-Research Program basis. Under the Paragon Option Agreement, we are required to pay Paragon a one-time, non-refundable research initiation fee within 30 days following finalization of a Research Plan in the amount of $1.25 million for each of DMR-001, DMR-002, and DMR-003. The Research Plans for each of DMR-001, DMR-002, and DMR-003 were completed in December 2025, and we expect to pay the related fees in January 2026. Under the Paragon Option Agreement, on a Research Program-by-Research Program basis, we are required to make one-time non-refundable milestone payments to Paragon of up to a total of $22.0 million for each of DMR-001, DMR-002, and DMR-003 upon the achievement of certain clinical development and regulatory milestones. We recognized research and development expense of $1.5 million related to the milestone payment due to Paragon in connection with the achievement of a development candidate for DMR-001 in December 2025. As of the date of this proxy statement, we have not paid Paragon the DMR-001 development candidate milestone payment.
Upon exercise of the Option with respect to a Research Program, the parties are obligated to use reasonable efforts to finalize and execute a License Agreement within 30 days. Any License Agreement entered into with respect to a given Research Program shall contain the same milestone payment obligations as the applicable Paragon Option Agreement, provided that any milestone set in such Paragon Option Agreement that has not yet been achieved and is duplicated in such License Agreement shall no longer be achievable and payable under the terms of such Paragon Option Agreement and shall only be achievable under the terms of the License Agreement. For the avoidance of doubt, if a milestone is achieved and paid by us pursuant to a Paragon Option Agreement for a certain Research Program, then there shall be no milestone payment due for the achievement of such milestone under a subsequently executed License Agreement for such Research Program. Further, under a License Agreement, we would also be required to make royalty payments to Paragon in the low single-digit percentage range based on net sales of products, subject to certain reductions. The royalty term will terminate on a product-by-product and country-by-country basis upon the later of the expiration of the last-to-expire valid claim within the relevant patent rights or the twelfth anniversary of the first commercial sale of such product in such country.
Additionally, as part of the Paragon Option Agreement, on each of December 31, 2025 and December 31, 2026, we will grant Paramora warrants to purchase a number of shares equal to 1.00% of our outstanding capital stock as of the date of the grant on a fully-diluted basis, with an exercise price equal to the fair market value of the underlying shares of our Common Stock on each respective grant date. If the Research Term with respect to all Research Programs ends prior to the end of a calendar year, the warrant grant for such calendar year shall be pro-rated.
As of the closing of the Asset Acquisition, Damora had incurred total expenses of $15.2 million under the Paragon Option Agreement since its inception. No payments were made by Damora to Paragon prior to the closing of the Asset Acquisition. Through November 30, 2025, we have recognized $16.4 million of expense pursuant to the Paragon Option Agreement, of which $15.6 million is research and development expense and $0.8 million is general and administrative expense. Of the research and development expense, $5.1 million related to DMR-001, $1.5 million related to DMR-002, $1.3 million related to DMR-003, and $7.7 million was for shared program costs supporting all three programs. Through November 30, 2025, we have paid Paragon an aggregate of $10.6 million, including $2.5 million related to DMR-001, $0.7 million related to DMR-002, $0.7 million related to DMR-003, and $6.7 million related to shared program costs supporting all three programs.
Intellectual Property
Overview
We strive to protect the proprietary programs and technologies that we believe are important to our business, including seeking and maintaining patent protection intended to cover the composition of matter of our programs, our methods of use and manufacture, and other inventions.
Paragon has filed provisional patent applications directed to antibodies that bind to mutCALR, including applications covering composition of matter, pharmaceutical formulations, and methods of using such antibodies. A provisional patent application is an application filed in the USPTO for the purpose of securing an early date of priority for the applicant’s invention. The provisional application must include a written description of what the inventor has discovered, along with a drawing of the invention, but need not include patent claims, statements concerning or disclosing the prior art, or certain other formalities. A provisional patent application allows for an effective filing date to be established with regard to an invention, but once a provisional patent application is filed, either a corresponding non-provisional patent application or a petition to convert the provisional patent application into a non-provisional patent application must be filed within 12 months or such effective filing date will be lost.
The maximum term of a U.S. patent, excluding extensions and adjustments, begins on the effective filing date of the first non-provisional application claiming the patented invention and ending 20 years from that date. In essence, a provisional patent application provides a patent applicant two principal advantages over filing a non-provisional application. First, it allows the applicant to secure an earlier priority date for its invention than that of an equivalent non-provisional application—up to one year earlier than the filing date of a related non-provisional application. Second, since the term of a patent runs from the effective filing date of the first non-provisional application but does not begin upon filing a provisional application, filing a provisional application provides the applicant an additional year’s time to refine that invention before filing a related non-provisional application without surrendering the earlier priority date. Securing an earlier priority date both ensures that later inventors cannot obtain a patent to the same invention and provides protection against certain arguments that developments in the field arising after the priority date should prevent or invalidate the applicant’s invention.
If the non-provisional patent applications filed for DMR-001 result in issued patents, such patents are expected to expire in 2046, without taking potential patent term adjustment or patent term extension into consideration. If we or Paragon timely file non-provisional patent applications in the United States and in countries outside of the United States with regard to Paragon’s DMR-002-related provisional patent applications and these non-provisional patent applications result in issued patents, such patents are expected to expire in 2046, without taking potential patent term adjustment or patent term extension into consideration.
In addition, as part of the agreement with Bridge Medicines, we assumed an in-license from Rockefeller University of a patent portfolio directed to a series of selective inhibitors of ENL/AF9 YEATS. As of December 1, 2025, the in-licensed portfolio includes 18 pending U.S. and foreign applications and one allowed Chinese application, covering compositions of matter for various N-linked compounds and methods of treatment using such compositions. If the in-licensed applications were to issue as one or more patents, these patents would expire in 2040. We also own two additional patent families relating to claims covering compositions of matter for various C-linked inhibitors of ENL/AF9 YEATS and various inhibitors of ENL/AF9 YEATS and FLT3, combinations with various therapeutic agents, methods of treatment, and methods of administration. As of December 1, 2025, these two families collectively include two pending U.S. patent applications and multiple pending foreign counterpart patent applications. If the applications were to issue as one or more patents, these patents would expire in 2042. We currently, and expect that we will continue to, file for patents in the United States with counterparts in major market countries in Europe and other key markets in the rest of the world.
Other IP Rights
In addition to patents, we rely upon unpatented trade secrets, know-how and continuing technological innovation to develop and maintain our competitive position. However, trade secrets and know-how can be difficult to protect. We seek to protect our proprietary information, in part by executing confidentiality agreements with our collaborators and scientific advisors, and non-competition, non-solicitation, confidentiality and invention assignment agreements with our employees and consultants. We have also executed agreements requiring assignment of inventions with selected scientific advisors and collaborators. The confidentiality agreements we enter into are designed to protect our proprietary information and the agreements or clauses requiring assignment of inventions to us are designed to grant us ownership of technologies that are developed through our relationship with the respective counterparty. We cannot guarantee, however, that we have executed such agreements with all applicable counterparties, that such agreements will not be breached, or that these agreements will afford us adequate protection of our intellectual property and proprietary rights. For more information, please see the section titled “Risk Factors—Risks Related to Our Intellectual Property” in this proxy statement.
Commercial
Should any of our product candidates be approved for commercialization, we intend to develop a plan to commercialize them in the United States and other key markets, through internal infrastructure and/or external partnerships in a manner that will enable us to realize the full commercial value of our programs. Given our stage of development, we have not yet established a commercial organization or distribution capabilities.
Manufacturing
We do not own or operate, and currently have no plans to establish, any manufacturing facilities. All of our preclinical and clinical drug supply development, manufacturing, storage, distribution and testing are outsourced to third-party manufacturers and facilities. Our manufacturing strategy enables us to more efficiently direct financial resources to the research, development and commercialization of programs rather than diverting resources to internally develop and maintain manufacturing facilities. As our programs advance through development, we expect to enter into longer-term commercial supply agreements with key suppliers and manufacturers to fulfill and secure our supply needs.
Competition
We expect to face intense competition from other biopharmaceutical companies that are developing agents for the treatment of mutCALR-driven MPNs, including ET and MF. If approved for the treatment of patients with mutCALR-driven MPNs, our portfolio of products would compete with hydroxyurea, which is not approved for the treatment of ET in the United States, anagrelide, ruxolitinib, and interferon, which has not been approved for ET, and well as ruxolitnib, momelotinib, pacritinib and fedratinib in MF.
We are aware of several companies with product candidates in development for the treatment of patients with mutCALR-driven MPNs, including Incyte’s INCA033989 and INCA035784, Janssen Pharmaceuticals, Inc.’s JNJ-88549968, Meiji Seika Pharma’s mutCALR TCE, Prelude Therapeutics, LLC’s mCALR CDK9d DAC, Alethio Therapeutics’ AT-02, PharmaEssentia Corporation’s ropeginterferon alfa-2b, Merck & Co., Inc’s bomedemstat, Novartis AG’s pelabresib, Geron Corporation’s imetelstat, and Kartos Therapeutics, Inc.’s navtemadlin.
In addition, there are a number of large biotechnology and biopharmaceutical companies that are currently pursuing the development of products for the treatment of the biological processes that drive certain cancers. Companies that we are aware of targeting the treatment of AML include large companies with significant financial resources, such as Kyowa Kirin Co., Ltd., Syndax Pharmaceuticals, Inc., Crescent Biopharma, Inc. and Actinium Pharmaceuticals, Inc.

Government Regulation
The FDA and other regulatory authorities at federal, state and local levels, as well as in foreign countries, extensively regulate, among other things, the research, development, testing, manufacture, quality control, import, export, safety, effectiveness, labeling, packaging, storage, distribution, record keeping, approval, advertising, promotion, marketing, post-approval monitoring and post-approval reporting of biologics such as those we are developing. We, along with our third-party contractors, will be required to navigate the various preclinical, clinical and commercial approval requirements of the governing regulatory authorities of the countries in which we conduct studies or seek approval or licensure of our product candidates. Generally, before a new therapeutic product can be marketed, considerable data demonstrating a biological product candidate’s quality, safety, purity and potency, must be obtained, organized into a format specific for each regulatory authority, submitted for review and approved by the regulatory authority. For biological product candidates, potency is similar to efficacy and is interpreted to mean the specific ability or capacity of the product, as indicated by appropriate laboratory tests or by adequately controlled clinical data obtained through the administration of the product in the manner intended, to effect a given result.
U.S. Biologics Regulation
In the United States, biological products (or “biologics”) are subject to regulation under the Federal Food, Drug, and Cosmetic Act (“FDCA”), the Public Health Service Act (“PHSA”) and other federal, state, local, and foreign statutes and regulations. The process of obtaining regulatory approvals and the subsequent compliance with appropriate federal, state, and local statutes and regulations requires the expenditure of substantial time and financial resources. Failure to comply with the applicable U.S. requirements at any time during the product development process, approval process or following approval may subject an applicant to administrative action and judicial sanctions. The process required by the FDA before biologic product candidates may be marketed in the United States generally involves the following:
•	completion of preclinical laboratory tests and animal studies performed in accordance with the FDA’s current Good Laboratory Practices (“GLP”) regulations;
•	submission to the FDA of an IND, which must become effective before clinical trials may begin and must be updated annually or when significant changes are made;
•	approval by an independent institutional review board (“IRB”), or ethics committee at each clinical site before the trial is commenced;
•	manufacture of the proposed biologic candidate in accordance with cGMPs;
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performance of adequate and well-controlled human clinical trials in accordance with GCP requirements to establish the safety, purity and potency of the proposed biologic product candidate for its intended purpose;

•	preparation of and submission to the FDA of a biologics license application (“BLA”), after completion of all pivotal clinical trials;
•	a determination by the FDA within 60 days of its receipt of a BLA to file the application for review;
•	satisfactory completion of an FDA Advisory Committee review, if applicable;
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satisfactory completion of an FDA pre-approval inspection of the manufacturing facility or facilities at which the proposed product is produced to assess compliance with cGMPs, and to assure that the facilities, methods and controls are adequate to preserve the biological product’s continued safety, purity and potency, and of selected clinical investigation sites to assess compliance with GCPs; and

•	FDA review and approval of a BLA to permit commercial marketing of the product for particular indications for use in the United States.
Preclinical and Clinical Development
Prior to beginning any clinical trial with a product candidate in the United States, we must submit an IND to the FDA. An IND is a request for authorization from the FDA to administer an investigational new drug product to humans. The central focus of an IND submission is on the general investigational plan and the protocol or protocols for preclinical studies and clinical trials. The IND also includes results of animal and in vitro studies assessing the toxicology, pharmacokinetics, pharmacology and pharmacodynamic characteristics of the product, chemistry, manufacturing and controls information, and any available human data or literature to support the use of the investigational product. An IND must become effective before human clinical trials may begin. The IND automatically becomes effective 30 days after receipt by the FDA, unless the FDA, within the 30-day period, raises safety concerns or questions about the proposed clinical trial. In such a case, the IND may be placed on partial or full clinical hold and the IND sponsor, and the FDA must resolve any outstanding concerns or questions before the clinical trial can begin. Submission of an IND therefore may or may not result in FDA authorization to begin a clinical trial.
Clinical trials involve the administration of the investigational product to human subjects under the supervision of qualified investigators in accordance with GCPs, which include the requirement that all research subjects provide their informed consent for their participation in any clinical trial. Clinical trials are conducted under protocols detailing, among other things, the objectives of the trial, the parameters to be used in monitoring safety and the effectiveness criteria to be evaluated. A separate submission to the existing IND must be made for each successive clinical trial conducted during product development and for any subsequent protocol amendments. Furthermore, an independent IRB representing each site proposing to conduct the clinical trial must review and approve the plan for any clinical trial and its informed consent form before the clinical trial begins at that site, and must monitor the trial until completed. Regulatory authorities, the IRB or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the subjects are being exposed to an unacceptable health risk or that the trial is unlikely to meet its stated objectives. Some studies also include oversight by an independent group of qualified experts organized by the clinical trial sponsor, known as a data safety monitoring board, which provides authorization for whether or not a trial may move forward at designated check points based on access to certain data from the trial and may halt the clinical trial if it determines that there is an unacceptable safety risk for subjects or other grounds, such as no demonstration of efficacy. There are also requirements governing the reporting of ongoing preclinical studies and clinical trials and clinical trial results to public registries.
For purposes of BLA approval, human clinical trials are typically conducted in three sequential phases that may overlap.
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Phase 1.  The investigational product is initially introduced into healthy human subjects or patients with the target disease or condition. These studies are designed to test the safety, dosage tolerance, absorption, metabolism and distribution of the investigational product in humans, the side effects associated with increasing doses, and, if possible, to gain early evidence on effectiveness.

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Phase 2.  The investigational product is administered to a limited patient population with a specified disease or condition to evaluate the preliminary efficacy, optimal dosages and dosing schedule and to identify possible adverse side effects and safety risks. Multiple Phase 2 clinical trials may be conducted to obtain information prior to beginning larger and more expensive Phase 3 clinical trials.

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Phase 3.  The investigational product is administered to an expanded patient population to further evaluate dosage, to provide statistically significant evidence of clinical efficacy and to further test for safety, generally at multiple geographically dispersed clinical trial sites. These clinical trials are intended to establish the overall risk/benefit ratio of the investigational product and to provide an adequate basis for product approval.

In some cases, the FDA may require, or companies may voluntarily pursue, additional clinical trials after a product is approved to gain more information about the product. These so-called Phase 4 studies may be made a condition to approval of the BLA. Concurrent with clinical trials, companies may complete additional animal studies and develop additional information about the biological characteristics of the product candidate, and must finalize a process for manufacturing the product in commercial quantities in accordance with cGMP requirements. The manufacturing process must be capable of consistently producing quality batches of the product candidate and, among other things, must develop methods for testing the identity, strength, quality and purity of the final product, or for biologics, the safety, purity and potency. Additionally, appropriate packaging must be selected and tested, and stability studies must be conducted to demonstrate that the product candidate does not undergo unacceptable deterioration over its shelf life.
A sponsor may choose, but is not required, to conduct a foreign clinical trial under an IND. When a foreign clinical trial is conducted under an IND, all IND requirements must be met unless waived. When the foreign clinical trial is not conducted under an IND, the sponsor must ensure that the trial complies with certain FDA regulatory requirements in order to use the trial as support for an IND or application for marketing approval or licensure, including that the trial was conducted in accordance with GCP, including review and approval by an independent ethics committee and use of proper procedures for obtaining informed consent from subjects, and the FDA is able to validate the data from the trial through an onsite inspection if the FDA deems such inspection necessary. The GCP requirements encompass both ethical and data integrity standards for clinical studies.
BLA Submission and Review
Assuming successful completion of all required testing in accordance with all applicable regulatory requirements, the results of product development, nonclinical studies and clinical trials are submitted to the FDA as part of a BLA requesting approval to market the product for one or more indications. The BLA must include all relevant data available from pertinent preclinical studies and clinical trials, including negative or ambiguous results as well as positive findings, together with detailed information relating to the product’s chemistry, manufacturing, controls, and proposed labeling, among other things. Data can come from company-sponsored clinical studies intended to test the safety and effectiveness of the product, or from a number of alternative sources, including studies initiated and sponsored by investigators. The submission of a BLA requires payment of a substantial application user fee to the FDA, unless a waiver or exemption applies.
Within 60 days following submission of the application, the FDA reviews a BLA submitted to determine if it is substantially complete before the agency accepts it for filing. The FDA may refuse to file any BLA that it deems incomplete or not properly reviewable at the time of submission and may request additional information. In this event, the BLA must be resubmitted with the additional information. Once a BLA has been accepted for filing, the FDA’s goal is to review standard applications within 10 months after the filing date, or, if the application qualifies for priority review, six months after the FDA accepts the application for filing. In both standard and priority reviews, the review process may also be extended by FDA requests for additional information or clarification. The FDA reviews a BLA to determine, among other things, whether a product is safe, pure and potent and the facility in which it is manufactured, processed, packed or held meets standards designed to assure the product’s continued safety, purity and potency. The FDA may convene an advisory committee to provide clinical insight on application review questions. The FDA is not bound by the recommendations of an advisory committee, but it considers such recommendations carefully when making decisions.
Before approving a BLA, the FDA will typically inspect the facility or facilities where the product is manufactured. The FDA will not approve an application unless it determines that the manufacturing processes and facilities are in compliance with cGMP requirements and adequate to assure consistent production of the product within required specifications. Additionally, before approving a BLA, the FDA will typically inspect one or more clinical sites to assure compliance with GCPs. If the FDA determines that the application, manufacturing process or manufacturing facilities are not acceptable, it will outline the deficiencies in the submission and often will request additional testing or information. Notwithstanding the submission of any requested additional information, the FDA ultimately may decide that the application does not satisfy the regulatory criteria for approval.
After the FDA evaluates a BLA and conducts inspections of manufacturing facilities where the investigational product and/or its drug substance will be produced, the FDA may issue an approval letter or a Complete Response letter. An approval letter authorizes commercial marketing of the product with specific prescribing information for specific indications. A Complete Response letter will describe all of the deficiencies that the FDA has identified in the BLA, except that where the FDA determines that the data supporting the application are inadequate to support approval, the FDA may issue the Complete Response letter without first conducting required inspections, testing submitted product lots and/or reviewing proposed labeling. In issuing the Complete Response letter, the FDA may recommend actions that the applicant might take to place the BLA in condition for approval, including requests for additional information or clarification. The FDA may delay or refuse approval of a BLA if applicable regulatory criteria are not satisfied, require additional testing or information and/or require post-marketing testing and surveillance to monitor safety or efficacy of a product.
If regulatory approval of a product is granted, such approval will be granted for particular indications and may entail limitations on the indicated uses for which such product may be marketed. For example, the FDA may approve the BLA with a risk evaluation and mitigation strategy (“REMS”) to ensure the benefits of the product outweigh its risks. A REMS is a safety strategy to manage a known or potential serious risk associated with a product and to enable patients to have continued access to such medicines by managing their safe use, and could include medication guides, physician communication plans, or elements to assure safe use, such as restricted distribution methods, patient registries and other risk minimization tools. The FDA also may condition approval on, among other things, changes to proposed labeling or the development of adequate controls and specifications. Once approved, the FDA may withdraw the product approval if compliance with pre- and post-marketing requirements is not maintained or if problems occur after the product reaches the marketplace. The FDA may require one or more Phase 4 post-market studies and surveillance to further assess and monitor the product’s safety and effectiveness after commercialization, and may limit further marketing of the product based on the results of these post-marketing studies.
Post-Approval Requirements
Any products manufactured or distributed by us pursuant to FDA approvals are subject to pervasive and continuing regulation by the FDA, including, among other things, requirements relating to record-keeping, reporting of adverse experiences, periodic reporting, product sampling and distribution, and advertising and promotion of the product. As part of the manufacturing process, the manufacturer is required to perform certain tests on each lot of the product before it is released for distribution. After a BLA is approved for a biological product, the product also may be subject to official lot release. If the product is subject to official release by the FDA, the manufacturer submits samples of each lot of product to the FDA together with a release protocol showing a summary of the history of manufacture of the lot and the results of all of the manufacturer’s tests performed on the lot. The FDA also may perform certain confirmatory tests on lots of some products before releasing the lots for distribution by the manufacturer. In addition, the FDA conducts laboratory research related to the regulatory standards on the safety, purity, and potency or effectiveness of biologics. After approval, most changes to the approved product, such as adding new indications or other labeling claims, are subject to prior FDA review and approval. There also are continuing user fee requirements, under which the FDA assesses an annual program fee for each product identified in an approved BLA. Biologic manufacturers and their subcontractors are required to register their establishments with the FDA and certain state authorities, and are subject to periodic unannounced inspections by the FDA and certain state authorities for compliance with cGMPs, which impose certain procedural and documentation requirements upon us and our third-party manufacturers. Changes to the manufacturing process are strictly regulated, and, depending on the significance of the change, may require prior FDA approval before being implemented. FDA regulations also require investigation and correction of any deviations from cGMPs and impose reporting requirements upon us and any third-party manufacturers that we may decide to use. Accordingly, manufacturers must continue to expend time, money and effort in the area of production and quality control to maintain compliance with cGMPs and other aspects of regulatory compliance.
The FDA may withdraw approval if compliance with regulatory requirements and standards is not maintained or if problems occur after the product reaches the market. Later discovery of previously unknown problems with a product, including adverse events of unanticipated severity or frequency, or with manufacturing processes, or failure to comply with regulatory requirements, may result in revisions to the approved labeling to add new safety information; imposition of post-market studies or clinical studies to assess new safety risks; or imposition of distribution restrictions or other restrictions under a REMS program. Other potential consequences include, among other things:
•	restrictions on the marketing or manufacturing of a product, complete withdrawal of the product from the market or product recalls;
•	fines, warning letters or holds on post-approval clinical studies;
•	refusal of the FDA to approve pending applications or supplements to approved applications, or suspension or revocation of existing product approvals;
•	product seizure or detention, or refusal of the FDA to permit the import or export of products;
•	consent decrees, corporate integrity agreements, debarment or exclusion from federal healthcare programs;
•	mandated modification of promotional materials and labeling and the issuance of corrective information;
•	the issuance of safety alerts, Dear Healthcare Provider letters, press releases and other communications containing warnings or other safety information about the product; or
•	injunctions or the imposition of civil or criminal penalties.
The FDA closely regulates the marketing, labeling, advertising and promotion of biologics. A company can make only those claims relating to safety and efficacy, purity and potency that are approved by the FDA and in accordance with the provisions of the approved label. The FDA and other governmental regulatory authorities actively enforce the laws and regulations prohibiting the promotion of off-label uses. Failure to comply with these requirements can result in, among other things, adverse publicity, warning letters, corrective advertising and potential civil and criminal penalties. Physicians may prescribe legally available products for uses that are not described in the product’s labeling and that differ from those tested by us and approved by the FDA. Such off-label uses are common across medical specialties. Physicians may believe that such off-label uses are the best treatment for many patients in varied circumstances. The FDA does not regulate the behavior of physicians in their choice of treatments. The FDA does, however, restrict manufacturer’s communications on the subject of off-label use of their products.
Biosimilars and Reference Product Exclusivity
The BPCIA created an abbreviated approval pathway for biological products that are highly similar, or “biosimilar,” to or interchangeable with an FDA-approved reference biological product. The FDA has issued several guidance documents outlining an approach to review and approval of biosimilars.
Biosimilarity, which requires that there be no clinically meaningful differences between the biological product and the reference product in terms of safety, purity, and potency, is generally shown through analytical studies, animal studies, and a clinical trial or trials. Interchangeability requires that a product is biosimilar to the reference product and the product must demonstrate that it can be expected to produce the same clinical results as the reference product in any given patient and, for products that are administered multiple times to an individual, the biologic and the reference biologic may be alternated or switched after one has been previously administered without increasing safety risks or risks of diminished efficacy relative to exclusive use of the reference biologic. A product shown to be biosimilar or interchangeable with an FDA-approved reference biological product may rely in part on the FDA’s previous determination of safety and effectiveness for the reference product for approval, which can potentially reduce the cost and time required to obtain approval to market the product. Complexities associated with the larger, and often more complex, structures of biological products, as well as the processes by which such products are manufactured, pose significant hurdles to implementation of the abbreviated approval pathway that are still being worked out by the FDA. The FDA has issued two guidance documents intended to inform prospective applicants and facilitate the development of proposed biosimilars and interchangeable biosimilars, as well as to describe the FDA’s interpretation of certain statutory requirements added by the BPCIA.
Under the BPCIA, an application for a biosimilar product may not be submitted to the FDA until four years following the date that the reference product was first licensed by the FDA. In addition, the approval of a biosimilar product may not be made effective by the FDA until 12 years from the date on which the reference product was first licensed. During this 12-year period of exclusivity, another company may still market a competing version of the reference product if the FDA approves a full BLA for the competing product containing that applicant’s own preclinical data and data from adequate and well-controlled clinical trials to demonstrate the safety, purity and potency of its product. The BPCIA also created certain exclusivity periods for biosimilars approved as interchangeable products. At this juncture, it is unclear whether products deemed “interchangeable” by the FDA will, in fact, be readily substituted by pharmacies, which are governed by state pharmacy law.
A reference biologic is granted 12 years of exclusivity from the time of first licensure of the reference product. The first biologic product submitted under the abbreviated approval pathway that is determined to be interchangeable with the reference product has exclusivity against other biologics submitted under the abbreviated approval pathway for the lesser of (i) one year after the first commercial marketing, (ii) 18 months after approval if there is no legal challenge, (iii) 18 months after the resolution in the applicant’s favor of a lawsuit challenging the biologics’ patents if an application has been submitted, or (iv) 42 months after the application has been approved if a lawsuit is ongoing within the 42-month period.
A biological product can also obtain pediatric market exclusivity in the United States. Pediatric exclusivity, if granted, adds six months to existing exclusivity periods and patent terms. This six-month exclusivity, which runs from the end of other exclusivity protection or patent term, may be granted based on the voluntary completion of a pediatric study in accordance with an FDA-issued “Written Request” for such a study.
The BPCIA is complex and continues to be interpreted and implemented by the FDA. In July 2018, the FDA announced an action plan to encourage the development and efficient review of biosimilars, including the establishment of a new office within the agency that will focus on therapeutic biologics and biosimilars. On December 20, 2020, Congress amended the PHSA as part of the COVID-19 relief bill to further simplify the biosimilar review process by making it optional to show that conditions of use proposed in labeling have been previously approved for the reference product, which used to be a requirement of the application. In addition, government proposals have sought to reduce the 12-year reference product exclusivity period. Other aspects of the BPCIA, some of which may impact the BPCIA exclusivity provisions, have also been the subject of recent litigation. As a result, the ultimate impact, implementation, and impact of the BPCIA is subject to significant uncertainty.
As discussed below, the Inflation Reduction Act of 2022 (“IRA”) is a significant law that intends to foster generic and biosimilar competition and to lower drug and biologic costs.
Patent Term Extension
In the United States, after a BLA is approved, owners of relevant drug patents may apply for up to a five-year patent extension, which permits patent term restoration as compensation for the patent term lost during the FDA regulatory process. The allowable patent term extension is typically calculated as one-half the time between (1) the later of (a) the effective date of an IND and (b) issue date of the patent for which extension is sought, and (2) the submission date of a BLA, plus the time between BLA submission date and the BLA approval date, up to a maximum of five years. The time can be shortened if the FDA determines that the applicant did not pursue licensure with due diligence. The total patent term after the extension may not exceed 14 years from the date of product licensure. Only one patent applicable to a licensed biological product is eligible for extension and only those claims covering the product, a method for using it, or a method for manufacturing it may be extended, and the application for the extension must be submitted prior to the expiration of the patent in question. However, we may not be granted an extension because of, for example, failing to exercise due diligence during the testing phase or regulatory review process, failing to apply within applicable deadlines, failing to apply prior to expiration of relevant patents or otherwise failing to satisfy applicable requirements. Some, but not all, foreign jurisdictions possess patent term extension or other additional patent exclusivity mechanisms that may be more or less stringent and comprehensive than those of the United States.
Other Healthcare Laws and Compliance Requirements
Pharmaceutical companies are subject to additional healthcare regulation and enforcement by the federal government and by authorities in the states and foreign jurisdictions in which they conduct their business that may restrict certain general business and marketing practices. Such laws include, without limitation: the federal Anti-Kickback Statute (“AKS”); the federal False Claims Act (“FCA”); the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and similar foreign, federal and state fraud, abuse and transparency laws.
The AKS prohibits, among other things, persons and entities from knowingly and willfully soliciting, receiving, offering or paying remuneration, to induce, or in return for, either the referral of an individual, or the purchase or recommendation of an item or service for which payment may be made under any federal healthcare program. The term remuneration has been interpreted broadly to include anything of value. The AKS has been interpreted to apply to arrangements between pharmaceutical manufacturers on one hand, and prescribers and purchasers on the other. The government often takes the position that to violate the AKS, only one purpose of the remuneration need be to induce referrals, even if there are other legitimate purposes for the remuneration. There are a number of statutory exceptions and regulatory safe harbors protecting some common activities from AKS prosecution, but they are drawn narrowly and practices that involve remuneration, such as consulting agreements, that may be alleged to be intended to induce prescribing, purchasing or recommending may be subject to scrutiny if they do not qualify for an exception or safe harbor. Our practices may not in all cases meet all of the criteria for protection under a statutory exception or regulatory safe harbor. Failure to meet all of the requirements of a particular applicable statutory exception or regulatory safe harbor does not make the conduct per se illegal under the AKS. Instead, the legality of the arrangement will be evaluated on a case-by-case basis based on a cumulative review of all of its facts and circumstances. A person or entity does not need to have actual knowledge of the statute or specific intent to violate it in order to have committed a violation. In 2025, the Department of Justice continued to apply the Supreme Court’s 2023 scienter framework in United States ex rel. Schutte v. SuperValu Inc. for FCA matters, focusing on a defendant’s subjective understanding and beliefs at the time of claim submission, thus expanding the use of the FCA against recipients of federal funds that allegedly misrepresented compliance with federal civil rights laws.
Civil and criminal false claims laws, including the FCA, and civil monetary penalty laws, which can be enforced through civil whistleblower or qui tam actions, prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, claims for payment of federal government funds, including in federal healthcare programs, that are false or fraudulent. Pharmaceutical and other healthcare companies have been prosecuted under these laws for engaging in a variety of different types of conduct that caused the submission of false claims to federal healthcare programs. Under the AKS, for example, a claim resulting from a violation of the AKS is deemed to be a false or fraudulent claim for purposes of the FCA.
HIPAA created additional federal criminal statutes that prohibit, among other things, executing a scheme to defraud any healthcare benefit program, including private third-party payors, and making false statements relating to healthcare matters. A person or entity does not need to have actual knowledge of the healthcare fraud statute implemented under HIPAA or specific intent to violate the statute in order to have committed a violation.
The FDCA addresses, among other things, the design, production, labeling, promotion, manufacturing, and testing of drugs, biologics and medical devices, and prohibits such acts as the introduction into interstate commerce of adulterated or misbranded drugs or devices. The PHSA also prohibits the introduction into interstate commerce of unlicensed or mislabeled biological products.
The U.S. federal Physician Payments Sunshine Act requires certain manufacturers of drugs, devices, biologics and medical supplies for which payment is available under Medicare, Medicaid or the Children’s Health Insurance Program, with specific exceptions, to annually report to the Centers for Medicaid & Medicare Services (“CMS”) information related to payments or other transfers of value to various healthcare professionals including physicians, physician assistants, nurse practitioners, clinical nurse specialists, certified nurse anesthetists, certified nurse-midwives, and teaching hospitals, as well as ownership and investment interests held by physicians and their immediate family members. Beginning on January 1, 2023, California Assembly Bill 1278 requires California physicians and surgeons to notify patients of the Open Payments database established under the federal Physician Payments Sunshine Act. In 2025, CMS continued incremental Open Payments program updates, published updates to data publication timelines, and expanded taxonomy lists for covered recipients, which may increase reporting and validation burdens for manufacturers and expand public transparency regarding transfers of value.
We are also subject to additional similar U.S. state and foreign law equivalents of each of the above federal laws, which, in some cases, differ from each other in significant ways, and may not have the same effect, thus complicating compliance efforts. If our operations are found to be in violation of any of such laws or any other governmental regulations that apply, we may be subject to penalties, including, without limitation, civil, criminal and administrative penalties, damages, fines, exclusion from government-funded healthcare programs, such as Medicare and Medicaid or similar programs in other countries or jurisdictions, integrity oversight and reporting obligations to resolve allegations of non-compliance, disgorgement, individual imprisonment, contractual damages, reputational harm, diminished profits and the curtailment or restructuring of our operations.
Data Privacy and Security
Numerous state, federal, and foreign laws govern the collection, dissemination, use, access to, confidentiality, and security of personal information, including health-related information. In the United States, numerous federal and state laws and regulations, including state data breach notification laws, state health information privacy laws, and federal and state consumer protection laws and regulations, govern the collection, use, disclosure, and protection of health-related and other personal information could apply to our operations or the operations of our partners. For example, HIPAA, as amended by the Health Information Technology for Economic and Clinical Health (“HITECH”), and their respective implementing regulations imposes privacy, security, and breach notification obligations on certain health care providers, health plans, and health care clearinghouses, known as covered entities, as well as their business associates and their covered subcontractors that perform certain services that involve using, disclosing, creating, receiving, maintaining, or transmitting individually identifiable protected health information for or on behalf of such covered entities. These requirements imposed by HIPAA and the HITECH Act on covered entities and business associates include entering into agreements that require business associates protect PHI provided by the covered entity against improper use or disclosure, among other things; following certain standards for the privacy of PHI, which limit the disclosure of a patient’s past, present, or future physical or mental health or condition or information about a patient’s receipt of health care if the information identifies, or could reasonably be used to identify, the individual; ensuring the confidentiality, integrity, and availability of all PHI created, received, maintained, or transmitted in electronic form, to identify and protect against reasonably anticipated threats or impermissible uses or disclosures to the security and integrity of such PHI; and reporting of breaches of PHI to individuals and regulators.
Entities that are found to be in violation of HIPAA may be subject to significant civil, criminal, and administrative fines and penalties and/or additional reporting and oversight obligations if required to enter into a resolution agreement and corrective action plan with the U.S. Department of Health and Human Services (“HHS”) to settle allegations of HIPAA non-compliance. A covered entity or business associate is also liable for civil money penalties for a violation that is based on an act or omission of any of its agents, which may include a downstream business associate, as determined according to the federal common law of agency. HITECH also increased the civil and criminal penalties applicable to covered entities and business associates and gave state attorneys general new authority to file civil actions for damages or injunctions in federal courts to enforce HIPAA and seek attorneys’ fees and costs associated with pursuing federal civil actions. To the extent that we submit electronic healthcare claims and payment transactions that do not comply with the electronic data transmission standards established under HIPAA and HITECH, payments to us may be delayed or denied. In addition, state health information privacy laws, such as California’s Confidentiality of Medical Information Act and Washington’s My Health My Data Act, govern the privacy and security of health-related information, specifically, may apply even when HIPAA does not and impose additional requirements.
Even when HIPAA and state health information privacy laws do not apply, according to the FTC and state Attorneys General, violating consumers’ privacy rights or failing to take appropriate steps to keep consumers’ personal information secure may constitute unfair acts or practices in or affecting commerce in violation of Section 5(a) of the Federal Trade Commission Act and state consumer protection laws.
In addition, certain state laws, such as the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020 (“CCPA”), govern the privacy and security of personal information, including health-related information in certain circumstances, some of which are more stringent than HIPAA in various ways. Numerous other states have passed similar laws, but many differ from each other in significant ways and may not have the same effect, thus complicating compliance efforts. The CCPA applies to personal data of consumers, business representatives, and employees, and imposes obligations on certain businesses that do business in California, including to provide specific disclosures in privacy notices and affords rights to California residents in relation to their personal information. Health information falls under the CCPA’s definition of personal information where it identifies, relates to, describes, or is reasonably capable of being associated with or could reasonably be linked, directly or indirectly, with a particular consumer or household unless it is subject to HIPAA and is included under a new category of personal information, “sensitive personal information,” which is offered greater protection.
The numerous other comprehensive privacy laws that have passed or are being considered in other states, as well as at the federal and local levels also exempt some data processed in the context of clinical trials; but others exempt covered entities and business associations subject to HIPAA altogether, further complicating compliance efforts, and increasing legal risk and compliance costs for us and the third parties upon whom we rely.
There are also an increasing number of, and continuous change within, foreign laws regulating data privacy and security, such as Canada’s Personal Information Protection and Electronic Documents Act, Australia’s Privacy Act 1988, New Zealand’s Privacy Act 2020 and South Korea’s Personal Information Protection Act. In particular, when we conduct clinical trials, including in New Zealand, we need to comply with the applicable country data privacy and security laws with respect to the processing of clinical data, which impose obligations similar to those described below in the section titled “— Other Government Regulation Outside of the United States — Regulation in the European Union — European Data Laws” of this proxy statement. Privacy and security laws, regulations, and other obligations are constantly evolving, may conflict with each other to complicate compliance efforts, and can result in investigations, proceedings, or actions that lead to significant civil and/or criminal penalties and restrictions on data processing.
In addition to government activity, privacy advocacy groups and technology and other industries are considering various new, additional or different self-regulatory standards that may place additional burden on us.
Coverage and Reimbursement
Significant uncertainty exists as to the coverage and reimbursement status of any pharmaceutical or biological product for which we obtain regulatory approval. Sales of any product, if approved, depend, in part, on the extent to which such product will be covered by third-party payors, such as federal, state, and foreign government healthcare programs, commercial insurance and managed healthcare organizations, and the level of reimbursement, if any, for such product by third-party payors. Decisions regarding whether to cover any of our product candidates, if approved, the extent of coverage and amount of reimbursement to be provided are made on a plan-by-plan basis. Further, no uniform policy for coverage and reimbursement exists in the United States, and coverage and reimbursement can differ significantly from payor to payor. Third-party payors often rely upon Medicare coverage policy and payment limitations in setting their own reimbursement rates, but also have their own methods and approval process apart from Medicare determinations. As a result, the coverage determination process is often a time-consuming and costly process that will require us to provide scientific and clinical support for the use of our product candidates to each payor separately, with no assurance that coverage and adequate reimbursement will be applied consistently or obtained in the first instance.
Third-party payors are increasingly challenging the prices charged for medical products and services, examining the medical necessity and reviewing the cost effectiveness of pharmaceutical or biological products, medical devices and medical services, in addition to questioning safety and efficacy. Adoption of price controls and cost-containment measures, and adoption of more restrictive policies in jurisdictions with existing controls and measures, could further limit sales of any product that receives approval. Decreases in third-party reimbursement for any product or a decision by a third-party not to cover a product could reduce physician usage and patient demand for the product.
In addition, companion diagnostic tests require coverage and reimbursement separate and apart from the coverage and reimbursement for their companion pharmaceutical or biological products. Similar challenges to obtaining coverage and reimbursement, applicable to pharmaceutical or biological products, will apply to companion diagnostics.
In addition, the U.S. government, state legislatures and foreign governments have continued implementing cost-containment programs, including price controls, restrictions on coverage and reimbursement and requirements for substitution of generic products. The IRA provides CMS with significant new authorities intended to curb drug costs and to encourage market competition. For the first time, CMS will be able to directly negotiate prescription drug prices and to cap out-of-pocket costs. Each year, CMS will select and negotiate a preset number of high-spend drugs and biologics that are covered under Medicare Part B and Part D that do not have generic or biosimilar competition. On August 15, 2024, CMS announced the agreed-upon reimbursement prices of the first 10 drugs that were subject to price negotiations. In January 2025, CMS announced a list of 15 additional drugs Medicare Part D drugs that will be subject to price negotiations. The IRA also provides a new “inflation rebate” covering Medicare patients that took effect in 2023 and is intended to counter certain price increases in prescriptions drugs. The inflation rebate provision requires drug manufacturers to pay a rebate to the federal government if the price for a drug or biologic under Medicare Part B and Part D increases faster than the rate of inflation. To support biosimilar competition, beginning in October 2022, qualifying biosimilars may receive a Medicare Part B payment increase for a period of five years. Separately, if a biologic drug for which no biosimilar exists delays a biosimilar’s market entry beyond two years, CMS will be authorized to subject the biologics manufacturer to price negotiations intended to ensure fair competition. Notwithstanding these provisions, the IRA’s impact on commercialization and competition remains largely uncertain.
Healthcare Reform
The United States and some foreign jurisdictions are considering or have enacted a number of reform proposals to change the healthcare system. There is significant interest in promoting changes in healthcare systems with the stated goals of containing healthcare costs, improving quality or expanding access. In the United States, the pharmaceutical industry has been a particular focus of these efforts and has been significantly affected by federal and state legislative initiatives, including those designed to limit the pricing, coverage, and reimbursement of pharmaceutical and biopharmaceutical products, especially under government-funded health care programs, and increased governmental control of drug pricing.
For example, the ACA, which was enacted in March 2010, substantially changed the way healthcare is financed by both governmental and private insurers in the United States, and significantly affected the pharmaceutical industry. The ACA contains a number of provisions of particular import to the pharmaceutical and biotechnology industries, including, but not limited to, those governing enrollment in federal healthcare programs, a new methodology by which rebates owed by manufacturers under the Medicaid Drug Rebate Program are calculated for drugs that are inhaled, infused, instilled, implanted or injected, and annual fees based on pharmaceutical companies’ share of sales to federal health care programs. Since its enactment, there have been judicial and Congressional challenges to certain aspects of the ACA, and we expect there will be additional challenges and amendments to the ACA in the future. For example, the IRA, among other things, extends enhanced subsidies for individuals purchasing health insurance coverage in ACA marketplaces through plan year 2025. The IRA also eliminates the “donut hole” under the Medicare Part D program beginning in 2025 by significantly lowering the beneficiary maximum out-of-pocket cost and creating a new manufacturer discount program.

Other legislative changes have been proposed and adopted since the ACA was enacted, including automatic aggregate reductions of Medicare payments to providers of on average 2% per fiscal year as part of the federal budget sequestration under the Budget Control Act of 2011. These reductions went into effect in April 2013 and, due to subsequent legislative amendments, will remain in effect until 2032 unless additional action is taken by Congress. In addition, the Bipartisan Budget Act of 2018, among other things, amended the Medicare Act (as amended by the ACA) to increase the point-of-sale discounts that manufacturers must agree to offer under the Medicare Part D coverage discount program from 50% to 70% off negotiated prices of applicable brand drugs to eligible beneficiaries during their coverage gap period, as a condition for the manufacturer’s outpatient drugs being covered under Medicare Part D.
Moreover, there has recently been heightened governmental scrutiny over the manner in which manufacturers set prices for their marketed products, which has resulted in several Congressional inquiries and proposed and enacted federal and state measures designed to, among other things, reduce the cost of prescription drugs, bring more transparency to product pricing, review the relationship between pricing and manufacturer patient programs, and reform government program reimbursement methodologies for drug products. For example, in May 2019, CMS adopted a final rule allowing Medicare Advantage Plans the option to use step therapy for Part B drugs, permitting Medicare Part D plans to apply certain utilization controls to new starts of five of the six protected class drugs, and requiring the Explanation of Benefits for Part D beneficiaries to disclose drug price increases and lower cost therapeutic alternatives, which went into effect on January 1, 2021. In response to the Biden administration’s October 2022 executive order, on February 14, 2023, HHS released a report outlining three new models for testing by the CMS Innovation Center which will be evaluated on their ability to lower the cost of drugs, promote accessibility, and improve quality of care. It is unclear whether the models will be utilized in any health reform measures in the future. Further, on December 7, 2023, the Biden administration announced an initiative to control the price of prescription drugs through the use of march-in rights under the Bayh-Dole Act. On December 8, 2023, the National Institute of Standards and Technology published for comment a Draft Interagency Guidance Framework for Considering the Exercise of March-In Rights which for the first time includes the price of a product as one factor an agency can use when deciding to exercise march-in rights. While march-in rights have not previously been exercised, it is uncertain if that will continue under the new framework.
Notwithstanding the IRA, continued legislative and enforcement interest exists in the United States with respect to specialty drug pricing practices. We expect regulators to continue pushing for transparency to drug pricing, reducing the cost of prescription drugs under Medicare, reviewing the relationship between pricing and manufacturer patient programs, and reforming government program reimbursement methodologies for drugs.
Other Government Regulation Outside of the United States
In addition to regulations in the United States, we are subject to a variety of regulations in other jurisdictions governing, among other things, research and development, clinical trials, testing, manufacturing, safety, efficacy, quality control, labeling, packaging, storage, record keeping, distribution, reporting, export and import, advertising, marketing and other promotional practices involving biological products as well as authorization, approval as well as post-approval monitoring and reporting of our products. Because biologically sourced raw materials are subject to unique contamination risks, their use may be restricted in some countries.
Whether or not we obtain FDA approval for a product, we must obtain the requisite approvals from regulatory authorities in foreign countries prior to the commencement of clinical trials or marketing of the product in those countries. Certain countries outside of the United States have a similar process that requires the submission of a clinical trial application much like the IND prior to the commencement of human clinical trials.
The requirements and process governing the conduct of clinical trials, including requirements to conduct additional clinical trials, product licensing, safety reporting, post-authorization requirements, marketing and promotion, interactions with healthcare professionals, pricing and reimbursement may vary widely from country to country. No action can be taken to market any product in a country until an appropriate approval application has been approved by the regulatory authorities in that country. The current approval process varies from country to country, and the time spent in gaining approval varies from that required for FDA approval. In certain countries, the sales price of a product must also be approved. The pricing review period often begins after market approval is granted. Even if a product is approved by a regulatory authority, satisfactory prices may not be approved for such product, which would make launch of such products commercially unfeasible in such countries.

Regulation in the European Union
European Data Laws
The collection and use of personal health data and other personal data in the EU is governed by the provisions of the European General Data Protection Regulation (EU) 2016/679 (GDPR), which came into force in May 2018, and related data protection laws in the EU Member States. The GDPR imposes a number of strict obligations and restrictions on the ability to process, including collecting, analyzing and transferring, personal data of individuals, in particular with respect to health data from clinical trials and adverse event reporting. The GDPR includes requirements relating to the legal basis of the processing (such as consent of the individuals to whom the personal data relates), the information provided to the individuals prior to processing their personal data, the notification obligations to the national data protection authorities and data subjects, the measures to be taken when engaging processors, and the security and confidentiality of the personal data. EU Member States may also impose additional requirements in relation to health, genetic and biometric data through their national legislation.
In addition, the GDPR imposes specific restrictions on the transfer of personal data to countries outside of the EU and in Iceland, Norway and Liechtenstein (together the European Economic Area (“EEA”)) that are not considered by the European Commission (“EC”) to provide an adequate level of data protection. Appropriate safeguards are required to enable such transfers. Among the appropriate safeguards that can be used, the data exporter may use the standard contractual clauses (“SCCs”). When relying on SCCs, data exporters are also required to conduct a transfer risk assessment to verify if anything in the law and/or practices of the third country may impinge on the effectiveness of the SCCs in the context of the transfer at stake and, if so, to identify and adopt supplementary measures that are necessary to bring the level of protection of the data transferred to the EU standard of essential equivalence. Where no supplementary measure is suitable, the data exporter should avoid, suspend or terminate the transfer With regard to the transfer of data from the EEA to the United States, on July 10, 2023, the EC adopted its adequacy decision for the EU-US Data Privacy Framework. On the basis of the new adequacy decision, personal data can flow from the EEA to U.S. companies participating in the framework. With regard to the transfer of data from EU to the UK, personal data may freely flow from the EEA to the UK since the UK is deemed to have an adequate data protection level. However, the adequacy decisions include a “sunset clause” which entails that the decisions will automatically expire four years after their entry into force, unless renewed.
Failure to comply with the requirements of the GDPR and the related national data protection laws of the EU Member States may result in significant monetary fines for noncompliance of up to €20 million or 4% of the annual global revenues of the noncompliant company, whichever is greater, other administrative penalties and a number of criminal offenses for organizations and, in certain cases, their directors and officers, as well as civil liability claims from individuals whose personal data was processed. Data protection authorities from the different EU Member States may still implement certain variations, enforce the GDPR and national data protection laws differently, and introduce additional national regulations and guidelines, which adds to the complexity of processing personal data in the EU.
Furthermore, are specific requirements relating to processing health data from clinical trials, including public disclosure obligations provided in the EU Clinical Trial Regulation No. 536/2014 (“CTR”), EMA disclosure initiatives and voluntary commitments by industry. Failure to comply with these obligations could lead to government enforcement actions and significant penalties against us, harm to our reputation, and adversely impact our business and operating results.
On February 11, 2025, the European Union adopted Regulation (EU) 2025/327 establishing the European Health Data Space, which imposes new obligations and liabilities on companies that handle electronic health data in the EU, including mandatory interoperability, logging, security and cross-border exchange requirements for electronic health record systems, expanded individual rights of access and control, and conditions and prohibitions on secondary uses of health data (e.g., for research or regulatory purposes), with staged implementation beginning in late 2025 and 2026. Compliance may require significant investments in technology, processes and governance, as well as engagement with national health data access bodies, and could limit companies’ ability to collect, process, transfer, or commercialize health data or delay product development and post-market activities. Failure to comply—or differing national implementations, enforcement actions or evolving guidance—could result in audits, restrictions, fines, litigation, reputational harm, interruption of operations and increased costs.

Additionally, following the UK’s withdrawal from the EU and the EEA, companies also have to comply with the UK’s data protection laws (including the UK GDPR (as defined in section 3(10) (as supplemented by section 205(4)) of the Data Protection Act 2018 (the DPA 2018)), the DPA 2018, and related data protection laws in the UK). Separate from the fines that can be imposed by the GDPR, the UK regime has the ability to fine up to the greater of £17.5 million or 4% of global turnover.
Companies are subject to specific transfer rules under the UK regime which broadly mirror the GDPR rules. On February 2, 2022, the UK Secretary of State laid before the UK Parliament the international data transfer agreement (“IDTA”) and the international data transfer addendum to the EC’s standard contractual clauses for international data transfers (the “IDTA Addendum”) and a document setting out transitional provisions. The IDTA and IDTA Addendum came into force on March 21, 2022 and replaced the old SCCs for the purposes of the UK regime.
With regard to the transfer of personal data from the UK to the United States, the UK government has adopted an adequacy decision for the United States (the “UK-US Data Bridge”), which came into force on October 12, 2023. The UK-US Data Bridge recognizes the United States as offering an adequate level of data protection where the transfer is to a U.S. company participating in the EU-US Data Privacy Framework and the UK Extension to the EU-US Data Privacy Framework.
Drug and Biologic Development Process
Regardless of where they are conducted, all clinical trials included in applications for marketing authorization (“MA”) for human medicines in the EU/EEA must have been carried out in accordance with EU regulations. This means that clinical trials conducted in the EU/EEA have to comply with EU clinical trial legislation but also that clinical trials conducted outside the EU/EEA have to comply with ethical principles equivalent to those set out in the EEA, including adhering to international good clinical practice and the Declaration of Helsinki. The conduct of clinical trials in the EU is governed by the CTR, which entered into force on January 31, 2022. The CTR replaced the Clinical Trials Directive 2001/20/EC (“Clinical Trials Directive”) and introduced a complete overhaul of the existing regulation of clinical trials for medicinal products in the EU.
Under the former regime, which will expire after a transition period of three years, as outlined below in more detail, before a clinical trial can be initiated it must be approved in each EU member state where there is a site at which the clinical trial is to be conducted. The approval must be obtained from two separate entities: the National Competent Authority (“NCA”) and one or more ethics committees. The NCA of the EU Member States in which the clinical trial will be conducted must authorize the conduct of the trial, and the independent ethics committee must grant a positive opinion in relation to the conduct of the clinical trial in the relevant EU member state before the commencement of the trial. Any substantial changes to the trial protocol or other information submitted with the clinical trial applications must be submitted to or approved by the relevant NCA and ethics committees. Under the current regime all suspected unexpected serious adverse reactions to the investigated drug that occur during the clinical trial must be reported to the NCA and to the ethics committees of the EU member state where they occur.
A more unified procedure will apply under the new CTR. A sponsor will be able to submit a single application for approval of a clinical trial through a centralized EU clinical trials portal (the “CTIS”). One national regulatory authority (the reporting EU member state proposed by the applicant) will take the lead in validating and evaluating the application and consult and coordinate with the other concerned EU Member States. If an application is rejected, it may be amended and resubmitted through the EU clinical trials portal. If an approval is issued, the sponsor may start the clinical trial in all concerned EU Member States. However, a concerned EU member state may in limited circumstances declare an “opt-out” from an approval and prevent the clinical trial from being conducted in such member state. The CTR also aims to streamline and simplify the rules on safety reporting and introduces enhanced transparency requirements such as mandatory submission of a summary of the clinical trial results to the EU Database. The CTR foresees a three-year transition period. EU Member States will work in CTIS immediately after the system has gone live. Since January 31, 2023, submission of initial clinical trial applications via CTIS is mandatory, and CTIS serves as the single entry point for submission of clinical trial-related information and data. By January 31, 2025, all ongoing trials approved under the former Clinical Trials Directive will need to comply with the CTR and have to be transitioned to CTIS. On July 19, 2023, the EC published guidance concerning the steps to be taken in this transition. This guidance provides, among other things, that (i) documentation which was previously assessed will not be reassessed, (ii) templates that were developed and endorsed by the EU Clinical Trials Expert Group to provide compliance with the CTR do not need to be updated and (iii) there is no need to retrospectively create a site suitability form, which are only necessary for new trial sites.

Under both the former regime and the new CTR, national laws, regulations, and the applicable GCP and GLP standards must also be respected during the conduct of the trials, including the International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use guidelines on GCP and the ethical principles that have their origin in the Declaration of Helsinki.
During the development of a medicinal product, the EMA and national regulators within the EU provide the opportunity for dialogue and guidance on the development program. At the EMA level, this is usually done in the form of scientific advice, which is given by the Committee for Medicinal Products for Human Use (“CHMP”) on the recommendation of the Scientific Advice Working Party. A fee is incurred with each scientific advice procedure but is significantly reduced for designated orphan medicines. Advice from the EMA is typically provided based on questions concerning, for example, quality (chemistry, manufacturing and controls testing), nonclinical testing and clinical studies, and pharmacovigilance plans and risk-management programs. Advice is not legally binding with regard to any future Marketing Authorization Application (“MAA”) of the product concerned.
Drug Marketing Authorization
In the EEA, after completion of all required clinical testing, pharmaceutical products may only be placed on the market after obtaining a MA. To obtain an MA of a drug under European Union regulatory systems, an applicant can submit an MAA through, amongst others, a centralized or decentralized procedure.
To be used or sold in the UK, a drug must have an effective MA obtained by a centralized application through EMA or a national application. National applications are governed by the Human Medicines Regulations (SI 2012/1916). Applications are made electronically through the Medicines and Healthcare products Regulatory Agency (“MHRA”) Submissions Portal. The process from application to authorizations generally takes up to 210 days, excluding time taken to provide any additional information or data required by the MHRA.
On August 30, 2023, the MHRA published detailed guidance on its new International Reliance Procedure (“IRP”) for MAAs. The IRP applies since January 1, 2024 and replaces existing EU reliance procedures to apply for authorizations from seven international regulators (e.g., Health Canada, Swiss Medic, FDA, EMA, among others). The IRP allows medicinal products approved in other jurisdictions that meet certain criteria to undergo a fast-tracked MHRA review to obtain and/or update a MA in the UK. Applicants can submit initial MAAs to the IRP, but the procedure can also be used throughout the lifecycle of a product for post-authorization procedures including line extensions, variations and renewals.
Centralized Authorization Procedure
The centralized procedure provides for the grant of a single MA that is issued by the EC following the scientific assessment of the application by the EMA that is valid for all EU Member States as well as in the three additional EEA member states (Norway, Iceland and Liechtenstein). The centralized procedure is compulsory for certain types of medicinal products, including for medicines developed by means of certain biotechnological processes, products designated as orphan medicinal products, advanced therapy medicinal products (gene therapy, somatic cell therapy, or tissue engineered medicines) and medicinal products with a new active substance indicated for the treatment of certain diseases (HIV/AIDS, cancer, neurodegenerative disorders, diabetes, auto-immune and viral diseases). For medicinal products containing a new active substance not yet authorized in the EEA before May 20, 2004 and indicated for the treatment of other diseases, medicinal products that constitute significant therapeutic, scientific or technical innovations or for which the grant of a MA through the centralized procedure would be in the interest of public health at EU level, an applicant may voluntarily submit an application for a MA through the centralized procedure.
Under the centralized procedure, the CHMP established at the EMA, is responsible for conducting the initial assessment of a drug. The CHMP is also responsible for several post-authorization and maintenance activities, such as the assessment of modifications or extensions to an existing MA. Under the centralized procedure, the timeframe for the evaluation of an MAA by the EMA’s CHMP is, in principle, 210 days from receipt of a valid MAA. However, this timeline excludes clock stops, when additional written or oral information is to be provided by the applicant in response to questions asked by the CHMP, so the overall process typically takes a year or more, unless the application is eligible for an accelerated assessment. Accelerated evaluation might be granted by the CHMP in exceptional cases, when a medicinal product is expected to be of a major public health interest, particularly from the point of view of therapeutic innovation. Upon request, the CHMP can reduce the time frame to 150 days if the applicant provides sufficient justification for an accelerated assessment. The CHMP will provide a positive opinion regarding the application only if it meets certain quality, safety and efficacy requirements. This opinion is then transmitted to the EC, which has the ultimate authority for granting MA within 67 days after receipt of the CHMP opinion.
Decentralized Authorization Procedure
Medicines that fall outside the mandatory scope of the centralized procedure have three routes to authorization: (i) they can be authorized under the centralized procedure if they concern a significant therapeutic, scientific or technical innovation, or if their authorization would be in the interest of public health; (ii) they can be authorized under a decentralized procedure where an applicant applies for simultaneous authorization in more than one EU member state; or (iii) they can be authorized in an EU member state in accordance with that state’s national procedures and then be authorized in other EU countries by a procedure whereby the countries concerned agree to recognize the validity of the original, national MA (mutual recognition procedure).
The decentralized procedure permits companies to file identical MA applications for a medicinal product to the competent authorities in various EU Member States simultaneously if such medicinal product has not received marketing approval in any EU Member State before. This procedure is available for pharmaceutical products not falling within the mandatory scope of the centralized procedure. The competent authority of a single EU Member State, the reference member state, is appointed to review the application and provide an assessment report. The competent authorities of the other EU Member States, the concerned member states, are subsequently required to grant a MA for their territories on the basis of this assessment. The only exception to this is where the competent authority of an EU Member State considers that there are concerns of potential serious risk to public health, the disputed points are subject to a dispute resolution mechanism and may eventually be referred to the EC, whose decision is binding for all EU Member States.
Risk Management Plan
All new MAAs must include a RMP describing the risk management system that a company will put in place and documenting measures to prevent or minimize the risks associated with the product. RMPs are continually modified and updated throughout the lifetime of the medicine as new information becomes available. An updated RMP must be submitted: (i) at the request of EMA or a national competent authority, or (ii) whenever the risk-management system is modified, especially as the result of new information being received that may lead to a significant change to the benefit-risk profile or as a result of an important pharmacovigilance or risk-minimization milestone being reached. The regulatory authorities may also impose specific obligations as a condition of the MA. Since October 20, 2023, all RMPs for centrally authorized products are published by the EMA, subject only to limited redactions.
MA Validity Period
MAs have an initial duration of five years. After these five years, the authorization may subsequently be renewed on the basis of a reevaluation of the risk-benefit balance. Once renewed, the MA is valid for an unlimited period unless the EC or the national competent authority decides, on justified grounds relating to pharmacovigilance, to proceed with only one additional five-year renewal. Applications for renewal must be made to the EMA at least nine months before the five-year period expires.
Any authorization which is not followed by the actual placing of the drug on the EU market (in case of centralized procedure) or on the market of the authorizing member state within three years after authorization ceases to be valid.
For the UK, the period of three years during which the drug has not been marketed in Great Britain will be restarted from the date of conversion to a Great Britain MA. Conversion refers to the procedure by which, as of January 1, 2021, MAs granted on the basis of a centralized procedure in the EU are only valid in Northern Ireland but not in Great Britain, whereas, prior EU authorizations have all been automatically converted into UK MAs effective in Great Britain only.
On the other hand, for the EU, in the case the drug has been marketed in the UK, the placing on the UK market before the end of the period starting when the UK left the EU on January 31, 2020 and ending on December 31,

2020 (the “Brexit Transition Period”) will be taken into account. If, after the end of the Brexit Transition Period, the drug is not placed on any other market of the remaining EU Member States, the three-year period will start running from the last date the drug was placed on the UK market before the end of the Brexit Transition Period.
Advanced Therapy Medicinal Products
In the EU, medicinal products, including advanced therapy medicinal products (“ATMP”) are subject to extensive pre- and post-market regulation by regulatory authorities at both the EU and national levels. ATMPs comprise gene therapy products, somatic cell therapy products and tissue engineered products, which are genes, cells or tissues that have undergone substantial manipulation and that are administered to human beings in order to cure, diagnose or prevent diseases or regenerate, repair or replace a human tissue. Pursuant to Regulation (EC) No 1394/2007, the Committee for Advanced Therapies (“CAT”) is responsible in conjunction with the CHMP for the evaluation of ATMPs. The CHMP and CAT are also responsible for providing guidelines on ATMPs. These guidelines provide additional guidance on the factors that the EMA will consider in relation to the development and evaluation of ATMPs and include, among other things, the preclinical studies required to characterize ATMPs. Although such guidelines are not legally binding, compliance with them is often necessary to gain and maintain approval for product candidates.
In addition to the mandatory RMP, the holder of a MA for an ATMP must put in place and maintain a system to ensure that each individual product and its starting and raw materials, including all substances coming into contact with the cells or tissues it may contain, can be traced through the sourcing, manufacturing, packaging, storage, transport and delivery to the relevant healthcare institution where the product is used.
Exceptional Circumstances/Conditional Approval
Similar to accelerated approval regulations in the United States, conditional MAs can be granted in the EU in exceptional circumstances. A conditional MA can be granted for medicinal products where, although comprehensive clinical data referring to the safety and efficacy of the medicinal product have not been supplied, a number of criteria are fulfilled: (i) the benefit/risk balance of the product is positive, (ii) it is likely that the applicant will be in a position to provide the comprehensive clinical data, (iii) unmet medical needs will be fulfilled by the grant of the MA and (iv) the benefit to public health of the immediate availability on the market of the medicinal product concerned outweighs the risk inherent in the fact that additional data are still required. Once a conditional MA has been granted, the MA holder must fulfil specific obligations within defined timelines. A conditional MA must be renewed annually, but it can be converted into a standard MA once the MA holder fulfils the obligations imposed and the complete data confirm that the medicine’s benefits continue to outweigh its risks.
Data and Market Exclusivity
As in the United States, it may be possible to obtain a period of market and / or data exclusivity in the EU that would have the effect of postponing the entry into the marketplace of a competitor’s generic, hybrid or biosimilar product (even if the pharmaceutical product has already received a MA) and prohibiting another applicant from relying on the MA holder’s pharmacological, toxicological and clinical data in support of another MA for the purposes of submitting an application, obtaining MA or placing the product on the market. New Chemical Entities (“NCEs”) approved in the EU qualify for eight years of data exclusivity and 10 years of marketing exclusivity.
An additional non-cumulative one-year period of marketing exclusivity is possible if during the data exclusivity period (the first eight years of the 10-year marketing exclusivity period), the MA holder obtains an authorization for one or more new therapeutic indications that are deemed to bring a significant clinical benefit compared to existing therapies.
The data exclusivity period begins on the date of the product’s first MA in the EU. After eight years, a generic product application may be submitted and generic companies may rely on the MA holder’s data. However, a generic product cannot launch until two years later (or a total of 10 years after the first MA in the EU of the innovator product), or three years later (or a total of 11 years after the first MA in the EU of the innovator product) if the MA holder obtains MA for a new indication with significant clinical benefit within the eight-year data exclusivity period. Additionally, another noncumulative one-year period of data exclusivity can be added to the eight years of data exclusivity where an application is made for a new indication for a well-established substance, provided that significant preclinical or clinical studies were carried out in relation to the new indication. Another year of data exclusivity may be added to the eight years, where a change of classification of a pharmaceutical product has been authorized on the basis of significant pre-trial tests or clinical trials (when examining an application by another applicant for or holder of market authorization for a change of classification of the same substance the competent authority will not refer to the results of those tests or trials for one year after the initial change was authorized).
Products may not be granted data exclusivity since there is no guarantee that a product will be considered by the European Union’s regulatory authorities to include an NCE. Even if a compound is considered to be a NCE and the MA applicant is able to gain the prescribed period of data exclusivity, another company nevertheless could also market another version of the medicinal product if such company can complete a full MAA with their own complete database of pharmaceutical tests, preclinical studies and clinical trials and obtain MA of its product.
On April 26, 2023, the EC submitted a proposal for the reform of the European pharmaceutical legislation. The current draft envisages, e.g., a shortening of the periods of data exclusivity; however, there is currently neither a final version of this draft nor a date for its entry into force. While the European Parliament adopted its approving position on the reform on April 10, 2024, no further required legislative steps have been taken since.
Pediatric Development
In the EU, companies developing a new medicinal product are obligated to study their product in children and must therefore submit a pediatric improvement plan (“PIP”) together with a request for agreement to the EMA. The EMA issues a decision on the PIP based on an opinion of the EMA’s Pediatric Committee. Companies must conduct pediatric clinical trials in accordance with the PIP approved by the EMA, unless a deferral (e.g., until enough information to demonstrate its effectiveness and safety in adults is available) or waiver (e.g., because the relevant disease or condition occurs only in adults) has been granted by the EMA. The MAA for the medicinal product must include the results of all pediatric clinical trials performed and details of all information collected in compliance with the approved PIP, unless a waiver or a deferral has been granted, in which case the pediatric clinical trials may be completed at a later date. Medicinal products that are granted an MA on the basis of the pediatric clinical trials conducted in accordance with the approved PIP are eligible for a six-month extension of the protection under a supplementary protection certificate (if any is in effect at the time of approval) or, in the case of orphan medicinal products, a two-year extension of the orphan market exclusivity. This pediatric reward is subject to specific conditions and is not automatically available when data in compliance with the approved PIP are developed and submitted. An approved PIP is also required when a MA holder wants to add a new indication, medicinal form or route of administration for a medicine that is already authorized and covered by intellectual property rights.
In the UK, the MHRA has published guidance on the procedures for UK PIPs which, where possible, mirror the submission format and requirements of the EU system. EU PIPs remain applicable for Northern Ireland and EU PIPs agreed by the EMA prior to January 1, 2021 have been adopted as UK PIPs.
PRIME Designation
In March 2016, the EMA launched an initiative to facilitate development of product candidates in indications, often rare, for which few or no therapies currently exist. The Priority Medicines (“PRIME”) scheme is intended to encourage drug development in areas of unmet medical need and provides accelerated assessment of products representing substantial innovation reviewed under the centralized procedure. Products from small- and medium-sized enterprises may qualify for earlier entry into the PRIME scheme than larger companies on the basis of compelling non-clinical data and tolerability data from initial clinical trials. Many benefits accrue to sponsors of product candidates with PRIME designation, including but not limited to, early and proactive regulatory dialogue with the EMA, frequent discussions on clinical trial designs and other development program elements, and potentially accelerated marketing authorization application assessment once a dossier has been submitted. Importantly, once a candidate medicine has been selected for the PRIME scheme, a dedicated contact point and rapporteur from the CHMP or from CAT are appointed facilitating increased understanding of the product at EMA’s Committee level. A kick-off meeting with the CHMP/CAT rapporteur initiates these relationships and includes a team of multidisciplinary experts to provide guidance on the overall development plan and regulatory strategy. PRIME eligibility does not change the standards for product approval, and there is no assurance that any such designation or eligibility will result in expedited review or approval.

Post-Approval Regulation
Similar to the United States, both MA holders and manufacturers of medicinal products are subject to comprehensive regulatory oversight by the EMA, the EC and/or the competent regulatory authorities of the EU Member States. This oversight applies both before and after grant of manufacturing licenses and marketing authorizations. It includes control of compliance with EU good manufacturing practices rules, manufacturing authorizations, pharmacovigilance rules and requirements governing advertising, promotion, sale, and distribution, recordkeeping, importing and exporting of medicinal products.
Failure by us or by any of our third-party partners, including suppliers, manufacturers and distributors to comply with EU laws and the related national laws of individual EU Member States governing the conduct of clinical trials, manufacturing approval, MA of medicinal products and marketing of such products, both before and after grant of MA, statutory health insurance, bribery and anti-corruption or other applicable regulatory requirements may result in administrative, civil or criminal penalties. These penalties could include delays or refusal to authorize the conduct of clinical trials or to grant MA, product withdrawals and recalls, product seizures, suspension, withdrawal or variation of the MA, total or partial suspension of production, distribution, manufacturing or clinical trials, operating restrictions, injunctions, suspension of licenses, fines and criminal penalties.
The holder of MA for a medicinal product must also comply with EU pharmacovigilance legislation and its related regulations and guidelines, which entail many requirements for conducting pharmacovigilance, or the assessment and monitoring of the safety of medicinal products.
These pharmacovigilance rules can impose on holders of MAs the obligation to conduct a labor intensive collection of data regarding the risks and benefits of marketed medicinal products and to engage in ongoing assessments of those risks and benefits, including the possible requirement to conduct additional clinical studies or post-authorization safety studies to obtain further information on a medicine’s safety, or to measure the effectiveness of risk-management measures, which may be time consuming and expensive and could impact our profitability. MA holders must establish and maintain a pharmacovigilance system and appoint an individual qualified person for pharmacovigilance, who is responsible for oversight of that system. Key obligations include expedited reporting of suspected serious adverse reactions and submission of Periodic Safety Update Reports (“PSURs”) in relation to medicinal products for which they hold MAs. The EMA reviews PSURs for medicinal products authorized through the centralized procedure. If the EMA has concerns that the risk benefit profile of a product has varied, it can adopt an opinion advising that the existing MA for the product be suspended, withdrawn or varied. The agency can advise that the MA holder be obliged to conduct post-authorization Phase 4 safety studies. If the EC agrees with the opinion, it can adopt a decision varying the existing MA. Failure by the MA holder to fulfill the obligations for which the EC’s decision provides can undermine the ongoing validity of the MA.
More generally, non-compliance with pharmacovigilance obligations can lead to the variation, suspension or withdrawal of the MA for the product or imposition of financial penalties or other enforcement measures.
The manufacturing process for pharmaceutical products in the European Union is highly regulated, and regulators may shut down manufacturing facilities that they believe do not comply with regulations. Manufacturing requires a manufacturing authorization, and the manufacturing authorization holder must comply with various requirements set out in the applicable EU laws, regulations and guidance, including Directive 2001/83/EC, Directive 2003/94/EC (repealed by Directive 2017/1572 on January 31, 2022), Regulation (EC) No 726/2004 and the European Commission Guidelines for Good Manufacturing Practice. These requirements include compliance with EU cGMP standards when manufacturing pharmaceutical products and active pharmaceutical ingredients, including the manufacture of active pharmaceutical ingredients outside of the European Union with the intention to import the active pharmaceutical ingredients into the European Union. Amendments or replacements of at least Directive 2001/83/EC and Regulation (EC) No 726/2004 are part of the reform proposal for European pharmaceutical legislation Similarly, the distribution of pharmaceutical products into and within the European Union is subject to compliance with the applicable EU laws, regulations and guidelines, including the requirement to hold appropriate authorizations for distribution granted by the competent authorities of the EU Member States. The manufacturer or importer must have a qualified person who is responsible for certifying that each batch of product has been manufactured in accordance with cGMPs, before releasing the product for commercial distribution in the European Union or for use in a clinical trial. Manufacturing facilities are subject to periodic inspections by the competent authorities for compliance with cGMPs.

Sales and Marketing Regulations
The advertising and promotion of our products is also subject to EU laws concerning promotion of medicinal products, interactions with physicians, misleading and comparative advertising and unfair commercial practices. In addition, other national legislation of individual EU Member States may apply to the advertising and promotion of medicinal products and may differ from one country to another. These laws require that promotional materials and advertising in relation to medicinal products comply with the product’s summary of product characteristics (“SmPC”) as approved by the competent regulatory authorities. The SmPC is the document that provides information to physicians concerning the safe and effective use of the medicinal product. It forms an intrinsic and integral part of the marketing authorization granted for the medicinal product. Promotion of a medicinal product that does not comply with the SmPC is considered to constitute off-label promotion. All advertising and promotional activities for the product must be consistent with the approved SmPC and therefore all off-label promotion is prohibited. Direct-to-consumer advertising of prescription-only medicines is also prohibited in the EU. Violations of the rules governing the promotion of medicinal products in the European Union could be penalized by administrative measures, fines and imprisonment. These laws may further limit or restrict the advertising and promotion of our products to the general public and may also impose limitations on our promotional activities with healthcare professionals.
EU regulation with regards to dispensing, sale and purchase of medicines has generally been preserved in the UK following Brexit, through the Human Medicines Regulations 2012. However, organizations wishing to sell medicines online need to register with the MHRA. Following Brexit, the requirements to display the common logo no longer apply to UK-based online sellers, except for those established in Northern Ireland.
Anti-Corruption Legislation
In the EU, interactions between pharmaceutical companies and physicians are also governed by strict laws, regulations, industry self-regulation codes of conduct and physicians’ codes of professional conduct both at EU level and in the individual EU Member States. The provision of benefits or advantages to physicians to induce or encourage the prescription, recommendation, endorsement, purchase, supply, order or use of medicinal products is prohibited in the European Union. The provision of benefits or advantages to physicians is also governed by the national anti-bribery laws of the EU Member States. Violation of these laws could result in substantial fines and imprisonment.
Payments made to physicians in certain EU Member States also must be publicly disclosed. Moreover, agreements with physicians must often be the subject of prior notification and approval by the physician’s employer, his/her regulatory professional organization, and/or the competent authorities of the individual EU Member States. These requirements are provided in the national laws, industry codes, or professional codes of conduct, applicable in the individual EU Member States. Failure to comply with these requirements could result in reputational risk, public reprimands, administrative penalties, fines or imprisonment.
In the UK, the pharmaceutical sector is recognized as being particularly vulnerable to corrupt practices, some of which fall within the scope of the Bribery Act 2010. Due to the Bribery Act 2010’s far-reaching territorial application, the potential penalized act does not have to occur in the UK to come within its scope. If the act or omission does not take place in the UK, but the person’s act or omission would constitute an offense if carried out there and the person has a close connection with the UK, an offense will still have been committed. The Bribery Act 2010 is comprised of four offenses that cover (i) individuals, companies and partnerships that give, promise or offer bribes, (ii) individuals, companies and partnerships that request, agree to receive or accept bribes, (iii) individuals, companies and partnerships that bribe foreign public officials, and (iv) companies and partnerships that fail to prevent persons acting on their behalf from paying bribes. The penalties imposed under the Bribery Act 2010 depend on the offence committed, harm and culpability and penalties range from unlimited fines to imprisonment for a maximum term of 10 years and in some cases both.
Regulations in the UK and Other Markets
The UK formally left the EU on January 31, 2020 and EU laws now only apply to the UK in respect of Northern Ireland as laid out in the Protocol on Ireland and Northern Ireland and as amended by the Windsor Framework sets out a long-term set of arrangements for the supply of medicines into Northern Ireland. The EU and the UK agreed on a trade and cooperation agreement, which includes provisions affecting the life sciences sector (including on customs and tariffs) specific provisions concerning pharmaceuticals, including the mutual recognition of GMP, inspections of manufacturing facilities for medicinal products and issued GMP documents. The TCA does not, however, contain wholesale mutual recognition of UK and EU pharmaceutical regulations and product standards.
The UK government has adopted the Medicines and Medical Devices Act 2021 (“MMDA”) to enable the existing regulatory frameworks to be updated following the UK’s departure from the EU. The MMDA introduces regulation-making, delegated powers covering the fields of human medicines, clinical trials of human medicines, veterinary medicines and medical devices. The MHRA has since been consulting on future regulations for medicines and medical devices in the UK.
The MMDA supplements the UK Medical Devices Regulations 2002 (the “UK Regulations”), which are based on the EU Medical Devices Directive as amended to reflect the UK’s post-Brexit regulatory regime. Notably, the UK Regulations do not include any of the revisions that have been made by the EU Medical Devices Regulation (EU) 2017/745, which has gained full application in all EU Member States since May 26, 2021, but is not applicable in the UK as “retained law”. Additionally, the MHRA launched a comprehensive consultation in 2021 with proposals to amend the regulatory framework for medical devices in the United Kingdom. The stated objectives of the proposals include expansion of the scope of the UK Regulations (for example, by expanding the in vitro diagnostic medical device definition to include software and other products, including products without an intended medical purpose but with similar functioning and risk profiles) and potentially through use of internationally recognized definitions (for example, by excluding products that contain viable biological substances and excluding food), remove trade barriers, further the availability of medical devices and improve the favorability of the UK market. The consultation period closed on November 25, 2021 and on June 26, 2022, the MHRA published a response to its consultation, which sets out the proposed new UK regulatory framework for medical devices and in vitro diagnostic medical devices. The proposals are intended to improve patient safety and public health through appropriate regulatory oversight, improve the traceability of medical devices, improve the regulation of the rules governing software and AI as medical devices and introduce alternative routes to market to ensure the UK aligns with any superior international best practices. Core aspects of the new framework are expected to apply from July 1, 2025 with appropriate transitional measures and the introduction of secondary legislation.
For other countries outside of the European Union, such as countries in Eastern Europe, Latin America or Asia, the requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary from country to country. In all cases, again, the clinical trials must be conducted in accordance with GCP and the applicable regulatory requirements and the ethical principles that have their origin in the Declaration of Helsinki.
If we fail to comply with applicable foreign regulatory requirements, we may be subject to, among other things, fines, suspension of clinical trials, suspension or withdrawal of regulatory approvals, product recalls, seizure of products, operating restrictions and criminal prosecution.
Regulation of Medical Products in New Zealand
Clinical trials in New Zealand are regulated under the Medicines Act 1981 (“Medicines Act”) and Medicines Regulations 1984.
Clinical trial requirements
The New Zealand Medicines and Medical Devices Safety Authority (“Medsafe”) is the regulatory authority that administers the application and approval process for medicines and clinical trials in New Zealand (under delegation from the Director-General of Health). Approval from Medsafe is required in the following two circumstances:
•
before a medicine can be distributed in New Zealand — see “Approval for distribution” below; however, there is an exemption from this approval requirement for medicines that are imported or manufactured for the sole purpose of use in a clinical trial (including pharmacokinetic, bioequivalence and first-in-human studies); and

•
for all clinical trials involving unapproved medicines carried out in New Zealand; however, if a medicine is already approved by Medsafe for distribution in New Zealand, then there is no separate requirement to obtain approval for clinical trials with that medicine (including if the medicine is being tested for a use not provided for under its existing authorization).

Medsafe also expects all clinical trials to be carried out in accordance with internationally accepted standards for good clinical practice as published by the EMA in its Guideline for Good Clinical Practice, to the extent that these standards are compatible with the Medicines Act.
Clinical trial approval process
The clinical trial approval process requires submission of an online application to Medsafe. The application must include information about the nature of the medicine, the purpose of the trial, details of the investigators conducting the trial, written consent to nomination from each investigator, copies of information supplied to the investigators, a protocol of the trial, and details of the sites and facilities used. The application must be made by the actual or intended importer, manufacturer, packer, or supplier of the medicine in New Zealand. Once approved, the applicant becomes the “sponsor” and assumes responsibility and legal liability for the trial in New Zealand.
Once an application is received, Medsafe provides it to the Health Research Council of New Zealand (“HRC”). One of two HRC standing committees will consider the application and make a recommendation to Medsafe as to whether the clinical trial should be approved (with or without conditions) or declined.
The Standing Committee on Therapeutic Trials considers pharmaceutical medicine trial applications, while the Gene Technology Advisory Committee considers applications for trials involving gene and other biotechnology therapies. Both standing committees undertake a similar scientific assessment process, and consider factors such as trial protocol and design, data collection, and general compliance with the Guideline for Good Practice before making a recommendation to Medsafe.
Ethical requirements
Medsafe expects all clinical trials to be approved by the Health and Disability Ethics Committee (“HDEC”), regardless of whether Medicines Act approval is required. HDEC reviews and approves applications and provides ongoing oversight of clinical trials to ensure alignment with good ethical practice. HDEC approval can be sought before, during, or after Medicines Act approval is sought from Medsafe.
Registration
A clinical trial’s sponsor may register a trial with the Australian New Zealand Clinical Trials Registry (“ANZCTR”), an online public registry of clinical trials undertaken in New Zealand, Australia, and elsewhere. While not mandatory, the ANZCTR is a recognized part of the World Health Organisation Registry Network and registration is encouraged by the World Health Organisation.
Approval for distribution
If a sponsor decides to distribute the new medicine product in New Zealand after the clinical trial, the sponsor must apply for distribution approval. This is separate to the approval process for clinical trials and involves submitting an application to Medsafe for consideration. Medsafe assesses the safety, efficacy, quality and risk profile of the medicine, and makes a recommendation to the Minister of Health as to whether the medicine should be approved for distribution (in practice, the Minister follows Medsafe’s recommendation).
Employees and Human Capital Resources
As of December 15, 2025, we had seven employees, all of whom were employed full time. None of our employees are represented by a labor union or covered under a collective bargaining agreement. We consider our relationship with our employees to be good.

PROPOSALS
PROPOSAL NO. 1:
APPROVAL OF CONVERSION PROPOSAL
Overview
As described above, we issued 16,366 shares of Series B Preferred Stock and 4,241 shares of Series C Preferred Stock in the Asset Acquisition and 39,641 shares of Series C Preferred Stock in the Financing. Each of the Series B Preferred Stock and Series C Preferred Stock is intended to have rights that are generally equivalent to Common Stock, provided that the Series B Preferred Stock and Series C Preferred Stock do not have the right to vote on most matters (including the election of directors or any Proposals herein). 16,366,000 shares of Common Stock and 43,882,000 shares of Common Stock are issuable upon conversion of the above-described shares of Series B Preferred Stock and Series C Preferred Stock, respectively, assuming the approval of Proposal No. 1 and subject to certain beneficial ownership limitations.
Subject to stockholder approval and certain beneficial ownership limitations set by each holder of Series B Preferred Stock and Series C Preferred Stock, each share of Series B Preferred Stock may, at the option of the holder, convert into 1,000 shares of Common Stock and each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock. This Proposal No. 1 would provide the necessary approval to permit such conversion.
Shares Issuable Upon Conversion
Set forth below is a table summarizing the issued and outstanding shares of Series B Preferred Stock and Series C Preferred Stock and the number of shares of Common Stock that are potentially issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock. See “Risk Factors—Risks Related to Our Common Stock—Pursuant to the terms of the Acquisition Agreement, we are required to recommend that our stockholders approve the conversion of all outstanding shares of our Series B Preferred Stock and Series C Preferred Stock into shares of Common Stock. We cannot guarantee that our stockholders will approve this matter, and if they fail to do so, we may be required to settle such shares in cash and our operations may be materially harmed.”

	Asset Acquisition	Financing	Total
Series B Preferred Stock Issued and Outstanding	16,366	—	16,366
Series C Preferred Stock Issued and Outstanding	4,241	39,641	43,882
Common Stock (as converted)	20,607,000	39,641,000	60,248,000

Description of Series B Preferred Stock
Conversion. Following stockholder approval of this Proposal No. 1, effective as of 5:00 p.m. (Eastern time) on the third business day after the date on which such stockholder approval is received, each share of Series B Preferred Stock may, at the option of the holder, convert into 1,000 shares of Common Stock, subject to certain beneficial ownership limitations, including that a holder of Series B Preferred Stock is prohibited from converting shares of Series B Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.99% and thereafter adjusted) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.
Voting Rights. Except as otherwise required by law (e.g. voting on a change to the authorized shares of Series B Preferred Stock or the rights of such shares as required by DGCL) and the Series B Certificate of Designation, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock, or alter or amend the Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or our Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of our Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock, (c) at any time while at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, (i) consummate either (x) any Fundamental Transaction (as defined in the Series B Certificate of Designation) or (y) any merger or consolidation of the Company or other business combination in which our stockholders immediately before such transaction do not hold at least a majority of our capital stock immediately after such transaction, (ii) increase the size of the Board of Directors, (iii) adopt, amend or repeal any written delegation of authority, policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors or (iv) retain or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel or (d) enter into any agreement with respect to any of the foregoing.
Dividends. Holders of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock equal, on an as-if-converted-to-Common Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.
Liquidation and Dissolution. The Series B Preferred Stock ranks on parity with Common Stock upon any liquidation, dissolution or winding-up of Galecto.
Reasons for Stockholder Approval. Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any Common Stock in the Transactions would be aggregated together. Thus, in order to permit the issuance of Common Stock upon conversion of the Series B Preferred Stock, we must first obtain stockholder approval of this issuance.
Beneficial Ownership Limitations. We are not seeking stockholder approval of a potential “change in control” under Nasdaq Listing Rule 5635(b), which generally prohibits Nasdaq-listed companies from issuing common stock to a stockholder in a transaction that would cause the holder to beneficially own more than 20% of the then-outstanding common stock (subject to certain exceptions). Assuming that Proposal No. 1 is approved, the Series B Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent a stockholder from converting its shares if, as a result of such conversion, it would beneficially own a number of shares above its applicable conversion blocker (which cannot exceed 19.99% of the outstanding Common Stock).
Interests of Certain Parties. Certain funds managed by Fairmount are a stockholder of Galecto and were a stockholder of Damora. In connection with the Transactions, these Fairmount-managed entities received the same consideration received by the other Investors, and Fairmount received shares of Series B Preferred Stock in the Asset Acquisition, whereas other Damora stockholders received shares of Common Stock and shares of Series C Preferred Stock in the Asset Acquisition. In connection with the Transactions, Peter Harwin, Christopher Cain, Ph.D. and Julianne Bruno were appointed as our directors. Mr. Harwin is a managing member of Fairmount, Dr. Cain is a director of Fairmount and Ms. Bruno is a Growth Partner at Fairmount. In addition to Fairmount, we consider Paragon and Paramora to be related parties. Ms. Bruno, Paragon, and Paramora received the same consideration in the Asset Acquisition received by the Investors and other holders of Damora securities in the Asset Acquisition, except Fairmount.
Description of Series C Preferred Stock
Conversion. Following stockholder approval of this Proposal No. 1, effective as of 5:00 p.m. (Eastern time) on the third business day after the date on which such stockholder approval is received, each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain beneficial ownership limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.99% and thereafter adjusted) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. Except as otherwise required by law (e.g. voting on a change to the authorized shares of Series C Preferred Stock or the rights of such shares as required by DGCL) and the Series C Certificate of Designation, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or our Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of our Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series C Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing.
Dividends. Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock equal, on an as-if-converted-to-Common Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.
Liquidation and Dissolution. The Series C Preferred Stock ranks on parity with Common Stock upon any liquidation, dissolution or winding-up of Galecto.
Reasons for Stockholder Approval. Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any Common Stock in the Transactions would be aggregated together. Thus, in order to permit the issuance of Common Stock upon conversion of the Series C Preferred Stock, we must first obtain stockholder approval of this issuance.
Beneficial Ownership Limitations. We are not seeking stockholder approval of a potential “change in control” under Nasdaq Listing Rule 5635(b), which generally prohibits Nasdaq-listed companies from issuing common stock to a stockholder in a transaction that would cause the holder to beneficially own more than 20% of the then-outstanding common stock (subject to certain exceptions). Assuming that Proposal No. 1 is approved, the Series C Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent a stockholder from converting its shares if, as a result of such conversion, it would beneficially own a number of shares above its applicable conversion blocker (which cannot exceed 19.99% of the outstanding Common Stock).
Interests of Certain Parties. Certain funds managed by Fairmount are a stockholder of Galecto and were a stockholder of Damora. In connection with the Transactions, these Fairmount-managed entities received the same consideration received by the other Investors, and Fairmount received shares of Series B Preferred Stock in the Asset Acquisition, whereas other Damora stockholders received shares of Common Stock and shares of Series C Preferred Stock in the Asset Acquisition. In connection with the Transactions, Peter Harwin, Christopher Cain, Ph.D. and Julianne Bruno were appointed as our directors. Mr. Harwin is a managing member of Fairmount, Dr. Cain is a director of Fairmount and Ms. Bruno is a Growth Partner at Fairmount. In addition to Fairmount, we consider Paragon and Paramora to be related parties. Ms. Bruno, Paragon, and Paramora received the same consideration in the Asset Acquisition received by the Investors and other holders of Damora securities in the Asset Acquisition, except Fairmount.
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

PROPOSAL NO. 2:
APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION
Overview
Our Certificate of Incorporation currently authorizes the issuance of 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.00001 per share (“Preferred Stock”). As of December 1, 2025, we had 1,595,161 shares of Common Stock, 158.361 shares of Series A Preferred Stock, 16,366 shares of Series B Preferred Stock, and 43,882 shares of Series C Preferred Stock issued and outstanding. In addition, as of December 1, 2025, (A) 50,252 shares of Common Stock have been reserved for issuance upon exercise of Company options granted and outstanding under our 2020 Stock Option and Grant Plan (the “2020 Option Plan”), 188,240 shares of Common Stock have been reserved for issuance upon exercise of Company options granted and outstanding under our 2020 Equity Incentive Plan (the “2020 Equity Plan”), 7,800 shares of Common Stock have been reserved for issuance upon settlement of Company restricted stock units granted and outstanding under the 2020 Equity Plan, 174,141 shares of Common Stock remain available for future issuance pursuant to the 2020 Equity Plan, and 10,000 shares of Common Stock remain available for future issuance pursuant to the 2022 Inducement Plan, (B) 158,361 shares of Common Stock have been reserved for issuance upon the conversion of Series A Preferred Stock, and (C) 434,508 shares of Common Stock have been reserved for issuance upon exercise of stock options previously granted and currently outstanding under the Damora 2025 Equity Incentive Plan. Accordingly, approximately 297,381,537 shares of the total number of the Company’s currently authorized Common Stock remain available for issuance or may be reserved for issuance. Subject to stockholder approval, each share of Series B Preferred Stock may, at the option of the holder, convert into 1,000 shares of Common Stock, and each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock. See “Proposal No. 1: Approval of Conversion Proposal.” If the Conversion Proposal is approved, we expect that approximately 237,133,537 shares of the total number of the Company’s currently authorized Common Stock will remain available for issuance or may be reserved for issuance.
The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to effect an increase the number of authorized shares of Common Stock from 300,000,000 to 500,000,000 (the “Authorized Share Increase”). The Board of Directors has not approved an increase in the shares of Preferred Stock. The additional shares of Common Stock authorized by the Authorized Share Increase, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized. A copy of the certificate of amendment for the Authorized Share Increase (the “Certificate of Amendment”) to the Certificate of Incorporation is attached hereto as Annex A. If the Conversion Proposal is approved and this Proposal No. 2 is approved and effected, we expect that approximately 437,133,537 shares of the total number of the Company’s authorized Common Stock will remain available for issuance or may be reserved for issuance. The foregoing does not consider the effects of any reservations of the Company’s Common Stock in connection with the Equity Incentive Plan Proposal or the ESPP Proposal.
The Board of Directors has recommended that the proposed Certificate of Amendment for the Authorized Share Increase be presented to our stockholders for approval.
Reasons for Stockholder Approval
On the record date, 1,597,321 shares of Common Stock were outstanding, out of the 300,000,000 authorized in our Certificate of Incorporation. The additional shares of Common Stock authorized by the Authorized Share Increase could be issued at the discretion of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, including in connection with the issuance and exercise of warrants, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Except to the extent required by applicable law or regulation, any future issuances of authorized shares of Common Stock may be approved by the Board of Directors without further action by the stockholders. The availability of additional shares of Common Stock would be particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis in order to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock, where such approval might not otherwise be required.
Although the Board of Directors will issue Common Stock only when required or when the Board of Directors considers such issuance to be in our best interests, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders.

Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. While it may be deemed to have potential anti-takeover effects, the proposed Authorized Share Increase is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects. The Board of Directors believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board of Directors, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Authorized Share Increase.
Anti-Takeover and Dilutive Effects
The shares of Common Stock that are authorized but unissued provide the Board of Directors with flexibility to effect, among other transactions, public or private financings, including the issuance and exercise of warrants, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Authorized Share Increase would continue to give the Board of Directors authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Authorized Share Increase is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does the Board of Directors have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt.
The Authorized Share Increase will increase the number of authorized shares of Common Stock and, as a result, the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of our Common Stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. We may seek additional financing in the future. Other than the foregoing potential uses for our shares of Common Stock, we have no existing plans to issue any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Authorized Share Increase.
Except for our obligation to issue Common Stock upon the exercise or settlement of outstanding options, restricted stock units and warrants, the conversion of the Series B Preferred Stock and Series C Preferred Stock and the issuance of warrants to purchase Common Stock to Paramora pursuant to the Paragon Option Agreement, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to the Authorized Share Increase at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.
Procedure for Effecting the Authorized Share Increase
When and if the Board of Directors decides to implement the Authorized Share Increase, we will promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware to amend our existing Certificate of Incorporation. The Authorized Share Increase will become effective on the date of filing the Certificate of Amendment. The text of the Certificate of Amendment is set forth in Annex A to this proxy statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Authorized Share Increase.
The description of the Certificate of Amendment set forth above is qualified in its entirety by reference to the text of the Certificate of Amendment, which is attached as Annex A to this proxy statement.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3:
APPROVAL OF THE REDOMESTICATION OF THE COMPANY
Overview
At the Special Meeting, our stockholders will be asked to approve (A) pursuant to the DGCL, the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Company”) and to adopt resolutions approving the redomestication (the “Cayman Redomestication Resolutions”) included as Annex D to this proxy statement (“Proposal No. 3A”) and (B) pursuant to the Companies Act (as defined below), the transfer by way of continuation of the Company from the Delaware Corporation to the Cayman Company and to adopt the Cayman Redomestication Resolutions and as a special resolution the Cayman Articles (as defined below) (“Proposal No. 3B”), as more fully described in this Proposal No. 3. The proposed redomestication of the Delaware Corporation to a Cayman Company pursuant to this Proposal No. 3 is referred to herein as the “Cayman Redomestication.”
Principal Terms of the Cayman Redomestication
If the Cayman Redomestication is approved by our stockholders, the Cayman Redomestication will be effected by the Company through a conversion pursuant to Section 266 of the DGCL, and the Cayman Company will continue its existence as an exempted company limited by shares under the Companies Act, as amended, of the Cayman Islands (the “Companies Act”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex B to this proxy statement. Approval of the Redomestication Proposal will constitute approval of the Plan of Conversion.
Through the adoption of the Plan of Conversion, upon the effectuation of the Cayman Redomestication:
•	The Company will continue its existence as a Cayman Islands exempted company and will continue to operate its business under the name “Galecto, Inc.”
•
The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Cayman Islands law. See “Effects of the Cayman Redomestication—Comparison of Stockholder Rights under Delaware and Cayman Islands Law” below.

•
The Company will cease to be governed by our Certificate of Incorporation and Bylaws and will instead be governed by the provisions of the proposed Cayman Islands memorandum and articles of association (the “Cayman Articles”), a form of which is included as Annex C to this proxy statement. See “Effects of the Cayman Redomestication—Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital” below.

•
The Cayman Redomestication will not result in any change in our business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Cayman Redomestication).

•
The Company will continue to be treated as a U.S. corporation for all purposes under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). See “U.S. Federal Income Tax Considerations of the Cayman Redomestication—U.S. Tax Status of the Cayman Corporation after the Cayman Redomestication” below.

•	Each outstanding share of Common Stock of the Delaware Corporation will be automatically converted into one ordinary share of the Cayman Company (each a “Cayman Share”, together the “Cayman Shares”).
•
Each outstanding share of any series of the Preferred Stock of the Delaware Corporation will be automatically converted into one outstanding share of the corresponding series of the preferred shares of the Cayman Company.

•	Stockholders of the Company will not be required to exchange their existing stock certificates (if any) for new share certificates.
•
Each outstanding option or right to acquire shares of Common Stock of the Delaware Corporation will continue in existence in the form of and will automatically become an option or right to acquire an equal number of Cayman Shares under the same terms and conditions.

•
The Cayman Shares resulting from the Cayman Redomestication will continue to be traded on Nasdaq under the symbol “GLTO”. The Cayman Redomestication is not expected to cause any interruption in the trading of such Cayman Shares.

If our stockholders approve the Cayman Redomestication, the Company anticipates that the Cayman Redomestication will become effective as soon as practicable following the stockholder approval (the “Cayman Redomestication Effective Time”).
The Cayman Redomestication may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Cayman Redomestication Effective Time, whether before or after the approval by our stockholders, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and our stockholders, as the case may be. In addition, the Company may face legal challenges to the Cayman Redomestication, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Cayman Redomestication.
Reasons for the Cayman Redomestication
The Board of Directors believes that there are several reasons the Cayman Redomestication is in the best interests of the Company and our stockholders. In particular, the Board of Directors believes that the Cayman Redomestication will allow the Company to take advantage of certain provisions of the corporate laws of the Cayman Islands.
The Cayman Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which the Company expects will result in substantial savings to the Company over the long term. For fiscal year 2025, the Company paid approximately $200,000 in Delaware franchise taxes. The Company anticipates that, if the Company remains a Delaware Corporation, for fiscal year 2026, our Delaware franchise taxes will be approximately $200,000 (based on the expected capital structure and assets of the Company).
The Cayman Redomestication will potentially reduce the risk of opportunistic and frivolous stockholder demands and litigation for the Company and its directors and officers, which may allow our directors and officers to focus on our business and save it the cost of such demands and litigation. Within recent years, the increasing frequency and cost of claims directed towards directors and officers of Delaware corporations has expanded the risk facing directors and officers of public companies in exercising their duties. For example, from time to time, public companies respond to stockholder books and records inspection demands pursuant to Section 220 of the DGCL, purportedly seeking to investigate alleged mismanagement and wrongdoing, which, in turn, causes public companies to expend substantial legal fees and costs in responding to such demands, in addition to the time and distraction for the management team in gathering records and providing information to the company’s lawyers. Such stockholder demands and litigation can be time-consuming and burdensome, both for the directors and officers involved and other members of management and employees. If the Company were to be targeted by opportunistic and frivolous stockholder demands or lawsuits, the costs or other consequences of responding to or defending such claims could potentially be borne by our stockholders through, among other things, indemnification obligations, distraction to our management and employees, and increased insurance premiums. Although Section 220 of the DGCL was amended on March 25, 2025 (the “2025 DGCL Amendments”) to narrow the scope of such stockholder books and records inspection demands and increase the burden on stockholders for obtaining such records, the Board of Directors still expects fewer opportunistic and frivolous books and records inspection demands under Cayman Islands law as shareholders generally do not have statutory rights to inspect or obtain copies of the register of shareholders or other corporate records under the Companies Act.
The Cayman Redomestication will potentially provide our directors and officers with greater protection, which may help the Company attract and retain highly qualified management personnel. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.
In most cases, under Cayman Islands law, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers usually may not be brought by a shareholder. While derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions, they are less common relative to similar claims brought in Delaware pursuant to the Delaware law. In addition, Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exculpating its directors or officers from liability for negligence or a breach of duty, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud or the consequences of committing a crime. Accordingly, the Cayman Redomestication is expected to protect directors or officers from direct claims by shareholders for a breach of the duty except in the limited circumstances permitted by Cayman Islands law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company.
The Cayman Redomestication could also potentially provide the Company with greater flexibility to consider and engage in certain types of corporate transactions that might provide shareholders with an opportunity to realize greater value for their shares in the Company that the Board of Directors determines to be in the best interests of the Company. Although the 2025 DGCL Amendments restore the business judgment rule as the standard of review for corporate acts on transactions involving a controlling stockholder (other than going private transactions) approved by either a special committee of independent and disinterested directors or disinterested stockholders, such an approval may remain impractical in certain instances.
Cayman Islands law does not provide a list of statutory facts that directors and officers may consider in making takeover decisions or decisions in relation to corporate transactions. Under Cayman Islands law, in making decisions, directors are required to comply with their fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.
As a result, the Cayman Redomestication may allow the Company to accomplish certain types of transactions with a reduced risk of litigation or a court overturning the business decisions of the Board of Directors, to the detriment of the Company and its shareholders.
No such transactions potentially implicating the entire fairness standard under Delaware law are currently being discussed or considered by the Board of Directors. Consequently, the Cayman Redomestication is not being proposed to prevent a change in control, or as a response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors.
Certain Risks Associated with the Cayman Redomestication
There can be no assurance that the Cayman Redomestication will result in all or any of the benefits described in this proxy statement, including the benefits of or resulting from the transfer by way of continuation of the Company under the Cayman Islands or the application of Cayman Islands law to the internal affairs of the Company. See “Risk Factors—Risks Related to the Cayman Redomestication.”
Effects of the Cayman Redomestication
The Cayman Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Cayman Redomestication, the Company will be governed by the Companies Act instead of the DGCL, and the Company will be governed by the Cayman Articles. Approval of this Proposal No. 3 will constitute the approval and adoption of the Cayman Articles. The Certificate of Incorporation and the Bylaws will no longer be applicable following completion of the Cayman Redomestication.
The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Companies Act, the Cayman Articles, the DGCL, the Certificate of Incorporation and the Bylaws, which you should carefully read, together with this entire document and the other referenced documents for a more complete understanding of the differences between being a stockholder of the Delaware Corporation before the Cayman Redomestication and being a shareholder of the Cayman Company following the completion of the Cayman Redomestication. Copies of the Cayman Articles, the Cayman Series A Certificate of Designation (as defined below), the Cayman Series B Certificate of Designation (as defined below), Cayman Series C Certificate of Designation (as defined below), the Certificate of Incorporation, the Bylaws, the Delaware Series A Certificate of Designation (as defined below), the Delaware Series B Certificate of Designation (as defined below), the Delaware Series C Certificate of Designation and the form of certificate of amendment to effect the increase in the number of authorized shares of Common Stock described in Proposal No. 2 are included as Annex C, Annex E-1, Annex E-2, Annex E-3, Annex F, Annex G, Annex H-1, Annex H-2, Annex H-3 and Annex A, respectively, to this proxy statement.

Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital
The Cayman Articles differ in many respects from the Certificate of Incorporation and Bylaws. The differences between the rights of stockholders of the Delaware Corporation under the Certificate of Incorporation and Bylaws and their rights as shareholders of the Cayman Company immediately after the Cayman Redomestication under the Cayman Articles are summarized below. The following summary gives effect to the proposed increase in the number of authorized shares of Common Stock described in Proposal No. 2.

Delaware Corporation	Cayman Company
Organizational Documents
The rights of the Delaware Corporation’s stockholders are governed by the Certificate of Incorporation, Bylaws and the DGCL.	The rights of Cayman Company shareholders will be governed by the Cayman Articles, the Companies Act, and the common law of the Cayman Islands.
Authorized Capital Stock

The Delaware Corporation is authorized to issue two classes of capital stock which are designated, respectively, “common stock” and “preferred stock.” The total number of shares that the Delaware Corporation is authorized to issue is 510,000,000, of which 500,000,000 shares are Common Stock, each having a par value $0.00001 per share, and 10,000,000 shares are Preferred Stock, each having a par value $0.00001 per share. The Preferred Stock may be issued from time to time in one or more series. The number of authorized shares of Delaware Corporation Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the votes properly cast in the matter, irrespective of the provisions of Section 242(b)(2) of the DGCL.

The authorized share capital of the Cayman Company under the Cayman Articles is US$5,100 divided into 500,000,000 “ordinary shares,” having a par value of US$0.00001 per share; and 10,000,000 “preferred shares,” having a par value of US$0.00001 per share. The Cayman Company may increase its authorized share capital through an ordinary resolution.

Common Stock

The Delaware Corporation’s authorized common stock consists of 500,000,000 shares of Common Stock, par value $0.00001 per share.

Each holder of a share of Delaware Corporation Common Stock is entitled to one vote for each such share held of record on the applicable record date on each matter properly submitted to the stockholders for their vote.

The Cayman Company’s authorized ordinary shares consist of 500,000,000 ordinary shares, par value US$0.00001 per share.

Each holder of ordinary shares will carry the right to receive notice of, to attend and to vote at any Cayman Company general meeting.

Preferred Stock

Delaware Corporation preferred stock consists of 10,000,000 shares of Preferred Stock, each having a par value $0.00001 per share. The voting rights of stockholders of Preferred Stock can vary depending on the series of Preferred Stock issued. The Board of Directors is authorized to determine the voting powers, full or limited, or no voting powers for each series of Preferred Stock.

The Board of Directors designated 200 shares of the Delaware Corporation’s undesignated preferred stock as Series A Preferred Stock (“Delaware Series A

The Cayman Company’s authorized preferred shares will consist of 10,000,000 preferred shares, par value US$0.00001 per share.

The Cayman Articles will provide that, whenever the capital of the Cayman Company is divided into different classes (and as otherwise determined by the Board of Directors) the rights attached to any such class may, subject to any rights or restrictions for the time being attached to any class, only be materially adversely varied or abrogated with the consent in writing of the holders of simple majority of the issued

Delaware Corporation	Cayman Company

Preferred Stock”) through a certificate of designation in the form attached as Annex H-1. As of December 1, 2025, there were 158.361 shares of Delaware Series A Preferred Stock outstanding.

In connection with the Asset Acquisition, the Board of Directors designated 16,366 shares of the Delaware Corporation’s undesignated preferred stock as Series B Preferred Stock (“Delaware Series B Preferred Stock”) through a certificate of designation in the form attached as Annex H-2 (the “Delaware Series B Certificate of Designation”) and 43,882 shares of the Delaware Corporation’s undesignated preferred stock as Series C Preferred Stock (“Delaware Series C Preferred Stock”) through a certificate of designation in the form attached as Annex H-3 (the “Delaware Series C Certificate of Designation”). As of December 1, 2025, there were 16,366 shares of Delaware Series B Preferred Stock and 43,882 shares of Delaware Series C Preferred Stock outstanding.

Except as required by the Delaware Series A Certificate of Designation or law, the Delaware Series A Preferred Stock does not have voting rights, provided that we may not, without the affirmative vote or written consent of the holders of majority of then outstanding Delaware Series A Preferred Stock, among other things, alter or change adversely the power, preferences or rights given to the Delaware Series A Preferred Stock, amend the Delaware Series A Certificate of Designation, issue additional shares of Delaware Series A Preferred Stock or fail to comply with certain provisions of the Asset Purchase Agreement between us and Bridge Medicines LLC, dated October 7, 2024.

Except as otherwise required by the Delaware Series B Certificate of Designation or law, the Delaware Series B Preferred Stock does not have voting rights. As long as any shares of Delaware Series B Preferred Stock are outstanding, the Delaware Corporation will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Delaware Series B Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Delaware Series B Preferred Stock or alter or amend the Series B Certificate of Designation, amend the Certificate of Incorporation, the Bylaws or other charter documents, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Delaware Corporation Preferred Stock, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Delaware ordinary or preferred shares of the relevant class, or with the sanction of a resolution passed at a separate meeting of the holders of the ordinary or preferred shares of such class by a simple majority of the votes cast at such a meeting. The directors may vary the rights attaching to any class without the consent or approval of shareholders; provided that the rights will not, in the determination of the directors, be materially adversely varied or abrogated by such action.

The Cayman Articles will also provide that the rights conferred upon the holders of the ordinary or preferred shares of any class shall not, unless otherwise expressly provided by the terms of issue of the relevant class, be deemed to be materially adversely varied or abrogated by the creation, allotment or issue of ordinary or preferred shares ranking pari passu with them, subsequent to them, with preferred rights (including enhanced voting rights) or the redemption or purchase of any of the relevant class by the Cayman Company.

Upon the effectiveness of the Cayman Articles, the Board of Directors will designate 200 preferred shares as Series A Non-Voting Convertible Preferred Shares (the “Cayman Series A Preferred Shares”) through a certificate of designation in the form attached as Annex E-1 (the “Cayman Series A Certificate of Designation”), 16,366 preferred shares as Series B Non-Voting Convertible Preferred Shares (the “Cayman Series B Preferred Shares”) through a certificate of designation in the form attached as Annex E-2 (the “Cayman Series B Certificate of Designation”) and 43,882 preferred shares as Series C Non-Voting Convertible Preferred Shares (the “Cayman Series C Preferred Shares”) through a certificate of designation in the form attached as Annex E-3 (the “Cayman Series C Certificate of Designation”).

Except as otherwise provided for in the Cayman Articles, the Cayman Series A Preferred Shares will not have voting rights, provided that we may not, without the affirmative vote or written consent of the holders of majority of then outstanding Cayman Series A Preferred Shares, among other things, alter or change adversely the power, preferences or rights given to the Cayman Series A Preferred Shares, amend the Cayman Series A Certificate of Designation, or issue additional shares of Cayman Series A Preferred Shares.

Except as otherwise provided for in the Cayman Articles, the Cayman Series B Certificate of Designation or at law, a holder of Cayman Series B

Delaware Corporation	Cayman Company

Series B Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of the Delaware Series B Preferred Stock beyond those contemplated for issuance in the Acquisition Agreement or increase or decrease (other than by conversion) the number of authorized shares of the Delaware Series B Preferred Stock, (iii) at any time while at least 30% of the originally issued Delaware Series B Preferred Stock remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined in the Delaware Series B Certificate of Designation) or (II) any merger or consolidation of the Delaware Corporation or other business combination in which the stockholders of the Delaware Corporation immediately before such transaction do not hold at least a majority on an as-converted-to-Delaware Corporation Common Stock basis of the capital stock of Delaware Corporation, immediately after such transaction, (B) increase the size of the Board of Directors, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors or (D) retain or replace the Delaware Corporation’s registered independent accounting firm, independent compensation consultant or corporate counsel, or (iv) enter into any agreement with respect to any of the foregoing that does not explicitly require the approval contemplated to consummate such transaction.

Except as otherwise required by the Delaware Series C Certificate of Designation or law, the Delaware Series C Preferred Stock does not have voting rights. As long as any shares of Delaware Series C Preferred Stock are outstanding, the Delaware Corporation will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Delaware Series C Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Delaware Series C Preferred Stock or alter or amend the Series C Certificate of Designation, amend the Certificate of Incorporation, the Bylaws or other charter documents, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Delaware Corporation Preferred Stock, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Delaware Series C Preferred Stock, regardless of whether any of

Preferred Shares will not have voting rights. As long as any Cayman Series B Preferred Shares are issued and outstanding, the Cayman Company will not, without the affirmative vote of the holders of a simple majority of the then issued and outstanding Cayman Series B Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Cayman Series B Preferred Shares or alter or amend the Cayman Series B Certificate of Designation, amend the Cayman Articles, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Cayman Company preferred shares, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Cayman Series B Preferred Shares, regardless of whether any of the foregoing actions will be by means of amendment to the Cayman Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Cayman Series B Preferred Shares beyond those contemplated for issuance in the Acquisition Agreement or increase or decrease (other than by conversion) the number of authorized Cayman Series B Preferred Shares, (iii) at any time while at least 30% of the originally issued Cayman Series B Preferred Shares remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined in the Cayman Series B Certificate of Designation) or (II) any merger or consolidation of the Cayman Company or other business combination in which the shareholders of the Cayman Company immediately before such transaction do not hold at least a simple majority on an as-converted-to-Cayman Shares basis of the share capital of the Cayman Company immediately after such transaction, (B) increase the size of the Board of Directors, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors or (D) retain or replace the Cayman Company’s registered independent accounting firm, independent compensation consultant or corporate counsel, or (iv) enter into any agreement with respect to any of the foregoing that does not explicitly require the approval contemplated to consummate such transaction.

Except as otherwise provided for in the Cayman Articles, the Cayman Series C Certificate of Designation or at law, a holder of Cayman Series C Preferred Shares will not have voting rights. As long as any Cayman Series C Preferred Shares are issued and

Delaware Corporation	Cayman Company

the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of the Delaware Series C Preferred Stock beyond those contemplated for issuance in the Acquisition Agreement or increase or decrease (other than by conversion) the number of authorized shares of the Delaware Series C Preferred Stock or (iii) enter into any agreement with respect to any of the foregoing that does not explicitly require the approval contemplated to consummate such transaction.

outstanding, the Cayman Company will not, without the affirmative vote of the holders of a simple majority of the then issued and outstanding Cayman Series C Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Cayman Series C Preferred Shares or alter or amend the Cayman Series C Certificate of Designation, amend the Cayman Articles, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Cayman Company preferred shares, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Cayman Series C Preferred Shares, regardless of whether any of the foregoing actions will be by means of amendment to the Cayman Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Cayman Series C Preferred Shares beyond those contemplated for issuance in the Acquisition Agreement or increase or decrease (other than by conversion) the number of authorized Cayman Series C Preferred Shares or (iii) enter into any agreement with respect to any of the foregoing that does not explicitly require the approval contemplated to consummate such transaction.

Number and Qualification of Directors

The number of directors shall be fixed solely and exclusively by resolution duly adopted by the Board of Directors. No decrease in the authorized number of directors constituting the Board of Directors will shorten the term of any incumbent director. Directors need not be stockholders of the Delaware Corporation. The Board of Directors consists of seven members.

The Board of Directors will consist of at least one person; provided, however, that subject to the rights of the holders of any series of preferred shares specified by the Cayman Articles or any certificate of designation, the number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a simple majority of the voting power of the authorized number of directors then in office or by unanimous written consent of all directors. No decrease in the authorized number of directors constituting the Board of Directors will shorten the term of any incumbent director. Directors need not be shareholders of the Cayman Company. The Board of Directors consists of seven members.

Structure of Board of Directors; Term of Directors; Election of Directors

The Board of Directors is divided into three classes designated as Class I, Class II and Class III, respectively. At each annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the particular class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this section, the directors shall serve until their successors are duly elected and qualified or until their earlier resignation, death or removal.

The Board of Directors will be divided into three classes: Class I, Class II and Class III. The Board of Directors will be authorized to assign members of the directors already in office to such classes in accordance with a resolution or resolutions adopted by the Board of Directors. At each annual general meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the particular class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her

Delaware Corporation	Cayman Company
Except as otherwise provided by statute, the Certificate of Incorporation or the Bylaws, directors shall be elected by a plurality of the votes properly cast on the election of directors.
successor is duly elected and qualified or until his or her earlier resignation, death or removal. The Class I directors shall stand appointed for a term expiring at the Cayman Company’s 2027 annual meeting of shareholders, the Class II directors shall stand appointed for a term expiring at the Cayman Company’s 2028 annual meeting of shareholders and the Class III directors shall stand appointed for a term expiring at the Cayman Company’s 2026 annual meeting of shareholders.

Except as otherwise provided by statute or the Cayman Articles, directors shall be elected by a plurality of the votes properly cast on the election of directors.

Removal of Directors

Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office, but only with cause and only by the affirmative vote of the holders of not less than two thirds (2/3) of the outstanding shares of capital stock of the Delaware Corporation then entitled to vote at an election of directors. A director must receive written notice, at least 45 days before any annual or special stockholder meeting considering their removal, stating the proposed removal and the alleged grounds for it.

Subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation, any individual director or the Board of Directors may only be removed with cause by a special resolution.

Vacancies on the Board of Directors

Subject to the rights of the holders of any series of Preferred Stock, any and all vacancies on the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or resulting from death, resignation, disqualification, or removal, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or until his or her earlier resignation, death or removal.

Subject to the rights of the holders of any series of preferred shares, including pursuant to any certificate of designation, any and all vacancies on the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or resulting from death, resignation, disqualification, or removal, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors, and not by the shareholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

Stockholder Action by Written Consent

No action may be taken by the Delaware Corporation stockholders except at an annual or special meeting of the Delaware Corporation stockholders called in accordance with the Bylaws, and no action may be taken by the Delaware Corporation stockholders by written consent.

A resolution in writing signed by all the shareholders entitled to receive notice of and to attend and vote at general meetings of the Cayman Company (or being corporations by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Cayman Company duly convened and held.

Quorum

Delaware Corporation	Cayman Company

At all meetings of stockholders, except where otherwise provided by applicable law or by the Certificate of Incorporation or the Bylaws, the holders of one third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the presiding officer of the meeting or by vote of the holders of a majority of the voting power present thereat. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

At all meetings of shareholders, except where otherwise provided by the Cayman Articles or any certificate of designation, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, the holders of one third (1/3) of the outstanding shares of the Cayman Company entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of shareholders may be adjourned, from time to time, either by the presiding officer or chairman of the meeting or by vote of the holders of a majority of the shares represented thereat. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The shareholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Special Meetings of Stockholders

Except as otherwise required by statute and subject to the rights of the holders of any series of Preferred Stock, special meetings of the Delaware Corporation stockholders may be called only by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and not by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Delaware Corporation.

Unless otherwise required by the DGCL, notice of all special meetings of stockholders shall be given in the same manner as provided for annual meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

General meetings of the Cayman Company shareholders may be called, for any purpose as is a proper matter for shareholder action under Cayman Islands law, by the Board of Directors pursuant to a resolution adopted by a simple majority of the voting power of the directors present at a meeting of directors or by unanimous written consent of all directors.

Except as otherwise required by statute and subject to the rights of the holders of any series of preferred shares, special meetings of the Cayman Company shareholders may be called only by the Board of Directors or the Chief Executive Officer if one is elected, or the President if one is elected, and shall be held at such place, date, and time as they or he or she shall fix, pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and not by any other person or persons. Other than those stated in the Cayman Articles, only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of shareholders of the Cayman Company.

Notice of Stockholder Meetings

Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Delaware Corporation Preferred Stock, a notice stating the hour, date and place, if any, of a meeting of stockholders and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and voting at such meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting by

Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Cayman Company preferred shares, a notice stating the hour, date and place, if any, of a meeting of shareholders and the means of remote communication, if any, by which shareholders and proxyholders may be deemed to be present in person and voting at such meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting by

Delaware Corporation	Cayman Company

delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Delaware Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

delivering such notice in accordance with the Cayman Articles. The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any shareholder shall not invalidate the proceedings at any meeting.

Advance Notice Requirements for Stockholder Proposals

For nominations of persons for election to the Board of Directors or other business to be properly brought before an annual meeting of stockholders, a stockholder must (i) give timely notice thereof in writing to the Secretary of the Delaware Corporation, (ii) provide any updates or supplements to such notice at the times and in the forms required by the Bylaws and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, act in accordance with the representations set forth in the Solicitation Statement (as defined in the Bylaws) as required by the Bylaws. To be timely, the written notice must be received by the Secretary of the Delaware Corporation at the principal executive offices of the Delaware Corporation not later than the close of business on the ninetieth day and no earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, not later than the close of business on the later of the ninetieth day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of such meeting. Nominations of persons for election to the Board of Directors and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting.

Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual general meeting of shareholders: (i) pursuant to the Cayman Company’s notice of meeting of shareholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any shareholder of the Cayman Company who was a shareholder of record at the time of giving the shareholders’ notice provided for in the Cayman Articles below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Cayman Articles. Such notice must be received by the Cayman Company not later than the close of business on the ninetieth day and no earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, not later than the close of business on the later of the ninetieth day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of such meeting. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders shall not be brought before a special meeting to be considered by the shareholders unless such special meeting is held in lieu of an annual meeting.

Amendment of Certificate of Incorporation and Memorandum of Association

The Certificate of Incorporation may be amended pursuant to Section 242 of the DGCL, which requires the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that pursuant to the Certificate of Incorporation the affirmative vote of the holders of 66 2∕3% of the voting rights is required to amend, repeal or adopt any provision inconsistent with the provisions of the Certificate of Incorporation relating to: (i) Article V of

The Cayman Articles will consist of a memorandum of association and articles of association. Subject to the Companies Act, the Cayman Articles and the rights attaching to the various classes, including pursuant to any certificate of designation, the Cayman Company may at any time and from time to time by special resolution alter or amend the memorandum of association forming a part of the Cayman Articles in whole or in part.

Delaware Corporation	Cayman Company

the Certificate of Incorporation which provides for requirements for stockholder actions and special meeting, (ii) Article VI of the Certificate of Incorporation which provides for the rules and procedures related to the Board of Directors, including with regards to terms, vacancies, and removal, (iii) Article VII of the Certificate of Incorporation which provides for the elimination of directors’ liability for monetary damages to the fullest extent permitted by law, (iv) Article VIII of the Certificate of Incorporation which provides for procedure and requirements to amend the Bylaws, and (v) Article IX of the Certificate of Incorporation which provides for the percentage of the shares necessary to amend the Certificate of Incorporation.

Amendment of Bylaws and Articles of Association

Except as otherwise provided by law, the Bylaws may be amended or repealed by the Board of Directors or by stockholders at any annual meeting, or special meeting called for such purpose. Any amendment or repeal of the Bylaws by the Board of Directors shall require the affirmative vote of a majority of the directors then in office, and any amendment or repeal of the Bylaws by the stockholders shall require the affirmative vote of not less than two thirds (2∕3) of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class, provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

The Cayman Articles will consist of a memorandum of association and articles of association. Subject to the Companies Act, the Cayman Articles and the rights attaching to the various classes, including pursuant to any certificate of designation, the Cayman Company may at any time and from time to time by special resolution alter or amend the articles of association forming a part of the Cayman Articles in whole or in part.

Limitation on Director and Officer Liability

A director of the Delaware Corporation shall not be personally liable to the Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the Director’s duty of loyalty to the Delaware Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of the Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Delaware Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Companies Act does not restrict the authority of a Cayman exempted company to indemnify its directors, officers, employees or agents.

The Cayman Articles provide that no Indemnified Person (as defined below) shall be liable: (a) for the acts, receipts, neglects, defaults or omissions of any other director or officer or agent of the Cayman Company; or (b) for any loss on account of defect of title to any property of the Cayman Company; or (c) on account of the insufficiency of any security in or upon which any money of the Cayman Company shall be invested; or (d) for any loss incurred through any bank, broker or other similar person; or (e) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or (f) for any loss, damage or misfortune whatsoever

Delaware Corporation	Cayman Company

Any amendment, repeal or modification of Article VII of the Certificate of Incorporation, which provides limitation of liability for directors of the Delaware Corporation, by either of (i) the stockholders of the Delaware Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a director at the time of such amendment, repeal or modification.

which may happen in or arise from the execution of discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto; unless the same shall happen through such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction.

Indemnification

The Delaware Corporation will indemnify its directors and officers to the fullest extent authorized by the DGCL or any other applicable law for: (i) any proceeding or any claim, issue or matter therein (other than an action by or in the right of the Delaware Corporation), which such director or officer is, or is threatened to be made, a party to or participant in by reason of such director’s or officer’s relationship to the Delaware Corporation, if such director or officer acted in good faith and in a manner such director or officer reasonably believed to be in or not opposed to the best interests of the Delaware Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful; and (ii) any proceeding or any claim, issue or matter therein by or in the right of the Delaware Corporation, which such director or officer is, or is threatened to be made, a party to or participant in by reason of such director’s or officer’s relationship to the Delaware Corporation, if such director or officer acted in good faith and in a manner such director or officer reasonably believed to be in or not opposed to the best interests of the Delaware Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such director or officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Delaware Corporation, unless, and only to the extent that, the Delaware Court of Chancery or another court in which such proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnification for such expenses that such court deems proper.

Each non-officer employee of the Delaware Corporation may, in the discretion of the Board of Directors, be indemnified by the Delaware Corporation to the fullest extent authorized by the DGCL against any or all expenses and liabilities that are incurred by

The Cayman Articles provide that, to the fullest extent permitted by law, every director (including any alternate director appointed pursuant to the provisions of the Cayman Articles), secretary, assistant secretary, or other officer (but not including the Cayman Company’s auditors) and the personal representatives of the same (“Indemnified Persons” and each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Cayman Company against all actions or proceedings whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Cayman Company’s business or affairs (including as a result of any mistake of judgment), (ii) in the execution or discharge of his or her duties, powers, authorities or discretions, or (iii) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Cayman Company or its affairs in any court whether in the Cayman Islands or elsewhere.

Each shareholder waives any claim or right of action they might have, whether individually or by or in the right of the Cayman Company, against any director or officer on account of any action taken by such director or officer, or the failure of such director or officer to take any action in the performance of his or her duties with or for the Cayman Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, willful default or willful neglect which

Delaware Corporation	Cayman Company

such non-officer employee or on such non-officer employee’s behalf in connection with any threatened, pending or completed proceeding, or any claim, issue or matter therein, which such non-officer employee is, or is threatened to be made, a party to or participant in by reason of such non-officer employee’s relationship with the Delaware Corporation, if such non-officer employee acted in good faith and in a manner such non-officer employee reasonably believed to be in or not opposed to the best interests of the Delaware Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, the Delaware Corporation may indemnify the non-officer employee only if such proceeding was authorized in advance by the Board of Directors.

The Delaware Corporation shall advance all expenses incurred by or on behalf of any director in connection with any proceeding in which such director is involved by reason of such director’s relationship with the Delaware Corporation within 30 days after the receipt by the Delaware Corporation of a written statement from such director requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by such director and shall be preceded or accompanied by an undertaking by or on behalf of such director to repay any expenses so advanced if it shall ultimately be determined that such director is not entitled to be indemnified against such expenses. Notwithstanding the foregoing, the Delaware Corporation shall advance all expenses incurred by or on behalf of any director seeking advancement of expenses hereunder in connection with a proceeding initiated by such director only if such proceeding (including any parts of such proceeding not initiated by such director) was (i) authorized by the Board of Directors, or (ii) brought to enforce such director’s rights to indemnification or advancement of expenses under the Bylaws.

The Delaware Corporation may, at the discretion of the Board of Directors, advance any or all expenses incurred by or on behalf of any officer or any non-officer employee in connection with any proceeding in which such person is involved by reason of his or her status as an officer or non-officer employee upon the receipt by the Delaware Corporation of a statement or statements from such officer or non-officer employee requesting such advance or advances from time to time, whether prior may attach to such director or officer.

The Cayman Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under the Cayman Articles or otherwise.

The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Cayman Company or otherwise.

Delaware Corporation	Cayman Company

to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by such officer or non-officer employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any expenses so advanced if it shall ultimately be determined that such officer or non-officer employee is not entitled to be indemnified against such expenses.

The rights conferred on any person by the Bylaws will not be exclusive of any other right which such person may have or hereafter acquire.

Conversion Rights

When the Delaware Corporation’s stockholders approve the conversion of the Delaware Series B Preferred Stock, the holders of the Delaware Series B Preferred Stock will have the right to convert such shares into Delaware Corporation Common Stock at any time at a ratio of 1 share of Delaware Series B Preferred Stock to 1,000 shares of Delaware Corporation Common Stock, subject to certain limitations, including that a holder of Delaware Series B Preferred Stock is prohibited from converting shares of Delaware Series B Preferred Stock into shares of Delaware Corporation Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.99% and thereafter adjusted) of the total number of shares of Delaware Corporation Common Stock issued and outstanding immediately after giving effect to such conversion.

Effective as of 5:00 p.m. (Eastern Time) on the third business day after the date that the Delaware Corporation’s stockholders approve the conversion of the Delaware Series C Preferred Stock, each share of Delaware Series C Preferred Stock will automatically convert into 1,000 shares of Delaware Corporation Common Stock, subject to certain beneficial ownership limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of Delaware Corporation Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.9% and thereafter adjusted) of the total number of shares of Delaware Corporation Common Stock issued and outstanding immediately after giving effect to such conversion. Any shares of Delaware Series C Preferred Stock that are not automatically converted as a result of the beneficial ownership limitations will remain

In accordance with the Cayman Series B Certificate of Designation and Cayman Series C Certificate of Designation, each Cayman Series B Preferred Shares and Cayman Series C Preferred Shares then issued and outstanding shall be convertible, at any time and from time to time, at the option of the holder thereof, at a ratio of 1 Cayman Series B Preferred Share or 1 Cayman Series C Preferred Share to 1,000 Cayman Shares, subject to certain limitations, including that a holder of Cayman Series B Preferred Shares or Cayman Series C Preferred Shares will be prohibited from converting Cayman Series B Preferred Shares or Cayman Series C Preferred Shares into Cayman Shares if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.99% and thereafter adjusted) of the total number of Cayman Shares issued and outstanding immediately after giving effect to such conversion.

Delaware Corporation	Cayman Company

outstanding, and the holders of such shares of Delaware Series C Preferred Stock will have the right to convert such shares into Delaware Corporation Common Stock at any time at a ratio of 1 share of Delaware Series B Preferred Stock to 1,000 shares of Delaware Corporation Common Stock, subject to certain limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of Delaware Corporation Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.9% and thereafter adjusted) of the total number of shares of Delaware Corporation Common Stock issued and outstanding immediately after giving effect to such conversion.

Preemptive Rights

Delaware Corporation stockholders do not have preemptive rights. Thus, if additional shares of Delaware Corporation Common Stock are issued, the current holders of Delaware Corporation Common Stock will own a proportionately smaller interest in a larger number of outstanding shares of Common Stock to the extent that they do not participate in the additional issuance.

Cayman Company shareholders will not have preemptive rights. Thus, if additional Cayman Shares are issued, the current holders of Cayman Shares will own a proportionately smaller interest in a larger number of outstanding Cayman Shares to the extent that they do not participate in the additional issuance.

Distributions to Stockholders

Dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Delaware Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof.

Subject to the Companies Act, the Cayman Articles and any certificate of designation, and except as otherwise provided by the rights attached to any shares, the directors may resolve to declare dividends (including interim dividends) and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of the Cayman Company lawfully available therefor. All dividends shall be declared and paid according to the amounts paid up on the Cayman Shares, but if and for so long as nothing is paid up on any of the Cayman Shares, dividends may be declared and paid according to the par value of the Cayman Shares. Dividends may be paid in cash, in property, or in shares.

Exclusive Forum

The Bylaws provide that unless the Delaware Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware) shall be the sole and exclusive forum for state law claims for (i) any derivative action or proceeding brought on behalf of the Delaware Corporation; (ii) any action asserting a claim of breach of or based on a fiduciary duty owed by any current or

The Cayman Articles will provide that, unless the Cayman Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Cayman Articles or otherwise related in any way to each member’s shareholding in the Cayman Company, including but not limited to: (a) any derivative action or proceeding brought on behalf of the Cayman Company; (b) any action asserting a claim of breach of any

Delaware Corporation	Cayman Company

former director, officer or other employee of the Delaware Corporation to the Delaware Corporation or its stockholders; (iii) any action asserting a claim against the Delaware Corporation or any current or former director, officer, or other employee or stockholder of the Delaware Corporation arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws; or (iv) any action asserting a claim against the Delaware Corporation governed by the internal affairs doctrine. Unless the Delaware Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

fiduciary or other duty owed by any current or former director, officer or other employee of the Cayman Company to the Cayman Company or the members; (c) any action asserting a claim arising pursuant to any provision of the Companies Act or the Cayman Articles; or (d) any action asserting a claim against the Cayman Company concerning its internal affairs.

Registration Rights

Other than in connection with the Asset Acquisition, Delaware Corporation stockholders do not have any registration rights.

In connection with the Asset Acquisition, the Delaware Corporation entered into a registration rights agreement with the investors participating in the Securities Purchase Agreement, pursuant to which, among other things, the Delaware Corporation is obligated to prepare and file a resale registration statement with the SEC within 45 calendar days following the closing of the financing associated with the Securities Purchase Agreement. The registration rights agreement also contains customary terms, including an obligation to indemnify the participating investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement.

Assuming the Delaware Corporation enters into a registration rights agreement with the investors participating in the Securities Purchase Agreement, the Cayman Company will have comparable obligations pursuant to the registration rights agreement.

Stock Transfer Restrictions Applicable to Stockholders

Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Delaware Corporation by the surrender to the Delaware Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Delaware Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Delaware Corporation by submitting to the Delaware Corporation or its transfer agent such evidence of

Transfer of Cayman Shares in record form may be subject to the restrictions that may be set out from time to time in the Cayman Articles, including, without limitation, the receipt of an instrument of transfer in such form as the directors may in their absolute discretion approve and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer.

Delaware Corporation	Cayman Company
transfer and following such other procedures as the Delaware Corporation or its transfer agent may require.

Comparison of Stockholder Rights under Delaware and Shareholder Rights under Cayman Islands Law
The Companies Act and the common law of the Cayman Islands are similar in many respects to the statutory corporate laws of Delaware, as governed by the DGCL. However, there are certain differences that may affect the rights of a stockholder or shareholder of the Company, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Delaware Corporation under the DGCL and the rights of shareholders of the Cayman Company following completion of the Cayman Redomestication under the Companies Act. This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights.
Increasing or Decreasing Authorized Capital Stock or Share Capital
Under Delaware law, stockholders must approve an amendment to the corporation’s charter to increase or decrease in the number of authorized shares in accordance with the provisions of the applicable statute.
Under Cayman Islands law, the memorandum and articles of association of a Cayman Islands exempted company sets the authorized share capital. Any changes made to the authorized share capital of a Cayman Islands exempted company will require an ordinary resolution and any amendment to the memorandum and articles of association of a Cayman Islands exempted company will require a special resolution.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years. While the Companies Act does not provide for the classification of directors into classes with staggered terms of office, Cayman Islands law allows companies to implement a classified board structure through their articles of association.
Cumulative Voting
Under Delaware law, cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.
Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors.
The Companies Act does not provide for cumulative voting as a mechanism for electing directors and if a Cayman Islands exempted company wants to allow cumulative voting, it must explicitly set out in its articles of association.
The Certificate of Incorporation does not provide for cumulative voting in the election of directors. Similarly, the Cayman Articles do not provide for cumulative voting.
Vacancies
Under the DGCL, subject to the certificate or articles of incorporation, bylaws, memorandum and articles of association and the rights of any holders of any outstanding series of preferred stock, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Under Cayman Islands law, there is no statutory rule governing how board of director vacancies may be filled. Instead, the process is governed by a Cayman Islands exempted company’s articles of association, which generally give the remaining directors discretion to appoint a replacement until the next annual meeting or for the remainder of the term, and may also require shareholder approval.
Removal of Directors
Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against their removal would be sufficient to elect him or her. Currently, as permitted by the DGCL when a company’s board of directors is classified, the Certificate of Incorporation provides that directors may be removed only for cause and only by the affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding shares of capital stock of the Delaware Corporation then entitled to vote at an election of directors.
Under Cayman Islands law, there is no statutory right for shareholders to remove directors. Instead, the removal process is governed by a Cayman Islands exempted company’s articles of association. Under the Cayman Articles, subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation, neither the Board of Directors nor any individual director may be removed without cause. Subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation, any individual director or the Board of Directors may be removed with cause by a special resolution.
Fiduciary Duties and Business Judgment
Under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.
Under Cayman Islands law, directors owe fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.
Similar to Delaware law, Cayman Islands law permits directors to rely on information, opinions, reports and statements prepared by officers, employees, committees or professional advisors, provided such reliance is reasonable and made in good faith. While Cayman Islands law does not have a statutory business judgment rule, as a matter of Cayman Islands law, a director is under a general fiduciary duty to avoid conflicts of interest and Cayman Islands courts will generally defer to directors’ decisions if made in good faith, for a proper purpose and without conflicts of interest.
Flexibility for Decisions, Including Takeovers
The DGCL does not provide a list of statutory factors that corporate directors and officers may consider in making takeover decisions. Instead, in a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.
Cayman Islands law does not provide a list of statutory facts that directors and officers may consider in making takeover decisions.
Under Cayman Islands law, directors owe fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

Limitation on Personal Liability of Directors and Officers
The DGCL by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation and their stockholders for monetary damages for breach of a director’s fiduciary duty.
The DGCL permits corporations to adopt charter provisions exculpating directors from monetary liability to the corporation and its stockholders for breaches of the directors’ duty of care, but the statute precludes liability limitation for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. With respect to a corporation’s most senior officers namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a public company’s most recent SEC filings or who otherwise consent to jurisdiction under Delaware’s long-arm statute applicable to directors and officers of Delaware corporations the DGCL authorizes similar limitations of liability, but only in connection with direct claims brought by stockholders, including class actions. The DGCL does not, however, authorize a limitation on liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exempting its directors or officers from liability for negligence or a breach of duty or a breach of trust, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud or the consequences of committing a crime.
Under Cayman Islands law, in most cases, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers usually may not be brought by a shareholder. However, based on both Cayman Islands and English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which: a company is acting, or proposing to act, illegally or beyond the scope of its authority; the act complained of, although not beyond the scope of the authority, could only be effected if duly authorized by more than the number of votes which have actually been obtained; or those who control the company are perpetrating a “fraud on the minority.” In those instances, a shareholder may have a direct right of action against the Cayman Company where the individual rights of that shareholder have been infringed or are about to be infringed.
Indemnification
The DGCL has statutory mechanisms that permit corporations to indemnify directors, officers, employees and agents in similar circumstances.
In suits that are not brought by or in the right of the corporation, the DGCL’s statutory indemnification mechanisms permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover under these statutory provisions as long as they acted in good faith and believed their actions were either in the best interests of or not opposed to the best interests of the corporation.
In derivative suits brought in connection with a Delaware corporation, a corporation may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.
Under Cayman Islands law, in most cases, a Cayman Islands exempted company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) a Cayman Islands exempted company’s directors or officers usually may not be brought by a shareholder. However, based on both Cayman Islands and English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which: a company is acting, or proposing to act, illegally or beyond the scope of its authority; the act complained of, although not beyond the scope of the authority, could only be effected if duly authorized by more than the number of votes which have actually been obtained; or those who control the company are perpetrating a “fraud on the minority.” In those instances, a shareholder may have a direct right of action against a Cayman Islands exempted company where the individual rights of that shareholder have been infringed or are about to be infringed.
Under the statutory indemnification mechanism in Delaware law, no corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed to the statutory provisions governing indemnity.
The Companies Act does not restrict the authority of a Cayman Islands exempted company to indemnify its directors, officers, employees or agents, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, actual fraud or the consequences of committing a crime. The Cayman Articles provide for indemnification for every director and officer of the Cayman Company.
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that they are not entitled to be indemnified by the corporation as authorized under the DGCL. A Delaware corporation has the discretion to decide whether or not to advance such defense expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.
Cayman Islands law does not restrict the authority of a Cayman Islands exempted company to advance expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding, but there is no statutory provision expressly requiring or governing advancement of expenses. Instead, the ability to advance expenses is typically addressed in a Cayman Islands exempted company’s articles of association. The Cayman Articles provide for expense advancement provisions for Indemnified Persons.
Director Compensation
Both the DGCL and the Companies Act do not have a specific statute governing either the establishment of director compensation, or the fairness of director compensation. The Board of Directors after the Cayman Redomestication will establish the compensation of its directors.
Action by Written Consent of Directors
The DGCL provides that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.
The Companies Act does not prescribe rules for the written consent of directors and the process is governed by a Cayman Islands exempted company’s articles of association which typically allows board decisions to be made by unanimous written consent in lieu of a meeting of the board of directors.
Neither the Certificate of Incorporation or Bylaws, nor the Cayman Articles, limit the type or nature of a board action taken by consent in writing or by electronic transmission. A resolution in writing or by electronic transmission passed by the directors of the Cayman Company will be required to be executed by all the directors or committee thereof, entitled to receive notice of meetings of directors or committee thereof.
Actions by Written Consent of Stockholders and Shareholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Under Cayman Islands law, there is no statutory restriction on shareholder action by written consent and the process is governed by a Cayman Islands exempted company’s articles of association.
While the Certificate of Incorporation prohibits action by written consent of the stockholders, the Cayman Articles permit an ordinary or special resolution to be signed in writing by all shareholders of the Cayman Company entitled to receive notice of and to attend and vote at general meetings of the Company, in lieu of a general meeting and such written resolution will be as valid and effective as if such resolution had been passed at a meeting of the shareholders.
Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.
Under the Companies Act and the Cayman Articles, the directors, by resolution, may declare dividends on shares in issue and authorize payment out of the funds of the Cayman Company lawfully available therefor. The directors may, subject to the preference of any classes of shares, authorize a dividend at such time and of such an amount as they think fit if they are satisfied that the Cayman Company will, have sufficient profits and/or share premium lawfully available therefor and, immediately after the payment of the dividend, satisfy the solvency test (that is, if the directors can determine based on the facts at the time that the company can in the future, following the payment of the dividend, pay its debts as they fall due in the ordinary course of business).
Restrictions on Business Combinations
While Delaware law provides certain protections to stockholders in connection with certain business combinations, which can be found in Section 203 of the DGCL, Cayman Islands law does not provide equivalent statutory protections to shareholders. Under Cayman Islands law, any specific provisions relating to business combinations needs to be set out expressly in the articles of association of a Cayman Islands exempted company. See “Stockholder and Shareholder Vote for Mergers and Other Corporation Reorganizations” below.
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Delaware Corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “interested stockholders” generally is defined as any person (including its affiliates and associates) that beneficially owns 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the beneficial owner of 15% or more of the outstanding voting stock of the corporation at any time in the last three-year period, and the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder. Delaware companies are entitled to opt out of the business combination provisions of the DGCL. The Delaware Corporation has not opted out of the business combination provisions of Section 203 of the DGCL.
Stockholder and Shareholder Vote for Mergers and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or sale involving substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction.
The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
Under Cayman Islands law, a company may merge with another company (wherever incorporated, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company) pursuant to the Companies Act. A merger under Cayman Islands law requires the approval by a special resolution, which in the context of a general meeting of the Cayman Company requires (i) not less than a two-thirds majority of the votes cast by such shareholders attending and voting in person or, where proxies are allowed, by proxy at a quorate general meeting of the Cayman Company or (ii) the written resolution of all shareholders entitled to vote at such general meeting.
No shareholder resolution is required for a merger between a parent company (i.e., a company that holds issued shares that together represent 90% of the votes at a general meeting of the subsidiary company) and its subsidiary company, provided the parent company is the surviving entity and a copy of the plan of merger (including the memorandum and articles of association of the company) is given to every member of each subsidiary company to be merged unless that member agrees otherwise.
Under Cayman Islands law, a Cayman Islands exempted company may be acquired through a tender offer by a third party. Where the holders of 90% or more in value of a class of the Cayman Company’s shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares in the Cayman Company, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four month period, unless, within one month, the non-tendering shareholders can obtain a Cayman court order otherwise providing. If the offeror has acquired acceptances of 90% of all the Cayman Company’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer.
A Cayman Islands exempted company may also be acquired by a court-approved scheme of arrangement under the Companies Act. A scheme of arrangement with one or more classes of shareholders requires a court order from the Cayman court and the approval of shareholders representing 75% or more by value of the shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme.

Appraisal or Dissenter’s Rights
Under Delaware law, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.
In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Certificate of Incorporation and Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
Generally, under Cayman Islands law, shareholders of a Cayman Islands exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Companies Act a shareholder shall be entitled to receive the fair value of their shares upon dissenting from such merger. Rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date and where the consideration for such shares to be contributed are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.
The mechanics and timing procedures vary somewhat between Delaware and the Cayman Islands, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Stockholders and General Meetings of Shareholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
Under Cayman Islands law, there is no statutory right for shareholders to call a general meeting where the articles of association provide for the calling of meetings. Where the articles of association provide for calling of meetings, the ability to convene such a meeting will be governed by the company’s articles of association.
Meetings Pursuant to Petition of Stockholders and Shareholders
The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Under Cayman Islands law, there is no statutory provision allowing shareholders to petition a court to compel a general meeting and Cayman Islands exempted companies are not required to hold annual general meetings, unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.
Adjournment of Stockholder and Shareholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under Cayman Islands law, the adjournment of shareholder meetings is not regulated by statute and is instead governed by a Cayman Islands exempted company’s articles of association. Typically, a Cayman Islands exempted company’s articles provide that if a meeting is not quorate, it may be adjourned to a later date without requiring new notice. There is no statutory requirement to provide notice of an adjourned meeting unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.
Duration of Proxies
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.
Under Cayman Islands law, there is no statutory equivalent, but the Cayman Articles state that a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period.
Quorum and Voting
The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series, or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board.
Under Cayman Islands law, quorum requirements are not regulated by statute and are instead governed by a Cayman Islands exempted company’s articles of association. Business may only be transacted at a meeting of shareholders of a Cayman Islands exempted company if a quorum is present. The Cayman Articles provide that a quorum for an annual or general meeting of shareholders of the Cayman Company is a simple majority of the issued and outstanding shares of the Cayman Company present in person or by proxy and entitled to vote at that meeting.
Stockholder and Shareholder Inspection Rights
The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from certificate, bylaws, minutes and signed consents of stockholder meetings, formal communications to stockholders as a whole, minutes and resolutions of the board and committees, materials provided to the board and committees, annual financial statements, Section 122(18) (i.e., Moelis) agreements, and director independence questionnaires within three years of the demand for a proper purpose. In the event that the corporation does not have specified books and records, including minutes of board and committee meetings, actions of board or any committee, financial statements and director and officer independence questionnaires, the Court of Chancery of the State of Delaware may order the production of additional corporate records necessary and essential for the stockholder’s proper purpose. A stockholder demand must describe its proper purpose and the records it seeks with reasonable particularity. A proper purpose is one reasonably related to such person’s interest as a stockholder. Information from books and records obtained by a stockholder from a production under Section 220 will be deemed to be incorporated by reference into any complaint filed by or at the direction of a stockholder on the basis of information obtained through a demand for books and records.
Under Cayman Islands law, shareholders generally do not have any rights to inspect or obtain copies of the register of shareholders or other corporate records of a company, though directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of a Cayman Islands exempted company or any of them will be open to the inspection of shareholders not being directors.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for their own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for their own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Unlike Delaware law, Cayman Islands law does not have a codified corporate opportunity doctrine and a director’s obligations in relation to business opportunities are governed by general fiduciary duties which include the duty to act in good faith and in the best interests of the company, the duty to avoid conflicts of interests and a duty to exercise independent judgement and avoid self-dealing. A Cayman Islands director may engage in business activities outside a Cayman Islands exempted company, provided that they have disclosed any personal interest in the opportunity. If the director properly declares their interest at a board meeting, Cayman Islands law generally permits the company to approve the transaction. A director may also vote on resolutions related to such a contract provided the interest has been disclosed.
What Doesn’t Change After Cayman Redomestication?
Apart from being governed by the Cayman Articles, the Companies Act, and the common law of the Cayman Islands, following completion of the Cayman Redomestication, the Company will continue to exist in the form of a Cayman exempt company and will continue to be treated as a U.S. corporation for all purposes under the Code. By virtue of the Cayman Redomestication, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Cayman Company and will be the property of the Cayman Company. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Cayman Company and may be enforced against the Cayman Company.
No Change in the Business
The Cayman Redomestication will not result in any change in our business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Cayman Redomestication).
Our management, including all directors and officers, will remain the same in connection with the Cayman Redomestication and will have the same positions with the Cayman Company. To the extent that the Cayman Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Cayman Redomestication. The Company does not expect that any such required consent will impede our ability to redomesticate to the Cayman Islands. The Cayman Redomestication will not otherwise adversely affect any of our material contracts with any third parties, and our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Cayman Company.
No Stock Exchange Listing or Securities Act Consequences
The Company will continue to be a publicly held company following completion of the Cayman Redomestication, and the Cayman Shares will continue to be listed on Nasdaq and traded under the symbol “GLTO”. We expect that the Cayman Shares will trade under a new CUSIP. The Company will continue to file required periodic reports and other documents with the SEC. Except as related to the implementation of a new CUSIP, there is not expected to be any interruption in the trading of the Cayman Shares as a result of the Cayman Redomestication. The Company and our stockholders will be in the same respective positions under the federal securities laws after the Cayman Redomestication as the Company and our stockholders were prior to the Cayman Redomestication.
No Material Accounting Implications
Effecting the Cayman Redomestication will not have any material accounting implications.

No Exchange of Stock Certificates Required
Stockholders will not be required to exchange their existing stock certificates (if any) for new share certificates.
U.S. Federal Income Tax Considerations of the Cayman Redomestication
The following discussion is a summary of U.S. federal income tax considerations to U.S. Holders (as defined below) of Common Stock and Preferred Stock (the “Company stock”) of the Cayman Redomestication. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Code, Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the U.S. federal income tax considerations of the Cayman Redomestication.
This discussion is limited to a U.S. Holder that holds the Company stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:
•	U.S. expatriates and former citizens or long-term residents of the United States;
•	U.S. Holders whose functional currency is not the U.S. dollar;
•	persons holding the Company stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies and other financial institutions;
•	real estate investment trusts or regulated investment companies;
•	brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in the Company stock;
•
partnerships or other entities or arrangements classified as partnerships, passthroughs, or disregarded entities for U.S. federal income tax purposes (and investors therein), S corporations or other passthrough entities (including hybrid entities);

•	tax-exempt organizations or governmental organizations;
•	persons deemed to sell the Company stock under the constructive sale provisions of the Code;
•	persons who hold or receive the Company stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•	tax-qualified retirement plans; and
•	persons that own, or have owned, actually or constructively, more than 5% of the Company stock.
If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the Company stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Company stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Cayman Redomestication.
For purpose of this discussion, a “U.S. Holder” is any beneficial owner of the Company stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each holder is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Cayman Redomestication arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.
U.S. Tax Status of the Cayman Corporation after the Cayman Redomestication
Pursuant to Section 7874 of the Code, the Company after the Cayman Redomestication is and will continue to be treated as a U.S. corporation for all purposes under the Code. As such, the Company after the Cayman Redomestication is subject to U.S. federal income tax on its worldwide taxable income (regardless of whether such income is “U.S. source” or “foreign source”) and is required to file a U.S. federal income tax return annually with the IRS.
The Cayman Redomestication
The Cayman Redomestication will qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, a U.S. Holder will generally not recognize gain or loss upon the proposed Cayman Redomestication. A U.S. Holder will generally have the same aggregate basis in its the Company stock after the Cayman Redomestication as such U.S. Holder had in the corresponding the Company stock immediately prior to the Cayman Redomestication. A U.S. Holder’s holding period in the Company stock immediately following the Cayman Redomestication will generally include such U.S. Holder’s holding period in the corresponding the Company stock immediately prior to the Cayman Redomestication. Each U.S. Holder of shares of the Company stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.
Tax Reporting Regarding the Cayman Redomestication
Each U.S. Holder that receives shares of the Company stock in the Cayman Redomestication is required to retain permanent records pertaining to the Cayman Redomestication and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least five percent (by vote or value) of the total outstanding stock of the Company stock or who owned securities in the Company stock with a basis of $1,000,000 or more is required to attach a statement to its tax returns for the year in which the Cayman Redomestication is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in such U.S. Holder’s Company stock and the fair market value of such Company stock. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.
Additional Information
Regulatory Matters
The consummation of the Cayman Redomestication does not require any Cayman Islands regulatory approval but certain documents will be required to be filed with the Cayman Islands Registrar of Companies including:
•
A director’s undertaking confirming that the Cayman Company is able to pay its debts as they become due in the ordinary course of business together with a statement of the Cayman Company’s assets and liabilities;

•
A sworn affidavit from a director stating that the Cayman Company is not in liquidation, subject to insolvency proceedings, or in the process of being wound up in any jurisdiction together with certain other declarations required under the Companies Act;

•	A certificate good standing provided by the Secretary of State in Delaware immediately prior to the transfer by way of continuation in together with the charter documents of the Delaware Corporation;
•	A formal notice of continuation to be filed with the Cayman Islands Registrar of Companies, notifying it of the Cayman Company’s intent to continue as a Cayman Islands exempted company; and
•	A directors’ resolution resolving to change the domicile of the Delaware Corporation from Delaware to the Cayman Islands.
Once the above requirements are satisfied, the Cayman Islands Registrar of Companies will issue a Certificate of Continuation, which serves as evidence that the Cayman Company has been duly registered in the Cayman Islands and migrated out of Delaware.
The consummation of the Cayman Redomestication requires the filing of the Certificate of Conversion with the Office of the Secretary of State in Delaware.
No other regulatory or governmental approvals or consents will be required in connection with the Cayman Redomestication.
Appraisal Rights
Holders of our Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Cayman Redomestication described in this proposal.
Legal Proceedings
From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this proxy statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.
Enforcement of Civil Liabilities
The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the Federal courts of the United States.
The courts of the Cayman Islands may be unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
Interest of Certain Persons
The Board of Directors believes that the corporate laws of the state of Delaware and the Cayman Islands are substantially comparable as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board of Directors considered if redomestication to the Cayman Islands would convey any non-ratable benefits on any of our directors or officers and did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Redomestication Proposal and the Cayman Redomestication Resolutions, that our directors and executive officers may be considered to have interests in the Cayman Redomestication that are different from, or in addition to, the interests of the stockholders generally to the extent that it might afford them greater limitations on liability under the common law of the Cayman Islands for acts in their capacities as directors or officers occurring after the Cayman Redomestication. The Board of Directors has considered these potential interests, among other matters, in reaching the decision to approve the Cayman Redomestication and to recommend that our stockholders vote in favor of this proposal.
Proposal No. 3A: To approve the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion pursuant to the DGCL and adopt the Cayman Redomestication Resolutions.
Proposal No. 3B: To resolve as a special resolution that: (i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation pursuant to the Companies Act and the Cayman Redomestication Resolutions be approved; and (ii) with effect from the registration of the Company in the Cayman Islands, the memorandum of association and articles of association in the form presented to the Special Meeting (with such further consequential amendments as may be deemed necessary by the Board of Directors) be and are adopted as the memorandum of association and articles of association of the Cayman Company with the name of the company as set out therein.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS NOS. 3A AND 3B AND THE ADOPTION OF THE CAYMAN REDOMESTICATION RESOLUTIONS.

PROPOSAL NO. 4:
APPROVAL OF THE GALECTO, INC. 2026 EQUITY INCENTIVE PLAN
General
At the Special Meeting, the Company will ask its stockholders to approve the Galecto, Inc. 2026 Equity Incentive Plan (the “2026 Equity Plan”) to be effective upon approval by the stockholders of the Company. The 2026 Equity Plan was approved by the Board of Directors on December 13, 2025, subject to stockholder approval. If the 2026 Equity Plan is approved by stockholders, no further awards will be granted under the Galecto, Inc. 2020 Equity Incentive Plan.
The purpose of the 2026 Equity Plan is to promote and closely align the interests of employees, officers, non-employee directors and other individual service providers of the Company and its stockholders by providing stock-based compensation and other performance-based compensation. The objectives of the 2026 Equity Plan are to attract and retain the best available employees, officers, non-employee directors and other individual service providers for positions of substantial responsibility and to motivate participants to optimize the profitability and growth of the Company through incentives that are consistent with our goals and that link the personal interests of participants to those of our stockholders. The 2026 Equity Plan allows for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), other stock-based awards and incentive bonuses (collectively, “Awards”).
Summary of the 2026 Equity Plan
The following description of the 2026 Equity Plan is not intended to be complete and is qualified in its entirety by the complete text of the 2026 Equity Plan, a copy of which is attached as Annex I to this proxy statement. Stockholders are urged to read the 2026 Equity Plan in its entirety.
Administration
The 2026 Equity Plan will be administered by the compensation committee of the Board of Directors, or another committee designated by the Board of Directors to administer the 2026 Equity Plan, which is referred to herein as the “Administrator.” The Administrator will have broad authority, subject to the provisions of the 2026 Equity Plan, to administer and interpret the 2026 Equity Plan and Awards granted thereunder. All decisions and actions of the Administrator will be final.
Stock Subject to 2026 Equity Plan
The initial share pool under the 2026 Equity Plan will be 9,299,832 shares of Common Stock, subject to certain adjustments in the event of a change in the Company’s capitalization. The shares that may be issued under the 2026 Equity Plan will be automatically increased on January 1 of each year beginning in 2027 and ending with a final increase on January 1, 2036 in an amount equal to 5% of the diluted stock (including Common Stock, Preferred Stock and unexercised pre-funded warrants) on the preceding December 31, unless a lower, or no, increase is determined by the Administrator.
Only 9,299,832 shares of Common Stock may be issued under the 2026 Equity Plan as incentive stock options.
Shares of Common Stock issued under the 2026 Equity Plan may be either authorized and unissued shares or previously issued shares acquired by the Company. On termination or expiration of an Award under the 2026 Equity Plan, in whole or in part, the number of shares of Common Stock subject to such Award but not issued thereunder or that are otherwise forfeited back to the Company will again become available for grant under the 2026 Equity Plan. Additionally, shares retained or withheld in payment of any exercise price, purchase price, or tax withholding obligation of an Award will again become available for grant under the 2026 Equity Plan.
As of December 30, 2025, the latest practicable date prior to the filing of this proxy statement, the closing price of a share of Common Stock was $22.31 per share, as reported on the Nasdaq Stock Market.

Eligibility
Current or prospective employees, officers, non-employee directors, and other independent service providers of the Company and its subsidiaries will be eligible to participate in the 2026 Equity Plan, if selected by the Administrator. As of December 15, 2025, approximately seven employees (including four executive officers), six non-employee directors and one other individual service providers of the Company would be eligible to participate in the 2026 Equity Plan.
Types of Awards
Stock Options.  All stock options granted under the 2026 Equity Plan will be evidenced by a written agreement with the participant, which provides, among other things, whether the option is intended to be an incentive stock option or a non-qualified stock option, the number of shares subject to the option, the exercise price, exercisability (or vesting), the term of the option, which may not generally exceed ten years, and other terms and conditions. Subject to the express provisions of the 2026 Equity Plan, options generally may be exercised over such period, in installments or otherwise, as the Administrator may determine. The exercise price for any stock option granted may not generally be less than the fair market value of the Common Stock subject to that option on the grant date. The exercise price may be paid in cash or such other method as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an option, the delivery of previously owned shares, or withholding of shares deliverable upon exercise. The 2026 Equity Plan permits, without stockholder approval, the Administrator to reduce the exercise price of a previously awarded option or cancel and re-grant or exchange such option for cash or a new Award with a lower (or no) exercise price.
Stock Appreciation Rights.  SARs may be granted alone or in conjunction with all or part of a stock option. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price of the SAR. This amount is payable in Common Stock, cash, restricted stock, or a combination thereof, at the Administrator’s discretion. The 2026 Equity Plan permits, without stockholder approval, the Administrator to reduce the exercise price of a previously awarded SAR or cancel and re-grant or exchange such SAR for cash or a new Award with a lower (or no) exercise price.
Restricted Stock and RSUs.  Awards of restricted stock consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of shares of cash or stock to the participant only after specified conditions are satisfied. The Administrator will determine the restrictions and conditions applicable to each award of restricted stock or RSUs, which may include performance vesting conditions.
Other Stock-Based Awards.  Other stock-based awards are Awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the value of Common Stock.
Incentive Bonuses.  Each incentive bonus will confer upon the participant the opportunity to earn a payment, which may be subject to vesting or performance criteria established by the Administrator. Payment of the amount due under an incentive bonus may be made in cash or shares, as determined by the Administrator.
Performance Criteria
The Administrator may specify certain performance criteria which must be satisfied before Awards will be granted or will vest. The performance goals may vary from participant to participant, group to group, and period to period.
Transferability
Awards generally may not be sold, transferred for value, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option or SAR may be exercisable only by the participant during his or her lifetime.
Clawback
Awards will be subject to recoupment in accordance with any clawback policy adopted by the Company, including the Galecto, Inc. Compensation Recovery Policy (or any successor or other clawback policy adopted by the Company).

Adjustments Upon a Change in Capitalization
In the event of a change in capitalization of the Company, including any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution (other than quarterly cash dividends), the share pool and outstanding Awards will be equitably adjusted by the Administrator.
Change in Control
In the event of a change in control of the Company, the Administrator may (i) provide for the assumption of outstanding Awards, (ii) issue substitute awards, (iii) accelerate vesting or waiver any forfeiture conditions, (iv) accelerate the exercisability of the award, (v) make any other adjustments to outstanding Awards as deemed to be appropriate or (vi) provide for the cancellation and cash-out of outstanding Awards; however, if Awards are not assumed, continued or substituted for, then all outstanding Awards will become fully vested and exercisable (with performance based on target or actual achievement as determined by the Administrator).
Amendment and Termination
The Board of Directors will have the right to amend, alter, suspend, or terminate the 2026 Equity Plan at any time, provided certain enumerated material amendments may not be made without stockholder approval. No amendment or alteration to the 2026 Equity Plan or an Award or Award agreement will be made that would materially impair the rights of the holder, without such holder’s consent; however, no consent will be required if the Administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for the Company, the 2026 Equity Plan, or such Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. The 2026 Equity Plan will automatically terminate as to the grant of future awards, unless earlier terminated by the Board of Directors on December 13, 2036.
Federal Income Tax Consequences
The following is a summary of the U.S. federal income tax treatment applicable to the Company and the participants who receive Awards under the 2026 Equity Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on their specific circumstances.
The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Section 409A of the Code), or tax laws other than U.S. federal income tax law. Because individual circumstances may vary, each participant is urged to consult their own tax advisor concerning the tax implications of Awards granted under the 2026 Equity Plan.
Incentive Stock Options
Options granted under the 2026 Equity Plan may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet such requirements. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for ordinary income tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. Unless there is a “disqualifying disposition”, as described below, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. A disqualifying disposition occurs if the disposition is less than two years after the date of grant or less than one year after the exercise date. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be a capital gain or loss. If the optionee makes a disqualifying disposition of the purchased shares, then the Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Nonqualified Stock Options
No taxable income is recognized by an optionee upon the grant of a non-qualified stock option. The optionee in general will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified stock option.
Stock Appreciation Rights
No taxable income is recognized upon receipt of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the participant will be required to satisfy the tax withholding requirements applicable to such income. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR.
Restricted Stock Awards
A participant who receives unvested shares of Common Stock will not recognize any taxable income at the time those shares are granted but will have to report as ordinary income, as and when the restrictions constituting a substantial risk of forfeiture lapse, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the amount paid (if any) for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (a) the fair market value of those shares on the issue date over (b) the amount paid (if any) for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the shares subsequently vest. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time such ordinary income is recognized by the participant.
Other Awards
Generally, no taxable income is recognized upon the grant of RSUs, other stock-based awards or incentive bonuses. The participant will recognize ordinary income in the year in which the award is settled in shares or cash. The amount of that income will be equal to the fair market value of the shares on the date of issuance or the amount of the cash paid in settlement of the award, and the participant will be required to satisfy the tax withholding requirements applicable to the income. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued or the cash amount is paid.
Deductibility of Executive Compensation
Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1.0 million. It is expected that compensation deductions for any covered employee with respect to awards granted under the 2026 Equity Plan will be subject to the $1.0 million annual deduction limitation.
New Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to Awards that may be granted in the future to eligible participants under the 2026 Equity Plan because the grant of Awards and terms of such Awards are to be determined in the sole discretion of the Administrator.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE GALECTO, INC. 2026 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5:
APPROVAL OF THE GALECTO, INC. 2026 EMPLOYEE STOCK PURCHASE PLAN
General
At the Special Meeting, the Company will ask its stockholders to approve the Galecto, Inc. 2026 Employee Stock Purchase Plan (the “2026 ESPP”) to be effective upon approval by the stockholders of the Company. The 2026 ESPP was approved by the Board of Directors on December 13, 2025, subject to stockholder approval.
The purpose of the 2026 ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase shares of the Common Stock through accumulated contributions. The 2026 ESPP, and the rights of participants to make purchases thereunder, is intended to qualify under Section 423 of the Code; however, sub-plans that do not meet the requirements of Section 423 of the Code may be established for the benefit of eligible employees of non-U.S. subsidiaries of the Company.
Summary of the ESPP
The following description of the 2026 ESPP is not intended to be complete and is qualified in its entirety by the complete text of the 2026 ESPP, a copy of which is attached as Annex J to this proxy statement. Stockholders are urged to read the 2026 ESPP in its entirety.
Administration
The 2026 ESPP will be administered by the compensation committee of the Board of Directors or another committee designated by the Board of Directors to administer, which is referred to herein as the “ESPP Administrator.” All questions of interpretation of the 2026 ESPP are determined by the ESPP Administrator, whose decisions are final and binding upon all participants. The ESPP Administrator may delegate, subject to applicable law, its responsibilities under the 2026 ESPP to one or more other persons. The ESPP Administrator may adopt rules or procedures relating to the operation and administration of the 2026 ESPP to accommodate the specific requirements of local laws and procedures, including to adopt sub-plans for participants outside of the United States.
Stock Subject to ESPP
The initial share pool under the 2026 ESPP will be 619,989 shares of Common Stock, subject to certain adjustments in the event of a change in the Company’s capitalization. The shares that may be issued under the 2026 ESPP will be automatically increased on January 1 of each year beginning in 2027 and ending with a final increase on January 1, 2036 in an amount equal to the lesser of 1% of the diluted stock (including Common Stock, Preferred Stock and unexercised pre-funded warrants) on the preceding December 31 or 1,000,000, unless a lower, or no, increase is determined by the ESPP Administrator. Shares of Common Stock issued under the 2026 ESPP may either be shares of authorized but unissued Common Stock, Common Stock held as treasury shares, or Common Stock acquired in an open-market transaction.
If the total number of shares to be purchased by all participants on any exercise date (as defined below) exceeds the number of shares remaining available for issuance under the 2026 ESPP, the ESPP Administrator may make a pro rata allocation of the remaining available number of shares in as uniform a manner as possible and as the ESPP Administrator determines to be equitable.
As of December 30, 2025, the latest practicable date prior to the filing of this proxy statement, the closing price of a share of Common Stock was $22.31 per share, as reported on the Nasdaq Stock Market.
Eligibility
All employees of the Company or a designated subsidiary of the Company (as defined in the 2026 ESPP) who customarily work for more than 20 hours per week and more than five months in any calendar year and satisfy the requirements set forth in the 2026 ESPP will be eligible to participate in the 2026 ESPP. However, any employee who would own (or pursuant to Section 424(d) of the Code would be deemed to own) more than 5% of the voting power or value of the Common Stock immediately after a grant under the 2026 ESPP is not eligible to participate.

No participant may purchase more than $25,000 of Common Stock in any one calendar year or more than 2,500 shares during any purchase period (or such other limit established by the ESPP Administrator for such purchase period). As of December 15, 2025, approximately seven employees would be eligible to participate in the 2026 ESPP.
Offering Periods
The 2026 ESPP is generally implemented by a series of “offering periods”. Unless otherwise specified by the ESPP Administrator, the 2026 ESPP will be implemented by consecutive offering periods with new offering periods commencing at such times as determined by the ESPP Administrator. The ESPP Administrator will have the power to change the duration of offering periods (including the commencement dates thereof).
Payroll Deductions
To participate in an offering period, an eligible employee must execute and submit a properly completed subscription agreement on or before a date determined by the ESPP Administrator prior to the applicable enrollment date. Once enrolled in the 2026 ESPP, a participant can purchase shares of Common Stock with payroll deductions at the end of the applicable offering period. Once an offering period is over, a participant is automatically enrolled in the next offering period unless the participant chooses to withdraw from the 2026 ESPP.
Each subscription agreement will request a deduction in an amount expressed as a whole percentage between 1% and 15% and all payroll deductions will be credited to the eligible employee’s account. No interest will be paid on any amount held in the account of any eligible employee.
Option Grant
On the first trading day of each offering period, each eligible employee automatically will be granted an option to acquire shares of Common Stock on the exercise date. All participants granted options under the 2026 ESPP will have the same rights and privileges consistent with the requirements set forth in Section 423 of the Code. No eligible employee will be permitted to purchase more than shares of Common Stock during each purchase period.
Purchase Price
The price per share at which shares are purchased under the 2026 ESPP is determined by the ESPP Administrator, but in no event will be less than 85% of the fair market value of the Common Stock on the first or the last day of the offering period, whichever is lower.
Exercise of Options
At the end of each offering period, unless the participant has withdrawn from the 2026 ESPP, payroll deductions are applied automatically to purchase shares of Common Stock at the price described above. The number of shares purchased is determined by dividing the payroll deductions by the applicable purchase price, rounded down to the nearest whole share.
Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent option period (subject to earlier withdrawal in accordance with the terms of the 2026 ESPP). Any other amounts of payroll deductions in a participant’s account that are not used for the purchase of shares of Common Stock, whether because of the participant’s withdrawal, because the amount would enable the participant to purchase more than the maximum number of shares, or for any other reason, will be returned to the participant, without interest, as soon as administratively practicable after such withdrawal, exercise date or other event, as applicable.
Cancellation and Withdrawal
Participants may cancel all (but not less than all) of their option and terminate their subscription agreement by delivering a written notice revoking their subscription to the Company or by following an electronic or other withdrawal procedure determined by the ESPP Administrator. Upon such termination and cancellation, the balance in the participant’s account will be returned to the participant, without interest, as soon as administratively practicable thereafter.

Termination of Employment or Eligibility
Upon the termination of a participant’s employment with the Company (or a designated subsidiary, as applicable) for any reason or if a participant loses eligibility to participate in the 2026 ESPP, the participant’s option will be deemed cancelled, the balance in the participant’s account will be returned to the participant (or his or her estate or designated beneficiary in the event of the participant’s death), without interest, as soon as administratively practicable, and the participant will have no other rights under the 2026 ESPP.
Transferability
Rights to purchase Common Stock under the 2026 ESPP may not be transferred by a participant and may be exercised during a participant’s lifetime only by the participant.
Adjustments Upon a Change in Capitalization
In the event of any reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, extraordinary dividends or distributions, or similar events, the ESPP Administrator will appropriately adjust the number and class of shares available under the 2026 ESPP and the applicable purchase price of such shares.
Merger or Other Corporate Transaction
In the event of a merger, sale, or other similar corporate transaction involving the Company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period with respect to which such option relates will be shortened by setting a new exercise date on which such offering period shall end. The new exercise date will occur before the date of the Company’s proposed merger, sale, or other similar corporate transaction.
Amendment and Termination
The ESPP Administrator may amend, suspend or terminate the 2026 ESPP at any time and, in the event of a termination of the 2026 ESPP, may terminate all outstanding offering periods (and return each participant’s account balance to the participant) or allow outstanding offering periods to expire in accordance with their terms. The 2026 ESPP will continue in effect until terminated by the ESPP Administrator.
Federal Income Tax Consequences
The following is a brief description of the federal income tax treatment that will generally apply to the grant and exercise of rights under the 2026 ESPP, based on federal income tax laws in effect on the date of this proxy statement. The exact federal income tax treatment of options under the 2026 ESPP will depend on the specific nature of any such option and the individual tax attributes of the participant. The following summary is not intended to be exhaustive and, among other considerations, does not describe gift, estate, social security, state, local or international tax consequences. In addition, if one or more sub-plans are established for employees of non-U.S. subsidiaries, the tax rules may be different than discussed below.
The 2026 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and, as a result, employees who participate in the 2026 ESPP will be afforded favorable tax treatment subject to meeting certain requirements specified by the Code. In general, there are no federal income tax consequences to a participant upon the grant of the option to purchase shares under the 2026 ESPP at the beginning of an option period or upon its exercise on the exercise date at the end of an option period. Upon the disposition of shares of Common Stock acquired upon exercise of an option, the participant will generally be subject to tax and the nature and amount of the tax will depend on whether the employee has satisfied the statutory holding period.
If the employee holds shares acquired under the 2026 ESPP for at least two years from the grant date of his or her option and at least one year from the date he or she acquired the shares (referred to as the “statutory holding period”), any gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of (i) the amount by which the fair market value of the shares on the grant date (i.e., the first day of the option period) exceeded the exercise price for the option, or (ii) the amount by which the fair market value of the shares on the date of sale exceeds the exercise price of the option. Any additional gain or loss will be taxed as long-term capital gain or loss.

If the participant sells or otherwise disposes of the shares before the expiration of the statutory holding period, then in the year of such “disqualifying” disposition, the participant will be required to recognize ordinary income equal to the difference between the fair market value of the shares on the date of the exercise of the option and the exercise price of the option. Any additional gain or loss will be short-term or long-term capital gain or loss depending on the length of time the employee has held the shares.
The Company is not entitled to any deduction with respect to the difference between the fair market value of the Common Stock and the option exercise price if the participant satisfies the statutory holding period described above. If shares are sold before the statutory holding period is satisfied, the Company (or, if applicable, the affiliate employer) is entitled to a tax deduction for any ordinary income recognized by the participant.
New Plan Benefits
The benefits that will be received by or allocated to eligible employees under the 2026 ESPP cannot be determined at this time because the amount of payroll deductions contributed to purchase shares of Common Stock under the 2026 ESPP is entirely within the discretion of each participant (subject to the limitations discussed above).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE GALECTO, INC. 2026 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 6:
APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING
General
If we fail to receive a sufficient number of votes to approve Proposals Nos. 1, 2, 3, 4 and/or 5, we may propose to adjourn or postpone the Special Meeting. We currently do not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3, 4 and 5.
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

OTHER INFORMATION

EXECUTIVE OFFICER COMPENSATION
All of the information contained in the sections below generally relates to our named executive officer compensation for fiscal years ended December 31, 2024 and 2023 and was included in our Definitive Proxy Statement on Schedule 14A for our 2025 annual meeting of stockholders filed with the SEC on April 30, 2025 (the “Annual Proxy Statement”). Since the date of the Annual Proxy Statement, Ms. Firmani was appointed as Chief Financial Officer of the Company on November 10, 2025.
The following discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.
As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The compensation provided to our named executive officers for the fiscal years ended December 31, 2024 and 2023 is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers are:
•	Hans T. Schambye, M.D., Ph.D., our President and Chief Executive Officer;
•	Lori Firmani, our Chief Financial Officer;
•	Jonathan Freve, our former Chief Financial Officer; and
•	Garrett Winslow, our General Counsel.
The compensation of our named executive officers has consisted of a combination of base salary, cash incentive compensation and long-term incentive compensation, as more fully described below. Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2024 and 2023, as applicable.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)	Total ($)
Hans T. Schambye, M.D., Ph.D. President and Chief Executive Officer	2024	526,084	303,156	258,879	142,000	199,431(5)	1,429,550
	2023	505,741	181,600	277,774	—	—	965,115
Lori Firmani(9) Chief Financial Officer	2024	261,188	90,000	76,314	39,050	95,340(6)	561,892
Jonathan Freve Former Chief Financial Officer	2024	328,182	—	—	71,000	420,572(7)	819,754
	2023	458,640	110,100	106,789	—	25,800(8)	701,329
Garrett Winslow General Counsel	2024	400,400	192,192	91,576	71,000	142,200(6)	897,368
	2023	385,000	69,300	74,288	—	25,800(8)	554,388

(1)
For Dr. Schambye, the values stated have been converted from Danish Krone (DKK) to U.S. dollar (USD) at a rate of 6.8906:1 in 2024 and 6.8928:1 in 2023, which is the average DKK:USD exchange rate throughout the applicable fiscal year. See “Narrative Disclosure to Summary Compensation Table - Employment Arrangements” below.

(2)
The amounts set forth herein reflect bonuses earned during the respective years. For Dr. Schambye, the values stated have been converted from Danish Krone (DKK) to U.S. dollar (USD) at a rate of 7.1706:1 in 2024 and 6.9058:1 in 2023, which is the DKK:USD exchange rate prevailing as of the effective date of the respective bonus determination by our Compensation Committee.

(3)
These amounts reflect the aggregate grant date fair value of option awards for fiscal years 2024 and 2023, respectively, computed in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our officers upon the exercise of the stock options or any sale of the underlying shares of Common Stock.

(4)
These amounts reflect the aggregate grant date fair value of restricted stock unit awards for fiscal year 2024, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our 2024 Annual Report.

(5)
Consists of a one-time special bonus payment made to Dr. Schambye. The Board of Directors determined to grant this bonus in lieu of a previous bonus agreement based on Dr. Schambye’s contributions to the Company during its strategic alternative review process.

(6)
Consists of a retention bonus paid to Ms. Firmani and Mr. Winslow equal to $68,640 and $115,500, respectively, as well as 401(k) plan employer matching contributions of $20,700 in 2024 and employer contributions of $6,000 under a health savings account in 2024.

(7)	Mr. Freve left the Company effective August 12, 2024. Consists of a severance payment of $400,000 and 401(k) plan employer matching contributions of $20,572.
(8)	Consists of employer matching contributions of $19,800 in 2023, under a 401(k) plan and employer contributions of $6,000 under a health savings account in 2023.
(9)	Ms. Firmani was not a named executive officer for fiscal year 2023. As a result, no compensation information for Ms. Firmani for 2023 is included in this table.
Narrative Disclosure to Summary Compensation Table
The amounts provided above were paid pursuant to the terms of each named executive officer’s letter agreement, in each case, as described below. Any salary or bonus determinations made for non-U.S. employees of the Company in U.S. Dollars were converted into and paid in such employee’s local currency based on the exchange rate prevailing as of the effective date of the respective salary increase or bonus determination, as applicable, unless otherwise determined by the Board of Directors.
Cash Bonus
Our discretionary annual bonus program is intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Board of Directors or Compensation Committee may approve annual bonuses for our named executive officers based on individual performance, company performance, or as otherwise determined appropriate. The target bonus, as a percent of base salary, for each of our named executive officers is listed below and the amounts ultimately earned are set forth in the Summary Compensation Table above.

Name and Principal Position	2024 Target Bonus (% of base salary)
Hans T. Schambye, M.D., Ph.D. President and Chief Executive Officer	60
Lori Firmani Chief Financial Officer	30
Jonathan Freve Former Chief Financial Officer	40
Garrett Winslow General Counsel	40

Employment Arrangements
Service Agreement with Hans T. Schambye, M.D., Ph.D.
In connection with our initial hiring of Dr. Schambye as our Chief Executive Officer, we entered into a service agreement with him in April 2013. The service agreement provides that Dr. Schambye is entitled to an annualized base salary, to be adjusted in accordance with normal business practices and at our sole discretion, during his employment with us, and that he is eligible, at our sole discretion, to earn an annual bonus target, to be adjusted with normal business practices and at our sole discretion. Under the service agreement, Dr. Schambye’s employment with us can be terminated at any time and for any reason by him with three months’ written notice or us with nine months’ written notice of termination on the last day of a month. See “—Additional Narrative Description—Change of Control and Severance Arrangements” below for a description of the severance obligations that Dr. Schambye is entitled to.
On December 14, 2023, Dr. Schambye’s base salary for calendar year 2024 was increased to account for cost-of-living adjustments to DKK 3,625,012 ($526,084 USD). For 2024, Dr. Schambye received a bonus of DKK 1,254,100 ($181,600 USD), which was determined by the Compensation Committee in its discretion. Dr. Schambye did not receive an increase to his base salary for calendar year 2025.

Employment Agreement with Lori Firmani
In connection with our initial hiring of Ms. Firmani as our Vice President of Finance, we entered into an employment agreement with her in November 2020, providing for standard terms of employment including base salary, annual target bonus and benefits eligibility. Under the employment agreement, Ms. Firmani’s employment with us can be terminated at any time and for any reason by her or us at any time. If Ms. Firmani is terminated by us other than for Cause (as such term is defined in the Separation Benefits Plan (as defined below)) or resigns for Good Reason (as such term is defined in the Separation Benefits Plan), she will be entitled to receive her base salary and continuation of health benefits for six (6) months from the termination date.
On August 7, 2024, Ms. Firmani’s base salary was increased to $300,000 in connection with her appointment as our Interim Chief Financial Officer. For 2024, Ms. Firmani received a bonus of $90,000, which was determined by the Compensation Committee in its discretion.
Employment Agreement with Garrett Winslow
In connection with our initial hiring of Mr. Winslow as our General Counsel, we entered into an employment agreement with him in April 2021, providing for standard terms of employment including base salary, annual target bonus and benefits eligibility. Under the employment agreement, Mr. Winslow’s employment with us can be terminated at any time and for any reason by him or us at any time. See “—Additional Narrative Description—Change of Control and Severance Arrangements” below for a description of the severance obligations that Mr. Winslow is entitled to.
On December 14, 2023, Mr. Winslow’s base salary for calendar year 2024 was increased to account for cost-of-living adjustments to $400,400. For 2024, Mr. Winslow received a bonus of $192,192, which was determined by the Compensation Committee in its discretion. Mr. Winslow did not receive an increase to his base salary for calendar year 2025.
Employment Agreement and Separation Agreement with Jonathan Freve
In connection with our initial hiring of Mr. Freve as our Chief Financial Officer, we entered into and subsequently amended an employment agreement with him in March 2020, providing for standard terms of employment including base salary, annual target bonus and benefits eligibility. On December 14, 2023, Mr. Freve’s base salary for calendar year 2024 was increased to account for cost-of-living adjustments to $477,000.
Mr. Freve left the Company effective as of August 12, 2024 and was not eligible to receive a bonus for calendar year 2024. In August 2024, we entered into a separation agreement with Mr. Freve, pursuant to which we paid him a one-time payment equal to $400,000.
Retention Agreements
In connection with the completion of our asset acquisition with Bridge Medicines in October 2024 (the “Bridge Purchase”), the Board of Directors approved retention agreements for all employees remaining with us following the closing of the Bridge Purchase, including Dr. Schambye, Ms. Firmani and Mr. Winslow. Pursuant to the terms of these retention agreements, each executive is entitled to a cash bonus, separate from any annual bonus for 2024 or 2025, equal to 100% of his or her target bonus upon the earlier of (i) December 31, 2025, (ii) a Sale Event (as defined in our Separation Benefits Plan described below under “Additional Narrative Description - Change in Control and Severance Arrangements”), or (iii) his or her termination without Cause (as defined in the Separation Benefits Plan), provided that for (i) or (ii) the executive is employed by us on such date. Dr. Schambye’s target bonus is equal to 2,173,800 DKK and Ms. Firmani’s and Mr. Winslow’s target bonus is equal to $90,000 and $160,160, respectively.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information regarding outstanding stock options and restricted stock units held by our named executive officers as of December 31, 2024. Vesting in all instances is subject to the named executive officer’s continued service to the Company through the applicable vesting dates.

	Option Awards				Stock Awards
Name(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(11)
Hans T. Schambye, M.D., Ph.D. President and Chief Executive Officer	270(2)	—	99.50	3/22/2030	—	—
	728(2)	—	119.50	3/22/2030	—	—
	780(2)	—	149.25	3/22/2030	—	—
	8,319(3)	—	48.75	6/24/2030	—	—
	20,798(4)	—	192.50	10/6/2030	—	—
	9,009(5)	191	325.00	1/5/2031	—	—
	8,391(6)	3,109	81.00	1/4/2032	—	—
	5,750(7)	6,250	30.25	1/4/2033	—	—
	1,838(8)	42,262	7.49	10/9/2034	8,000	37,200
Lori Firmani Chief Financial Officer	1,325(9)	275	325.00	11/23/2030	—	—
	914(6)	586	81.00	1/4/2032	—	—
	759(7)	1,041	30.25	1/4/2033	—	—
	542(8)	12,458	7.49	10/9/2034	2,200	10,230
Garrett Winslow General Counsel	3,525(10)	1,275	140.25	6/15/2031	—	—
	1,828(6)	1,172	81.00	1/4/2032	—	—
	1,350(7)	1,850	30.25	1/4/2033	—	—
	650(8)	14,950	7.49	10/9/2034	4,000	18,600

(1)	Jonathan Freve, our former Chief Financial Officer, did not hold any outstanding options or restricted stock units as of December 31, 2024.
(2)	This option was granted on March 22, 2020 and was fully vested as of the grant date.
(3)	This option was granted on June 24, 2020 and is fully vested.
(4)	This option was granted on October 7, 2020 and is fully vested.
(5)
This option was granted on January 5, 2021 and 25% of the shares subject to such option vested and became exercisable on January 5, 2022, with the remaining shares vesting in equal monthly installments thereafter through January 4, 2025.

(6)
This option was granted on January 4, 2022 and 25% of the shares subject to such option vested and became exercisable on January 4, 2023, with the remaining shares vesting in equal monthly installments thereafter through January 4, 2026.

(7)
This option was granted on January 4, 2023 and 25% of the shares subject to such option vested and became exercisable on January 4, 2024, with the remaining shares vesting in equal monthly installments thereafter through January 4, 2027.

(8)	This option was granted on October 9, 2024 and the shares subject to such option vest in 48 equal monthly installments over four years from the grant date.
(9)	This option was granted on January 5, 2021 and is fully vested.
(10)
This option was granted on June 15, 2021 and 25% of the shares subject to such option vested and became exercisable on May 3, 2022, with the remaining shares vesting in equal monthly installments thereafter through May 3, 2025.

(11)
These dollar values are based on the closing price of Common Stock on the Nasdaq Capital Market on December 31, 2024, which was $4.65 These restricted stock unit awards were granted on January 3, 2024. One-third of the restricted stock units subject to the award vested on January 3, 2025 and the remaining restricted stock units will vest ratably every six months thereafter.

Additional Narrative Description
Change in Control and Severance Arrangements
On June 30, 2021, our Compensation Committee adopted a separation benefits plan (the “Separation Benefits Plan”) that is applicable to our named executive officers, as well as other members of our management team and employees designated by the Compensation Committee or Board of Directors.

The Separation Benefits Plan provides for separation benefits in the event of (i) a termination of the named executive officer’s employment by the Company other than for Cause (as such term is defined in the Separation Benefits Plan) or (ii) a resignation by such named executive officer for Good Reason (as such term is defined in the Separation Benefits Plan). The separation benefits set forth in the Separation Benefits Plan supersede the provisions of any agreements between the named executive officer and the Company that provide for severance benefits.
Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a separation and release of claims agreement, if a named executive officer’s employment is terminated by us other than for Cause, or the named executive officer resigns for Good Reason, and the termination does not occur upon a Sale Event (as such term is defined in the Separation Benefits Plan) or within twenty-four (24) months following a Sale Event (the “Post-Sale Period”), we will be obligated to:
•
continue to pay the named executive officer’s monthly base salary for a period (the “Severance Period”) of (i) fifteen (15) months, in the case of Dr. Schambye, (ii) or twelve (12) months, in the case of Mr. Winslow;

•
accelerate the vesting of equity awards held by the named executive officer at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that the equity awards that would have vested during the Severance Period shall become vested;

•
pay to the named executive officer a prorated amount equal to the bonus award for the year in which the termination of employment occurs, subject to the achievement of applicable bonus criteria as determined by the Board of Directors and payable at the same time as annual bonuses, if any, are paid to our other executive officers; and

•
for Mr. Winslow, who is located in the United States and is eligible to receive medical, dental and/or vision insurance pursuant to COBRA, pay on his behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees during the Severance Period.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a severance and release of claims agreement, if, in connection with a Sale Event or during the Post-Sale Period, a named executive officer’s employment is terminated by the Company other than for Cause, or the named executive officer resigns for Good Reason, we will be obligated to:
•
pay a lump sum equal to the named executive officer’s monthly base salary for a period of (i) eighteen (18) months, in the case of the Dr. Schambye, or (ii) twelve (12) months, in the case of Mr. Winslow;

•
accelerate the vesting of all equity awards held by such named executive officer at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that all equity awards shall become 100% vested;

•
pay to the named executive officer a lump sum equal to 150%, in the case of Dr. Schambye, or (ii) 100%, in the case of Mr. Winslow, of such named executive officer’s target bonus award for the year in which the termination of employment occurs, without regard to whether the performance goals or criteria applicable to such target bonus had been established or satisfied at the date of termination; and

•
for Mr. Winslow, who is located in the United States and is eligible to receive medical, dental and/or vision insurance pursuant to COBRA, pay on his behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees during the Severance Period.

If the severance benefits provided by the Separation Benefits Plan shall be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then such payments shall be reduced to avoid the imposition of such excise tax, provided, however, that such reduction shall only occur if the named executive officer’s reduced payments, in the aggregate, are greater than the aggregate payments to be received by the employee absent such reduction but with the imposition of the excise tax.
Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of the Compensation Committee. Typically, our practice is to make annual award grants at the beginning of each fiscal year. Our policy is to not grant stock options or similar awards in anticipation of the release of material non-public information and to not time the release of material non-public information based on equity award grant date, but some option grants may be granted close in time to the release of material non-public information to the extent those options are being granted upon hiring of new executive officers, as part of plans to make non-annual award grants to certain employees or in connection with annual grants being made as part of our director compensation policy. During the year ended December 31, 2024, we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and, the following table discloses options awarded to our named executive officers with an effective grant date during a period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports. In this case, we made option grants on October 9, 2024, two days after announcing our acquisition of the assets of Bridge Medicines on October 7, 2024, but prior to announcing on October 15, 2024 that Amy Wechsler, M.D. joined the Board of Directors.

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)
Percentage change in the closing
market price of the securities
underlying the award between
the trading day ending immediately
prior to the disclosure of material
nonpublic information and the
trading day beginning immediately
following the disclosure of
material nonpublic information
(%)

Hans T. Schambye, M.D., Ph.D. President and Chief Executive Officer	10/9/2024	44,100	7.49	258,879	-4.5%
Lori Firmani Chief Financial Officer	10/9/2024	13,000	7.49	76,314	-4.5%
Garrett Winslow General Counsel	10/9/2024	15,600	7.49	91,576	-4.5%

DIRECTOR COMPENSATION
All of the information contained in the sections below generally relates to our director compensation for fiscal year 2024 and was included in the Annual Proxy Statement. Since the date of the Annual Proxy Statement, there have been several changes to the composition of the Board of Directors, including the following:
•	Anne Prener, M.D., David Shapiro, M.D. and Amy Wechsler M.D. resigned from the Board on November 10, 2025.
•	Peter Harwin, Christopher Cain, Ph.D., and Julianne Bruno were appointed to the Board on November 10, 2025.
The following table presents the total compensation for each person who served as a non-employee member of the Board of Directors during the year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of the Board of Directors in 2024 for their services as members of the Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Carl Goldfischer, M.D.	100,559	13,636	114,195
Jayson Dallas, M.D.	57,150	6,818	63,968
Chau Q. Khuong(2)	25,989	—	25,989
Amit D. Munshi	51,168	6,818	57,986
Anne Prener, M.D.	49,375	6,818	56,193
David Shapiro, M.D.	58,750	6,818	65,568
Amy Wechsler, M.D.(3)	9,647	6,469	16,116

(1)
These amounts reflect the aggregate grant date fair value of option awards in 2024 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our 2024 Annual Report. As of December 31, 2024, Dr. Goldfischer held options to purchase 5,760 shares of Common Stock, Dr. Dallas held options to purchase 3,960 shares of Common Stock, Mr. Munshi held options to purchase 6,527 shares of Common Stock, Dr. Prener held options to purchase 3,840 shares of Common Stock, Dr. Shapiro held options to purchase 5,280 shares of Common Stock and Dr. Wechsler held options to purchase 1,200 shares of Common Stock.

(2)	Mr. Khuong left the Board of Directors effective June 20, 2024 and did not hold any options to purchase Common Stock as of December 31, 2024.
(3)	Dr. Wechsler joined the Board of Directors effective October 15, 2024.
Under our director compensation program, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The Chair of the Board of Directors and of each committee receive higher retainers for such service. Such fees are payable in arrears in four equal quarterly installments. The fees paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:

	Member Annual Fee	Chair Annual Fee
Board of Directors	$40,000	$35,000
Financing Committee	$15,000	$10,000
Audit Committee	$10,000	$10,000
Compensation Committee	$7,500	$7,500
Nomination and Corporate Governance Committee	$5,000	$5,000

We reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which he or she serves.
Upon his or her initial election or appointment to the Board of Directors, each such non-employee director is granted an option to purchase 720 shares of Common Stock under our 2020 Equity Incentive Plan. Each such option vest as to 2.778% of the shares of Common Stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director.

Upon each date of our annual meeting of stockholders, each new and continuing non-employee directors is also granted an option to purchase 720 shares of Common Stock under our 2020 Equity Incentive Plan. Each such option vests as to 8.333% of the shares of Common Stock underlying such option at the end of each successive one-month period following the grant date until the one-year anniversary of the grant date, subject to the non-employee director’s continued service as a director. On each date of our annual meeting of stockholders, our Chair of the Board of Directors shall receive an option, with the same vesting terms as other non-employee directors, for 1,440 shares instead of 720 shares. All options issued to our non-employee directors under our director compensation program are issued at exercise prices equal to the fair market value of our Common Stock on the date of grant and become exercisable in full upon specified change in control events.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents aggregate summary information as of December 31, 2024, regarding the Common Stock that may be issued upon the exercise of options and the vesting of restricted stock units under all of our existing equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	222,079	$78.37	126,570
Equity compensation plans not approved by security holders(2)	—	—	10,000
Total	222,079	$78.37	136,570

(1)
Securities included in column (a) consist of options to purchase shares of Common Stock issued under our 2020 Stock Option Plan and 2020 Equity Incentive Plan. Securities included in column (c) represent shares of Common Stock available for future issuance under our 2020 Equity Incentive Plan. The 2020 Equity Incentive Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2020 Equity Incentive Plan to be added on the first day of each fiscal year, beginning in fiscal year 2021. The evergreen provides for an automatic increase in the number of shares available for issuance equal to 5% of the number of outstanding shares of Common Stock on the immediately preceding December 31. This total does not reflect the automatic increase in the number of shares available for issuance under the 2020 Equity Incentive Plan that was effective on January 1, 2025 pursuant the evergreen provision.

(2)
Represents our 2022 Inducement Plan (the “Inducement Plan”), which was adopted by the Board of Directors on November 17, 2022. The Board of Directors adopted the Inducement Plan to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities. The Inducement Plan was adopted by the Board of Directors without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). As required under Nasdaq Listing Rule 5635(c)(4), awards under the Inducement Plan may only be made to a new employee where the award is a material inducement to the employee’s entering into employment with the Company or its subsidiaries. The Inducement Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, RSUs and other stock or cash-based awards. A total of 250,000 shares of Common Stock have been reserved for issuance under the Inducement Plan, and as of April 15, 2025, no shares have been issued under the Inducement Plan. If an award under the Inducement Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the Inducement Plan.

DESCRIPTION OF CAPITAL STOCK
Our authorized capital stock consists of 300,000,000 shares of Common Stock, par value $0.00001 per share, and 10,000,000 shares of Preferred Stock, of which 200 shares have been designated as Series A Preferred Stock, par value $0.00001 per share, 16,366 shares have been designated as Series B Preferred Stock, par value $0.00001 per share, and 43,882 shares have been designated as Series C Preferred Stock, par value $0.00001 per share.
Common Stock
Holders of Common Stock are entitled to one vote for each share of Common Stock held of record for the election of directors and on all matters submitted to a vote of stockholders. Except as described under “Anti-takeover Effects of Delaware Law and Provisions of our Certificate of Incorporation and Bylaws” below, a majority vote of the holders of Common Stock is generally required to take action under the Certificate of Incorporation and the Bylaws. Holders of Common Stock are entitled to receive dividends ratably, if any, as may be declared by the Board of Directors out of legally available funds, subject to any preferential dividend rights of any Preferred Stock then outstanding. Upon our dissolution, liquidation or winding up, holders of Common Stock are entitled to share ratably in our net assets legally available after the payment of all our debts and other liabilities, subject to the preferential rights of any Preferred Stock then outstanding. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights and no sinking fund provisions are applicable to Common Stock. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock that we have designated or may designate and issue in the future.
As of December 1, 2025, 1,595,161 shares of Common Stock were outstanding and held by 20 holders of record.
Preferred Stock
The Board of Directors has the authority, without action by the stockholders, to designate and issue up to an aggregate of 10,000,000 shares of Preferred Stock in one or more series. The Board of Directors can designate the rights, preferences and privileges of the shares of each series and any of its qualifications, limitations or restrictions. The Board of Directors may authorize the issuance of Preferred Stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of Common Stock. The issuance of Preferred Stock, while providing flexibility in connection with possible future financings and acquisitions and other corporate purposes could, under certain circumstances, have the effect of restricting dividends on Common Stock, diluting the voting power of Common Stock, impairing the liquidation rights of Common Stock, or delaying, deferring or preventing a change in control of the Company, which might harm the market price of our Common Stock. See also “—Anti-Takeover Effects of Delaware Law and Provisions of Our Certificate of Incorporation and Bylaws—Provisions of our Certificate of Incorporation and Bylaws—Undesignated Preferred Stock” below.
The Board of Directors will make any determination to issue such shares of Preferred Stock based on its judgment as to our best interests and the best interests of our stockholders.
Series A Preferred Stock
As of December 1, 2025, the Board of Directors had authorized the issuance of up to 200 shares of Series A Preferred Stock, of which 158.361 shares were issued and outstanding. The terms of the Series A Preferred Stock are as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Series A Certificate of Designation”), attached as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on October 7, 2024. On June 18, 2025, our stockholders approved, for purposes of the Nasdaq Stock Market Rules, the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock (the “Series A Stockholder Approval”). On the third business day following the Series A Stockholder Approval, certain shares of Series A Preferred Stock were, subject to certain beneficial ownership limitations, automatically converted into 1,000 shares of Common Stock upon the conversion terms set forth in the Series A Certificate of Designation. Each share of Series A Preferred Stock is convertible into 1,000 shares of Common Stock at the election of the holder of such Series A Preferred Stock, subject to certain beneficial ownership limitations. Except as required by law, the Series A Preferred Stock shall have no voting rights, provided that we may not, without the affirmative vote or written consent of the holders of majority of then outstanding Series A

Preferred Stock, among other things, alter or change adversely the power, preferences or rights given to the Series A Preferred Stock, amend the Series A Certificate of Designation, issue additional shares of Series A Preferred Stock or fail to comply with certain provisions of the Asset Purchase Agreement between us and Bridge Medicines LLC, dated October 7, 2024.
Series B Preferred Stock
As of December 1, 2025, the Board of Directors had authorized the issuance of up to 16,366 shares of Series B Preferred Stock, of which 16,366 shares were issued and outstanding. The terms of the Series B Preferred Stock are as set forth in the Series B Certificate of Designation, attached as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on November 10, 2025. Holders of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock equal to, on an as-if-converted-to-common-stock basis, and in the same form as dividends actually paid on shares of Common Stock. Except as provided in the Series B Certificate of Designation or as otherwise required by law, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock, or alter or amend the Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock, (c) or at any time while at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, (i) consummate (x) any Fundamental Transaction (as defined in the Series B Certificate of Designation) or (y) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, (ii) increase the size of the Board of Directors of the Company, (iii) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors of the Company, or (iv) retain or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (d) enter into any agreement with respect to any of the foregoing. The Series B Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.
Following the approval of the Conversion Proposal, each share of Series B Preferred Stock may, at the option of the holder, be converted into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series B Preferred Stock is prohibited from converting shares of Series B Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (established by the holder between 0% and 19.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.
Series C Preferred Stock
As of December 1, 2025, the Board of Directors had authorized the issuance of up to 43,882 shares of Series C Preferred Stock, of which 43,882 shares were issued and outstanding. The terms of the Series C Preferred Stock are as set forth in the Series C Certificate of Designation, attached as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on November 10, 2025, as corrected by Exhibit 3.3 to our Current Report on Form 8-K filed with the SEC on December 9, 2025. Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock equal to, on an as-if-converted-to-common-stock basis, and in the same form as dividends actually paid on shares of Common Stock. Except as provided in the Series C Certificate of Designation or as otherwise required by law, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series C Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing. The Series C Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.
On the third business day following the approval of the Conversion Proposal, each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (established by the holder between 0% and 19.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.
We have no current plan to issue any additional shares of Preferred Stock.
A description of the rights, preferences, and privileges of the Series B Preferred Stock and the Series C Preferred Stock is set forth above under the caption, “Description of Series B Preferred Stock” and “Description of Series C Preferred Stock”, respectively.
Registration Rights
Pursuant to the terms of the RRA, we agreed to prepare and file with the SEC a registration statement that permits the resale or other disposition of certain of the stockholders’ shares of Common Stock issued upon conversion of the Series C Preferred Stock issued to such stockholder pursuant to the Securities Purchase Agreement, subject to certain exceptions, use commercially reasonable efforts to keep the registration statement effective under the Securities Act for so long as such securities registered for resale thereunder retain their character as Registrable Securities (as defined in the RRA).
We have also agreed, among other things, to indemnify such stockholders and each of their respective officers, directors, members, employees, partners, managers, stockholders, affiliates, investment advisors and agents, each person who controls any such stockholder and the officers, directors, members, employees, partners, managers, stockholders, affiliates, investment advisors and agents of each such controlling person from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to our obligations under the RRA.
Anti-Takeover Effects of Delaware Law and Provisions of Our Certificate of Incorporation and Bylaws
Certain provisions of the DGCL, and of our Certificate of Incorporation could have the effect of delaying, deferring or discouraging another party from acquiring control of us. These provisions, which are summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and, as a consequence, they might also inhibit temporary fluctuations in the market price of our Common Stock that often result from actual or rumored hostile takeover attempts. These provisions are also designed in part to encourage anyone seeking to acquire control of us to first negotiate with the Board of Directors. These provisions might also have the effect of preventing changes in the Board of Directors or management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests. However, we believe that the advantages gained by protecting our ability to negotiate with any unsolicited and potentially unfriendly acquirer outweigh the disadvantages of discouraging such proposals, including those priced above the then-current market value of our Common Stock, because, among other reasons, the negotiation of such proposals could improve their terms.

Delaware takeover statute
We are subject to the provisions of Section 203 of the DGCL (“Section 203”). In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:
•	before the stockholder became interested, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances, but not the outstanding voting stock owned by the interested stockholder; or

•
at or after the time the stockholder became interested, the business combination was approved by the Board of Directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:
•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, lease, pledge, exchange, mortgage or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;
•	subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•
subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.
In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.
Provisions of our Certificate of Incorporation and Bylaws
Our Certificate of Incorporation and Bylaws include a number of provisions that may have the effect of delaying, deferring or discouraging another party from acquiring control of us and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with the Board of Directors rather than pursue non-negotiated takeover attempts. These provisions include the items described below.
•
Board of Directors composition and filling vacancies. In accordance with our Certificate of Incorporation, the Board of Directors is divided into three classes serving staggered three-year terms, with one class being elected each year. Our Certificate of Incorporation also provides that directors may be removed only for cause and then only by the affirmative vote of the holders of not less than two thirds of the capital stock then entitled to vote at an election of directors. Furthermore, any vacancy on the Board of Directors, however occurring, including a vacancy resulting from an increase in the size of the Board of Directors, may only be filled by the affirmative vote of a majority of our directors then in office even if less than a quorum.

•
No written consent of stockholders. Our Certificate of Incorporation provides that all stockholder actions are required to be taken by a vote of the stockholders at an annual or special meeting, and that stockholders may not take any action by written consent in lieu of a meeting. This limit may lengthen the amount of time required to take stockholder actions and would prevent the amendment of our Bylaws or removal of directors by our stockholder without holding a meeting of stockholders.

•
Meetings of stockholders. Our Bylaws provide that only a majority of the members of the Board of Directors then in office may call special meetings of stockholders and only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders. Our Bylaws limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

•
Advance notice requirements. Our Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. The notice must contain certain information as specified in the Bylaws.

•
Amendment to certificate of incorporation and bylaws. As required by the DGCL, any amendment of our Certificate of Incorporation must first be approved by a majority of the Board of Directors, and if required by law or our Certificate of Incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment, and a majority of the outstanding shares of each class entitled to vote thereon as a class, except that the amendment of the provisions relating to stockholder action, directors, limitation of liability and the amendment of our Certificate of Incorporation must be approved by not less than two thirds of the outstanding shares entitled to vote on the amendment, and not less than two-thirds of the outstanding shares of each class entitled to vote thereon as a class. Our Bylaws may be amended by the affirmative vote of a majority vote of the directors then in office, subject to any limitations set forth in the Bylaws; and may also be amended by the affirmative vote of at least two thirds of the outstanding shares entitled to vote on the amendment, voting together as a single class.

•
Undesignated Preferred Stock. Our Certificate of Incorporation provides for 10,000,000 authorized shares of Preferred Stock. The existence of authorized but unissued shares of Preferred Stock may enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, the Board of Directors were to determine that a takeover proposal is not in the best interests of us or our stockholders, the Board of Directors could cause shares of Preferred Stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our Certificate of Incorporation grants the Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of Preferred Stock. The issuance of shares of Preferred Stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance may also adversely affect the rights and powers, including voting rights, of these holders and may have the effect of delaying, deterring or preventing a change in control of us.

•
Exclusive forum. Our Bylaws provide that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for: (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors or officers to us or our stockholders, (iii) any action asserting a claim against us arising pursuant to any provision of the DGCL or our Certificate of Incorporation or Bylaws, (iv) any action to interpret, apply, enforce, or determine the validity of our Certificate of Incorporation or Bylaws, or (v) any action asserting a claim against us governed by the internal affairs doctrine. This exclusive forum provision will not apply to any causes of action arising under the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Unless we consent in writing to the selection of an alternate forum, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, as we are a Delaware corporation. Although our Bylaws contain the choice of forum provision described above, it is possible that a court could rule that such provisions are inapplicable for a particular claim or action or that such provisions are unenforceable.

Transfer Agent and Registrar
The transfer agent and registrar for our Common Stock is Computershare Trust Company, N.A. The transfer agent’s address is 250 Royall Street, Canton, MA 02021, and its telephone number is (800) 962-4284.
Exchange Listing
Our Common Stock is listed on the Nasdaq Capital Market under the symbol “GLTO.”

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of Common Stock as of December 1, 2025 by:
•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater than 5.0% of Common Stock.
The column entitled “Shares Beneficially Owned” is based on a total of 1,595,161 shares of Common Stock outstanding as of December 1, 2025.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to Common Stock. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of December 1, 2025 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Due to the conversion limitations on the Series B Preferred Stock and Series C Preferred Stock, shares of Common Stock issuable upon the conversion of Series B Preferred Stock and Series C Preferred Stock, if approved by our stockholders, have been excluded from beneficial ownership set forth below. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark.

	Shares beneficially owned
Name and address of beneficial owner	Number	Percentage
5% Stockholders:
Ikarian Capital, LLC (1)	285,710	17.91%
Paragon Therapeutics, Inc.(2)	120,473	7.55%
Paramora Holding LLC(3)	120,473	7.55%
Named Executive Officers and Directors:
Hans T. Schambye, M.D., Ph.D.(4)	83,858	5.01%
Lori Firmani(5)	10,323	*
Jonathan Freve(6)	480	*
Garrett Winslow(7)	17,422	1.08%
Carl Goldfischer, M.D.(8)	48,562	3.03%
Julianne Bruno(9)	8,032	*
Christopher Cain, Ph.D.(10)	—	—
Jayson Dallas, M.D.(11)	4,380	*
Peter Harwin(12)	—	—
Amit D. Munshi(13)	6,947	*
All current executive officers and directors as a group (9 persons)(14)	179,524	10.46%

*	Represents beneficial ownership of less than one percent.
(1)
This information is based on a Schedule 13G filed jointly by and on behalf of each of Ikarian Capital, LLC, a Delaware limited liability company (“Ikarian Capital”), and Neil Shahrestani on December 5, 2025. Consists of 285,710 shares of common stock held by Ikarian Healthcare Master Fund, L.P., a Cayman Islands exempted limited partnership (the “Fund”), and certain separate managed accounts. The Fund, and certain separately managed accounts managed by Ikarian Capital (collectively, the “Managed Accounts”), are the record owners of the reported securities. Ikarian Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as investment manager to the Fund and as sub-adviser to the Managed Accounts, and may be deemed to have beneficial ownership of the securities covered by this statement through the investment discretion it has over the Fund and the Managed Accounts. Ikarian Capital is ultimately controlled, indirectly, by Mr. Shahrestani. Accordingly, Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by Ikarian Capital. The Fund disclaims beneficial ownership of the shares held by the Managed Accounts. The Managed Accounts disclaim beneficial ownership of the shares held by the Fund. The address of the principal business office of each of Ikarian Capital and Mr. Shahrestani is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201.

(2)
Consists of 120,473 shares of Common Stock and excludes 1,925,000 shares of Common Stock issuable upon the conversion of 1,925 shares of Series C Preferred Stock. Paragon is managed by its board of directors, consisting of Peter Harwin, Tomas Kiselak, and Keri Lantz. Paragon’s address is 221 Crescent St., Building 23, Suite 105, Waltham, MA 02453. The shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock held by Paragon are subject to a Beneficial Ownership Limitation of 4.99%.

(3)
Consists of 120,473 shares of Common Stock and excludes 1,925,000 shares of Common Stock issuable upon the conversion of 1,925 shares of Series C Preferred Stock held. Paramora is managed by its board of managers, consisting of Mary Beth DeLena and Keri Lantz. Paramora’s address is 221 Crescent St., Building 23, Suite 105, Waltham, MA 02453. The shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock held by Paramora are subject to a Beneficial Ownership Limitation of 4.99%.

(4)
Consists of (i) 4,022 shares of Common Stock, (ii) 1,360 shares of Common Stock that will be issued upon the vesting of restricted stock units within 60 days of the date of this table and (iii) 78,476 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.

(5)
Consists of (i) 692 shares of Common Stock, (ii) 374 shares of Common Stock that will be issued upon the vesting of restricted stock units within 60 days of the date of this table and (iii) 9,257 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.

(6)	Consists of 480 shares of Common Stock. Jonathan Freve left the Company effective August 12, 2024.
(7)
Consists of (i) 1,429 shares of Common Stock, (ii) 680 shares of Common Stock that will be issued upon the vesting of restricted stock units within 60 days of the date of this table and (iii) 15,313 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.

(8)
Consists of (i) 384 shares of Common Stock held by Carl Goldfischer, M.D., (ii) 40,801 shares of Common Stock held by Bay City Capital Fund V, L.P. (“Fund V”), (iii) 777 shares of Common Stock held by Bay City Capital Fund V Co-Investment Fund, L.P. (“Co-Investment V”), and (iv) 6,600 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table held by Dr. Goldfischer. Bay City Capital Management V LLC (“Management V”) is the general partner of Fund V and Co-Investment V. Bay City Capital LLC (“BCC”), the manager of Management V, is also an advisor of Fund V and Co-Investment V and has sole voting and dispositive power with respect to the shares held by Fund V and Co-Investment V. Dr. Goldfischer, a member of the Board of Directors, is an Investment Partner and Managing Director of BCC and may be deemed to share voting, investment and dispositive power with respect to the shares held by Fund V and Co-Investment V. The principal business address of Fund V and Co-Investment V is 1000 4th Street, Suite 500, San Rafael, CA 94901.

(9)
Consists of 8,032 unvested shares of restricted Common Stock and excludes 129,000 shares of Common Stock issuable upon the conversion of 129 shares of Series C Preferred Stock. The address for Julianne Bruno is 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453. The shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock held by Julianne Bruno are subject to a Beneficial Ownership Limitation of 4.99%.

(10)	The address for Christopher Cain, Ph.D. is 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453.
(11)	Consists of 4,380 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.
(12)	The address for Peter Harwin is 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453.
(13)	Consists of 6,947 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.
(14)	See Notes (4), (5), (7), (8), (9), (10), (11), (12) and (13) above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on our website at https://www.galecto.com/. Information included on our website is not a part of this proxy statement.
You should rely only on the information contained in this proxy statement or on information to which we have referred you. We have not authorized anyone else to provide you with any information. A representative of our independent registered public accounting firm, EY Godkendt Revisionspartnerselskab, is not expected to be present at the virtual Special Meeting, and will therefore not have an opportunity to make a statement if he or she desires to do so or to respond to appropriate questions from our stockholders.
If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor at:
Stockholders may call toll free: (877) 750-8310
Banks and Brokers may call collect: (212) 750-5833
HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement to you upon written or oral request to Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark, (+45) 70 70 52 10, Attention: Garrett Winslow. If you want to receive separate copies of the proxy statement or annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS
Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting
Our Bylaws establish an advance notice procedure for stockholders who wish to nominate a person for election to the Board of Directors or present a proposal to be considered at an annual meeting of stockholders, but who do not intend for the nomination or proposal to be included in our proxy statement. To make a nomination or proposal, the stockholder must be of record at the time the notice is made, must be entitled to vote at the annual meeting of stockholders, must be present (in person or by proxy) at the annual meeting of stockholders, and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information. The stockholder must deliver timely written notice by mailing any nomination or proposal to: Corporate Secretary, Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark.
To be timely for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), our corporate secretary must receive the written notice at our principal executive offices:
•	not earlier than the close of business on February 18, 2026; and
•	not later than the close of business on March 20, 2026.
In the event that we hold our 2026 Annual Meeting more than 30 days before or more than 60 days after the first anniversary of the date of our Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of the following two dates:
•	the 90th day prior to our 2026 Annual Meeting; or
•	the 10th day following the day on which public announcement of the date of our 2026 Annual Meeting is first made.
Our Bylaws specify the requirements as to form and content of all stockholders’ notices with respect to nominations of director candidates and proposals for other business. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting. Any stockholder wishing to make a nomination must also include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected, and such information as we might reasonably require to determine the eligibility of the person to serve as a director.
As to proposals for other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action.
In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with the procedures prescribed in Rule 14a-8 under the Exchange Act and in our Bylaws. Our corporate secretary must receive stockholder proposals intended to be included in our proxy statement and form of proxy relating to our 2026 Annual Meeting made under Rule 14a-8 no later than December 31, 2025, unless the date of the 2026 Annual Meeting is held more than 30 days before or after June 18, 2026, in which case the proposal must be received a reasonable time before we begin to print and send proxy materials for the 2026 Annual Meeting.
In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b) under the Securities Exchange Act of 1934.
Any proposal of business or nomination should be mailed to: Corporate Secretary, Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark.

INFORMATION INCORPORATED BY REFERENCE
Certain information has been “incorporated by reference” into this proxy statement, which means that we have disclosed important information to you by referring you to another document filed separately with the SEC. The documents incorporated by reference into this proxy statement contain important information that you should read about us.
The following documents are incorporated by reference into this proxy statement:
(a)
our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 19, 2025, including certain information incorporated by reference therein from our Definitive Proxy Statement on Schedule 14A for our 2025 annual meeting of stockholders filed with the SEC on April 30, 2025;

(b)	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, filed with the SEC on May 8, 2025, August 5, 2025 and November 6, 2025;
(c)	our Current Reports on Form 8-K (except for information contained therein which is furnished rather than filed) filed on June 20, 2025, November 10, 2025 (as amended on December 9, 2025); and
(d)
the description of Common Stock contained in our registration statement on Form 8-A filed with the SEC on October 23, 2020 under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

We are delivering to our stockholders with this proxy statement the aforementioned annual report in accordance with Item 13(b)(2) of Schedule 14A. In addition, all reports and other documents that we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this proxy statement and prior to the Special Meeting will be deemed to be incorporated by reference into this proxy statement and to be part of this proxy statement from the date of the filing of such reports and documents. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference in this proxy statement. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
Documents incorporated by reference are also available, without charge. You may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone at the following address:
Galecto, Inc.
Attention: Corporate Secretary
Ole Maaloes Vej 3, DK-2200
Copenhagen N, Denmark
THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY OFFER OR SOLICITATION IN THAT JURISDICTION. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.
WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSALS OR US THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. WE ARE NOT RESPONSIBLE FOR, AND CAN PROVIDE NO ASSURANCES AS TO THE RELIABILITY OF, ANY INFORMATION OTHER THAN THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

OTHER MATTERS
The Board of Directors does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Special Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Annex A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GALECTO, INC.
Galecto, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1. The name of the Corporation is Galecto, Inc.
2. The amendment set forth in this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Amendment”) has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law by the board of directors of the Corporation and by the stockholders of the Corporation. This Certificate of Amendment hereby amends the Corporation’s Amended and Restated Certificate of Incorporation, as currently in effect (the “Certificate of Incorporation”) as set forth below.
3. The first paragraph of Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:
“CAPITAL STOCK
The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred ten million (510,000,000), of which (i) five hundred million (500,000,000) shares shall be a class designated as common stock, par value $0.00001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.00001 per share (the “Undesignated Preferred Stock”).”
4. Except as amended hereby, the provisions of the Certificate of Incorporation shall remain in full force and effect.
5. This Certificate of Amendment shall be effective at 8:45 am (Eastern Daylight Time) as of [•], 2026.
[End of Text]
A-1

THIS CERTIFICATE OF AMENDMENT is executed as of this [•] day of [•], 2026.

GALECTO, INC.

By:
Name:
Title:

A-2

Annex B
PLAN OF CONVERSION
This Plan of Conversion (this “Plan”) is adopted as of [•], 2026 and sets forth certain terms of the conversion of Galecto, Inc., a Delaware corporation (the “Delaware Corporation”), to a Cayman Islands exempted company (the “Cayman Company”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Part XII of the Companies Act of the Cayman Islands (as amended, the “Companies Act”).
RECITALS:
A. The Delaware Corporation was incorporated on October 16, 2019.
B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Part XII of the Companies Act, the Delaware Corporation will be converted to a Cayman Company.
C. The Board of Directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series A Certificate of Designation, the Cayman Series B Certificate of Designation, the Cayman Series C Certificate of Designation, and the Delaware Certificate of Conversion (as each is defined below).
D. The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series A Certificate of Designation, the Cayman Series B Certificate of Designation, the Cayman Series C Certificate of Designation, and the Delaware Certificate of Conversion.
E. In connection with the Conversion, on the Effective Date (as defined below), each share of Common Stock, par value $0.00001 per share (the “Delaware Common Stock”), Series A Preferred Stock, par value $0.00001 per share (the “Delaware Series A Preferred Stock”), Series B Preferred Stock, par value $0.00001 per share (the “Delaware Series B Preferred Stock”), and Series C Preferred Stock, par value $0.00001 per share (the “Delaware Series C Preferred Stock”), of the Delaware Corporation issued and outstanding (or held in treasury) immediately prior to the Effective Date shall be converted into one Ordinary Share, par value $0.00001 per share (the “Cayman Ordinary Shares”), one Series A Preference Share, par value $0.00001 per share (the “Cayman Series A Preferred Shares”), one Series B Preference Share, par value $0.00001 per share (the “Cayman Series B Preferred Shares”), and one Series C Preference Share, par value $0.00001 per share (the “Cayman Series C Preferred Shares”), respectively, of the Cayman Company.
F. The mode of carrying out the Conversion into effect shall be as described in this Plan.
ARTICLE I

THE CONVERSION
1.1 Conversion. On the Effective Date, the Delaware Corporation will be converted to the Cayman Company by way of continuation of the Company from a corporation organized under the laws of the State of Delaware to an exempted company incorporated under the laws of the Cayman Islands, pursuant to, and in accordance with, Section 266 of the DGCL and Part XII of the Companies Act (the “Conversion”). The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series A Certificate of Designation, the Cayman Series B Certificate of Designation, the Cayman Series C Certificate of Designation and the Delaware Certificate of Conversion.
1.2 Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file the memorandum and articles of association in the form attached hereto as Exhibit B (the “Cayman Articles”) and any and all documents required to be filed with the Cayman Islands Registrar of Companies in connection with the Conversion and the Delaware Corporation or the Cayman Company, as applicable, shall make all other filings or recordings required by the DGCL or the Companies Act in connection with the Conversion.
1.3 Effective Date. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the issuance of a certificate of continuation by the Cayman Islands Registrar of Companies (the “Cayman Certificate of Continuation”) or at such later date and/or time as specified in the Delaware Certificate of Conversion and the Cayman Certificate of Continuation (the “Effective Date”).
ARTICLE II

ORGANIZATION
2.1 Cayman Governing Documents. On the Effective Date, the Cayman Articles, including the Certificate of Designation of Series A Preferred Shares attached hereto as Exhibit C (the “Cayman Series A Certificate of Designation”), the Certificate of Designation of Series B Preferred Shares attached hereto as Exhibit D (the “Cayman Series B Certificate of Designation”), the Certificate of Designation of Series C Preferred Shares attached hereto as Exhibit E (the “Cayman Series C Certificate of Designation,” and together with the Cayman Articles, the Cayman Series A Certificate of Designation, and the Cayman Series B Certificate of Designation, the “Cayman Governing Documents”), shall govern the Cayman Company until amended and/or restated in accordance with the Cayman Governing Documents and applicable law.
2.2 Directors and Officers. From and after the Effective Date, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Date shall continue in their respective offices as members of the Board and officers of the Cayman Company.
ARTICLE III

EFFECT OF THE CONVERSION
3.1 Effect of Conversion. On the Effective Date, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the Companies Act. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and the Cayman Islands, the Cayman Company will continue as a body corporate for all purposes, as if incorporated and registered as an exempted company under and subject to the Companies Act and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Cayman Company and shall be the property of the Cayman Company, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Cayman Company, and may be enforced against the Cayman Company to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Cayman Company.
3.2 Conversion of Shares. On the Effective Date, by virtue of the Conversion and without any further action by the Delaware Corporation or the stockholders, (i) each share of Delaware Common Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Ordinary Share, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Ordinary Share, (ii) each share of Delaware Series A Preferred Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Series A Preferred Share, and all options, warrants or other entitlement to receive a share of Delaware Series A Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Series A Preferred Share, (iii) each share of Delaware Series B Preferred Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Series B Preferred Share, and all options, warrants or other entitlement to receive a share of Delaware Series B Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Series B Preferred Share, and (iv) each share of Delaware Series C

Preferred Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Series C Preferred Share, and all options, warrants or other entitlement to receive a share of Delaware Series C Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Series C Preferred Share.
ARTICLE IV

MISCELLANEOUS
4.1 Abandonment or Amendment. At any time prior to the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.
4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.
4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.
4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, this Plan has been executed on behalf of the Delaware Corporation by its officers thereunto duly authorized, all as of the date set forth above.

GALECTO, INC.

By:
Name:
Title:

EXHIBIT A

DELAWARE CERTIFICATE OF CONVERSION

EXHIBIT B

CAYMAN ISLANDS MEMORANDUM AND ARTICLES OF ASSOCIATION

EXHIBIT C

CAYMAN ISLANDS SERIES A CERTIFICATE OF DESIGNATION

EXHIBIT D

CAYMAN ISLANDS SERIES B CERTIFICATE OF DESIGNATION

EXHIBIT E

CAYMAN ISLANDS SERIES C CERTIFICATE OF DESIGNATION

Annex C
THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

GALECTO, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON [   ] AND EFFECTIVE AS OF [   ])

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

GALECTO, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON [   ] AND EFFECTIVE AS OF [   ])
1.	The name of the Company is Galecto, Inc. (the “Company”).
2.
The registered office of the Company will be situated at the offices of Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands or at such other location as the Directors may from time to time determine.

3.
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”).

4.
The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Act.

5.
The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.
7.
The authorised share capital of the Company is US$5,100 divided into 500,000,000 ordinary shares with a nominal or par value of US$0.00001, and 10,000,000 preferred shares with a nominal or par value of US$0.00001 provided that subject to the Companies Act and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.
The Company may exercise the power contained in Section 206 of the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in any jurisdiction outside the Cayman Islands.

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

GALECTO, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON [   ] AND EFFECTIVE AS OF [   ])

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

GALECTO, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON [   ] AND EFFECTIVE AS OF [   ])

TABLE A
The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to Galecto, Inc. (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.
INTERPRETATION
1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:
“Articles” means these articles of association of the Company, as amended or substituted from time to time.
“Audit Committee” means the audit committee of the Company formed pursuant to Article 132 hereof, or any successor audit committee.
“Branch Register” means any branch Register of such category or categories of Shareholders as the Company may from time to time determine.
“business day” means any day other than a Saturday, a Sunday or a U.S. Federal Holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in the United States.
“Certificate of Designation” means a certificate of designation of preferences, rights and limitations with respect to any Class of Preferred Shares (as may be amended from time to time).
“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.
“Companies Act” means the Companies Act (as amended) of the Cayman Islands.
“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are listed for trading, including but not limited to The Nasdaq Stock Market LLC, The NYSE MKT LLC, The New York Stock Exchange LLC or any OTC market.
“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.
“Electronic Facility” means without limitation, website addresses and conference call systems, and any device, system, procedure, method or other facility whatsoever providing an electronic means of venue for a general meeting of the Company.
“Electronic Transactions Act” means the Electronic Transactions Act (as amended) of the Cayman Islands.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“Initial Public Offering” means the Company’s initial public offering of securities.
“Material Ownership Interests” has the meaning given to it in Article 10(c).

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.
“Office” means the registered office of the Company as required by the Companies Act.
“Officers” means the officers for the time being and from time to time of the Company.
“Ordinary Resolution” means a resolution:
(a)
passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)
approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“Ordinary Shares” means the ordinary Shares in the capital of the Company of $0.00001 nominal or par value designated as Ordinary Shares, and having the rights provided for in these Articles.
“paid up” means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.
“Person” means any natural person, firm, company, joint venture, partnership, company, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.
“Preferred Shares” means the Preferred Shares in the capital of the Company of $0.00001 nominal or par value designated as Preferred Shares or such other Series of Preferred Shares, and having the rights provided for in these Articles.
“Proposing Person” has the meaning given to it in Article 10.
“Principal Register” means where the Company has established one or more Branch Registers pursuant to the Companies Act and these Articles, means the Register maintained by the Company pursuant to the Companies Act and these Articles that is not designated by the Directors as a Branch Register.
“Register” means the register of members of the Company required to be kept pursuant to the Companies Act and includes any Branch Register(s) established by the Company in accordance with the Companies Act.
“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.
“SEC” means the U.S. Securities and Exchange Commission.
“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.
“Securities Act” means the U.S. Securities Act of 1933, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“Series” means a series of a Class as may from time to time be issued by the Company.
“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.
“Shareholder” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.
“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Act.

“Solicitation Statement” has the meaning given to it in Article 10(e).
“signed” or “executed” means bearing a signature or representation of a signature affixed by mechanical means.
“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:
(a)
passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)
approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Synthetic Equity Interest” has the meaning given to it in Article 10.
“Timely Notice” has the meaning given to it in Article 10.
“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.
2.	In these Articles, save where the context requires otherwise:
(a)	words importing the singular number shall include the plural number and vice versa;
(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;
(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;
(d)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;
(e)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(f)	reference to a dollar or dollars or US$ (or $) and to a cent or cents is reference to dollars and cents of the United States of America;
(g)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;
(h)
reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(i)
reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another; and

(j)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act.

3.	Subject to the preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY
4.	The business of the Company may be commenced at any time after incorporation.
5.	The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine.
6.
The Company shall also have and maintain an office or principal place of business at such place as may be fixed by the Directors, and may also have offices at such other places, as the Directors may from time to time determine or the business of the Company may require.

7.
The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Act and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Act; provided that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Act and the rules or requirements of any Designated Stock Exchange.

SHAREHOLDERS
Annual General Meetings
8.
For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting at such time and place (including any Electronic Facility) as may be determined by the Directors in accordance with the rules of the Designated Stock Exchange, unless such Designated Stock Exchange does not require the holding of an annual general meeting. If no annual general meeting has been held for a period of thirteen (13) months after the Company's last annual general meeting, a general meeting in lieu thereof may be held, and such general meeting shall have, for the purposes of these Articles or otherwise, all the force and effect of an annual general meeting in accordance with applicable law. In such scenario, any and all references hereafter in these Articles to any annual general meeting(s) also shall be deemed to refer to any general meeting(s) in lieu thereof.

Notice of Shareholder Business and Nominations
9.
Nominations of persons for election to the board of Directors and the proposal of other business to be considered by the Shareholders may be brought before an annual general meeting (i) by or at the direction of the board of Directors or (ii) by any Shareholder who was a shareholder of record at the time of giving of notice provided for in this Article, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in Article 10 as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a Shareholder to bring nominations or business properly before an annual general meeting, and such Shareholder must also comply with the notice and other procedures set forth in Articles 9-16 to bring such nominations or business properly before an annual general meeting.

10.
For nominations or other business to be properly brought before an annual general meeting by a Shareholder pursuant to clause (ii) of Article 9, the Shareholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary or Directors of the Company, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this Article 10 and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this Article 10. To be timely, a Shareholder's written notice shall be received by the Secretary or Directors at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual general meeting; provided, however, that in the event the annual general meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual general meeting were held in the preceding year, notice by the Shareholder to be timely must be received by the Secretary or Directors of the Company not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual general meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Notwithstanding anything to the contrary provided herein, for the first annual general meeting following the initial public offering of Ordinary Shares of the Company, a Shareholder's notice shall be timely if received by the Secretary or Directors at the principal executive offices of the Company not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual general meeting or the tenth (10th) day following the day on which public announcement of the date of such annual general meeting is first made or sent by the Company. Such Shareholder's Timely Notice shall set forth:
(a)
as to each person whom the Shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (v) a description of all arrangements or understandings between or among the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Shareholder or concerning the nominee’s potential service on the board of Directors, (vi) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe fiduciary duties to the Company, and (vii) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(b)
as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text, if any, of any resolutions or amendments to the Articles proposed for adoption, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);

(c)
(i) the name and address of the Shareholder giving the notice, as they appear on the Company's books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the Class or Series and number of all Shares of the Company which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any Shares of any Class or Series of the Company as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such Shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such Shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or Shares a right to, directly or indirectly, vote any Shares of the Company, (d) any rights to dividends or other distributions on the Shares of any Class or Series of the Company, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying Shares of the Company, and (e) any performance-related fees (other than an asset based fee) that such

Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of Shares of the Company or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any Shares of the Company;
(d)
(i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of Shareholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other Shareholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known, the class and number of all shares of the Company owned beneficially or of record by such other Shareholder(s) or other beneficial owner(s); and

(e)
a statement whether or not the Shareholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of Company required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the Shares of the Company reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such Shareholder (such statement, the “Solicitation Statement”).

For purposes of this Article 10, the term “Proposing Person” shall mean the following persons: (i) the Shareholder of record providing the notice of nominations or business proposed to be brought before a Shareholders' meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a Shareholders' meeting is made.
For purposes of Article 10(c), the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “share borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of Shares of any Class or Series of the Company, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any Shares of any Class or Series of the Company, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any Shares of any Class or Series of the Company, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any Shares of the Company, or (d) increase or decrease the voting power of any person or entity with respect to any Shares of any Class or Series of the Company.
11.
A Shareholder providing Timely Notice of nominations or business proposed to be brought before an annual general meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to these Articles shall be true and correct as of the record date for such annual general meeting and as of the date that is ten (10) business days prior to such annual general meeting, and such update and supplement shall be received by the Secretary or the Directors at the principal executive offices of the Company not later than the close of business on the fifth (5th) business day after the record date for such annual general meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the annual general meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to such annual general meeting).

12.
Notwithstanding anything in the second sentence of Article 10 to the contrary, in the event that the number of directors to be elected to the board of Directors of the Company is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of Directors made by the Company at least ten (10) days before the last day a Shareholder may deliver a notice of nomination in accordance with the second sentence of Article 10, a Shareholder's notice required by these Articles shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary or Directors of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

General
13.
Only such persons who are nominated in accordance with the provisions of these Articles shall be eligible for election and to serve as Directors and only such business shall be conducted at an annual general meeting as shall have been brought before the meeting in accordance with the provisions of these Articles. The board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of these Articles. If neither the board of Directors nor such designated committee makes a determination as to whether any Shareholder proposal or nomination was made in accordance with the provisions of these Articles, the presiding officer or chairman of the annual general meeting shall have the power and duty to determine whether the Shareholder proposal or nomination was made in accordance with the provisions of these Articles. If the board of Directors or a designated committee thereof or the presiding officer or chairman, as applicable, determines that any Shareholder proposal or nomination was not made in accordance with the provisions of these Articles, such proposal or nomination shall be disregarded and shall not be presented for action at the annual general meeting.

14.
Nothing in Articles 9-15 shall obligate the Company or the board of Directors to include in any proxy statement or other shareholder communication distributed on behalf of the Company or the board of Directors information with respect to any nominee for director or any other matter of business submitted by a Shareholder.

15.
Notwithstanding the foregoing provisions in Articles 9-15, if the nominating or proposing Shareholder (or a qualified representative of the Shareholder) does not appear at the annual general meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of in Articles 9-15, to be considered a qualified representative of the proposing Shareholder, a person must be authorized by a written instrument executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer or chairman at the meeting of Shareholders.

For purposes of these Articles, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly furnished or filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
General Meetings
16.
Subject to the rights, if any, of the holders of any series of Preferred Shares and any Certificate of Designation, general meetings of Shareholders may be called only by the board of Directors acting pursuant to a resolution approved by the affirmative vote of a simple majority of the voting power of the Directors present at a meeting of the Directors, or in accordance with the terms set out in Article 53 of these Articles. Only those matters set forth in the notice of the general meeting may be considered or acted upon at a general meeting of Shareholders. Nominations of persons for election to the board of Directors of the Company and Shareholder proposals of other business shall not be brought before a general meeting of Shareholders unless such general meeting is held in lieu of an annual general meeting of Shareholders in accordance with Article 8, in which case such general meeting in lieu thereof shall be deemed an annual general meeting for purposes of these Articles and the terms of Articles 9-15 shall govern such general meeting.

Notice of Meetings; Adjournments; Postponements
17.
A notice of each annual general meeting stating the time, date and place (including any Electronic Facility) of such annual general meeting and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the annual general meeting, to each Shareholder entitled to vote thereat as of the relevant record date for such meeting by delivering such notice to such Shareholder in accordance with Articles 122-126.

18.
Notice of all general meetings of Shareholders shall be given in the same manner as provided for annual general meetings, except that the notice of all general meetings shall state the purpose or purposes for which the meeting has been called.

19.
Notice of an annual general meeting or general meeting of Shareholders need not be given to a Shareholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such Shareholder or if such Shareholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

20.
The board of Directors may postpone, cancel and reschedule any previously scheduled annual general meeting or general meeting of Shareholders and any record date with respect thereto for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Articles 9-15 or otherwise. The Directors shall make a public announcement of any cancellation or postponement or otherwise provide notice to Shareholders of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors may determine. In no event shall the public announcement of an adjournment, cancellation, postponement or rescheduling of any previously scheduled meeting of Shareholders commence a new time period for the giving of a Shareholder's notice under these Articles.

21.
When any meeting is convened, the presiding officer or chairman may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the board of Directors determines that adjournment is necessary or appropriate to enable the Shareholders to consider fully information which the board of Directors determines has not been made sufficiently or timely available to Shareholders, or (iii) the board of Directors determines that adjournment is otherwise in the best interests of the Company. When any annual general meeting or general meeting of Shareholders is adjourned to another time, date or place (including any Electronic Facility), notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the time, date and place (including any Electronic Facility), if any, to which the meeting is adjourned and the means of remote communications, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each Shareholder of record entitled to vote thereat and each Shareholder who, under these Articles, is entitled to such notice.

22.
The Directors shall determine the date, time and place (including any Electronic Facility), if any, of such general meeting. After determination of the date, time and place (including any Electronic Facility), if any, of the meeting, the Directors or Secretary shall cause a notice of general meeting to be given to the Shareholders entitled to vote as of the record date of such meeting, in accordance with Articles 17-21. No business may be transacted at such general meeting otherwise than specified in the notice of general meeting or pursuant to and in accordance with Articles 9-16 hereof.

23.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

24.
A written waiver of any notice, signed by a Shareholder, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

Quorum
25.
Except as otherwise required in any Certificate of Designation (as the case may be) or these Articles, the holders of record of one-third of the issued and outstanding Shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of Shareholders. If less than a quorum is present at a meeting, the holders of Shares representing a simple majority of the voting power present at the meeting or the presiding officer or chairman may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Articles 17-21. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The Shareholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

Voting and Proxies
26.	Except as:
(a)
otherwise provided in these Articles and subject to any rights and restrictions for the time being attached to any Share, every holder of an Ordinary Share present in person and every Person representing a Shareholder by proxy shall, at a general meeting of the Company, have one vote for each Ordinary Share of which he or she or the Person represented by proxy is the holder; and

(b)
otherwise provided for in a Certificate of Designation or as otherwise provided in these Articles and subject to any rights and restrictions for the time being attached to any Share, a holder of a Preferred Share shall have no voting rights.

27.
For the purpose of determining those Shareholders entitled to vote at any meeting of the Shareholders, except as otherwise provided by law, only persons in whose names are recorded on the Register on the record date, as provided in Article 39, shall be entitled to vote at any meeting of Shareholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a duly appointed proxy. An agent so appointed need not be a Shareholder.

28.	On a poll, votes may be given either personally or by proxy.
29.
The instrument appointing a proxy shall be either: (i) in writing under the hand of the appointor or of his or her duly authorized attorney or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorized; or (ii) given in such other manner as described in any form of proxy provided by the Company. A proxy need not be a Shareholder.

30.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.
31.
The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time specified in the notice convening the general meeting or, if no such time is specified, no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

32.
Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Company receives a specific written notice to the contrary from any one of them.

33.	A resolution put to the vote of the meeting shall be decided on a poll in such manner as the chairman directs and the result of the poll shall be deemed to be the resolution of the meeting.
Action at Meeting
34.
When a quorum is present at any meeting of Shareholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a simple majority of the votes properly cast for and against such matter, except where otherwise required under these Articles (including, without limitation, Articles 92, 127, 136 and 138), any Certificate of Designation or by applicable law.

Presiding Officer
35.
The board of Directors shall designate a representative to preside over all annual general meetings or general meetings of Shareholders, provided that if the board of Directors does not so designate such a presiding officer, then the chairman of the Board, if one is elected, shall preside over such meetings. If the board of Directors does not so designate such a presiding officer and there is no chairman of the Board or the chairman of the Board is unable to so preside or is absent, then the chief executive officer, if one is elected, shall preside over such meetings, provided further that if there is no chief executive officer or the chief executive officer is unable to so preside or is absent, then the president shall preside over such meetings. The presiding officer at any annual general meeting or general meeting of Shareholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Articles 17-25. The order of business and all other matters of procedure at any meeting of the Shareholders shall be determined by the presiding officer.

Inspector of Elections
36.
The Company shall, in advance of any meeting of Shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Shareholders, the presiding officer or chairman shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Company. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by applicable law, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer or chairman may review all determinations made by the inspectors, and in so doing the presiding officer or chairman shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer or chairman, shall be subject to further review by any court of competent jurisdiction.

Corporations Acting by Representatives at Meetings
37.
Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorize such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of any Class of Shareholder or of the Directors or of a committee of Directors, and the Person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual Shareholder or Director.

Clearing Houses
38.
If a clearing house (or its nominee) is a Shareholder of the Company it may authorize (including through an omnibus proxy form) such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any meeting of any Class of Shareholder of the Company. A person so authorized pursuant to this Article 38 shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he or she represents as that clearing house (or its nominee) could exercise if it were an individual Shareholder holding the number and Class of Shares specified in such authorization.

Record Date
39.
In order that the Company may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of Shares or for the purpose of any other lawful action, the board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of Directors, unless otherwise agreed by the Directors, and which record date: (a) in the case of determination of Shareholders entitled to vote at any meeting of Shareholders, shall, unless otherwise required by applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the board of Directors adopts the resolution relating thereto.

DIRECTORS
Powers
40.	The powers of the Company shall be exercised, its business conducted, and its property controlled, by the board of Directors.
Number of Directors; Term of Office
41.
Subject to the rights of the holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation, the number of directors that shall constitute the board of Directors shall be fixed exclusively by resolutions adopted by a simple majority of the voting power of the authorized number of Directors then in office or in accordance with terms set out in Article 53 of these Articles. Directors need not be Shareholders. If for any reason, the Directors shall not have been elected at an annual general meeting in accordance with these Articles, they may be elected as soon thereafter as convenient at a general meeting of the Shareholders called for that purpose in the manner provided in these Articles.

42.
Subject to the rights of the holders of any series of Preferred Shares to elect additional directors specified by these Articles or any Certificate of Designation, for so long as the Company’s Shares are traded on a Designated Stock Exchange, the Directors (other than those who may be elected by the holders of any Series of Preferred Shares) shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Directors are authorized to assign Directors already in office to such classes in accordance with a resolution or resolutions adopted by the board of Directors. At the first annual general meeting of Shareholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual general meeting of Shareholders following the closing of the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual general meeting of Shareholders following the closing of the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual general meeting of Shareholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article 42, each Director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the board of Directors shall shorten the term of any incumbent director. Any election of directors by Shareholders shall be determined by a plurality of the votes properly cast on the election of directors.

Qualification
43.	No Director need be a Shareholder of the Company.
Vacancies
44.
Subject to the rights, if any, of the holders of any series of Preferred Shares to elect Directors and to fill vacancies in the board of Directors relating thereto in these Articles or any Certificate of Designation, any and all vacancies in the board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a simple majority of the voting power of the Directors then in office, or in accordance with the terms set out in Article 53 of these Articles, or by a sole remaining director, and not by the Shareholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. Subject to the rights, if any, of the holders of any series of Preferred Shares to elect Directors, when the number of Directors is increased or decreased, the board of Directors shall, subject to Articles 41 and 42, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full board of Directors until the vacancy is filled.

Removal
45.
Subject to the rights and restrictions of holders of any series of Preferred Shares to remove Directors specified by these Articles or any Certificate of Designation, neither the board of Directors nor any individual Director may be removed without cause.

46.
Subject to the rights and restrictions of holders of any series of Preferred Shares to remove Directors specified by these Articles or any Certificate of Designation, any individual Director or board of Directors may be removed with cause by Special Resolution (the “Requisite Removal with Cause Threshold”).

47.
At least forty-five (45) days prior to any annual general meeting or general meeting of Shareholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

For the purposes of Articles 45 and 46 and any Certificate of Designation (as the case may be), “cause” for the removal of a Director shall be deemed to exist only if such Director has been found by the affirmative vote of the Requisite Removal with Cause Threshold (provided that written advice of external legal counsel has been provided to the Company in support of such finding), or by a court of competent jurisdiction, to have been guilty of (a) wilful misconduct or fraud in the performance of such director’s duties to the Company or (b) any fraud or dishonesty or having acted in any manner which brings, or is likely to bring, such director or the Company into disrepute or is materially adverse to the Company’s interests.
Resignation
48.
A Director may resign at any time by electronic transmission or by giving written notice to the chairman, if one is elected, the chief executive officer, if one is elected, the president or the secretary, or the board of Directors. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

Director Meetings
49.
Meetings of the board of Directors may be held at such time, date and place (including any Electronic Facility) as the board of Directors may from time to time determine and publicize by means of reasonable notice (either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, telegraph or telex, or by electronic mail or other electronic means) given to any director who is not present at the meeting at which any such resolution is adopted. No further notice shall be required for meetings of the Directors.
Quorum
50.
At any meeting of the board of Directors, a simple majority of the voting power of the Directors then in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a simple majority of the voting power of the Directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this Article 50, the total number of Directors includes any unfilled vacancies on the Board of Directors.

Action at Directors' Meeting
51.
At any meeting of the board of Directors at which a quorum is present, the vote of a simple majority of the voting power of the Directors present shall constitute action by the board of Directors, unless otherwise required under these Articles or any Certificate of Designation (as the case may be).

Waiver of Notice
52.
A written waiver of any notice, signed by a Director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

Action By Consent
53.
A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his or her appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his or her duly appointed alternate.

Manner of Participation
54.
Directors may participate in meetings of the board of Directors by means of conference telephone or other communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Articles.

Chairman
55.
The board of Directors may elect a chairman of their meetings and determine the period for which they are to hold office but if no such chairman is elected, or if at any meeting the chairman is not present after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

Committees
56.
The board of Directors, by vote of a simple majority of the voting power of the Directors then in office or in accordance with the terms set out in Article 53 of these Articles, may elect one or more committees, including, without limitation, a Compensation Committee, a Nomination and Corporate Governance Committee and an Audit Committee (in accordance with Article 132), and may delegate thereto some or all of its powers in accordance with these Articles. Except as the board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these Articles for the board of Directors. All members of such committees shall hold such offices as the board of Directors may determine. The board of Directors may abolish any such committee at any time. Any committee to which the board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the board of Directors. Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.
Compensation of Directors
57.
Directors shall receive such compensation for their services as shall be determined by a simple majority of the voting power of the Directors then in office or in accordance with the terms set out in Article 53 of these Articles, or a designated committee thereof.

Interested Directors
58.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his or her interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he or she is to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he or she may be interested therein and if he or she does so his or her vote shall be counted and he or she may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

59.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his or her office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his or her office from contracting with the Company either with regard to his or her tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting of the Directors whereat he or she or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he or she may vote on any such appointment or arrangement.

Director Records
60.	The Directors shall cause minutes to be made provided for the purpose of recording:
(a)	all appointments of Officers made by the Directors;
(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and
(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.
Authority to Wind Up the Company
61.	The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company in a general meeting.

Alternate Director
62.
Any Director may in writing appoint another Person to be his or her alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorized to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing him or her and where he or she is a Director to have a separate vote in addition to his or her own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him or her. Such alternate shall not be an Officer solely as a result of his or her appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him or her and the proportion thereof shall be agreed between them.

63.
The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, any chairman (or co-chairman) of the board of Directors, one or more chief executive officers, presiding officer, presidents, a chief financial officer, a secretary, assistant secretary, vice-presidents, assistant vice-presidents, a treasurer, assistant treasurer or any other Officers as may be determined by the Directors), and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors. No Officer need be a Shareholder or a Director. Any Person may occupy more than one office of the Company at any time.

64.
The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him or her.

SHARES
Shares
65.
Subject to these Articles and to the rights and restrictions of holders of any series of Preferred Shares specified by these Articles or any Certificate of Designation and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, all Shares for the time being unissued shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and
(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;
and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.
66.
Subject to the rights and restrictions of holders of any series of Preferred Shares specified by these Articles or any Certificate of Designation, the Directors, or the Shareholders by Ordinary Resolution, may authorize the division of Shares into any number of Classes and sub-classes and Series and sub-series and the different Classes and sub-classes and Series and sub-series shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.
67.
Any conversion of Shares may be effected in any manner available under applicable law, including redeeming or repurchasing the relevant Shares and applying the proceeds thereof towards payment for the new Shares. For the purposes of the repurchase or redemption, the Directors may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of amounts standing to the credit of the Company’s share premium account or out of its capital.

68.
The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason. The Company may, insofar as may be permitted by law, pay a commission to any Person in consideration of their subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

Fractional Shares
69.
The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

Calls on Shares
70.
Subject to the terms of the allotment and issue of any Shares, the Directors may from time to time make calls upon the Shareholders in respect of Shares that are not fully paid, and each Shareholder shall (subject to receiving at least 14 days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount unpaid on such Shares. The Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article.

71.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.
72.
If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

73.
The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

74.
The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him or her, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

Forfeiture of Shares
75.
If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

76.
The notice shall name a further day (not earlier than the expiration of 14 days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

77.
If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

78.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

79.
A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him or her to the Company in respect of the Shares forfeited, but his or her liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

80.
A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

81.
The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

Transfer of Shares
82.
Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), a Shareholder may transfer all or any of his or her Shares.

83.
The instrument of transfer of any Share shall be in (i) any usual or common form; (ii) such form as is prescribed by the Designated Stock Exchange; or (iii) in any other form the Directors may determine and shall be executed by or on behalf of the transferor (or otherwise as prescribed by the rules and regulations of the Designated Stock Exchange) and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

84.
Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor.

85.	The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.
86.
All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

Transmission of Shares
87.
The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

88.
Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself or herself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

89.
A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered Shareholder, except that he or she shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

Alteration of Share Capital
90.
Subject to the rights and restrictions of holders of any series of Preferred Shares specified by these Articles or any Certificate of Designation, the Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

91.	Subject to the rights and restrictions of holders of any series of Preferred Shares specified by these Articles or any Certificate of Designation, the Company may by Ordinary Resolution:
(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;
(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;
(c)
subdivide its existing Shares, or any of them into Shares of a smaller amount; provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)
cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

92.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by law.
Redemption, Purchase and Surrender of Shares
93.	Subject to the Companies Act and the rules of the Designated Stock Exchange, the Company may:
(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;
(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;
(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorized by the Companies Act, including out of its capital; and
(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

94.
Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

95.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.
96.
The Directors may when making payments in respect of redemption or purchase of Shares, if authorized by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

Treasury Shares
97.
Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

98.
No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Shareholders on a winding up) may be declared or paid in respect of a Treasury Share.

99.	The Company shall be entered in the Register as the holder of the Treasury Shares; provided that:
(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;
(b)
a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

100.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.
Capitalization of Reserves
101.	Subject to the Companies Act and these Articles, the Directors may:
(a)
resolve to capitalize an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)
appropriate the sum resolved to be capitalized to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or
(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article 101, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;
(c)
make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalized reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorize a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:
(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalization, or
(ii)
the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalized) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and
(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article 101.
Share Premium Account
102.
The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

103.
There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price; provided that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

Certificates
104.
If so determined by the Directors, any Person whose name is entered as a member in the Register may receive a certificate in the form determined by the Directors. All certificates shall specify the Share or Shares held by that person and the amount paid up thereon; provided that in respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Shareholder’s registered address as appearing in the Register.

105.	Every share certificate of the Company shall bear legends required under the applicable laws, including the Exchange Act.
106.
Any two or more certificates representing Shares of any one Class held by any Shareholder may at the Shareholder’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

107.
If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Shareholder upon request subject to delivery of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

108.	In the event that Shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.
Modification of Rights
109.
Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied or abrogated with the consent required under the terms of any Certificate of Designation (if applicable) or, where there is no Certificate of Designation or the Certificate of Designation does not provide for a consent threshold, the consent in writing of the holders of a simple majority of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a simple majority of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.
110.
The rights conferred upon the holders of the Shares of any Class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of Shares ranking pari passu with them, subsequent to them, with preferred rights (including enhanced voting rights) or the redemption or purchase of any Shares of any Class by the Company.

DIVIDENDS
Declaration of Dividends
111.
Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Act, these Articles and any Certificate of Designation, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorize payment of the same out of the funds of the Company lawfully available therefor. Dividends may be paid in cash, in property, or in shares.

112.
Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

113.
Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at his or her registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

114.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.
INDEMNIFICATION
Indemnification Of Directors, Officers, Employees and Other Agents
115.
To the fullest extent permitted by law, every Director (including, for the purposes of this Article 115, any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions or proceedings whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment), (ii) in the execution or discharge of his or her duties, powers, authorities or discretions, or (iii) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere. Each Shareholder agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his or her duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, wilful default or wilful neglect which may attach to such Director or Officer.
116.	No Indemnified Person shall be liable:
(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or
(b)	for any loss on account of defect of title to any property of the Company; or
(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or
(d)	for any loss incurred through any bank, broker or other similar Person; or
(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or
(f)
for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction.
117.
The Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under these Articles or otherwise.

118.
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

119.
The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Company or otherwise.

FISCAL YEAR
120.	The fiscal year of the Company shall end on 31 December of each year or such other date as the Directors may determine.
THE SEAL
121.
The Directors may adopt and alter a Seal. The Seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be determined from time to time by the Directors.

NOTICES
122.
Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by sending it by post or courier service in a prepaid letter addressed to such Shareholder at his or her address as appearing in the Register, or by electronic mail, or by facsimile should the Directors deem it appropriate. Notice may also be served by electronic communication in accordance with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or by placing it on the Company’s website. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

123.
Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

124.	Any notice or other document, if served by:
(a)	post, shall be deemed to have been served five clear days after the time when the letter containing the same is posted;
(b)
facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service;
(d)
electronic mail or other electronic communication (such as transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors), shall be deemed to have been served immediately upon the time of the transmission by electronic mail or approved electronic communication, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; or

(e)	placing it on the Company’s website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s website.
In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.
125.
Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his or her death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his or her name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him or her) in the Share.

126.	Notice of every general meeting of the Company shall be given to:
(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and
(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his or her death or bankruptcy would be entitled to receive notice of the meeting.
No other Person shall be entitled to receive notices of general meetings.
AMENDMENT OF THE ARTICLES OF ASSOCIATION
127.
Subject to the Companies Act and the rights attaching to the various Classes, including pursuant to any Certificate of Designation, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION
128.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.
129.	The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.
130.
The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorized by the Directors or by Ordinary Resolution.
131.
The accounts relating to the Company’s affairs shall only be audited if the Directors so determine, in which case the financial year end and the accounting principles will be determined by the Directors. The financial year of the Company is set out in Article 120.

132.
Without prejudice to the freedom of the Directors to establish any other committee, if the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee (the “Audit Committee”) as a committee of the board of Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange.

133.
The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

WINDING UP
134.	If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he or she thinks fit in satisfaction of creditors’ claims.
135.
If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes, including, by reference to the rights and restrictions attached to such Shares under these Articles or any Certificate of Designation. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

REGISTRATION BY WAY OF CONTINUATION
136.
The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article 136, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

MERGERS AND CONSOLIDATION
137.	The Company may merge or consolidate in accordance with the Companies Act.
138.	To the extent required by the Companies Act, the Company may by Special Resolution resolve to merge or consolidate the Company.
EXCLUSIVE JURISDICTION AND FORUM
139.
Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum of Association, the Articles or otherwise related in any way to each Shareholder’s shareholding in the Company, including but not limited to:

(a)	any derivative action or proceeding brought on behalf of the Company;

(b)	any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Shareholders;
(c)	any action asserting a claim arising pursuant to any provision of the Companies Act, the Memorandum of Association or the Articles; or
(d)	any action asserting a claim against the Company concerning its internal affairs.
140.	Subject to Article 142 below, each Shareholder irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.
141.
Without prejudice to any other rights or remedies that the Company may have, each Shareholder acknowledges that damages alone would not be an adequate remedy for any breach of the exclusive jurisdiction and forum provisions set out above and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of those provisions.

142.
Articles 139, 140 and 141 shall not apply to any action or suits brought to enforce any liability or duty created by the Securities Act, the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Annex D
Resolutions of the Board of Directors for the Cayman Redomestication
Redomestication of the Company to the Cayman Islands by Conversion and by way of Continuation
WHEREAS, as part of their ongoing oversight, direction and management of the business of the Galecto, Inc., a Delaware corporation (the “Company”), the board of directors of the Company (the “Board”) and management have thoroughly discussed the issue of the Company’s jurisdiction of incorporation;
WHEREAS, after considering other jurisdictions of incorporation, the Board decided to focus on Delaware and the Cayman Islands and evaluate the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion and by way of continuation of the Company from a corporation organized under the laws of the State of Delaware to an exempted company incorporated under the laws of the Cayman Islands, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Part XII of the Companies Act, as amended, of the Cayman Islands (the “Companies Act”), and the proposed Plan of Conversion (the “Plan of Conversion”), substantially in the form attached hereto as Exhibit C (such conversion and continuation, the “Cayman Redomestication”);
WHEREAS, the Board evaluated a number of factors in reaching a decision regarding the Company’s jurisdiction of incorporation, including possible negative impacts from a potential redomestication, meaningful differences in corporate law between Delaware and the Cayman Islands and implications to the Company’s stockholders for economic, governance and litigation rights, as well as the other factors and considerations reflected in the draft management proposal (the “Cayman Redomestication Proposal”), substantially in the form attached hereto as Exhibit D and as included in the proxy statement for the special meeting of the Company’s stockholders (including any adjournments or postponements thereof, the “Special Meeting”);
WHEREAS, through the adoption of the Plan of Conversion, upon the Cayman Redomestication, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation, as amended by certificates of amendment and certificates of designation, and amended and restated bylaws and will become an exempted company governed by the laws of the Cayman Islands (the “Converted Company”) as well as by the proposed Cayman Islands memorandum and articles of association, substantially in the forms attached hereto and incorporated herein by reference as Exhibit E (the “Cayman Articles”), and the proposed Cayman Islands certificates of designation of Series A Non-Voting Convertible Preferred Shares, Series B Non-Voting Convertible Preferred Shares, and Series C Non-Voting Convertible Preferred Shares, substantially in the forms attached hereto and incorporated herein by reference as Exhibit F-1, Exhibit F-2, and Exhibit F-3, respectively (collectively, the “Cayman Certificates of Designation” and, together with the Cayman Articles, the “Cayman Governing Documents”);
WHEREAS, upon receipt of stockholder approval of the Cayman Redomestication Proposal and the Cayman Redomestication (including the Plan of Conversion, the Redomestication Documents (as hereinafter defined) and Cayman Governing Documents) and these resolutions approving the Cayman Redomestication at the Special Meeting, the Cayman Redomestication will become effective on the date and/or time (the “Effective Date”) (i) of the registration of the Converted Company by the Cayman Islands Registrar of Companies (the “Certificate of Continuation”) and (ii) specified in a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;
WHEREAS, on the Effective Date, (i) each share of common stock, par value $0.00001 per share (“Common Stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Date will be automatically converted into one outstanding ordinary share of the Converted Company; (ii) each share of any series of the preferred stock of the Company issued and outstanding immediately prior to the Effective Date will be automatically converted into one outstanding share of the corresponding series of preferred shares of the Converted Company; and (iii) each option or right to acquire shares of Common Stock of the Company issued and outstanding will continue in existence in the form of and will automatically become an option or right to acquire an equal number of ordinary shares of the Converted Company under the same terms and conditions; and
WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders for the Company to redomesticate to the Cayman Islands by conversion and by way of continuation.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously determines that the Cayman Redomestication, the Plan of Conversion, the Redomestication Documents and the Cayman Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Cayman Redomestication, the Plan of Conversion, the Redomestication Documents and the Cayman Governing Documents;
RESOLVED FURTHER, that the Plan of Conversion (including each attachment thereto) is incorporated herein by reference and that the form, terms, provisions and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Date, the board of directors of the Converted Company shall consist of the same directors as the Board immediately prior to the Effective Date, having the same director classes and the same terms, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;
RESOLVED FURTHER, that the initial term of office of the Class I directors shall expire at the Converted Company’s 2027 annual meeting of shareholders, the initial term of office of the Class II directors shall expire at the Converted Company’s 2028 annual meeting of shareholders, the initial term of office of the Class III directors shall expire at the Converted Company’s 2026 annual meeting of shareholders, and at each annual meeting of shareholders following the Effective Date, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election;
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Date, the Chair of the Board as of the Effective Date shall continue to serve as the Chair of the board of directors of the Converted Company until a successor has been duly elected or appointed and qualified or until his earlier death, resignation or removal;
RESOLVED FURTHER, that effective as of the Effective Date, each committee of the Board as of immediately prior to the Effective Date shall be, from and after the Effective Date, constituted as a committee of the board of directors of the Converted Company on the same terms and with the same powers and authority of the Board as of immediately prior to the Effective Date, and the members of each committee of the Board as of immediately prior to the Effective Date shall be, from and after the Effective Date, the members of each such committee of the board of directors of the Converted Company, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;
RESOLVED FURTHER, that the Board hereby directs that the Cayman Redomestication (including the Plan of Conversion and Cayman Governing Documents) and these resolutions approving the Cayman Redomestication be submitted for approval and adoption, respectively, by the stockholders of the Company at the Special Meeting;
RESOLVED FURTHER, that the Board hereby unanimously recommends a vote “FOR” the Cayman Redomestication Proposal, including, without limitation, the Cayman Redomestication (including the Plan of Conversion and the Cayman Governing Documents), and that the Company’s stockholders approve the Cayman Redomestication (including the Plan of Conversion and the Cayman Governing Documents) and adopt these resolutions at the Special Meeting;
RESOLVED FURTHER, that upon receipt of stockholder approval of the Cayman Redomestication Proposal at the Special Meeting, including, without limitation, the approval of the Cayman Redomestication (including the Plan of Conversion and the Cayman Governing Documents) and the adoption of these resolutions, at the Special Meeting, each of the duly authorized officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and Redomestication Documents and to consummate the Cayman Redomestication, including, without limitation, (a) the execution and filing of any and all documents relating to and in connection with the Cayman Redomestication required under the DGCL and the Companies Act, including, without limitation, any affidavit, undertaking, declaration, notice or otherwise (the “Redomestication Documents”), (b) the execution and filing of the Plan of Conversion and the Cayman Articles; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Cayman Redomestication; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Cayman Redomestication;
RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the Special Meeting of the Cayman Redomestication (including the Plan of Conversion and the Cayman Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Date, abandon the Cayman Redomestication and the Plan of Conversion without further action by the stockholders of the Company;
RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Date, any outstanding stock certificates that immediately prior to the Effective Date represented issued and outstanding shares of Common Stock of the Company shall be deemed, subject to the below, for all purposes to evidence ownership of and to represent the respective ordinary shares of the Converted Company into which the shares represented by such certificates are converted pursuant to the Plan of Conversion, and that, at the Effective Date, the transfer agent be and is hereby authorized to make any updates to the register of members of the Company that may be required in connection with the Cayman Redomestication; and
RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any ordinary shares of the Converted Company may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

Annex E-1
GALECTO, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A NON-VOTING CONVERTIBLE PREFERRED SHARES
Pursuant to the memorandum and articles of association of the Company, adopted by special resolution passed on [•] 2026 and effective as of [•] 2026 (as amended from time to time, the “Articles”). Capitalised terms not otherwise defined herein shall have the meanings assigned thereto in the Articles.
Galecto, Inc. (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, DOES HEREBY CERTIFY:
That, pursuant to the authority conferred by the Articles, at a duly convened meeting of the board of directors of the Company (the “Board of Directors”) on 13 December 2025, the Board of Directors adopted the following resolutions, which such resolutions provides for the creation of a series of the Company’s Preferred Shares with a par value of US$0.00001 per share, which is designated as “Series A Non-Voting Convertible Preferred Shares,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.
WHEREAS: the Articles provide for a class of shares known as Preferred Shares, consisting of 10,000,000 shares with par value of US$0.00001 per share (the “Preferred Shares”), issuable from time to time in one or more series.
RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Articles, the Board of Directors (i) do hereby create and authorize and provide for the issuance and allotment of a series of Preferred Shares of the Company with a par value of US$0.00001 per share, designated as “Series A Non-Voting Convertible Preferred Shares”, and (ii) hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such Preferred Shares, in addition to any provisions set forth in the Articles that are applicable to the Preferred Shares of all classes and series, as follows:
TERMS OF SERIES A NON-VOTING CONVERTIBLE PREFERRED SHARES
1. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of October 7, 2024, by and between the Company and Bridge Medicines LLC, a Delaware limited liability company (“Bridge Medicines”).
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Buy-In” shall have the meaning set forth in Section 6.4.3.
“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company.
“Commission” means the United States Securities and Exchange Commission.
“Ordinary Shares” means the Company’s ordinary shares, par value $0.00001 per share, and shares of any other class of securities into which such securities may hereafter be reclassified or changed.
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“Conversion Shares” means, collectively, the Ordinary Shares issuable upon conversion of the Series A Non-Voting Preferred Shares in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Holder” means a holder of Series A Non-Voting Preferred Shares.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Company’s Trading Market or quotation system with respect to the Ordinary Shares that is in effect on the date of delivery of an applicable Notice of Conversion.
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
2. Designation, Amount and Par Value. The series of Preferred Shares shall be designated as the Company’s Series A Non-Voting Convertible Preferred Shares (the “Series A Non-Voting Preferred Shares”) and the number of shares so designated shall be 200. Each share of Series A Non-Voting Preferred Shares shall have a par value of $0.00001 per share.
3. Dividends. Holders shall be entitled to receive, and the Company shall pay, dividends on the Series A Non-Voting Preferred Shares (on an as-converted-to-Ordinary Shares basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on Ordinary Shares payable in the form of Ordinary Shares) actually paid on Ordinary Shares when, as and if such dividends (other than dividends payable in the form of Ordinary Shares) are paid on Ordinary Shares. Other than as set forth in the previous sentence, no other dividends shall be paid on Series A Non-Voting Preferred Shares, and the Company shall pay no dividends (other than dividends payable in the form of Ordinary Shares) on Ordinary Shares unless it simultaneously complies with the previous sentence.
4. Voting Rights.
4.1 Except as otherwise provided herein or as otherwise required by the Articles, the Series A Non-Voting Preferred Shares shall have no voting rights. However, as long as any Series A Non-Voting Preferred Shares are issued and outstanding, the Company shall not, without the affirmative vote or written waiver of the holders of a simple majority of the then issued and outstanding Series A Non-Voting Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Series A Non-Voting Preferred Shares or alter or amend this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Shares (the “Certificate of Designation”), amend or repeal any provision of, or add any provision to, the Articles or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Non-Voting Preferred Shares, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles or by merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion or otherwise, (ii) issue further Series A Non-Voting Preferred Shares or increase or decrease (other than by conversion) the number of authorized Series A Non-Voting Preferred Shares, or (iii) enter into any agreement with respect to any of the foregoing. Holders of Ordinary Shares acquired upon the conversion of Series A Non-Voting Preferred Shares shall be entitled to the same voting rights as each other holder of Ordinary Shares.
4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting or other written waiver by such shareholders, provided that the consent or waiver is executed by Holders representing a simple majority of the then issued and outstanding Series A Non-Voting Preferred Shares.
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5. Rank; Liquidation.
5.1 The Series A Non-Voting Preferred Shares shall rank pari passu with the Ordinary Shares, the Company’s Series B Non-Voting Preferred Shares and the Company’s Series C Non-Voting Preferred Shares as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily.
5.2 Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets or distributable reserves of the Company the same amount that a holder of Ordinary Shares would receive if the Series A Non-Voting Preferred Shares were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Ordinary Shares which amounts shall be paid pari passu with all holders of Ordinary Shares, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the Holders of the Series A Non-Voting Preferred Shares the amount required under the preceding sentence, then all remaining assets of the Company shall be distributed ratably to the Holders and the holders of Ordinary Shares in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Company expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.
6. Conversion.
6.1 Conversion at Option of Holder. Subject to Section 6.3 and Section 6.4.3, each Series A Non-Voting Preferred Share then issued and outstanding shall be convertible, at any time and from time to time, at the option of the Holder thereof, into a number of Ordinary Shares equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (as defined below) (each, an “Optional Conversion”). Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Company; provided, that the original certificate(s) (if any) representing such Series A Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such Series A Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.
6.2 Conversion Ratio. The “Conversion Ratio” for each Series A Non-Voting Preferred Share shall be 1,000 Ordinary Shares issuable upon the conversion (the “Conversion”) of each Series A Non-Voting Preferred Share (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.
6.3 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of any Series A Non-Voting Preferred Share, and a Holder shall not have the right to convert any portion of the Series A Non-Voting Preferred Share pursuant to Section 6.1, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series A Non-Voting Preferred Share, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Ordinary Shares beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Holder and its Attribution Parties shall include the number of Ordinary Shares issuable upon conversion of the Series A Non-Voting Preferred Shares subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of Ordinary
E-1-3

Shares which are issuable upon (A) conversion of the remaining, unconverted Series A Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.3, in determining the number of issued and outstanding Ordinary Shares, a Holder may rely on the number of issued and outstanding Ordinary Shares as stated in the most recent of the following: (A) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission, or (C) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of Ordinary Shares then outstanding. Upon the written request of a Holder (which may be by email), the Company shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of Ordinary Shares then issued and outstanding. In any case, the number of issued and outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including of Series A Non-Voting Preferred Shares, by such Holder or its Attribution Parties since the date as of which such number of issued and outstanding Ordinary Shares was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be 4.9% of the number of Ordinary Shares issued and outstanding immediately after giving effect to the issuance of Ordinary Shares pursuant to such Notice of Conversion to the extent permitted pursuant to this Section 6.3. The Company shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Company (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.9%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage effective immediately after the delivery of such notice to the Company. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.9%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.3. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company. The provisions of this Section 6.3 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the Ordinary Shares underlying the Series A Non-Voting Preferred Shares in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.
6.4 Mechanics of Conversion.
6.4.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than the lesser of two (2) Trading Days and the number of Trading Days comprising the Standard Settlement Period after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), not later than the lesser of two (2) Trading Days and the number of Trading Days comprising the Standard Settlement Period after receipt by the Company of the original certificate(s) representing such Series A Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Company shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of Series A Non-Voting Preferred Shares, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable
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Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Company at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Company shall promptly return to such Holder any original Series A Non-Voting Preferred Share certificate delivered to the Company and such Holder shall promptly return to the Company any Ordinary Share certificates or otherwise direct the return of any Ordinary Shares delivered to the Holder through the DWAC system, representing the Series A Non-Voting Preferred Shares unsuccessfully tendered for conversion to the Company.
6.4.2 Obligation Absolute. Subject to Section 6.3 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1, the Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Non-Voting Preferred Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.3 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1, in the event a Holder shall elect to convert any or all of its Series A Non-Voting Preferred Shares, the Company may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Non-Voting Preferred Shares of such Holder shall have been sought and obtained by the Company, and the Company posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted Series A Non-Voting Preferred Shares which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall, subject to Section 6.3 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1, issue Conversion Shares upon a properly noticed conversion.
6.4.3 Cash Settlement. If, at any time after six months after the initial issuance of the Series A Non-Voting Preferred Shares, the Company fails to deliver to a Holder such certificate or certificates, pursuant to Section 6.4.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion other than a failure caused by (i) incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation, then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.4.1, the Company shall, at the request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within three Business Days from the date of request by the Holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares. For purposes of this Section 6.4.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Ordinary Shares are listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Company. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.4.3 shall be available irrespective of the reason for the Company’s failure to timely deliver Conversion Shares (other than a failure caused by (i) incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation), including due to limitations set forth in Section 6.4.6 or due to applicable Trading Market rules.
6.4.4 Buy-In on Failure to Timely Deliver Certificates. If the Company fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.4.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Company or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise
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purchases, Ordinary Shares to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Ordinary Shares so purchased exceeds (y) the product of (1) the aggregate number of Ordinary Shares that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the Series A Non-Voting Preferred Shares equal to the number of Series A Non-Voting Preferred Shares submitted for conversion or deliver to such Holder the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.4.1. For example, if a Holder purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Series A Non-Voting Preferred Shares with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Holder $1,000. The Holder shall provide the Company written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares upon conversion of the Series A Non-Voting Preferred Shares as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.4.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the Series A Non-Voting Preferred Shares submitted for conversion for which such conversion was not timely honored and (ii) receive the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.4.1.
6.4.5 Reservation of Shares Issuable Upon Conversion. The Company covenants that at all times it will reserve and keep available out of its authorized and unissued Ordinary Shares for the sole purpose of issuance upon conversion of the Series A Non-Voting Preferred Shares, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series A Non-Voting Preferred Shares, not less than such aggregate number of Ordinary Shares as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding Series A Non-Voting Preferred Shares. The Company covenants that all Ordinary Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.
6.4.6 Fractional Shares. No fractional Ordinary Shares shall be issued upon conversion of the Series A Non-Voting Preferred Shares, no certificates or scrip for any such fractional shares shall be issued. Any fractional Ordinary Shares that a Holder of Series A Non-Voting Preferred Shares would otherwise be entitled to receive shall be aggregated with all fractional Ordinary Shares issuable to such Holder and any remaining fractional shares shall be rounded down to the nearest whole share. In lieu of any fractional shares to which a Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the closing price of the Ordinary Shares on the Trading Market on the Trading Day immediately preceding the applicable Conversion Date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series A Non-Voting Preferred Shares the Holder is at the time converting into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.
6.4.7 Transfer Taxes. The issuance of certificates for Ordinary Shares upon conversion of the Series A Non-Voting Preferred Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of
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the registered Holder(s) of such Series A Non-Voting Preferred Shares and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
6.5 Status as Shareholder. Upon each Conversion Date, (i) the Series A Non-Voting Preferred Shares being converted shall be deemed converted into Ordinary Shares and (ii) the Holder’s rights as a holder of such converted Series A Non-Voting Preferred Shares shall cease and terminate, excepting only the right to receive certificates for such Ordinary Shares and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series A Non-Voting Preferred Shares.
7. Certain Adjustments.
7.1 Share Dividends and Share Splits. If the Company, at any time while a Series A Non-Voting Preferred Share is issued and outstanding: (A) pays a share dividend or otherwise makes a distribution or distributions payable in Ordinary Shares (which, for avoidance of doubt, shall not include any Ordinary Shares issued by the Company upon conversion of a Series A Non-Voting Preferred Share) with respect to the then issued and outstanding Ordinary Shares; (B) subdivides outstanding Ordinary Shares into a larger number of shares; or (C) combines (including by way of a share consolidation) issued and outstanding Ordinary Shares into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding immediately after such event and of which the denominator shall be the number of Ordinary Shares issued and outstanding immediately before such event (excluding any treasury shares of the Company). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
7.2 Fundamental Transaction. If, at any time while a Series A Non-Voting Preferred Share is issued and outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person or any share sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Company is the surviving or continuing entity and its Ordinary Shares are not exchanged for or converted into other securities, cash or property), (B) the Company effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which more than 50% of the Ordinary Shares not held by the Company or such Person is exchanged for or converted into other securities, cash or property, or (D) the Company effects any reclassification of the Ordinary Shares or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of a Series A Non-Voting Preferred Share the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion (without regard to any Beneficial Ownership Limitation) immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had converted the Series A Non-Voting Preferred Shares into Conversion Shares immediately prior to such Fundamental Transaction (without regard to any Beneficial Ownership Limitations) (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Ordinary Share in such Fundamental Transaction, and the Company shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Ordinary Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of a Series A Non-Voting Preferred Share following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or
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surviving entity in such Fundamental Transaction shall file a new certificate of designation with the same terms and conditions and issue to the Holders new preferred shares consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred shares into Alternate Consideration. The terms of any agreement to which the Company is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that this Series A Non-Voting Preferred Shares (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall cause to be delivered to each Holder, at its last address as it shall appear upon the register of members of the Company (the “Register of Members”), written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.
7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding.
8. Redemption. The Series A Non-Voting Preferred Shares shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and under the Articles, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.
9. Transfer. Subject to the Articles, a Holder may transfer any Series A Non-Voting Preferred Shares together with the accompanying rights set forth herein, held by such holder without the consent of the Company; provided that such transfer is in compliance with applicable securities laws. The Company shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series A Non-Voting Preferred Shares may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any Series A Non-Voting Preferred Shares shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.
10. Series A Non-Voting Preferred Shares Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders in accordance with Section 11), a register for the Series A Non-Voting Preferred Shares, in which the Company shall record (i) the name, address, and electronic mail address of each holder in whose name the Series A Non-Voting Preferred Shares have been issued and (ii) the name, address, and electronic mail address of each transferee of any Series A Non-Voting Preferred Shares. The Company may deem and treat the registered Holder of Series A Non-Voting Preferred Shares as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Company shall keep the register open and available at all times during business hours for inspection by any holder of Series A Non-Voting Preferred Shares or his, her or its legal representatives.
11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of Series A Non-Voting Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the Articles, and shall be deemed sent upon such mailing or electronic transmission.
12. Book-Entry; Certificates. The Series A Non-Voting Preferred Shares will be issued in book-entry form; provided that, if a Holder requests that such Holder’s Series A Non-Voting Preferred Shares be issued in certificated form, the Company will instead issue a share certificate to such Holder representing such Holder’s Series A Non-Voting Preferred Shares. To the extent that any Series A Non-Voting Preferred Shares are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.
13. Lost or Mutilated Series A Non-Voting Preferred Shares Certificate. If a Holder’s Series A Non-Voting Preferred Share certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the Series A Non-Voting Preferred Shares so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.
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14. Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Company or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series A Non-Voting Preferred Shares granted hereunder may be waived as to all Series A Non-Voting Preferred Shares (and the Holders thereof) upon the written consent or resolution of the Holders of not less than a simple majority of the Series A Non-Voting Preferred Shares then issued and outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).
15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.
16. Status of Converted Series A Non-Voting Preferred Shares. If any Series A Non-Voting Preferred Shares shall be converted, repurchased, surrendered or redeemed by the Company, such shares shall, to the fullest extent permitted by applicable law and in accordance with the Articles, be repurchased, surrendered or redeemed (as applicable) and automatically cancelled, and shall not be reissued as a Series A Non-Voting Preferred Share. Immediately upon its cancellation, any such Series A Non-Voting Preferred Share shall no longer be designated as a Series A Non-Voting Preferred Share and shall form part of the authorized but unissued share capital of the Company.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, Galecto, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Shares to be duly executed on its behalf by its director on [•] 2026.

GALECTO, INC.

By:
Name:
Title:

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SERIES A NON-VOTING CONVERTIBLE PREFERRED SHARES)
The undersigned Holder hereby irrevocably elects to convert the number of Series A Non-Voting Preferred Shares indicated below, represented in book-entry form, into Ordinary Shares, par value $0.00001 per share (the “Ordinary Shares”), of Galecto, Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), on the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Shares (the “Certificate of Designation”) or the memorandum and articles of association of the Company, adopted by special resolution passed on [•] 2026 and effective as of [•] 2026 (as amended from time to time, the “Articles”).
On the date hereof, the number of Ordinary Shares beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of Ordinary Shares issuable upon conversion of the Series A Non-Voting Preferred Shares subject to this Notice of Conversion, but excluding the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series A Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.3 of the Certificate of Designation, is    . For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.
CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of Series A Non-Voting Preferred Shares owned prior to Conversion:
Number of Series A Non-Voting Preferred Shares to be Converted:
Number of Ordinary Shares to be Issued:
Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.:
Account No.:

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[HOLDER]

By:
Name:
Title:

E-1-12

Annex E-2
GALECTO, INC.
CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES
Pursuant to the memorandum and articles of association of the Company, adopted by special resolution passed on [•] 2026 and effective as of [•] 2026 (as amended from time to time, the “Articles”). Capitalised terms not otherwise defined herein shall have the meanings assigned thereto in the Articles.
Galecto, Inc. (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, DOES HEREBY CERTIFY:
That, pursuant to the authority conferred by the Articles, at a duly convened meeting of the board of directors of the Company (the “Board of Directors”) on 13 December 2025, the Board of Directors adopted the following resolutions, which such resolutions provides for the creation of a series of the Company’s Preferred Shares with a par value of US$0.00001 per share, which is designated as “Series B Non-Voting Convertible Preferred Shares,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.
WHEREAS: the Articles provide for a class of shares known as Preferred Shares, consisting of 10,000,000 shares with par value of US$0.00001 per share (the “Preferred Shares”), issuable from time to time in one or more series.
RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Articles, the Board of Directors (i) do hereby create and authorize and provide for the issuance and allotment of a series of Preferred Shares of the Company with a par value of US$0.00001 per share, designated as “Series B Non-Voting Convertible Preferred Shares”, and (ii) hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such Preferred Shares, in addition to any provisions set forth in the Articles that are applicable to the Preferred Shares of all classes and series, as follows:
TERMS OF SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES
1. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Buy-In” shall have the meaning set forth in Section 6.5.4.
“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company.
“Commission” means the United States Securities and Exchange Commission.
“Ordinary Shares” means the Company’s ordinary shares, par value $0.00001 per share, and shares of any other class of securities into which such securities may hereafter be reclassified or changed.
“Conversion Shares” means, collectively, the Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
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“Holder” means a holder of Series B Non-Voting Preferred Shares.
“Merger Agreement” means the Agreement and Plan of Merger, dated November 10, 2025, by and among the Company, Daylight Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Daylight Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Damora Therapeutics, Inc., a Delaware corporation.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
2. Designation, Amount and Par Value. The series of Preferred Shares shall be designated as the Company’s Series B Non-Voting Convertible Preferred Shares (the “Series B Non-Voting Preferred Shares”) and the number of shares so designated shall be 16,366. Each share of Series B Non-Voting Preferred Shares shall have a par value of $0.00001 per share.
3. Dividends. Holders shall be entitled to receive, and the Company shall pay, dividends on the Series B Non-Voting Preferred Shares (on an as-converted-to-Ordinary Shares basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on Ordinary Shares payable in the form of Ordinary Shares) actually paid on the Ordinary Shares when, as and if such dividends (other than dividends payable in the form of Ordinary Shares) are paid on Ordinary Shares. Other than as set forth in the previous sentence, no other dividends shall be paid on the Series B Non-Voting Preferred Shares, and the Company shall pay no dividends (other than dividends payable in the form of Ordinary Shares) on Ordinary Shares unless it simultaneously complies with the previous sentence.
4. Voting Rights.
4.1 Except as otherwise provided herein or as otherwise required by the Articles, the Series B Non-Voting Preferred Shares shall have no voting rights. However, as long as any Series B Non-Voting Preferred Shares are issued and outstanding, the Company shall not, without the affirmative vote of the holders of a simple majority of the then issued and outstanding Series B Non-Voting Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Series B Non-Voting Preferred Shares or alter or amend this Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares (the “Certificate of Designation”), amend or repeal any provision of, or add any provision to, the Articles or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Non-Voting Preferred Shares, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Series B Non-Voting Preferred Shares or increase or decrease (other than by conversion) the number of authorized Series B Non-Voting Preferred Shares, (iii) at any time while at least 30% of the originally issued Series B Non-Voting Preferred Shares remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined below) or (II) any merger or consolidation of the Company with or into another entity or any share sale to, or other business combination in which the shareholders of the Company immediately before such transaction do not hold at least a simple majority of the share capital of the Company immediately after such transaction, (B) increase the size of the Board of Directors of the Company, (C) adopt, amend or repeal any written delegation of authority, policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors of the Company or (D) retain or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel or (iv) enter into any agreement with respect to any of the foregoing. Holders of Ordinary Shares acquired upon the conversion of Series B Non-Voting Preferred Shares shall be entitled to the same voting rights as each other holder of Ordinary Shares.
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4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders, or through the execution of an action by written consent or resolution in lieu of such meeting, provided that the consent is executed by Holders representing a simple majority of the then issued and outstanding Series B Non-Voting Preferred Shares.
5. Rank; Liquidation.
5.1 The Series B Non-Voting Preferred Shares shall rank pari passu with the Ordinary Shares, the Company’s Series A Non-Voting Preferred Shares and the Company’s Series C Non-Voting Preferred Shares as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily.
5.2 Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets or distributable reserves of the Company the same amount that a holder of Ordinary Shares would receive if the Series B Non-Voting Preferred Shares were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Ordinary Shares which amounts shall be paid pari passu with all holders of Ordinary Shares, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the Holders of the Series B Non-Voting Preferred Shares the amount required under the preceding sentence, then all remaining assets of the Company shall be distributed ratably to the Holders and the holders of Ordinary Shares in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Company expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.
6. Conversion.
6.1 Reserved.
6.2 Conversion at Option of Holder. Subject to Section 6.4 and Section 6.5.3, each Series B Non-Voting Preferred Share then issued and outstanding shall be convertible, at any time [and from time to time following 5:00 p.m. Eastern time on the third Business Day after the date that the Company’s shareholders approve the conversion of the Series B Non-Voting Preferred Shares into Ordinary Shares in accordance with the listing rules of The Nasdaq Stock Market LLC, as set forth in Section 4.1 of the Merger Agreement (the “Shareholder Approval”)]1, at the option of the Holder thereof, into a number of Ordinary Shares equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (as defined below) (each, an “Optional Conversion”). Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Company; provided, that the original certificate(s) (if any) representing such Series B Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such Series B Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.
6.3 Conversion Ratio. The “Conversion Ratio” for each Series B Non-Voting Preferred Share shall be 1,000 Ordinary Shares issuable upon the conversion (the “Conversion”) of each Series B Non-Voting Preferred Share (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.
6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of any Series B Non-Voting Preferred Share, and a Holder shall not have the right to convert any portion of the Series B Non-Voting Preferred Share pursuant to Section 6.2, to the extent
[1]	Note to Draft: Bracketed text in this Certificate of Designation to be deleted if filed after Shareholder Approval is received.
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that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series B Non-Voting Preferred Share, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Ordinary Shares beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Holder and its Attribution Parties shall include the number of Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of issued and outstanding Ordinary Shares, a Holder may rely on the number of issued and outstanding Ordinary Shares as stated in the most recent of the following: (A) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission, or (C) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of Ordinary Shares then outstanding. Upon the written request of a Holder (which may be by email), the Company shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of Ordinary Shares then issued and outstanding. In any case, the number of issued and outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including of Series B Non-Voting Preferred Shares, by such Holder or its Attribution Parties since the date as of which such number of issued and outstanding Ordinary Shares was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be 19.99% of the number of Ordinary Shares issued and outstanding or deemed to be issued and outstanding as of the applicable measurement date. The Company shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Company (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company[, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Shareholder Approval and (y) if Shareholder Approval is not obtained within six months after the initial issuance of the Series B Non-Voting Preferred Shares, the date that is three Business Days after the date that is six months after the initial issuance of the Series B Non-Voting Preferred Shares]. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, (x) at any time following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company and (y) at any time that the beneficial ownership of Ordinary Shares of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of Ordinary Shares issued and outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so
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as to effectuate the intended Beneficial Ownership Limitation herein contained and the Ordinary Shares underlying the Series B Non-Voting Preferred Shares in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.
6.5 Mechanics of Conversion.
6.5.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Company of the original certificate(s) representing such Series B Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Company shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of Series B Non-Voting Preferred Shares, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Company at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Company shall promptly return to such Holder any original Series B Non-Voting Preferred Share certificate delivered to the Company and such Holder shall promptly return to the Company any Ordinary Share certificates or otherwise direct the return of any Ordinary Shares delivered to the Holder through the DWAC system, representing the Series B Non-Voting Preferred Shares unsuccessfully tendered for conversion to the Company.
6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Non-Voting Preferred Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series B Non-Voting Preferred Shares, the Company may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Non-Voting Preferred Shares of such Holder shall have been sought and obtained by the Company, and the Company posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted Series B Non-Voting Preferred Shares which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.
6.5.3 [Cash Settlement. If, at any time after the earlier of Shareholder Approval or six months after the initial issuance of the Series B Non-Voting Preferred Shares, the Company fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Company shall, at the request of the Holder, pay an amount equal to
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the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been made by such Holder if Shareholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Company. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Ordinary Shares are listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Company. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Company’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval, disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.6, the lack of obtaining Shareholder Approval, or due to applicable Trading Market rules.]
6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Company fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Company or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, Ordinary Shares to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Ordinary Shares so purchased exceeds (y) the product of (1) the aggregate number of Ordinary Shares that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the Series B Non-Voting Preferred Shares equal to the number of Series B Non-Voting Preferred Shares submitted for conversion or deliver to such Holder the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Series B Non-Voting Preferred Shares with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Holder $1,000. The Holder shall provide the Company written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares upon conversion of the Series B Non-Voting Preferred Shares as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the Series B Non-Voting Preferred Shares submitted for conversion for which such conversion was not timely honored and (ii) receive the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1.
6.5.5 Reservation of Shares Issuable Upon Conversion. The Company covenants that at all times it will reserve and keep available out of its authorized and unissued Ordinary Shares for the sole purpose of issuance upon conversion of the Series B Non-Voting Preferred Shares, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series B Non-Voting Preferred Shares, not less than such aggregate number of Ordinary Shares as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all issued and outstanding Series B Non-Voting Preferred Shares. The Company covenants that all Ordinary Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.
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6.5.6 Fractional Shares. No fractional Ordinary Shares shall be issued upon conversion of the Series B Non-Voting Preferred Shares, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional Ordinary Shares that a Holder of Series B Non-Voting Preferred Shares would otherwise be entitled to receive shall be aggregated with all fractional Ordinary Shares issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series B Non-Voting Preferred Shares the Holder seeks to convert into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.
6.5.7 Transfer Taxes. The issuance of certificates for Ordinary Shares upon conversion of the Series B Non-Voting Preferred Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such Series B Non-Voting Preferred Shares and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
6.6 Status as Shareholder. Upon each Conversion Date, (i) the Series B Non-Voting Preferred Shares being converted shall be deemed converted into Ordinary Shares and (ii) the Holder’s rights as a holder of such converted Series B Non-Voting Preferred Shares shall cease and terminate, excepting only the right to receive certificates for such Ordinary Shares and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series B Non-Voting Preferred Shares. [In no event shall the Series B Non-Voting Preferred Shares convert into Ordinary Shares prior to the Shareholder Approval.]
7. Certain Adjustments.
7.1 Share Dividends and Share Splits. If the Company, at any time while a Series B Non-Voting Preferred Share is issued and outstanding: (A) pays a share dividend or otherwise makes a distribution or distributions payable in Ordinary Shares (which, for avoidance of doubt, shall not include any Ordinary Shares issued by the Company upon conversion of a Series B Non-Voting Preferred Share) with respect to the then issued and outstanding Ordinary Shares; (B) subdivides outstanding Ordinary Shares into a larger number of shares; or (C) combines (including by way of a share consolidation) issued and outstanding Ordinary Shares into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding immediately after such event and of which the denominator shall be the number of Ordinary Shares issued and outstanding immediately before such event (excluding any treasury shares of the Company). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
7.2 Fundamental Transaction. If, at any time while a Series B Non-Voting Preferred Share is issued and outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person or any share sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Company is the surviving or continuing entity and its Ordinary Shares are not exchanged for or converted into other securities, cash or property), (B) the Company effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which more than 50% of the Ordinary Shares not held by the Company or such Person is exchanged for or converted into other securities, cash or property, or (D) the Company effects any reclassification of the Ordinary Shares or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of a Series B Non-Voting Preferred Share the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been
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issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one Ordinary Share (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Ordinary Share in such Fundamental Transaction, and the Company shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Ordinary Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of a Series B Non-Voting Preferred Share following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new certificate of designation with the same terms and conditions and issue to the Holders new preferred shares consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred shares into Alternate Consideration. The terms of any agreement to which the Company is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that this Series B Non-Voting Preferred Shares (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall cause to be delivered to each Holder, at its last address as it shall appear upon the register of members of the Company (the “Register of Members”), written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.
7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding.
8. Redemption. The Series B Non-Voting Preferred Shares shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and under the Articles, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.
9. Transfer. Subject to the Articles, a Holder may transfer any Series B Non-Voting Preferred Shares together with the accompanying rights set forth herein, held by such holder without the consent of the Company; provided that such transfer is in compliance with applicable securities laws. The Company shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series B Non-Voting Preferred Shares may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any Series B Non-Voting Preferred Shares shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.
10. Series B Non-Voting Preferred Shares Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders in accordance with Section 11), a register for the Series B Non-Voting Preferred Shares, in which the Company shall record (i) the name, address, and electronic mail address of each holder in whose name the Series B Non-Voting Preferred Shares have been issued and (ii) the name, address, and electronic mail address of each transferee of any Series B Non-Voting Preferred Shares. The Company may deem and treat the registered Holder of Series B Non-Voting Preferred Shares as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Company shall keep the register open and available at all times during business hours for inspection by any holder of Series B Non-Voting Preferred Shares or his, her or its legal representatives.
11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of Series B Non-Voting Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the Articles, and shall be deemed sent upon such mailing or electronic transmission.
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12. Book-Entry; Certificates. The Series B Non-Voting Preferred Shares will be issued in book-entry form; provided that, if a Holder requests that such Holder’s Series B Non-Voting Preferred Shares be issued in certificated form, the Company will instead issue a share certificate to such Holder representing such Holder’s Series B Non-Voting Preferred Shares. To the extent that any Series B Non-Voting Preferred Shares are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.
13. Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Company or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series B Non-Voting Preferred Shares granted hereunder may be waived as to all Series B Non-Voting Preferred Shares (and the Holders thereof) upon the written consent or resolution of the Holders of not less than a simple majority of the Series B Non-Voting Preferred Shares then issued and outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).
14. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.
15. Status of Converted Series B Non-Voting Preferred Shares. If any Series B Non-Voting Preferred Shares shall be converted, repurchased, surrendered or redeemed by the Company, such shares shall, to the fullest extent permitted by applicable law and in accordance with the Articles, be repurchased, surrendered or redeemed (as applicable) and automatically cancelled, and shall not be reissued as a Series B Non-Voting Preferred Share. Immediately upon its cancellation, any such Series B Non-Voting Preferred Share shall no longer be designated as a Series B Non-Voting Preferred Share and shall form part of the authorized but unissued share capital of the Company.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, Galecto, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares to be duly executed on its behalf by its director on [•] 2026.

GALECTO, INC.

By:
Name:
Title:

E-2-10

ANNEX A
NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES)
The undersigned Holder hereby irrevocably elects to convert the number of Series B Non-Voting Preferred Shares indicated below, represented in book-entry form, into Ordinary Shares, par value $0.00001 per share (the “Ordinary Shares”), of Galecto, Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), on the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares (the “Certificate of Designation”) or the memorandum and articles of association of the Company, adopted by special resolution passed on [•] 2026 and effective as of [•] 2026 (as amended from time to time, the “Articles”).
On the date hereof, the number of Ordinary Shares beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares subject to this Notice of Conversion, but excluding the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, is    . For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.
CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of Series B Non-Voting Preferred Shares owned prior to Conversion:
Number of Series B Non-Voting Preferred Shares to be Converted:
Number of Ordinary Shares to be Issued:
Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.:
Account No.:

E-2-11

[HOLDER]

By:
Name:
Title:

E-2-12

Annex E-3
GALECTO, INC.
CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C NON-VOTING CONVERTIBLE PREFERRED SHARES
Pursuant to the memorandum and articles of association of the Company, adopted by special resolution passed on [•] 2026 and effective as of [•] 2026 (as amended from time to time, the “Articles”). Capitalised terms not otherwise defined herein shall have the meanings assigned thereto in the Articles.
Galecto, Inc. (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, DOES HEREBY CERTIFY:
That, pursuant to the authority conferred by the Articles, at a duly convened meeting of the board of directors of the Company (the “Board of Directors”) on 13 December 2025, the Board of Directors adopted the following resolutions, which such resolutions provides for the creation of a series of the Company’s Preferred Shares with a par value of US$0.00001 per share, which is designated as “Series C Non-Voting Convertible Preferred Shares,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.
WHEREAS: the Articles provide for a class of shares known as Preferred Shares, consisting of 10,000,000 shares with par value of US$0.00001 per share (the “Preferred Shares”), issuable from time to time in one or more series.
RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Articles, the Board of Directors (i) do hereby create and authorize and provide for the issuance and allotment of a series of Preferred Shares of the Company with a par value of US$0.00001 per share, designated as “Series C Non-Voting Convertible Preferred Shares”, and (ii) hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such Preferred Shares, in addition to any provisions set forth in the Articles that are applicable to the Preferred Shares of all classes and series, as follows:
TERMS OF SERIES C NON-VOTING CONVERTIBLE PREFERRED SHARES
1. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Buy-In” shall have the meaning set forth in Section 6.5.4.
“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company.
“Commission” means the United States Securities and Exchange Commission.
“Ordinary Shares” means the Company’s ordinary shares, par value $0.00001 per share, and shares of any other class of securities into which such securities may hereafter be reclassified or changed.
“Conversion Shares” means, collectively, the Ordinary Shares issuable upon conversion of the Series C Non-Voting Preferred Shares in accordance with the terms hereof.
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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Holder” means a holder of Series C Non-Voting Preferred Shares.
“Merger Agreement” means the Agreement and Plan of Merger, dated November 10, 2025, by and among the Company, Daylight Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Daylight Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Damora Therapeutics, Inc., a Delaware corporation.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Purchase Agreement” means the Securities and Purchase Agreement, dated November 10, 2025, by and among the Company and each of the Persons (as defined therein) listed on Exhibit A attached thereto.
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
2. Designation, Amount and Par Value. The series of Preferred Shares shall be designated as the Company’s Series C Non-Voting Convertible Preferred Shares (the “Series C Non-Voting Preferred Shares”) and the number of shares so designated shall be 43,882. Each share of Series C Non-Voting Preferred Shares shall have a par value of $0.00001 per share.
3. Dividends. Holders shall be entitled to receive, and the Company shall pay, dividends on the Series C Non-Voting Preferred Shares (on an as-converted-to-Ordinary Shares basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on Ordinary Shares payable in the form of Ordinary Shares) actually paid on the Ordinary Shares when, as and if such dividends (other than dividends payable in the form of Ordinary Shares) are paid on Ordinary Shares. Other than as set forth in the previous sentence, no other dividends shall be paid on the Series C Non-Voting Preferred Shares, and the Company shall pay no dividends (other than dividends payable in the form of Ordinary Shares) on Ordinary Shares unless it simultaneously complies with the previous sentence.
4. Voting Rights.
4.1 Except as otherwise provided herein or as otherwise required by the Articles, the Series C Non-Voting Preferred Shares shall have no voting rights. However, as long as any Series C Non-Voting Preferred Shares are issued and outstanding, the Company shall not, without the affirmative vote of the holders of a simple majority of the then issued and outstanding Series C Non-Voting Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Series C Non-Voting Preferred Shares or alter or amend this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares (the “Certificate of Designation”), amend or repeal any provision of, or add any provision to, the Articles or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Non-Voting Preferred Shares, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Series C Non-Voting Preferred Shares or increase or decrease (other than by conversion) the number of authorized Series C Non-Voting Preferred Shares, or (iii) enter into any agreement with respect to any of the foregoing. Holders of Ordinary Shares acquired upon the conversion of Series C Non-Voting Preferred Shares shall be entitled to the same voting rights as each other holder of Ordinary Shares.
4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders, or through the execution of an action by written consent or resolution in lieu of such meeting, provided that the consent is executed by Holders representing a simple majority of the then issued and outstanding Series C Non-Voting Preferred Shares.
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5. Rank; Liquidation.
5.1 The Series C Non-Voting Preferred Shares shall rank pari passu with the Ordinary Shares, the Company’s Series A Non-Voting Preferred Shares and the Company’s Series B Non-Voting Preferred Shares as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily.
5.2 Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets or distributable reserves of the Company the same amount that a holder of Ordinary Shares would receive if the Series C Non-Voting Preferred Shares were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Ordinary Shares which amounts shall be paid pari passu with all holders of Ordinary Shares, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the Holders of the Series C Non-Voting Preferred Shares the amount required under the preceding sentence, then all remaining assets of the Company shall be distributed ratably to the Holders and the holders of Ordinary Shares in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Company expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.
6. Conversion.
6.1 [Automatic Conversion on Shareholder Approval. Effective as of 5:00 p.m. Eastern time on the third Business Day after the date that the Company’s shareholders approve the conversion of the Series C Non-Voting Preferred Shares into Ordinary Shares in accordance with the listing rules of The Nasdaq Stock Market LLC, as set forth in Section 5.14 of the Purchase Agreement and Section 4.1 of the Merger Agreement (the “Shareholder Approval”), each Series C Non-Voting Preferred Share then issued and outstanding shall automatically convert into a number of Ordinary Shares equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation (the “Automatic Conversion”). The Company shall inform each Holder of the occurrence of the Shareholder Approval and the effective date of the Automatic Conversion within one Business Day of such Shareholder Approval via a Current report on Form 8-K publicly disclosing the same. In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Company shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of Ordinary Shares issuable to such Holder in such Automatic Conversion, plus (y) any additional Ordinary Shares for which a Holder has provided the Company with prior written notice of beneficial ownership within 30 days prior to the date of Shareholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all Series C Non-Voting Preferred Shares held by all other Holders less the aggregate number of Series C Non-Voting Preferred Shares held by all other Holders that will not convert into Ordinary Shares on account of the application of any Beneficial Ownership Limitations applicable to any such other Holders. If a Holder fails to provide the Company with a Beneficial Ownership Statement within 30 days prior to the date of Shareholder Approval, then the Company shall presume the Holder’s beneficial ownership of Ordinary Shares (excluding the Conversion Shares) to be zero. The Series C Non-Voting Preferred Shares that are converted in the Automatic Conversion are referred to as the “Converted Shares”. For the avoidance of doubt, any Series C Non-Voting Preferred Shares that are not automatically converted pursuant to the Automatic Conversion as a result of a Beneficial Ownership Limitation shall remain issued and outstanding until such Series C Non-Voting Preferred Shares are converted pursuant to Section 6.2. The Conversion Shares shall be issued as follows:
6.1.1 Converted Shares that are registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within one Business Day of the effectiveness of the Automatic Conversion.
6.1.2 Converted Shares that are issued in certificated form shall be deemed converted into the corresponding Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such Converted Shares shall cease and terminate on such date, excepting only the right to receive the Conversion Shares upon the Holder tendering to the Company (or its designated agent) the share certificate(s) (duly endorsed) representing such certificated Converted Shares.
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6.1.3 Notwithstanding the cancellation of the Converted Shares upon the Automatic Conversion, Holders of Converted Shares shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert the Converted Shares.]1
6.2 Conversion at Option of Holder. Subject to [Section 6.1,] Section 6.4 and Section 6.5.3, each Series C Non-Voting Preferred Share then issued and outstanding shall be convertible, at any time [and from time to time following 5:00 p.m. Eastern time on the third Business Day after the date that the Shareholder Approval is obtained by the Company], at the option of the Holder thereof, into a number of Ordinary Shares equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (as defined below) (each, an “Optional Conversion”). Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Company; provided, that the original certificate(s) (if any) representing such Series C Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such Series C Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.
6.3 Conversion Ratio. The “Conversion Ratio” for each Series C Non-Voting Preferred Share shall be 1,000 Ordinary Shares issuable upon the conversion (the “Conversion”) of each Series C Non-Voting Preferred Share (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.
6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of any Series C Non-Voting Preferred Share, [including pursuant to Section 6.1,] and a Holder shall not have the right to convert any portion of the Series C Non-Voting Preferred Share pursuant to Section 6.2, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series C Non-Voting Preferred Share, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Ordinary Shares beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Holder and its Attribution Parties shall include the number of Ordinary Shares issuable upon conversion of the Series C Non-Voting Preferred Shares subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of issued and outstanding Ordinary Shares, a Holder may rely on the number of issued
[1]	Note to Draft: Bracketed text in this Certificate of Designation to be deleted if filed after Shareholder Approval is received.
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and outstanding Ordinary Shares as stated in the most recent of the following: (A) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission, or (C) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of Ordinary Shares then outstanding. Upon the written request of a Holder (which may be by email), the Company shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of Ordinary Shares then issued and outstanding. In any case, the number of issued and outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including of Series C Non-Voting Preferred Shares, by such Holder or its Attribution Parties since the date as of which such number of issued and outstanding Ordinary Shares was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be 19.99% of the number of Ordinary Shares issued and outstanding or deemed to be issued and outstanding as of the applicable measurement date. The Company shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Company (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company[, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Shareholder Approval and (y) if Shareholder Approval is not obtained within six months after the initial issuance of the Series C Non-Voting Preferred Shares, the date that is three Business Days after the date that is six months after the initial issuance of the Series C Non-Voting Preferred Shares]. Upon such change by a Holder of the Beneficial Ownership Limitation pursuant to clause (i), not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, with respect to any Holder whose Beneficial Ownership Limitation is in excess of 15.00% at any time that the beneficial ownership of Ordinary Shares of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of Ordinary Shares issued and outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the Ordinary Shares underlying the Series C Non-Voting Preferred Shares in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.
6.5 Mechanics of Conversion.
6.5.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Company of the original certificate(s) representing such Series C Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Company shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of Series C Non-Voting Preferred Shares, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Company at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Company shall promptly return to such Holder any original Series C Non-Voting Preferred Share certificate delivered to the Company and such Holder shall promptly return to the Company any Ordinary Share certificates or otherwise direct the return of any Ordinary Shares delivered to the Holder through the DWAC system, representing the Series C Non-Voting Preferred Shares unsuccessfully tendered for conversion to the Company.
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6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Non-Voting Preferred Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series C Non-Voting Preferred Shares, the Company may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Non-Voting Preferred Shares of such Holder shall have been sought and obtained by the Company, and the Company posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted Series C Non-Voting Preferred Shares which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.
6.5.3 [Cash Settlement. If, at any time after the earlier of Shareholder Approval or six months after the initial issuance of the Series C Non-Voting Preferred Shares, the Company fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Company shall, at the request of the Holder, pay an amount of cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been made by such Holder if Shareholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Company. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Ordinary Shares are listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Company. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Company’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval, disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.6, the lack of obtaining Shareholder Approval, or due to applicable Trading Market rules.]
6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Company fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Company or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise
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purchases, Ordinary Shares to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Ordinary Shares so purchased exceeds (y) the product of (1) the aggregate number of Ordinary Shares that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the Series C Non-Voting Preferred Shares equal to the number of Series C Non-Voting Preferred Shares submitted for conversion or deliver to such Holder the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Series C Non-Voting Preferred Shares with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Holder $1,000. The Holder shall provide the Company written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares upon conversion of the Series C Non-Voting Preferred Shares as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the Series C Non-Voting Preferred Shares submitted for conversion for which such conversion was not timely honored and (ii) receive the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1.
6.5.5 Reservation of Shares Issuable Upon Conversion. The Company covenants that at all times it will reserve and keep available out of its authorized and unissued Ordinary Shares for the sole purpose of issuance upon conversion of the Series C Non-Voting Preferred Shares, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Non-Voting Preferred Shares, not less than such aggregate number of Ordinary Shares as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all issued and outstanding Series C Non-Voting Preferred Shares. The Company covenants that all Ordinary Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.
6.5.6 Fractional Shares. No fractional Ordinary Shares shall be issued upon conversion of the Series C Non-Voting Preferred Shares, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional Ordinary Shares that a Holder of Series C Non-Voting Preferred Shares would otherwise be entitled to receive shall be aggregated with all fractional Ordinary Shares issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series C Non-Voting Preferred Shares the Holder seeks to convert into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.
6.5.7 Transfer Taxes. The issuance of certificates for Ordinary Shares upon conversion of the Series C Non-Voting Preferred Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such Series C Non-Voting Preferred Shares and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
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6.6  Status as Shareholder. Upon each Conversion Date, (i) the Series C Non-Voting Preferred Shares being converted shall be deemed converted into Ordinary Shares and (ii) the Holder’s rights as a holder of such converted Series C Non-Voting Preferred Shares shall cease and terminate, excepting only the right to receive certificates for such Ordinary Shares and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series C Non-Voting Preferred Shares. [In no event shall the Series C Non-Voting Preferred Shares convert into Ordinary Shares prior to the Shareholder Approval.]
7. Certain Adjustments.
7.1 Share Dividends and Share Splits. If the Company, at any time while a Series C Non-Voting Preferred Share is issued and outstanding: (A) pays a share dividend or otherwise makes a distribution or distributions payable in Ordinary Shares (which, for avoidance of doubt, shall not include any Ordinary Shares issued by the Company upon conversion of a Series C Non-Voting Preferred Share) with respect to the then issued and outstanding Ordinary Shares; (B) subdivides outstanding Ordinary Shares into a larger number of shares; or (C) combines (including by way of a share consolidation) issued and outstanding Ordinary Shares into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding immediately after such event and of which the denominator shall be the number of Ordinary Shares issued and outstanding immediately before such event (excluding any treasury shares of the Company). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
7.2 Fundamental Transaction. If, at any time while a Series C Non-Voting Preferred Share is issued and outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person or any share sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Company is the surviving or continuing entity and its Ordinary Shares are not exchanged for or converted into other securities, cash or property), (B) the Company effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which more than 50% of the Ordinary Shares not held by the Company or such Person is exchanged for or converted into other securities, cash or property, or (D) the Company effects any reclassification of the Ordinary Shares or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of a Series C Non-Voting Preferred Share the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any Beneficial Ownership Limitation), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if such conversion of Series C Non-Voting Preferred Shares had occurred immediately prior to such Fundamental Transaction (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Ordinary Share in such Fundamental Transaction, and the Company shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Ordinary Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of a Series C Non-Voting Preferred Share following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new certificate of designation with the same terms and conditions and issue to the Holders new preferred shares consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred shares into Alternate Consideration. The terms of any agreement to which the Company is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to
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comply with the provisions of this Section 7.2 and ensuring that this Series C Non-Voting Preferred Shares (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall cause to be delivered to each Holder, at its last address as it shall appear upon the register of members of the Company (the “Register of Members”), written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.
7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding.
8. Redemption. The Series C Non-Voting Preferred Shares shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and under the Articles, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.
9. Transfer. Subject to the Articles, a Holder may transfer any Series C Non-Voting Preferred Shares together with the accompanying rights set forth herein, held by such holder without the consent of the Company; provided that such transfer is in compliance with applicable securities laws. The Company shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series C Non-Voting Preferred Shares may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any Series C Non-Voting Preferred Shares shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.
10. Series C Non-Voting Preferred Shares Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders in accordance with Section 11), a register for the Series C Non-Voting Preferred Shares, in which the Company shall record (i) the name, address, and electronic mail address of each holder in whose name the Series C Non-Voting Preferred Shares have been issued and (ii) the name, address, and electronic mail address of each transferee of any Series C Non-Voting Preferred Shares. The Company may deem and treat the registered Holder of Series C Non-Voting Preferred Shares as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Company shall keep the register open and available at all times during business hours for inspection by any holder of Series C Non-Voting Preferred Shares or his, her or its legal representatives.
11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of Series C Non-Voting Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the Articles, and shall be deemed sent upon such mailing or electronic transmission.
12. Book-Entry; Certificates. The Series C Non-Voting Preferred Shares will be issued in book-entry form; provided that, if a Holder requests that such Holder’s Series C Non-Voting Preferred Shares be issued in certificated form, the Company will instead issue a share certificate to such Holder representing such Holder’s Series C Non-Voting Preferred Shares. To the extent that any Series C Non-Voting Preferred Shares are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.
13. Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Company or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C Non-Voting Preferred Shares granted hereunder may be waived as to all Series C Non-Voting Preferred Shares (and the Holders thereof) upon the written consent or resolution of the Holders of not less than a simple majority of the Series C Non-Voting Preferred Shares then issued and outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any
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provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).
14. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.
15. Status of Converted Series C Non-Voting Preferred Shares. If any Series C Non-Voting Preferred Shares shall be converted, repurchased, surrendered or redeemed by the Company, such shares shall, to the fullest extent permitted by applicable law and in accordance with the Articles, be repurchased, surrendered or redeemed (as applicable) and automatically cancelled, and shall not be reissued as a Series C Non-Voting Preferred Share. Immediately upon its cancellation, any such Series C Non-Voting Preferred Share shall no longer be designated as a Series C Non-Voting Preferred Share and shall form part of the authorized but unissued share capital of the Company.
[Remainder of Page Intentionally Left Blank]
E-3-10

IN WITNESS WHEREOF, Galecto, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares to be duly executed on its behalf by its director on [•] 2026.

GALECTO, INC.

By:
Name:
Title:

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SERIES C NON-VOTING CONVERTIBLE PREFERRED SHARES)
The undersigned Holder hereby irrevocably elects to convert the number of Series C Non-Voting Preferred Shares indicated below, represented in book-entry form, into Ordinary Shares, par value $0.00001 per share (the “Ordinary Shares”), of Galecto, Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), on the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares (the “Certificate of Designation”) or the memorandum and articles of association of the Company, adopted by special resolution passed on [•] 2026 and effective as of [•] 2026 (as amended from time to time, the “Articles”).
On the date hereof, the number of Ordinary Shares beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of Ordinary Shares issuable upon conversion of the Series C Non-Voting Preferred Shares subject to this Notice of Conversion, but excluding the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, is   . For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.
CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of Series C Non-Voting Preferred Shares owned prior to Conversion:
Number of Series C Non-Voting Preferred Shares to be Converted:
Number of Ordinary Shares to be Issued:
Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.:

Account No.:

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[HOLDER]

By:
Name:
Title:

E-3-13

Annex F
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GALECTO, INC.
Galecto, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1. The name of the Corporation is Galecto, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 16, 2019 (the “Original Certificate”). The name under which the Corporation filed the Original Certificate was Galecto, Inc.
2. This Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on September 24, 2020, as amended on October 20, 2020 (the “Amended and Restated Certificate”), and was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
3. The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.
ARTICLE I
The name of the Corporation is Galecto, Inc.
ARTICLE II
The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK
The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred ten million (310,000,000), of which (i) three hundred million (300,000,000) shares shall be a class designated as common stock, par value $0.00001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.00001 per share (the “Undesignated Preferred Stock”).
Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote on such matter irrespective of the provisions of Section 242(b)(2) of the DGCL.
The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.
A. COMMON STOCK
Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designations of any series of Undesignated Preferred Stock):
(a) the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series of Undesignated Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;
(b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof; and
(c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.
B. UNDESIGNATED PREFERRED STOCK
The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for, out of the unissued shares of Undesignated Preferred Stock, the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.
ARTICLE V

STOCKHOLDER ACTION
1. Action without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

2. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.
ARTICLE VI

DIRECTORS
1. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.
2. Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.
3. Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes. The initial Class I Directors of the Corporation shall be Chau Khuong, Søren Møller and Stephan Christgau; the initial Class II Directors of the Corporation shall be David Shapiro and Carl Goldfischer; and the initial Class III Directors of the Corporation shall be Hans Schambye and Amit Munshi. The mailing address of each person who is to serve initially as a director is c/o Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N Denmark. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2021, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2022, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2023. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.
Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable to such series.
4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VI.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.
5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of not less than two thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of Directors. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.
ARTICLE VII

LIMITATION OF LIABILITY
A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director at the time of such amendment, repeal or modification.
ARTICLE VIII

AMENDMENT OF BY-LAWS
1. Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.
2. Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of not less than two thirds (2/3) of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.
ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than two thirds (2/3) of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of not less than two thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII or Article IX of this Certificate.
[End of Text]

THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION is executed as of this 2nd day of November, 2020.

GALECTO, INC.

By:	/s/ Hans Schambye
Name:	Hans Schambye
Title:	Chief Executive Officer

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GALECTO, INC.
Galecto, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”).
2. This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3. Upon this Certificate of Amendment becoming effective, the Charter is hereby amended as follows:
ARTICLE IV of the Charter is hereby amended by adding the following new paragraph at the end of such article:
“C. REVERSE STOCK SPLIT
Effective at 5:00 P.M., Eastern Time, on August 29, 2024 (the “Split Effective Time”), every twenty-five (25) shares of common stock issued and outstanding or held by the Corporation as treasury shares as of the Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of common stock, without effecting a change to the par value per share of common stock, subject to the treatment of fractional interests as described below (the “Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. The Board of Directors shall make provision for the issuance of that number of fractions common stock such that any fractional share of a holder otherwise resulting from the Reverse Split shall be rounded up to the next whole number of shares of common stock. As of the Split Effective Time and thereafter, a certificate(s) representing shares of common stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were reclassified and combined. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, common stock of the Corporation and all references to such common stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of common stock shall be deemed to be references to the common stock or options or rights to purchase or acquire shares of common stock, as the case may be, after giving effect to the Reverse Split.”
4. This Certificate of Amendment shall become effective at 5:00 P.M., Eastern Time, on August 29, 2024.
IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to the Amended and Restated Certificate of Incorporation as of August 29, 2024.

GALECTO, INC.

By:	/s/ Hans Schambye
Name:	Hans T. Schambye, M.D., Ph.D
Title:	Chief Executive Officer

Annex G
AMENDED AND RESTATED

BY-LAWS

OF

GALECTO, INC.

(the “Corporation”)
ARTICLE I

Stockholders
SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.
SECTION 2. Notice of Stockholder Business and Nominations.
(a) Annual Meetings of Stockholders.
(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2) and (3) of this By-law to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.
(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this By-law, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this By-law and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this By-law. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Notwithstanding anything to the contrary provided herein, for the first Annual Meeting following the initial public offering of common stock of the Corporation, a stockholder’s notice shall be timely if received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made or sent by the Corporation. Such stockholder’s Timely Notice shall set forth:
(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (v) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the Board of Directors, (vi) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe fiduciary duties under Delaware law with respect to the corporation and its stockholders, and (vii) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text, if any, of any resolutions or By-law amendment proposed for adoption, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);
(C) (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;
(D) (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and
(E) a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Solicitation Statement”).
For purposes of this Article I of these By-laws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these By-laws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.
(3) A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this By-law shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).
(4) Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the

Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(b) General.
(1) Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.
(2) Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.
(3) Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.
(4) For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(5) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule), as applicable, under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Undesignated Preferred Stock to elect directors under specified circumstances.
SECTION 3. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these By-laws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these By-laws and the provisions of Article I, Section 2 of these By-laws shall govern such special meeting.
SECTION 4. Notice of Meetings; Adjournments.
(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law (“DGCL”).
(b) Unless otherwise required by the DGCL, notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.
(c) Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.
(d) The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I of these By-laws.
(e) When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (iii) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Amended and Restated Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or these By-laws, is entitled to such notice.
SECTION 5. Quorum. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.
SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.
SECTION 8. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting as provided in the manner, and subject to the terms, set forth in Section 219 of the DGCL (or any successor provision). The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.
SECTION 9. Presiding Officer. The Board of Directors shall designate a representative to preside over all Annual Meetings or special meetings of stockholders, provided that if the Board of Directors does not so designate such a presiding officer, then the Chairman of the Board, if one is elected, shall preside over such meetings. If the Board of Directors does not so designate such a presiding officer and there is no Chairman of the Board or the Chairman of the Board is unable to so preside or is absent, then the Chief Executive Officer, if one is elected, shall preside over such meetings, provided further that if there is no Chief Executive Officer or the Chief Executive Officer is unable to so preside or is absent, then the President shall preside over such meetings. The presiding officer at any Annual Meeting or special meeting of stockholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.
SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II

Directors
SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.
SECTION 2. Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.
SECTION 3. Qualification. No director need be a stockholder of the Corporation.
SECTION 4. Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.
SECTION 5. Removal. Directors may be removed from office only in the manner provided in the Certificate.
SECTION 6. Resignation. A director may resign at any time by electronic transmission or by giving written notice to the Chairman of the Board, if one is elected, the Chief Executive Officer, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.
SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.
SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of two or more of the directors, the Chairman of the Board, if one is elected, the Chief Executive Officer, if one is elected, or the President. The person(s) calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.
SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, the Chief Executive Officer, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, the Chief Executive Officer, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least seventy-two (72) hours in advance of the meeting. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed or electronically transmitted before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.
SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.
SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.
SECTION 14. Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairman of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairman of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.
SECTION 15. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nomination and Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.
SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.
ARTICLE III

Officers
SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.
SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.
SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.
SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these By-laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. Resignation. Any officer may resign by delivering his or her written or electronically transmitted resignation to the Corporation addressed to the Chief Executive Officer, if one is elected, the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides.
SECTION 6. Removal. Except as otherwise provided by law or by resolution of the Board of Directors, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.
SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.
SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.
SECTION 9. President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.
SECTION 10. Chairman of the Board. The Chairman of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.
SECTION 11. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.
SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors, the Chief Executive Officer, if one is elected, or the President may from time to time designate.
SECTION 13. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors, the Chief Executive Officer, if one is elected, or the President may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors, the Chief Executive Officer, if one is elected, or the President. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer, if one is elected, or the President may from time to time designate.
SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors, the Chief Executive Officer, if one is elected, or the President. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer, if one is elected, or the President may from time to time designate.
SECTION 15. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors, the Chief Executive Officer, if one is elected, or the President.
ARTICLE IV

Capital Stock
SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by any two authorized officers of the Corporation. The Corporation seal and the signatures by the

Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these By-laws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these By-laws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.
SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.
SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.
SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.
ARTICLE V

Indemnification
SECTION 1. Definitions. For purposes of this Article:
(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the

Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;
(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;
(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;
(d) “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;
(e) “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;
(f) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;
(g) “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;
(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and
(i) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.
SECTION 2. Indemnification of Directors and Officers.
(a) Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.
(1) Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.
(2) Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.
(3) Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.
(4) Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.
SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors of the Corporation.
SECTION 4. Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.
SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition.
(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within thirty (30) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any

Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these By-laws.
(b) If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within thirty (30) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.
(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.
SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.
(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.
(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.
SECTION 7. Contractual Nature of Rights.
(a) The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Certificate inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.
(b) If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.
(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.
SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.
SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.
SECTION 10. Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.
ARTICLE VI

Miscellaneous Provisions
SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.
SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.
SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the Chief Executive Officer, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board may authorize.
SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the Chief Executive Officer, if one is elected, the President or the Treasurer may waive notice of and act on behalf of the Corporation (including with regard to voting and actions by written consent), or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation.
SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.
SECTION 6. Corporate Records. The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.
SECTION 7. Certificate. All references in these By-laws to the Certificate shall be deemed to refer to the Certificate, as amended and/or restated and in effect from time to time.
SECTION 8. Exclusive Jurisdiction of Delaware Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware) shall be the sole and exclusive forum for state law claims for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of or based on a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any current or former director, officer, or other employee or stockholder of the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Certificate or By-laws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine; provided, however, that this forum provision will not apply to any causes of action arising under the Securities Act of 1933, as amended, or the Exchange Act. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.
SECTION 9. Amendment of By-laws.
(a) Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.
(b) Amendment by Stockholders. Except as otherwise required by these By-laws or by law, these By-laws may be amended or repealed by the affirmative vote of at least two thirds (2/3) of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate, these By-laws, or other applicable law.
SECTION 10. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.
SECTION 11. Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.
Adopted October 20, 2020, subject to and effective upon the closing of the Corporation’s initial public offering on its Registration Statement on Form S-1.

CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED BY-LAWS OF
GALECTO, INC.
This Certificate of Amendment (this “Amendment”) to the Amended and Restated By-laws (the “By-laws”) of Galecto, Inc., a Delaware corporation (the “Company”), is effective as of March 13, 2025 and is made pursuant to Article VI, Section 9(a) of the By-laws.
1. Section 5 of Article I of the By-laws is hereby amended by deleting Section 5 of Article I of the By-laws in its entirety and replacing it with the following:
SECTION 5. Quorum. Except as otherwise required by applicable law, the Certificate or these By-laws, the holders of record of one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
2. Except as set forth in this Amendment, no terms or conditions of the By-laws have changed. In the event of any inconsistencies between the terms of this Amendment and the By-laws, the terms of this Amendment shall prevail.
The Company has caused this Amendment to be executed by its President and Chief Executive Officer as of March 13, 2025.

By:	/s/ Hans Schambye
Name: Hans T. Schambye, M.D. Ph.D.
Title: President and Chief Executive Officer

Annex H-1
GALECTO, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Galecto, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on October 2, 2024, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.00001 per share, which is designated as “Series A Non-Voting Convertible Preferred Stock”, with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.
WHEREAS: the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time, the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 10,000,000 shares, $0.00001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.
RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 200 shares of “Series A Non-Voting Convertible Preferred Stock” pursuant to the terms of the Asset Purchase Agreement, dated as of the date hereof, by and between the Corporation and Bridge Medicines LLC, a Delaware limited liability company (the “Asset Purchase Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:
TERMS OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK
1. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Buy-In” shall have the meaning set forth in Section 6.5.4.
“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation’s common stock, par value $0.00001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series A Non-Voting Preferred Stock in accordance with the terms hereof.
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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Holder” means a holder of shares of Series A Non-Voting Preferred Stock.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Corporation’s Trading Market or quotation system with respect to the Common Stock that is in effect on the date of delivery of an applicable Notice of Conversion.
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series A Non-Voting Convertible Preferred Stock (the “Series A Non-Voting Preferred Stock”) and the number of shares so designated shall be 200. Each share of Series A Non-Voting Preferred Stock shall have a par value of $0.00001 per share.
3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series A Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series A Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.
4. Voting Rights.
4.1 Except as otherwise provided herein or as otherwise required by the DGCL, the Series A Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series A Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written waiver of the holders of a majority of the then outstanding shares of the Series A Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series A Non-Voting Preferred Stock or alter or amend this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”), amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion or otherwise, (ii) issue further shares of Series A Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Non-Voting Preferred Stock, (iii) prior to the Stockholder Approval (as defined below), consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the voting power of the capital stock of the Corporation or such other entity immediately after such transaction, (iv) amend, in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval or the Automatic Conversion (as defined below), or terminate, any of those certain Support Agreements entered into by the Corporation, Bridge Medicines LLC and certain holders of shares of Common Stock, or agree to any transfer, sale or disposition of such shares
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subject to the Support Agreements (except for such transfers, sales or dispositions with respect to which the approval of the Corporation is not required pursuant to the applicable Support Agreement), (v) amend, or fail to comply with, in each case in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, Sections 6.1 or 6.2 of the Asset Purchase Agreement, or (vi) enter into any agreement with respect to any of the foregoing that does not explicitly require the approval contemplated herein to consummate such transaction. Holders of shares of Common Stock acquired upon the conversion of shares of Series A Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock; except that such holders may not vote such shares upon the proposal for the Stockholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC.
4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting or other written waiver by such stockholders, provided that the consent or waiver is executed by Holders representing a majority of the outstanding shares of Series A Non-Voting Preferred Stock, unless a higher percentage is required by the DGCL, in which case the written consent of the Holders of not less than such higher percentage shall be required.
5. Rank; Liquidation.
5.1 The Series A Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.
5.2 Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series A Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations and assuming receipt of Stockholder Approval) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series A Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.
6. Conversion.
6.1 Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern time on the third Business Day after the date that the Corporation’s stockholders approve the conversion of the Series A Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market, as set forth in Section 6.1 of the Asset Purchase Agreement (the “Stockholder Approval”), each share of Series A Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation (the “Automatic Conversion”). The Corporation shall inform each Holder of the occurrence of the Stockholder Approval within one Business Day of such Stockholder Approval, it being understood that the filing of a Current Report on Form 8-K reporting the Stockholder Approval shall be deemed sufficient to inform the Holders. In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of shares of Common Stock issuable to such Holder in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership no less than five days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all shares of Series A Non-Voting Preferred Stock held by all other Holders less the aggregate number of shares of Series A Non-Voting Preferred Stock held by all other Holders that will not convert into shares of Common Stock on account of the application of any Beneficial Ownership Limitations applicable to any such other Holders. If a Holder fails to provide the Corporation with a Beneficial Ownership Statement at least five days prior to the
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date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (excluding the Conversion Shares) to be zero or such other number of shares of Common Stock as the Corporation shall have reason to believe are beneficially owned by such Holder. The shares of Series A Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. For the avoidance of doubt, any shares of Series A Non-Voting Preferred Stock that are not automatically converted pursuant to the Automatic Conversion as a result of a Beneficial Ownership Limitation shall remain outstanding until such shares of Series A Non-Voting Preferred Stock are converted pursuant to Section 6.2. The Conversion Shares shall be issued as follows:
6.1.1 Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within one (1) Business Day of the effectiveness of the Automatic Conversion.
6.1.2 Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.
6.1.3 Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.
6.2 Conversion at Option of Holder. Subject to Section 6.1, Section 6.4 and Section 6.5.3, each share of Series A Non-Voting Preferred Stock then outstanding that is not otherwise converted into Common Stock upon the Automatic Conversion as a result of the applicability of a Beneficial Ownership Limitation shall be convertible, at any time and from time to time following 5:00 p.m. Eastern time on the third Business Day after the date that the Stockholder Approval is obtained by the Corporation, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, following the expiration of the lock-up period as set forth in Section 6.4 of the Asset Purchase Agreement (the “Lock-up Period”), the Notice of Optional Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series A Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series A Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.
6.3 Conversion Ratio. The “Conversion Ratio” for each share of Series A Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series A Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.
6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of any share of Series A Non-Voting Preferred Stock, including pursuant to Section 6.1, and a Holder shall not have the right to convert any portion of the Series A Non-Voting Preferred Stock pursuant to Section 6.2, to the extent that, after giving effect to such attempted conversion set forth on an
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applicable Notice of Conversion with respect to the Series A Non-Voting Preferred Stock, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Non-Voting Preferred Stock subject to the Notice of Conversion or the Automatic Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series A Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series A Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion or Automatic Conversion (as applicable) to the extent permitted pursuant to this Section 6.4. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation (which may be via email), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.9%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Corporation, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage effective immediately after the delivery of such notice to the Corporation, provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Stockholder Approval and (y) if Stockholder Approval is not obtained within six months after the initial issuance of the Series A Non-Voting Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series A Non-Voting Preferred Stock. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.9%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Series A Non-Voting Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.
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6.5 Mechanics of Conversion.
6.5.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than the lesser of two (2) Trading Days and the number of Trading Days comprising the Standard Settlement Period after, in the case of the Automatic Conversion, the Stockholder Approval, or in the case of an Optional Conversion, the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), not later than the lesser of two (2) Trading Days and the number of Trading Days comprising the Standard Settlement Period after receipt by the Corporation of the original certificate(s) representing such shares of Series A Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series A Non-Voting Preferred Stock, or (b) following the expiration of the Lock-up Period in the case of a DWAC Delivery (if so request by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, following the expiration of the Lock-up Period, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series A Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or, following the expiration of the Lock-up Period, otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series A Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.
6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series A Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series A Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.
6.5.3 Cash Settlement. If, at any time after the earlier of Stockholder Approval or six months after the initial issuance of the Series A Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion other than a failure caused by (i) incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable
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Notice of Conversion pursuant to Section 6.5.1, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within three Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by (i) incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval, disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.6, the lack of obtaining Stockholder Approval, or due to applicable Trading Market rules.
6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or, following the expiration of the Lock-up Period, to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than due to a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Non-Voting Preferred Stock equal to the number of shares of Series A Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series A Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1.
6.5.5 Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series A Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall
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be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series A Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.
6.5.6 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Non-Voting Preferred Stock and no certificates or scrip for any such fractional shares shall be issued. Any fractional shares of Common Stock that a Holder of Series A Non-Voting Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded down to the nearest whole share. In lieu of any fractional shares to which a Holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of the Common Stock on the Trading Market on the Trading Day immediately preceding the applicable Conversion Date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.
6.5.7 Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series A Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series A Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.
6.6 Status as Stockholder. Upon the date of conversion, (i) the shares of Series A Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series A Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series A Non-Voting Preferred Stock. In no event shall the Series A Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.
7. Certain Adjustments.
7.1 Stock Dividends and Stock Splits. If the Corporation, at any time while this Series A Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series A Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
7.2 Fundamental Transaction. If, at any time while this Series A Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease,
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transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Non-Voting Preferred Stock, the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion (without regard to any Beneficial Ownership Limitations and assuming receipt of Stockholder Approval) immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had converted the Series A Non-Voting Preferred Stock to Conversion Shares immediately prior to such Fundamental Transaction (without regard to any Beneficial Ownership Limitations and assuming receipt of Stockholder Approval) (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that this Series A Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.
7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.
8. Redemption. The shares of Series A Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.
9. Transfer. A Holder may transfer any shares of Series A Non-Voting Preferred Stock together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series A Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any shares of Series A Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.
10. Series A Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series A Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, and electronic mail address of each holder in whose name the shares of Series A Non-Voting
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Preferred Stock have been issued and (ii) the name, address, and electronic mail address of each transferee of any shares of Series A Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series A Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series A Non-Voting Preferred Stock or his, her or its legal representatives.
11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series A Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.
12. Book-Entry; Certificates. The Series A Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series A Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series A Non-Voting Preferred Stock. To the extent that any shares of Series A Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.
13. Lost or Mutilated Series A Non-Voting Preferred Stock Certificate. If a Holder’s Series A Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.
14. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series A Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series A Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series A Non-Voting Preferred Stock then outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).
15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.
16. Status of Converted Series A Non-Voting Preferred Stock. If any shares of Series A Non-Voting Preferred Stock shall be converted, redeemed, repurchased or otherwise acquired by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series A Non-Voting Preferred Stock. Any share of Series A Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Non-Voting Preferred Stock.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, Galecto, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock to be duly executed by its President and Chief Executive Officer on October 7, 2024.

GALECTO, INC.

By:	/s/ Hans T. Schambye

Name:	Hans T. Schambye, M.D., Ph.D.
Title:	President and Chief Executive Officer

[Signature Page to Certificate of Designations]
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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK)
The undersigned Holder hereby irrevocably elects to convert the number of shares of Series A Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.00001 per share (the “Common Stock”), of Galecto, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on October 7, 2024.
As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series A Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, is    %. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.
CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of shares of Series A Non-Voting Preferred Stock owned prior to Conversion:
Number of shares of Series A Non-Voting Preferred Stock to be Converted:
Number of shares of Common Stock to be Issued:
Address for delivery of physical certificates:

[HOLDER]

By:

Name:

Title:

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Annex H-2
GALECTO, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Galecto, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on November 7, 2025, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.00001 per share, which is designated as “Series B Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.
WHEREAS: the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 10,000,000 shares, $0.00001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.
RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a new series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 16,366 shares of “Series B Non-Voting Convertible Preferred Stock” pursuant to the terms of the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Daylight Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, Daylight Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation, and Damora Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:
TERMS OF SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK
1. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Buy-In” shall have the meaning set forth in Section 6.5.4.
“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.
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“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation’s common stock, par value $0.00001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B Non-Voting Preferred Stock in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Holder” means a holder of shares of Series B Non-Voting Preferred Stock.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series B Non-Voting Convertible Preferred Stock (the “Series B Non-Voting Preferred Stock”) and the number of shares so designated shall be 16,366. Each share of Series B Non-Voting Preferred Stock shall have a par value of $0.00001 per share.
3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series B Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series B Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.
4. Voting Rights.
4.1 Except as otherwise provided herein or as otherwise required by the DGCL, the Series B Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series B Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series B Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series B Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Non-Voting Preferred Stock, (iii) at any time while at least 30% of the originally issued Series B Non-Voting Preferred Stock remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined below) or (II) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction, (B) increase the size of the Board of Directors of the Corporation, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption,
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amendment or repeal has been approved by the unanimous vote of the Board of Directors of the Corporation or (D) retain or replace the Corporation’s registered independent public accounting firm, independent compensation consultant or corporate counsel or (iv) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series B Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).
4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series B Non-Voting Preferred Stock.
5. Rank; Liquidation.
5.1 The Series B Non-Voting Preferred Stock shall rank on parity with the Common Stock, the Corporation’s Series A Convertible Preferred Stock and the Corporation’s Series C Convertible Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.
5.2 Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series B Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series B Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.
6. Conversion.
6.1 Reserved.
6.2 Conversion at Option of Holder. Subject to Section 6.4 and Section 6.5.3, each share of Series B Non-Voting Preferred Stock then outstanding shall be convertible, at any time and from time to time following 5:00 p.m. Eastern time on the third Business Day after the date that the Corporation’s stockholders approve the conversion of the Series B Non-Voting Preferred Stock into shares of Common Stock in accordance with Nasdaq listing rules, as set forth in Section 4.1 of the Merger Agreement (the “Stockholder Approval”), at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series B Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series B Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.
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6.3 Conversion Ratio. The “Conversion Ratio” for each share of Series B Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series B Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.
6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of any share of Series B Non-Voting Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Non-Voting Preferred Stock pursuant to Section 6.2, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series B Preferred Stock, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series B Non-Voting Preferred Stock subject to the Notice of Conversion, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series B Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Holder to a percentage designated by such Holder on its signature page to the Purchase Agreement or otherwise between 0% and 19.99% of the number of shares of the Common Stock outstanding or deemed to be outstanding as of the applicable measurement date, and such percentage shall be set at 19.99% for any Holder that does not make such designation in the Purchase Agreement or otherwise. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Corporation, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Stockholder Approval and (y) if Stockholder Approval is not obtained within six months after the initial issuance of the Series B Non-Voting Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series B Non-Voting Preferred Stock. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, (x) at any time
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following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation and (y) at any time that the beneficial ownership of shares of Common Stock of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of shares of Common Stock outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Securities in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Purchaser for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.
6.5 Mechanics of Conversion.
6.5.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series B Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series B Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series B Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series B Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.
6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series B Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series B Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.
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6.5.3 Cash Settlement. If, at any time after the earlier of Stockholder Approval or six months after the initial issuance of the Series B Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been made by such Holder if Stockholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Corporation. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval, disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.6, the lack of obtaining Stockholder Approval, or due to applicable Trading Market rules.
6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series B Non-Voting Preferred Stock equal to the number of shares of Series B Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however,
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that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series B Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1.
6.5.5 Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series B Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series B Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.
6.5.6 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series B Non-Voting Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Non-Voting Preferred Stock the Holder seeks to convert into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.
6.5.7 Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series B Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series B Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.
6.6 Status as Stockholder. Upon each Conversion Date, (i) the shares of Series B Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series B Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series B Non-Voting Preferred Stock. In no event shall the Series B Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.
7. Certain Adjustments.
7.1 Stock Dividends and Stock Splits. If the Corporation, at any time while this Series B Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series B Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the
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Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
7.2 Fundamental Transaction. If, at any time while this Series B Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer by the Corporation is completed pursuant to which more than 50% of the Common Stock not held by the Corporation is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series B Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that this Series B Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.
7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.
8. Redemption. The shares of Series B Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.
9. Transfer. A Holder may transfer any shares of Series B Non-Voting Preferred Stock together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series B Non-Voting
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Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any shares of Series B Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.
10. Series B Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series B Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, and electronic mail address of each holder in whose name the shares of Series B Non-Voting Preferred Stock have been issued and (ii) the name, address, and electronic mail address of each transferee of any shares of Series B Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series B Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series B Non-Voting Preferred Stock or his, her or its legal representatives.
11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series B Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.
12. Book-Entry; Certificates. The Series B Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series B Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series B Non-Voting Preferred Stock. To the extent that any shares of Series B Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.
13. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series B Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series B Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series B Non-Voting Preferred Stock then outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).
14. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.
15. Status of Converted Series B Non-Voting Preferred Stock. If any shares of Series B Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series B Non-Voting Preferred Stock. Any share of Series B Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Non-Voting Preferred Stock.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, Galecto, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on November 7, 2025.

GALECTO, INC.

By:	/s/ Hans Schambye
Name:	Hans Schambye
Title:	President & Chief Executive Officer

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ANNEX A
NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK)
The undersigned Holder hereby irrevocably elects to convert the number of shares of Series B Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.00001 per share (the “Common Stock”), of Galecto, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on November 7, 2025.
As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series B Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, is   %. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.
CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of shares of Series B Non-Voting Preferred Stock owned prior to Conversion:
Number of shares of Series B Non-Voting Preferred Stock to be Converted:
Number of shares of Common Stock to be Issued:
Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:
Broker No.:
Account No.:

[HOLDER]

By:
Name:
Title:

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Annex H-3
GALECTO, INC.
CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Galecto, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on November 7, 2025, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.00001 per share, which is designated as “Series C Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.
WHEREAS: the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 10,000,000 shares, $0.00001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.
RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a new series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 43,855 shares of “Series C Non-Voting Convertible Preferred Stock” pursuant to the terms of (A) the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Daylight Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, Daylight Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation, and Damora Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (B) the Securities Purchase Agreement, dated as of the date hereof, by and among the Corporation and the initial Holders (as defined below) (the “Purchase Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:
TERMS OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK
1. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.
“Commission” means the United States Securities and Exchange Commission.
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“Common Stock” means the Corporation’s common stock, par value $0.00001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Non-Voting Preferred Stock in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Holder” means a holder of shares of Series C Non-Voting Preferred Stock.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series C Non-Voting Convertible Preferred Stock (the “Series C Non-Voting Preferred Stock”) and the number of shares so designated shall be 43,855. Each share of Series C Non-Voting Preferred Stock shall have a par value of $0.00001 per share.
3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series C Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series C Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.
4. Voting Rights.
4.1 Except as otherwise provided herein or as otherwise required by the DGCL, the Series C Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series C Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series C Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series C Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Non-Voting Preferred Stock, or (iii) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series C Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).
4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series C Non-Voting Preferred Stock.
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5. Rank; Liquidation.
5.1 The Series C Non-Voting Preferred Stock shall rank on parity with the Common Stock, the Corporation’s Series A Convertible Preferred Stock, and the Corporation’s Series B Convertible Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.
5.2 Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series C Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series C Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.
6. Conversion.
6.1 Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern time on the third Business Day after the date that the Corporation’s stockholders approve the conversion of the Series C Non-Voting Preferred Stock into shares of Common Stock in accordance with Nasdaq listing rules, as set forth in Section 5.14 of the Purchase Agreement and Section 4.1 of the Merger Agreement (the “Stockholder Approval”), each share of Series C Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation (the “Automatic Conversion”). The Corporation shall inform each Holder of the occurrence of the Stockholder Approval and the effective date of the Automatic Conversion within one Business Day of such Stockholder Approval via a Current report on Form 8-K publicly disclosing the same. In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of shares of Common Stock issuable to such Holder in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 30 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all shares of Series C Non-Voting Preferred Stock held by all other Holders less the aggregate number of shares of Series C Non-Voting Preferred Stock held by all other Holders that will not convert into shares of Common Stock on account of the application of any Beneficial Ownership Limitations applicable to any such other Holders. If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 30 days prior to the date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (excluding the Conversion Shares) to be zero. The shares of Series C Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. For the avoidance of doubt, any shares of Series C Non-Voting Preferred Stock that are not automatically converted pursuant to the Automatic Conversion as a result of a Beneficial Ownership Limitation shall remain outstanding until such shares of Series C Non-Voting Preferred Stock are converted pursuant to Section 6.2. The Conversion Shares shall be issued as follows:
6.1.1 Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within one Business Day of the effectiveness of the Automatic Conversion.
6.1.2 Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder
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of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.
6.1.3 Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.
6.2 Conversion at Option of Holder. Subject to Section 6.1, Section 6.4 and Section 6.5.3, each share of Series C Non-Voting Preferred Stock then outstanding shall be convertible, at any time and from time to time following 5:00 p.m. Eastern time on the third Business Day after the date that the Stockholder Approval is obtained by the Corporation, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.
6.3 Conversion Ratio. The “Conversion Ratio” for each share of Series C Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series C Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.
6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of any share of Series C Non-Voting Preferred Stock, including pursuant to Section 6.1, and a Holder shall not have the right to convert any portion of the Series C Non-Voting Preferred Stock pursuant to Section 6.2, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series C Preferred Stock, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series C Non-Voting Preferred Stock subject to the Notice of Conversion or the Automatic Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and
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“beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series C Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Holder to a percentage designated by such Holder on its signature page to the Purchase Agreement or otherwise between 0% and 19.99% of the number of shares of the Common Stock outstanding or deemed to be outstanding as of the applicable measurement date, and such percentage shall be set at 19.99% for any Holder that does not make such designation in the Purchase Agreement or otherwise. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Corporation, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Stockholder Approval and (y) if Stockholder Approval is not obtained within six months after the initial issuance of the Series C Non-Voting Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series C Non-Voting Preferred Stock. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, with respect to any Holder whose Beneficial Ownership Limitation is in excess of 15.00%, at any time that the beneficial ownership of shares of Common Stock of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of shares of Common Stock outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Series C Non-Voting Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.
6.5 Mechanics of Conversion.
6.5.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series C Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or
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electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series C Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series C Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.
6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series C Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series C Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.
6.5.3 Cash Settlement. If, at any time after the earlier of Stockholder Approval or six months after the initial issuance of the Series C Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Corporation shall, at the request of the Holder, pay an amount of cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been made by such Holder if Stockholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Corporation. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval, disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.6, the lack of obtaining Stockholder Approval, or due to applicable Trading Market rules.
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6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series C Non-Voting Preferred Stock equal to the number of shares of Series C Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series C Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series C Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1.
6.5.5 Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series C Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.
6.5.6 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series C Non-Voting Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Non-Voting Preferred Stock the Holder seeks to convert into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.
6.5.7 Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series C Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary
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stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series C Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.
6.6 Status as Stockholder. Upon each Conversion Date, (i) the shares of Series C Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series C Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C Non-Voting Preferred Stock. In no event shall the Series C Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.
7. Certain Adjustments.
7.1 Stock Dividends and Stock Splits. If the Corporation, at any time while this Series C Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series C Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
7.2 Fundamental Transaction. If, at any time while this Series C Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer by the Corporation is completed pursuant to which more than 50% of the Common Stock not held by the Corporation is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series C Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any Beneficial Ownership Limitation), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if such conversion of Series C Non-Voting Preferred Stock had occurred immediately prior to such Fundamental Transaction (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to
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the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that this Series C Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.
7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.
8. Redemption. The shares of Series C Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.
9. Transfer. A Holder may transfer any shares of Series C Non-Voting Preferred Stock together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series C Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any shares of Series C Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.
10. Series C Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series C Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, and electronic mail address of each holder in whose name the shares of Series C Non-Voting Preferred Stock have been issued and (ii) the name, address, and electronic mail address of each transferee of any shares of Series C Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series C Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series C Non-Voting Preferred Stock or his, her or its legal representatives.
11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series C Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.
12. Book-Entry; Certificates. The Series C Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series C Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series C Non-Voting Preferred Stock. To the extent that any shares of Series C Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.
13. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more
H-3-9

occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series C Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series C Non-Voting Preferred Stock then outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).
14. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.
15. Status of Converted Series C Non-Voting Preferred Stock. If any shares of Series C Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series C Non-Voting Preferred Stock. Any share of Series C Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Non-Voting Preferred Stock.
[Remainder of Page Intentionally Left Blank]
H-3-10

IN WITNESS WHEREOF, Galecto, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on November 7, 2025.

GALECTO, INC.

By:	/s/ Hans Schambye
Name:	Hans Schambye
Title:	President & Chief Executive Officer

H-3-11

ANNEX A
NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES C
NON-VOTING CONVERTIBLE PREFERRED STOCK)
The undersigned Holder hereby irrevocably elects to convert the number of shares of Series C Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.00001 per share (the “Common Stock”), of Galecto, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on November 7, 2025.
As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series C Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, is    %. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.
CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of shares of Series C Non-Voting Preferred Stock owned prior to Conversion:
Number of shares of Series C Non-Voting Preferred Stock to be Converted:
Number of shares of Common Stock to be Issued:
Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:
Broker No.:
Account No.:

[HOLDER]

By:
Name:
Title:

H-3-12

STATE OF DELAWARE
CERTIFICATE OF CORRECTION
TO THE
CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK
OF
GALECTO, INC.
GALECTO, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”).
DOES HEREBY CERTIFY:
1. The name of the corporation is Galecto, Inc.
2. That a CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK (the “Certificate of Designation”) was filed by the Secretary of State of Delaware on November 7, 2025 and that said Certificate of Designation requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.
2. The inaccuracy or defect of said Certificate of Designation is:
The Certificate of Designation did not appropriately reflect the number of authorized shares of the Corporation’s preferred stock, par value $0.00001 per share, designated as “Series C Non-Voting Convertible Preferred Stock” due to a scriveners error.
3. The RESOLVED clause in the Certificate of Designation is hereby corrected to read as follows:
“RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a new series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 43,882 shares of “Series C Non-Voting Convertible Preferred Stock” pursuant to the terms of (A) the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Daylight Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, Daylight Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation, and Damora Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (B) the Securities Purchase Agreement, dated as of the date hereof, by and among the Corporation and the initial Holders (as defined below) (the “Purchase Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:”
4. Section 2 of the Certificate of Designation is hereby corrected to read as follows:
“2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series C Non-Voting Convertible Preferred Stock (the “Series C Non-Voting Preferred Stock”) and the number of shares so designated shall be 43,882. Each share of Series C Non-Voting Preferred Stock shall have a par value of $0.00001 per share.”
[Remainder of Page Intentionally Left Blank]
H-3-13

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction of the Certificate of Designation to be signed by its Chief Executive Officer this 5th day of December, 2025.

By:	/s/ Hans T. Schambye
Name:	Hans T. Schambye, M.D., Ph.D.
Title:	President and Chief Executive Officer

H-3-14

Annex I
GALECTO, INC.
2026 EQUITY INCENTIVE PLAN
1.	Purpose
The purpose of this Galecto, Inc. 2026 Equity Incentive Plan (the “Plan”) is to promote and closely align the interests of employees, officers, non-employee directors and other individual service providers of Galecto, Inc. and its stockholders by providing stock-based compensation and other performance-based compensation. The objectives of the Plan are to attract and retain the best available employees, officers, non-employee directors and other individual service providers for positions of substantial responsibility and to motivate Participants to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards and for Incentive Bonuses, which may be paid in cash, Common Stock or a combination thereof, as determined by the Committee.
2.	Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Act” means the Securities Exchange Act of 1934, as amended.
(b) “Affiliate” means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee from time to time.
(c) “Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Incentive Bonus, or any combination of these, granted to a Participant pursuant to the provisions of the Plan, any of which may be subject to performance conditions.
(d) “Award Agreement” means a written or electronic agreement or other instrument as may be approved from time to time by the Committee and designated as such implementing the grant of each Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee and designated as such.
(e) “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Act.
(f) “Board” means the Board of Directors of the Company.
(g) “Cause” has the meaning set forth in the written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or in any severance plan in which the Participant participates, or if there is no such agreement or plan or no such term is defined in such agreement or plan, means a Participant’s (i) dishonest statements or acts with respect to the Company or any Affiliate, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business that results in or is reasonably anticipated to result in material harm to the Company; (ii) conviction or plea of guilty or no contest to: (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) failure to perform in all material respects the Participant’s assigned duties and responsibilities; (iv) gross negligence, willful misconduct that results in or is reasonably anticipated to result in material harm to the Company; (v) violation of any material provision of any agreement(s) between the Participant and the Company; or (vi) material violation of any written Company policies.
(h) “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any one of the following events following the Effective Date (and for the avoidance of doubt shall exclude the transactions contemplated by the Merger Agreement):
(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such Person or any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 2(h)(iii)(A) below;
(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: (A) individuals who, on the Effective Date (as defined below), constitute the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who were either directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;
(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (A) a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;
(iv) the implementation of a plan of complete liquidation or dissolution of the Company; or
(v) there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(j) “Committee” means the Compensation Committee of the Board (or any successor committee) or such other committee as designated by the Board to administer the Plan under Section 6.
(k) “Common Stock” means the common stock of the Company, $0.00001 par value per share, or such other class or kind of shares or other securities as may be applicable under Section 16.
(l) “Company” means Galecto, Inc., a Delaware corporation, and except as utilized in the definition of Change in Control, any successor corporation.
(m) “Disability” has the meaning set forth in a written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or in any severance plan in which the Participant participates, or if there is no such agreement or plan or no such term is defined in such agreement or plan, means the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. A determination of Disability shall be made by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances, and in this respect, Participants shall submit to an examination by a physician upon request by the Committee.
(n) “Dividend Equivalent” means an amount payable in cash or Common Stock, as determined by the Committee, equal to the dividends that would have been paid to the Participant if the share of Common Stock with respect to which the Dividend Equivalent relates had been owned by the Participant.
(o) “Effective Date” means the date on which the Plan takes effect, as defined pursuant to Section 4.
(p) “Eligible Person” any current or prospective employee, officer, non-employee director or other individual service provider of the Company or any Subsidiary; provided, however, that Incentive Stock Options may only be granted to employees of the Company or any of its “subsidiary corporations” within the meaning of Section 424 of the Code.

(q) “Fair Market Value” means as of any date, the value of the Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, system or market, its Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange, system or market as reported in the Wall Street Journal or such other source as the Committee deems reliable (or, if no sale of Common Stock is reported for such date, on the next preceding date on which any sale shall have been reported); and (ii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method, taking into account factors consistent with Treas. Reg. § 409A-1(b)(5)(iv)(B) as the Committee deems appropriate.
(r) “Incentive Bonus” means a bonus opportunity awarded under Section 12 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria established for a specified performance period as specified in the Award Agreement.
(s) “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(t) “Nonqualified Stock Option” means an Option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(u) “Option” means a right to purchase a number of shares of Common Stock at such exercise price, at such times and on such other terms and conditions as are specified in or determined pursuant to an Award Agreement. Options granted pursuant to the Plan may be Incentive Stock Options or Nonqualified Stock Options.
(v) “Other Stock-Based Award” means an Award granted to an Eligible Person under Section 11.
(w) “Outstanding Common Stock” means the sum of (i) the shares of Common Stock outstanding, (ii) the shares of Common Stock underlying unexercised pre-funded warrants, and (iii) the shares of Common Stock underlying the Company’s preferred stock, par value $0.00001 (determined on an as-converted basis without regard to any limitations on such conversion).
(x) “Participant” means any Eligible Person to whom Awards have been granted from time to time by the Committee and any authorized transferee of such individual.
(y) “Person” shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 14(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(z) “Restricted Stock” means an Award or issuance of Common Stock the grant, issuance, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or engagement or performance conditions) and terms as the Committee deems appropriate.
(aa) “Restricted Stock Unit” means an Award denominated in units of Common Stock under which the issuance of shares of such Common Stock (or cash payment in lieu thereof) is subject to such conditions (including continued employment or engagement or performance conditions) and terms as the Committee deems appropriate.
(bb) “Separation from Service” or “Separates from Service” means a Termination of Employment that constitutes a “separation from service” within the meaning of Section 409A of the Code.
(cc) “Stock Appreciation Right” or “SAR” means a right granted that entitles the Participant to receive, in cash or Common Stock or a combination thereof, as determined by the Committee, value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) the exercise price of the right, as established by the Committee on the date of grant.

(dd) “Subsidiary” means any business association (including a corporation or a partnership, other than the Company) in an unbroken chain of such associations beginning with the Company if each of the associations other than the last association in the unbroken chain owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other associations in such chain.
(ee) “Substitute Awards” means Awards granted or Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
(ff) “Termination of Employment” means ceasing to serve as an employee of the Company and its Subsidiaries or, with respect to a non-employee director or other service provider, ceasing to serve as such for the Company and its Subsidiaries, except that with respect to all or any Awards held by a Participant (i) the Committee may determine that a leave of absence (including as a result of a Participant’s short-term or long-term disability or other medical leave) or employment on a less than full-time basis is considered a “Termination of Employment,” (ii) the Committee may determine that a transition from employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party is not considered a “Termination of Employment,” (iii) service as a member of the Board shall constitute continued service with respect to Awards granted to a Participant while he or she served as an employee, (iv) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board or other service provider, and (v) the Committee may determine that a transition from employment with the Company or a Subsidiary to service to the Company or a Subsidiary other than as an employee shall constitute a “Termination of Employment”. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or Subsidiary that employs or engages a Participant, shall be deemed to result in a Termination of Employment with the Company and its Subsidiaries for purposes of any affected Participant’s Awards, and the Committee’s decision shall be final and binding.
3.	Eligibility
Any Eligible Person is eligible for selection by the Committee to receive an Award.
4.	Effective Date and Termination of Plan
This Plan became effective on [  ], 2026 (the “Effective Date”). The Plan shall remain available for the grant of Awards until December 13, 2036. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted.
5.	Shares Subject to the Plan and to Awards
(a) Aggregate Limits. The aggregate number of shares of Common Stock issuable under the Plan shall be equal to (i) 9,299,832, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”). The Share Pool will automatically increase on January 1 of each year beginning in 2027 and ending with a final increase on January 1, 2036 in an amount equal to 5% of the Outstanding Common Stock on the preceding December 31; provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to this sentence. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to Awards outstanding at the time of any event described in Section 16 shall be subject to adjustment as provided in Section 16. The shares of Common Stock issued under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market or in private transactions.
(b) Issuance of Shares. For purposes of Section 5(a), the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares of Common Stock actually issued upon exercise or settlement of an Award. Shares of Common Stock subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and shares of Common Stock subject to Awards settled in cash shall not count as shares of Common Stock issued under this Plan. The aggregate number of shares available for issuance under this Plan at any time shall not be reduced by (i) shares subject to Awards that have been terminated, expired unexercised, forfeited or settled in cash, (ii) shares subject to Awards that have been retained or withheld by the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an Award, or (iii) shares subject to Awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an Award shall be available for issuance under this Plan.
(c) Substitute Awards. Substitute Awards shall not reduce the shares of Common Stock authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares (i) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, (ii) shall only be made to individuals who were not employees or service providers of the Company or its Affiliates at the time of such acquisition or combination, and (iii) shall comply with the requirements of any stock exchange or market or quotation system on which the Common Stock is traded, listed or quoted.
(d) Tax Code Limits. The aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall be equal to 9,299,832, which number shall be calculated and adjusted pursuant to Section 16 only to the extent that such calculation or adjustment will not affect the status of any Option intended to qualify as an Incentive Stock Option under Section 422 of the Code.
(e) Limits on Non-Employee Director Compensation. The aggregate dollar value of equity-based (based on the grant date Fair Market Value of equity-based Awards) and cash compensation granted under this Plan or otherwise to any non-employee director for service on the Board shall not exceed $1,000,000 during any calendar year.
6.	Administration of the Plan
(a) Administrator of the Plan. The Plan shall be administered by the Committee. The Board shall fill vacancies on, and from time to time may remove or add members to, the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. To the maximum extent permissible under applicable law, the Committee (or any successor) may by resolution delegate any or all of its authority to one or more subcommittees composed of one or more directors and/or officers of the Company, and any such subcommittee shall be treated as the Committee for all purposes under this Plan. Notwithstanding the foregoing, if the Board or the Committee (or any successor) delegates to a subcommittee comprised of one or more officers of the Company the authority to grant Awards, no such subcommittee shall designate any officer serving thereon or any officer (within the meaning of Section 16 of the Act) or non-employee director of the Company as a recipient of any Awards granted under such delegated authority. The Committee hereby delegates to and designates the most senior officer in the Finance Department of the Company of the Company (or such other officer with similar authority), and to his or her delegates or designees, the authority to assist the Committee in the day-to-day administration of the Plan and of Awards granted under the Plan, including those powers set forth in Section 6(b)(v) through (xi) and to execute Award Agreements or other documents entered into under this Plan on behalf of the Committee or the Company. The Committee may further designate and delegate to one or more additional officers or employees of the Company or any Subsidiary, and/or one or more agents, authority to assist the Committee in any or all aspects of the day-to-day administration of the Plan and/or of Awards granted under the Plan.
(b) Powers of Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including:

(i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;
(ii) to determine which Persons are Eligible Persons, to which of such Eligible Persons, if any, Awards shall be granted hereunder and the timing of any such Awards;
(iii) to prescribe and amend the terms of the Award Agreements, to grant Awards and determine the terms and conditions thereof;
(iv) to reduce the exercise price of a previously awarded Option or Stock Appreciation Right or cancel and re-grant or exchange such Option or Stock Appreciation Right for cash or a new Award with a lower (or no) exercise price, with any such determination made by the Committee in its sole discretion, in each case, without stockholder approval;
(v) to adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in this Plan by Eligible Persons who are not citizens of, or subject to taxation by, the United States or who are employed outside the United States or (B) to allow Awards to qualify for special tax treatment in a jurisdiction other than the United States; provided, however, that Board approval will not be necessary for immaterial modifications to this Plan or any Award Agreement that are required for compliance with the laws of the relevant jurisdiction;
(vi) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, retention, vesting, exercisability or settlement of any Award;
(vii) to prescribe and amend the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan;
(viii) to determine the extent to which adjustments are required pursuant to Section 16;
(ix) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions if the Committee, in good faith, determines that it is appropriate to do so;
(x) to approve corrections in the documentation or administration of any Award; and
(xi) to make all other determinations deemed necessary or advisable for the administration of this Plan.
Notwithstanding anything in this Plan to the contrary, with respect to any Award that is “deferred compensation” under Section 409A of the Code, the Committee shall exercise its discretion in a manner that causes such Awards to be compliant with or exempt from the requirements of Section 409A of the Code. Without limiting the foregoing, unless expressly agreed to in writing by the Participant holding such Award, the Committee shall not take any action with respect to any Award which constitutes (x) a modification of a stock right within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (y) an extension of a stock right, including the addition of a feature for the deferral of compensation within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(C), or (z) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A of the Code within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(E).
The Committee may, in its sole and absolute discretion, without amendment to the Plan but subject to the limitations otherwise set forth in Section 20, waive or amend the operation of Plan provisions respecting exercise after Termination of Employment. The Committee or any member thereof may, in its sole and absolute discretion, except as otherwise provided in Section 20, waive, settle or adjust any of the terms of any Award so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of an applicable stock exchange, disruption of communications or natural catastrophe).
(c) Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of, or operation of, any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for as a result of gross negligence or willful misconduct in the performance of their duties.
(d) Subsidiary Awards. In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing any subject shares of Common Stock to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.
7.	Plan Awards
(a) Terms Set Forth in Award Agreement. Awards may be granted to Eligible Persons as determined by the Committee at any time and from time to time prior to the termination of the Plan. The terms and conditions of each Award shall be set forth in an Award Agreement in a form approved by the Committee for such Award, subject to and incorporating by reference or otherwise the applicable terms and conditions of the Plan, which Award Agreement may contain such terms and conditions as specified from time to time by the Committee, provided such other terms and conditions do not conflict with the Plan. The Award Agreement for any Award (other than Restricted Stock Awards) shall include the time or times at or within which and the consideration, if any, for which any shares of Common Stock or cash, as applicable, may be acquired from the Company. The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Agreements may vary.
(b) Termination of Employment. Subject to the express provisions of the Plan, the Committee shall specify before, at, or after the time of grant of an Award the provisions governing the effect(s) upon an Award of a Participant’s Termination of Employment.
(c) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award (including voting rights) until the date the Participant becomes the holder of record of such shares of Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Sections 10(b), 11(b) or 16 of this Plan or as otherwise provided by the Committee.
(d) No Fractional Shares. No fractional shares of Common Stock shall be issued pursuant to an Award or in settlement thereof.
8.	Options
(a) Grant, Term and Price. The grant, issuance, retention, vesting and/or settlement of any Option shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. The term of an Option shall in no event be greater than 10 years; provided, however, the term of an Option (other than an Incentive Stock Option) shall be automatically extended if, at the time of its scheduled expiration, the Participant holding such Option is prohibited by law or the Company’s insider trading policy from exercising the Option, which extension shall expire on the 30th day following the date such prohibition no longer applies. The Committee will establish the price at which Common Stock may be purchased upon exercise of an Option, which in no event will be less than the Fair Market Value of such shares on the date of grant; provided, however, that the exercise price per share of Common Stock with respect to an Option that is granted as a Substitute Award may be less than the Fair Market Value of the shares of Common Stock on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition that satisfies the requirements of (i) Section 409A of the Code, if such options held by such optionees are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code, and (ii) Section 424(a) of the Code, if such options held by such optionees are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. The exercise price of any Option may be paid in cash to the Company or such other method as determined by the Committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares of Common Stock issuable under an Option, the delivery of previously owned shares of Common Stock or withholding of shares of Common Stock otherwise deliverable upon exercise.
(b) No Reload Grants. Options shall not be granted under the Plan in consideration for, and shall not be conditioned upon the delivery of, shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(c) Incentive Stock Options. Notwithstanding anything to the contrary in this Section 8, in the case of the grant of an Incentive Stock Option, if the Participant owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price of such Option must be at least 110% of the Fair Market Value of the shares of Common Stock on the date of grant and the Option must expire within a period of not more than five years from the date of grant. Notwithstanding anything in this Section 8 to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (i) the aggregate Fair Market Value of shares of Common Stock (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (ii) such Options otherwise remain exercisable but are not exercised within three months (or such other period of time provided in Section 422 of the Code) of separation of service (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder).
(d) No Stockholder Rights. Participants shall have no voting rights and will have no rights to receive dividends or Dividend Equivalents in respect of an Option or any shares of Common Stock subject to an Option until the Participant has become the holder of record of such shares.
9.	Stock Appreciation Rights
(a) General Terms. The grant, issuance, retention, vesting and/or settlement of any Stock Appreciation Right shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. The term of a Stock Appreciation Right shall in no event be greater than 10 years; provided, however, the term of a Stock Appreciation Right shall be automatically extended if, at the time of its scheduled expiration, the Participant holding such Stock Appreciation Right is prohibited by law or the Company’s insider trading policy from exercising the Stock Appreciation Right which extension shall expire on the 30th day following the date such prohibition no longer applies. Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of Options granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”). Upon exercise of a tandem SAR as to some or all of the shares covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise. Conversely, if the related Option is exercised as to some or all of the shares covered by the grant, the related tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, provided that the Fair Market Value of Common Stock on the date of the SAR’s grant is not greater than the exercise price of the related Option. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 and all tandem SARs shall have the same exercise price as the Option to which they relate. Subject to the provisions of Section 8 and the immediately preceding sentence, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Common Stock, cash, Restricted Stock or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement.
(b) No Stockholder Rights. Participants shall have no voting rights and will have no rights to receive dividends or Dividend Equivalents in respect of an Award of Stock Appreciation Rights or any shares of Common Stock subject to an Award of Stock Appreciation Rights until the Participant has become the holder of record of such shares.

10.	Restricted Stock and Restricted Stock Units
(a) Vesting and Performance Criteria. The grant, issuance, vesting and/or settlement of any Award of Restricted Stock or Restricted Stock Units shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. In addition, the Committee shall have the right to grant Restricted Stock or Restricted Stock Unit Awards as the form of payment for grants or rights earned or due under other stockholder-approved compensation plans or arrangements of the Company.
(b) Dividends and Distributions. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those shares of Common Stock, unless determined otherwise by the Committee. The Committee will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and/or subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Shares underlying Restricted Stock Units shall be entitled to dividends or distributions only to the extent provided by the Committee.
11.	Other Stock-Based Awards
(a) General Terms. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Common Stock delivered pursuant to an Other Stock-Based Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Common Stock, other Awards, or other property, as the Committee shall determine.
(b) Dividends and Distributions. Shares underlying Other Stock-Based Awards shall be entitled to dividends or distributions only to the extent provided by the Committee.
12.	Incentive Bonuses
(a) Vesting Criteria. The Committee shall establish the vesting conditions applicable to an Incentive Bonus, including any performance criteria and level of achievement versus such criteria that may determine the amount payable under an Incentive Bonus, which may include a target, threshold and/or maximum amount payable and any formula for determining such achievement.
(b) Timing and Form of Payment. The Committee shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Common Stock, as determined by the Committee.
(c) Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on may be adjusted by the Committee on the basis of such further considerations as the Committee shall determine.
13.	Performance Awards
The Committee may establish performance criteria and level of achievement versus such criteria that shall determine the number of shares of Common Stock, Restricted Stock Units, Other Stock-Based Awards or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award (any such Award, a “Performance Award”). A Performance Award may be identified as “Performance Share,” “Performance Equity,” “Performance Unit” or other such term as chosen by the Committee.
14.	Deferral of Payment
The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Common Stock or cash upon settlement, vesting or other events with respect to Restricted Stock Units, Other Stock-Based Awards or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any election to defer the delivery of Common Stock or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code. The Company, any Subsidiary or Affiliate which is in existence or hereafter comes into existence, the Board and the Committee shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Board or the Committee in respect thereof.
15.	Conditions and Restrictions Upon Securities Subject to Awards
The Committee may provide that the Common Stock issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Common Stock issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Common Stock already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued under an Award, including (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and holders of other Company equity compensation arrangements, (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (d) provisions requiring Common Stock be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.
16.	Adjustment of and Changes in the Stock
(a) The number and kind of shares of Common Stock available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of shares of Common Stock subject to the limits set forth in Section 5, shall be equitably adjusted by the Committee to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares of Outstanding Common Stock. Such adjustment may be designed to comply with Section 424 of the Code or may be designed to treat the shares of Common Stock available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such shares of Common Stock to reflect a deemed reinvestment in shares of Common Stock of the amount distributed to the Company’s securityholders. The terms of any outstanding Award shall also be equitably adjusted by the Committee as to price, number or kind of shares of Common Stock subject to such Award, vesting, performance criteria, and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards. No fractional shares of Common Stock shall be issued or issuable pursuant to such an adjustment.
(b) In the event there shall be any other change in the number or kind of outstanding shares of Common Stock, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, by reason of a Change in Control, other merger, consolidation or otherwise, then the Committee shall determine the appropriate and equitable adjustment to be effected, which adjustments need not be uniform between different Awards or different types of Awards. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised, consistent with and as otherwise permitted under Section 409A of the Code, and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion.
(c) In the event of a Change in Control, the Committee, acting in its sole discretion without the consent or approval of any Participant, may take one or more of the following actions, which may vary among individual Participants and/or among Awards held by any individual Participant: (i) arrange for the assumption of an outstanding Award by the successor or acquiring entity (if any) of such Change in Control (or by its parents, if any), which assumption will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such Option or Stock Appreciation Right, or any Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code; (ii) provide for the issuance of substitute awards by the successor or acquiring entity (if any) of such Change in Control (or by its parents, if any) that will substantially preserve the otherwise applicable terms of the outstanding Award as determined by the Committee in its sole discretion; (iii) accelerate vesting or waive any forfeiture conditions; (iv) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, after which specified date all unexercised Awards and all rights of Participants thereunder shall terminate; or (v) make such other adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control. Notwithstanding anything herein to the contrary, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards or issue substitute awards upon the Change in Control, unless determined otherwise by the Committee, immediately prior to the Change in Control, all Awards that are not assumed, continued or substituted for shall be treated as follows effective immediately prior to the Change in Control: (A) in the case of an Option or Stock Appreciation Right, the Participant shall have the ability to exercise such Option or Stock Appreciation Right, including any portion of the Option or Stock Appreciation Right not previously exercisable, (B) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an Incentive Bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the Participant shall have the right to receive a payment based on target level achievement or actual performance through a date determined by the Committee, and (C) in the case of outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards (other than those referenced in subsection (B)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse. In no event shall any action be taken pursuant to this Section 16(c) that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code.
(d) Notwithstanding anything in this Section 16 to the contrary, in the event of a Change in Control, the Committee may provide for the cancellation and cash settlement of all outstanding Awards upon such Change in Control (including the cancellation for no consideration of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the per share consideration in such transaction).
(e) Notwithstanding anything in this Section 16 to the contrary, an adjustment to an Option or Stock Appreciation Right under this Section 16 shall be made in a manner that will not result in the grant of a new Option or Stock Appreciation Right under Section 409A of the Code.
17.	Transferability
Each Award may not be sold, transferred for value, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime. Notwithstanding the foregoing, (a) outstanding Options may be exercised following the Participant’s death by the Participant’s beneficiaries or as permitted by the Committee and (b) as permitted by the Committee, a Participant may transfer or assign an Award as a gift to any “family member” (as such term is defined in the Registration Statement on Form S-8) (an “Assignee Entity”), provided that such Assignee Entity shall be entitled to exercise assigned Options and Stock Appreciation Rights only during the lifetime of the assigning Participant (or following the assigning Participant’s death, by the Participant’s beneficiaries or as otherwise permitted by the Committee) and provided further that such Assignee Entity shall not further sell, pledge, transfer, assign or otherwise alienate or hypothecate such Award.
18.	Compliance with Laws and Regulations
(a) This Plan, the grant, issuance, vesting, exercise and settlement of Awards hereunder, and the obligation of the Company to sell, issue or deliver shares of Common Stock under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver Common Stock prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Common Stock shall be issued and/or transferable under any other Award unless a registration statement with respect to the Common Stock underlying such Option is effective and current or the Company has determined, in its sole and absolute discretion, that such registration is unnecessary.
(b) In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Committee may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company’s obligations with respect to tax equalization for Participants employed outside their home country.
19.	Withholding
To the extent required by applicable federal, state, local or foreign law, the Committee may, and/or a Participant shall, make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Award or the issuance or sale of any shares of Common Stock. The Company shall not be required to recognize any Participant rights under an Award, to issue shares of Common Stock or to recognize the disposition of such shares of Common Stock until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by the Company withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Company withholding a portion of the shares of Common Stock that otherwise would be issued to a Participant under such Award or any other Award held by the Participant, or by the Participant tendering to the Company cash or, if allowed by the Committee, shares of Common Stock.
20.	Amendment of the Plan or Awards
The Board may amend, alter, suspend or terminate this Plan, and the Committee may amend or alter any Award Agreement or other document evidencing an Award made under this Plan; however, except as provided pursuant to the provisions of Section 16, no such amendment shall, without the approval of the stockholders of the Company:
(a) increase the maximum number of shares of Common Stock for which Awards may be granted under this Plan;
(b) extend the term of this Plan;
(c) change the class of Persons eligible to be Participants; or
(d) otherwise amend the Plan in any manner requiring stockholder approval by law or the rules of any stock exchange or market or quotation system on which the Common Stock is traded, listed or quoted.
No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would materially impair the rights of the holder of an Award without such holder’s consent; provided, however, that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of, or avoid adverse financial accounting consequences under, any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
21.	No Liability of Company
The Company, any Subsidiary or Affiliate which is in existence or hereafter comes into existence, the Board, the Committee and any delegate thereof shall not be liable to a Participant or any other person as to: (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, vesting, exercise or settlement of any Award granted hereunder.

22.	Non-Exclusivity of Plan
Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including the granting of equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
23.	Governing Law
This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware (without regard to its choice of law provisions) and applicable Federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
24.	No Right to Employment, Reelection or Continued Service
Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its Affiliates to terminate any Participant’s employment, service on the Board or service at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its Affiliates. Subject to Sections 4 and 20, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Subsidiaries and/or its Affiliates.
25.	Specified Employee Delay
To the extent any payment under this Plan is considered deferred compensation subject to the restrictions contained in Section 409A of the Code, such payment may not be made to a specified employee (as determined in accordance with a uniform policy adopted by the Company with respect to all arrangements subject to Section 409A of the Code) upon Separation from Service before the date that is six months after the specified employee’s Separation from Service (or, if earlier, the specified employee’s death). Any payment that would otherwise be made during this period of delay shall be accumulated and paid on the sixth month plus one day following the specified employee’s Separation from Service (or, if earlier, as soon as administratively practicable after the specified employee’s death).
26.	No Liability of Committee Members
No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s Certificate of Incorporation and Bylaws (as each may be amended from time to time), as a matter of law, pursuant to any individual agreement or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
27.	Severability
If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
28.	Unfunded Plan
The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
29.	Clawback/Recoupment
Awards granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Rule 10D-1 under the Exchange Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.
30.	Beneficiary Designation
Participants may designate beneficiaries with respect to Awards under the Plan in accordance with the procedures determined by the Committee. In the absence of a beneficiary designation, a Participant’s estate will be the deemed beneficiary.
31.	Interpretation
Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

Annex J
GALECTO, INC.
2026 EMPLOYEE STOCK PURCHASE PLAN
1.	Purpose
The purpose of this Galecto, Inc. 2026 Employee Stock Purchase Plan (the “Plan”) is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated Contributions. The Company’s intention is to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.
2.	Definitions.
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Administrator” means the Compensation Committee of the Board (or any successor committee), or such other committee as designated by the Board to administer the Plan under Section 14.
(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(e) “Common Stock” means the common stock of the Company, $0.00001 par value per share.
(f) “Company” means Galecto, Inc., a Delaware corporation, and any successor corporation.
(g) “Compensation” means an Eligible Employee’s base salary or base hourly rate of pay before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, but excluding commissions, overtime, incentive compensation, bonuses and other forms of compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for an Offering Period.
(h) “Contributions” means the payroll deductions and any other additional payments that the Administrator may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan, subject to Section 423 of the Code.
(i) “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. As of the date of adoption of the Plan, the Designated Subsidiaries consist exclusively of: Damora Therapeutics, LLC.
(j) “Effective Date” means [  ].
(k) “Eligible Employee” means any person, including an officer, who is customarily employed by the Company or a Designated Subsidiary (i) for more than 20 hours per week and (ii) for more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. “Eligible Employee” shall not include any person who is a citizen or resident of a foreign jurisdiction if granting them an option under the Plan would violate the law of such jurisdiction, or if compliance with the laws of the jurisdiction would cause the Plan to violate Section 423 of the Code.
(l) “Employer” means the Company and each Designated Subsidiary.
(m) “Enrollment Date” means the first Trading Day of each Offering Period.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(o) “Exercise Date” means the last Trading Day of each Purchase Period.
(p) “Fair Market Value” means as of any date, the value of the Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, system or market, its Fair Market Value shall be the closing price for the Common Stock as quoted on such exchange, system or market as reported in the Wall Street Journal or such other source as the Administrator deems reliable (or, if no sale of Common Stock is reported for such date, on the next preceding date on which any sale shall have been reported); and (ii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
(q) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.
(r) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical; provided, however, that the terms of the Plan and an Offering together satisfy Treasury Regulation Sections 1.423-2(a)(2) and (a)(3).
(s) “Offering Periods” means the periods established by the Administrator (not to exceed 27 months) during which an option granted pursuant to the Plan may be exercised. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 18, and 19.
(t) “Outstanding Common Stock” means the sum of (i) the shares of Common Stock outstanding, (ii) the shares of Common Stock underlying unexercised pre-funded warrants, and (iii) the shares of Common Stock underlying the Company’s preferred stock, par value $0.00001 per share.
(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(v) “Participant” means an Eligible Employee who elects to participate in the Plan.
(w) “Purchase Period” means the period during an Offering Period during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan, as established by the Administrator.
(x) “Purchase Price” means an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any other Applicable Law) or pursuant to Section 18.
(y) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(z) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on a national stock exchange, a business day as determined by the Administrator in good faith.
(aa) “Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.	Eligibility.
(a) Offering Periods. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan if he or she was employed by the Company for at least 30 calendar days (unless otherwise determined by the

Administrator) immediately preceding the Enrollment Date, subject to the requirements of Section 5; provided, however, that an Eligible Employee who commences employment with the Company or a Designated Subsidiary following such 30-day period (or such other period as determined by the Administrator) will be eligible to participate in the Plan at the beginning of the next Purchase Period to occur that is at least 30 calendar days (or such other period as determined by the Administrator) following the commencement of his or her employment with the Company or a Designated Subsidiary. Eligible Employees who do not elect to participate in the Plan on a given Enrollment Date may elect to participate in the Plan at the beginning of any subsequent Purchase Period, as determined by the Administrator.
(b) Non-U.S. Employees. Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In addition, as provided in Section 14, the Administrator may establish one or more sub-plans of the Plan (which may, but are not required to, comply with the requirements of Section 423 of the Code) to provide benefits to employees of Designated Subsidiaries located outside the United States in a manner that complies with local law. Any such sub-plan will be a component of the Plan and will not be a separate plan.
(c) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate that exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.
4.	Offering Periods
The Plan will be implemented by consecutive Offering Periods with new Offering Periods commencing at such times as determined by the Administrator. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) without stockholder approval.
5.	Participation
An Eligible Employee may participate in the Plan by (i) submitting to the Company’s Finance department (or its delegate), on or before a date determined by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator.
6.	Contributions
(a) At the time a Participant enrolls in the Plan pursuant to Section 5, such Participant will elect to have payroll deductions made on each pay day or other Contributions (to the extent permitted by the Administrator) made during the Offering Period (or portion thereof) in an amount equal to at least 1% but not exceeding 15% of the Compensation (or such other percentage of Compensation as determined by the Administrator in its sole discretion, prior to the commencement of an applicable Offering Period), that the Participant receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have any payroll deductions made on such day applied to his or her notional account under the subsequent Purchase Period or Offering Period. The maximum permissible Contribution by any Participant for all Offering Periods during any calendar year shall be $25,000. The Administrator, in its sole discretion and to the extent permitted by Section 423 of the Code, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check, or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10.
(b) Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date (or such later date on which a Participant enrolls in the Plan pursuant to Section 5) and will end on the last pay day prior to the Exercise Date of such Purchase Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10; provided, however, that with respect to the first Offering Period, payroll deduction for a Participant will not commence until such time as determined by the Administrator.
(c) All Contributions made for a Participant will be credited to his or her notional account under the Plan and payroll deductions will be made in whole percentages only. Except to the extent permitted by the Administrator pursuant to Section 6(a), a Participant may not make any additional payments into such notional account.
(d) A Participant may discontinue his or her participation in the Plan as provided in Section 10. Participants shall not be permitted to increase or to otherwise decrease their rates of Contributions during a Purchase Period unless otherwise determined by the Administrator in its sole discretion; provided, however, that Participants shall be permitted to increase or decrease their rates of Contributions effective as of the beginning of each Purchase Period.
(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a Participant’s Contributions may be decreased to 0% at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.
(f) At the time the option under the Plan is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local, or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the United States, national insurance, social security, or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by Treasury Regulation Section 1.423-2(f).
7.	Grant of Option
On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period (or any Purchase Period within such Offering Period) will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing (i) such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s notional account as of the Exercise Date by (ii) the applicable Purchase Price; provided, however, that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 2,500 shares of Common Stock (subject to any adjustment pursuant to Section 18); provided, further, that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period of an Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8.	Exercise of Option
(a) Unless a Participant withdraws from the Plan as provided in Section 10, such Participant’s option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her notional account. No fractional shares of Common Stock will be purchased; unless determined by the Administrator, any Contributions accumulated in a Participant’s notional account that are not sufficient to purchase a full share will be retained in the Participant’s notional account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s notional account after the Exercise Date will be returned to the Participant (without interest thereon, except as otherwise required under local laws, as further set forth in Section 12). During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.
(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.
9.	Delivery
As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
10.	Withdrawal
A Participant may withdraw all, but not less than all, the Contributions credited to his or her notional account and not yet used to exercise his or her option under the Plan at any time by (a) submitting to the Company’s Finance department (or its delegate) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (b) following an electronic or other withdrawal procedure determined by the Administrator. All the Participant’s Contributions credited to his or her notional account will be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

11.	Termination of Employment
Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s notional account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. In no event may a Participant be granted an option under the Plan following his or her termination of employment unless such Participant subsequently becomes an Eligible Employee again.
12.	Interest
No interest will accrue on the Contributions of a Participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by Treasury Regulation Section 1.423-2(f).
13.	Stock
(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan shall be equal to (i) 619,989, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”). The Share Pool will automatically increase on January 1 of each year beginning in 2027 and ending with a final increase on January 1, 2036 in an amount equal to the lesser of (x) 1,000,000 or (y) 1% of the Outstanding Common Stock on the preceding December 31; provided, however, that the Administrator may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to this sentence.
(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.
14.	Administration
The Plan shall be administered by the Administrator. The Board shall fill vacancies on, and from time to time may remove or add members to, the Administrator. Any power of the Administrator may also be exercised by the Board. The Administrator will have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan, and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures, and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the United States. The Administrator hereby delegates to and designates the most senior officer in the Finance Department of the Company (or such other officer with similar authority), and to his or her delegates or designates, the authority to assist the Administrator in the day-to-day administration of the Plan. The Administrator may also delegate some or all of its responsibilities to one or more other persons (which may include Company personnel) and, to the extent there has been any such delegation, any reference in the Plan to the Administrator shall include the delegate of the Administrator. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by Applicable Laws, be final and binding upon all parties.
15.	Designation of Beneficiary
(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s notional account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s notional account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.
(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and 15(b), the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by Treasury Regulation Section 1.423-2(f).
16.	Transferability
Neither Contributions credited to a Participant’s notional account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.	Use of Funds
The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings in which applicable local law requires that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party for Participants in non-U.S. jurisdictions. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18.	Adjustments, Dissolution, Liquidation, Merger or Other Corporate Transaction
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.
(c) Merger or Other Corporate Transaction. In the event of a merger, sale, or other similar corporate transaction involving the Company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger, sale, or other similar corporate transaction. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.
19.	Amendment or Termination
(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 18). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ notional accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws, as further set forth in Section 12) as soon as administratively practicable.
(b) Without stockholder consent and without limiting Section 19(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend, or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;
(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.
20.	Notices
All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.	Conditions Upon Issuance of Shares
(a) Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of Applicable Law.
22.	Term of Plan
The Plan will become effective upon the Effective Date. It will continue in effect until terminated pursuant to Section 19.
23.	Stockholder Approval
The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
24.	Governing Law
This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware (without regard to its choice of law provisions). Any reference in this Plan or in any agreements or other documents hereunder to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule, or regulation of similar effect or applicability.
25.	Severability
If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality, or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal, or unenforceable provision had not been included.
26.	Interpretation
Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term, or matter shall not be construed to limit such statement, term, or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term, or matter. References herein to any agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

EXHIBIT A

GALECTO, INC.
2026 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Offering Date:
Change in Payroll Deduction Rate

1.              hereby elects to participate in the Galecto, Inc. 2026 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan. Capitalized terms used but not defined in this Subscription Agreement have the meanings provided under the Plan.
2. I hereby authorize payroll deductions from each paycheck in the amount of      % of my Compensation on each payday (from 1% to 15%) during the Offering Period in accordance with the Plan, commencing with the next Offering Period; provided, however, that, in no event may more than $25,000 of Common Stock be purchased under the Plan in any calendar year. (Please note that no fractional percentages are permitted.)
3. I understand that the payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.
4. I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5. Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of               (Eligible Employee or Eligible Employee and Spouse only).
6. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price that I paid for the shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.
7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Employee’s Social Security #:
Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Date:
Signature

EXHIBIT B

GALECTO, INC.
2026 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL
The undersigned Participant in the Offering Period of the Galecto, Inc. 2026 Employee Stock Purchase Plan that began on          ,       (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as soon as reasonably practicable all the payroll deductions credited to his or her notional account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Participant’s Name:
Participant’s Address:

Date:
Signature

ANNEX K

FORM OF GALECTO PROXY CARD

Galecto

GALECTO, INC.
75 STATE STREET, SUITE 100
BOSTON, MA 02109
ATTN: GARRETT WINSLOW

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/GLTO2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82243-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**GALECTO, INC.**

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

K-1

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement to Stockholders is available at www.proxyvote.com.

V82244-TBD

**GALECTO, INC.**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**SPECIAL MEETING OF SHAREHOLDERS**
**February 9, 2026**

The stockholder(s) hereby appoint(s) Hans T. Schambye and Lori Firmani, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Galecto, Inc. that the shareholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at 9:00 a.m., Eastern Time on February 9, 2026, at www.virtualshareholdermeeting.com/GLTO2026SM, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE**

**Continued and to be signed on reverse side**

K-2